UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

*	Effective July 3, 2012, MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio were terminated as series of the Registrant.
**	Effective August 17, 2012, MFS Growth Portfolio, a series of the Registrant, was reorganized into MFS Growth Series, a series of MFS Variable Insurance Trust, and MFS Mid Cap Growth Portfolio a series of the Registrant, was reorganized into MFS Mid Cap Growth Series, a series of MFS Variable Insurance Trust. Effective August 22, 2012, MFS Growth Portfolio and MFS Mid Cap Growth Portfolio were terminated as series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS Blended Research Growth Portfolio, MFS Blended Research Value Portfolio, MFS Growth Portfolio, and MFS Mid Cap Growth Portfolio, each a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

December 31, 2012

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	9.6%
Apple, Inc.	9.1%
Oracle Corp.	5.3%
Qualcomm, Inc.	5.0%
Visa, Inc., “A”	4.1%
MasterCard, Inc., “A”	4.0%
Amazon.com, Inc.	3.9%
EMC Corp.	3.5%
Apple, Inc. – June 2013 @$550	3.3%
Priceline.com, Inc.	3.2%

Top five industries (i)
Computer Software – Systems (s)	22.9%
Internet	15.3%
Computer Software (s)	14.0%
Electronics (s)	12.0%
Network & Telecom	9.4%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

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MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 14.60%, while Service Class shares of the fund provided a total return of 14.26%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 15.23% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

The combination of an underweight position and stock selection in the business services industry detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, short positions in the common stock of IT and professional services company Computer Sciences and managed network services company Equinix (h) hindered relative results as both stocks turned in strong performance for the period.

Security selection in the consumer services industry was another factor that held back relative returns. There were no stocks within this industry that were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s holdings of computer products and services provider Hewlett-Packard, semiconductor manufacturer Microchip Technology, semiconductor company Atmel, Internet search giant Google, wireless communications equipment producer Aeroflex, access infrastructure software manufacturer Citrix Systems, and intellectual property licensor CEVA (b)(h) weakened relative performance as all seven stocks lagged the index over the period. Shares of Hewlett-Packard declined steadily throughout the period as the company began its business-wide strategic restructuring in the face of an uncertain macro-economic environment.

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The combination of an underweight position and stock selection in the electronics industry was a primary factor that contributed to relative performance. Within the industry, holdings of telecommunications service provider JDS Uniphase benefited relative performance as the stock outperformed the benchmark. The fund’s avoidance in shares of the common stock of semiconductor company Intel also aided relative returns as the stock lagged the index during the reporting period.

Stock selection and an overweight position in the other banks and diversified financials industry was another contributor to relative performance. There were no stocks within this industry that were among the fund’s top relative contributors for the period.

Security selection in the computer software industry also aided relative results. Here, overweight allocations to open source software solution provider Red Hat and customer information software manager Salesforce.com benefited relative performance. Shares of Red Hat appreciated during the period as the company released strong earnings results driven by better revenues in the Red Hat Enterprise Linux segment. Additionally, the company announced the release of Red Hat Enterprise Virtualization which better positions the company in the server virtualization market. In addition, short positioning in digital entertainment technology solution provider Rovi (h) contributed to relative returns as the stock underperformed the benchmark.

3

MFS Technology Portfolio

Management Review – continued

Elsewhere, holdings of specialized payment products and services company FleetCor Technologies, computer and personal electronics maker Apple, and online auctioneer eBay aided relative results as all three stocks outpaced the benchmark. Shares of FleetCor Technologies traded higher during the latter part of the period as the company announced earnings that beat analysts’ expectations as a result of revenue growth and margin expansion. This allowed management to raise its revenue and earnings guidance for the year. An underweight position in diversified technology products and services company International Business Machines (IBM), and a short position in direct-sale computer vendor Dell (h), also benefited relative returns as both stocks posted weak returns for the reporting period.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/16/00	14.60%	3.93%	10.89%
Service Class	8/24/01	14.26%	3.68%	10.63%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%
Standard & Poor’s North American Technology Sector Index (f)		15.23%	3.54%	9.40%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.22%	$1,000.00	$1,053.12	$6.30
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
Service Class	Actual	1.51%	$1,000.00	$1,051.98	$7.79
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include 0.22% (Initial Class) and 0.26% (Service Class) of investment related expenses from short sale dividend and interest expenses that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

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MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Broadcasting – 2.7%
Discovery Communications, Inc., “C” (a)	1,900	$111,150
News Corp., “A”	24,790	633,137
Viacom, Inc., “B”	8,800	464,112

		$1,208,399

Business Services – 5.0%
Accenture PLC, “A”	11,770	$782,705
Cognizant Technology Solutions Corp., “A” (a)	10,500	777,525
FleetCor Technologies, Inc. (a)	12,720	682,428

		$2,242,658

Cable TV – 0.5%
Ziggo N.V.	6,700	$216,537

Computer Software – 15.0%
Autodesk, Inc. (a)	10,040	$354,914
BMC Software, Inc. (a)	5,030	199,490
Check Point Software Technologies Ltd. (a)	3,070	146,255
Citrix Systems, Inc. (a)	9,880	649,610
Microsoft Corp.	23,180	619,601
Oracle Corp. (s)	71,920	2,396,374
Parametric Technology Corp. (a)	12,540	282,275
Qlik Technologies, Inc. (a)	13,420	291,482
Red Hat, Inc. (a)	4,810	254,738
Salesforce.com, Inc. (a)	7,240	1,217,044
TIBCO Software, Inc. (a)	14,720	323,987

		$6,735,770

Computer Software – Systems – 20.2%
Apple, Inc. (s)	7,670	$4,088,340
EMC Corp. (a)	62,280	1,575,684
FleetMatics Group PLC (a)	8,960	225,434
Fusion-io, Inc. (a)	10,700	245,351
Guidewire Software, Inc. (a)	10,210	303,441
Hewlett-Packard Co.	91,880	1,309,290
International Business Machines Corp.	5,920	1,133,976
ServiceNow, Inc. (a)	3,570	107,207
Splunk, Inc. (a)	3,200	92,864

		$9,081,587

Consumer Services – 3.2%
Priceline.com, Inc. (a)	2,340	$1,453,608

Electrical Equipment – 1.8%
Amphenol Corp., “A”	10,450	$676,115
W.W. Grainger, Inc.	680	137,612

		$813,727

Electronics – 12.9%
Aeroflex Holding Corp. (a)	45,050	$315,350
Altera Corp.	27,500	947,100
ARM Holdings PLC, ADR	1,800	68,094
Atmel Corp. (a)	44,930	294,292

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Broadcom Corp., “A”	16,030	$532,356
Corning, Inc.	49,840	628,981
JDS Uniphase Corp. (a)	93,270	1,262,876
Linear Technology Corp.	11,500	394,450
Mellanox Technologies Ltd. (a)	1,000	59,380
Microchip Technology, Inc.	40,770	1,328,694

		$5,831,573

Internet – 15.3%
eBay, Inc. (a)	28,270	$1,442,335
Google, Inc., “A” (a)(s)	6,070	4,305,876
Rackspace Hosting, Inc. (a)	2,430	180,476
Yahoo!, Inc. (a)	48,410	963,359

		$6,892,046

Network & Telecom – 9.4%
Finisar Corp. (a)	64,280	$1,047,764
Fortinet, Inc. (a)	14,790	311,625
Juniper Networks, Inc. (a)	31,580	621,179
Qualcomm, Inc.	36,220	2,246,364

		$4,226,932

Other Banks & Diversified Financials – 8.1%
MasterCard, Inc., “A”	3,700	$1,817,736
Visa, Inc., “A”	12,120	1,837,150

		$3,654,886

Specialty Stores – 3.9%
Amazon.com, Inc. (a)	6,920	$1,737,889

Telecommunications – Wireless – 0.2%
SBA Communications Corp. (a)	1,600	$113,632

Total Common Stocks (Identified Cost, $41,386,031)		$44,209,244

Issuer/Expiration Date/Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.5%
Computer Software – Systems – 0.5%
Apple, Inc. – June 2013 @ $550 (Identified Cost, $304,758)	57	$232,674

Issuer	Shares/Par

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	391,077	$391,077

Total Investments (Identified Cost, $42,081,866)		$44,832,995

SECURITIES SOLD SHORT – (2.6)%
Business Services – (0.1)%
Computer Sciences Corp.	(1,700)	$(68,085)

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MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – continued
Computer Software – (1.0)%
Adobe Systems, Inc. (a)	(11,900)	$(448,392)

Computer Software – Systems – (0.6)%
NetApp, Inc. (a)	(7,600)	$(254,980)

Electronics – (0.9)%
Dolby Laboratories, Inc., “A”	(7,200)	$(211,176)
Xilinx, Inc.	(5,100)	(183,090)

		$(394,266)

Total Securities Sold Short (Proceeds Received, $1,053,152)		$(1,165,723)

OTHER ASSETS, LESS LIABILITIES – 3.0%		1,362,147

Net Assets – 100.0%		$45,029,419

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2012, the fund had cash collateral of $1,133,476 and/or other liquid securities with an aggregate value of $697,645 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $41,690,789)	$44,441,918
Underlying affiliated funds, at cost and value	391,077
Total investments, at value (identified cost, $42,081,866)	$44,832,995
Deposits with brokers	1,133,476
Receivables for
Fund shares sold	271,319
Dividends	12,315
Receivable from investment adviser	3,088
Other assets	765
Total assets		$46,253,958
Liabilities
Payables for
Dividends on securities sold short	$340
Securities sold short, at value (proceeds received, $1,053,152)	1,165,723
Fund shares reacquired	10,159
Payable to affiliates
Shareholder servicing costs	32
Distribution and/or service fees	857
Payable for independent Trustees’ compensation	47
Accrued expenses and other liabilities	47,381
Total liabilities		$1,224,539
Net assets		$45,029,419
Net assets consist of
Paid-in capital	$42,483,954
Unrealized appreciation (depreciation) on investments	2,638,558
Accumulated net realized gain (loss) on investments and foreign currency	(93,093)
Net assets		$45,029,419
Shares of beneficial interest outstanding		5,805,998

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$13,019,250	1,641,206	$7.93
Service Class	32,010,169	4,164,792	7.69

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment loss
Income
Dividends	$245,087
Interest	6,686
Dividends from underlying affiliated funds	666
Foreign taxes withheld	(841)
Total investment income		$251,598
Expenses
Management fee	$288,766
Distribution and/or service fees	58,343
Shareholder servicing costs	3,488
Administrative services fee	17,500
Independent Trustees’ compensation	1,621
Custodian fee	13,650
Shareholder communications	13,775
Audit and tax fees	56,013
Legal fees	954
Dividend and interest expense on securities sold short	59,247
Miscellaneous	10,789
Total expenses		$524,146
Fees paid indirectly	(20)
Reduction of expenses by investment adviser	(20,949)
Net expenses		$503,177
Net investment loss		$(251,579)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,528,806
Written options	213,431
Securities sold short	(589,392)
Foreign currency	(277)
Net realized gain (loss) on investments and foreign currency		$2,152,568
Change in unrealized appreciation (depreciation)
Investments	$2,521,557
Written options	2,775
Securities sold short	(90,119)
Net unrealized gain (loss) on investments		$2,434,213
Net realized and unrealized gain (loss) on investments		$4,586,781
Change in net assets from operations		$4,335,202

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment loss	$(251,579)	$(238,755)
Net realized gain (loss) on investments and foreign currency	2,152,568	1,809,543
Net unrealized gain (loss) on investments	2,434,213	(1,479,013)
Change in net assets from operations	$4,335,202	$91,775
Change in net assets from fund share transactions	$11,415,026	$7,691,444
Total change in net assets	$15,750,228	$7,783,219
Net assets
At beginning of period	29,279,191	21,495,972
At end of period	$45,029,419	$29,279,191

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$6.92	$6.84	$5.67		$3.21		$6.54
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.05)	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	0.13	1.17		2.46		(3.33)
Total from investment operations	$1.01	$0.08	$1.17		$2.46		$(3.33)
Net asset value, end of period (x)	$7.93	$6.92	$6.84		$5.67		$3.21
Total return (%) (k)(r)(s)(x)	14.60	1.17	20.63		76.64		(50.92)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.28	1.38		1.60		1.39
Expenses after expense reductions (f)	1.13	1.08	1.07		1.04		1.02
Net investment loss	(0.51)	(0.77)	(0.07)		(0.05)		(0.00	)(w)
Portfolio turnover	62	90	140		227		244
Net assets at end of period (000 omitted)	$13,019	$14,598	$15,844		$14,542		$8,051
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.00	1.00	1.00		1.00		1.00

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights - continued

Service Class	Years ended 12/31
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$6.73	$6.66	$5.54		$3.14	$6.42
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.08)	$(0.00	)(w)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	0.15	1.12		2.41	(3.26)
Total from investment operations	$0.96	$0.07	$1.12		$2.40	$(3.28)
Net asset value, end of period (x)	$7.69	$6.73	$6.66		$5.54	$3.14
Total return (%) (k)(r)(s)(x)	14.26	1.05	20.22		76.43	(51.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.53	1.63		1.85	1.62
Expenses after expense reductions (f)	1.42	1.33	1.32		1.29	1.27
Net investment loss	(0.74)	(1.13)	(0.04)		(0.32)	(0.29)
Portfolio turnover	62	90	140		227	244
Net assets at end of period (000 omitted)	$32,010	$14,681	$5,652		$1,776	$990
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.25	1.25	1.25		1.25	1.25

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the total returns for the year ended December 31, 2008 would have been lower by approximately 0.58%.

(w)	Per share amount was less than $0.01 or ratio was less than 0.01%, as applicable.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Technology Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$44,011,032	$—	$—	$44,011,032
Netherlands	—	216,537	—	216,537
Israel	146,255	—	—	146,255
United Kingdom	68,094	—	—	68,094
Mutual Funds	391,077	—	—	391,077
Total Investments	$44,616,458	$216,537	$—	$44,832,995
Short Sales	$(1,165,723)	$—	$—	$(1,165,723)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$232,674

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(199,204)	$213,431

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(62,432)	$2,775

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

16

MFS Technology Portfolio

Notes to Financial Statements – continued

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	555	$18,794
Options written	8,662	400,244
Options closed	(1,999)	(101,794)
Options exercised	(2,114)	(97,673)
Options expired	(5,104)	(219,571)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2012, this expense amounted to $59,247. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

17

MFS Technology Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The fund declared no distributions for the years ended December 31, 2012 and December 31, 2011.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/2012
Cost of investments	$42,131,004
Gross appreciation	4,493,251
Gross depreciation	(1,791,260)
Net unrealized appreciation (depreciation)	$2,701,991
Undistributed long-term capital gain	56,254
Other temporary differences	(212,780)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $20,822 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS Technology Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $3,464, which equated to 0.0090% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $24.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012, was equivalent to an annual effective rate of 0.0454% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $303 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $127, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $33,847,548 and $23,630,829, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	183,167	$1,425,060	293,666	$2,055,628
Service Class	2,570,116	19,344,946	1,982,378	13,664,728
	2,753,283	$20,770,006	2,276,044	$15,720,356
Shares reacquired
Initial Class	(650,110)	$(4,988,560)	(502,515)	$(3,535,100)
Service Class	(586,332)	(4,366,420)	(649,475)	(4,493,812)
	(1,236,442)	$(9,354,980)	(1,151,990)	$(8,028,912)
Net change
Initial Class	(466,943)	$(3,563,500)	(208,849)	$(1,479,472)
Service Class	1,983,784	14,978,526	1,332,903	9,170,916
	1,516,841	$11,415,026	1,124,054	$7,691,444

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and

19

MFS Technology Portfolio

Notes to Financial Statements – continued

other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $247 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	543,876	20,102,745	(20,255,544)	391,077

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$666	$391,077

20

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

21

MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

22

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

23

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Sabel

24

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2012

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
LVMH Moet Hennessy Louis Vuitton S.A.	2.8%
Groupe Danone	2.7%
Nestle S.A.	2.4%
Diageo PLC	2.4%
Japan Tobacco, Inc.	2.3%
Compass Group PLC	2.2%
Pernod Ricard S.A.	1.9%
Reckitt Benckiser Group PLC	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
Canadian National Railway Co.	1.8%

Equity sectors
Consumer Staples	18.8%
Retailing	11.3%
Financial Services	11.2%
Technology	10.7%
Special Products & Services	8.1%
Health Care	7.9%
Basic Materials	7.8%
Industrial Goods & Services	7.2%
Energy	4.7%
Autos & Housing	4.2%
Transportation	4.0%
Leisure	1.9%
Utilities & Communications	1.8%

Issuer country weightings (x)
United Kingdom	16.7%
France	14.1%
Japan	11.3%
Switzerland	9.3%
Germany	8.4%
Hong Kong	4.3%
Brazil	3.5%
Canada	3.3%
Netherlands	2.8%
Other Countries	26.3%

Currency exposure weightings (y)
Euro	28.1%
British Pound Sterling	16.7%
Japanese Yen	11.3%
United States Dollar	10.0%
Swiss Franc	9.3%
Hong Kong Dollar	5.5%
Brazilian Real	3.5%
Danish Krone	2.3%
Australian Dollar	2.3%
Other Currencies	11.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of 19.90%, while Service Class shares of the fund provided a total return of 19.54%. These compare with a return of 17.07% over the same period for the fund’s benchmark, the MSCI All Country World (ex-U.S.) Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in both the special products & services and industrial goods & services sectors was a primary contributor to performance relative to the MSCI All Country World (ex-U.S.) Growth Index. However, there were no individual stocks within either of these sectors that were among the fund’s top relative contributors for the reporting period.

Security selection in the technology sector was another major contributor to relative results. Here, an avoidance of printers and computer peripherals maker Canon (Japan) aided relative results as the stock underperformed the broad market during the period.

Within the retailing sector, overweight allocations to fashion distributor Industria de Diseno Textil, S.A. (Spain) and LVMH Moet Hennessy Louis Vuitton S.A. (France), the world’s largest luxury goods company, benefited relative performance as both stocks turned in strong performance for the period. Holdings of LVMH outpaced the market during the reporting period on a favorable outlook for the luxury goods industry driven, in part, by anticipated improvement in growth rates in the Chinese market. Additionally, later in the period, the company raised prices at its flagship fashion and leather goods brand in Europe, which appeared to have alleviated concern about slowing demand for its products.

An underweight allocation to the basic materials sector also aided relative results as the sector underperformed the benchmark. Within this sector, not holding UK-based mining and natural resources company Anglo American benefited relative performance.

Elsewhere, the fund’s holdings of airline services provider Copa Holdings (b), Dutch brewer Heineken International N.V. (Netherlands), investment manager Aberdeen Asset Management (United Kingdom), financial services firm HSBC Holdings (b) (United Kingdom), and auto manufacturer BMW (h) (Germany) positively impacted relative performance as all five stocks outperformed the broad market. Shares of Heineken appreciated throughout the latter part of the period as the company benefited from volume growth, primarily in Russia and Mexico. Additionally, increased market share in emerging markets, primarily due to their acquisition of APB (Asia Pacific Breweries), further supported the stock. Not holding weak-performing UK-based pharmaceutical firm GlaxoSmithKline also aided relative returns.

Detractors from Performance

Security selection in the financial services sector detracted from relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors.

Stock selection in the utilities & communications sector was another significant detractor from relative returns. Within the sector, holdings of telecommunication services providers TIM Participacoes (h) (Brazil) and China Unicom Hong Kong Ltd. (Hong Kong) held back relative results as both stocks turned in weak performance over the period. Shares of TIM Participacoes fell after Brazil’s telecommunications regulator Anatel temporarily prohibited them from selling new lines due to excessive complaints about service quality.

3

MFS International Growth Portfolio

Management Review – continued

Stocks in other sectors that detracted from relative results included Israeli-headquartered security software provider Check Point Software Technologies (b), mining company Iluka Resources (Australia), oil and gas company BG Group (United Kingdom), oil and gas exploration company INPEX (Japan), energy company China Petroleum & Chemical (b)(h) (China), and food and beverage producer Groupe Danone (France) as all six stocks lagged the broad market. In addition, the timing of the fund’s ownership in shares of mining operator Rio Tinto (Australia), and not holding shares of strong-performing automaker Toyota (Japan), hindered relative returns.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also weakened relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Kevin Dwan
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective January 2, 2012, Kevin Dwan became a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	19.90%	0.44%	11.03%
Service Class	8/24/01	19.54%	0.18%	10.74%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		17.07%	(2.55)%	9.36%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.03%	$1,000.00	$1,126.75	$5.51
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
Service Class	Actual	1.28%	$1,000.00	$1,124.85	$6.84
	Hypothetical (h)	1.28%	$1,000.00	$1,018.70	$6.50

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 1.0%
Rolls-Royce Holdings PLC	143,365	$2,065,640

Airlines – 1.2%
Copa Holdings S.A., “A”	25,150	$2,501,168

Alcoholic Beverages – 7.1%
Carlsberg A.S., “B”	24,078	$2,367,219
Diageo PLC	165,409	4,815,473
Heineken N.V.	49,655	3,312,134
Pernod Ricard S.A.	33,891	3,985,134

		$14,479,960

Apparel Manufacturers – 6.3%
Cia.Hering S.A.	64,300	$1,329,277
Compagnie Financiere Richemont S.A.	31,553	2,523,087
Li & Fung Ltd.	1,843,200	3,311,313
LVMH Moet Hennessy Louis Vuitton S.A.	31,104	5,796,143

		$12,959,820

Automotive – 3.6%
Bayerische Motoren Werke AG	30,480	$2,939,552
Guangzhou Automobile Group Co. Ltd., “H”	1,100,000	988,276
Honda Motor Co. Ltd.	93,000	3,427,832

		$7,355,660

Broadcasting – 1.1%
Publicis Groupe S.A.	36,609	$2,193,455

Brokerage & Asset Managers – 1.1%
Aberdeen Asset Management PLC	196,649	$1,166,103
BM&F Bovespa S.A.	156,800	1,094,517

		$2,260,620

Business Services – 8.1%
Accenture PLC, “A”	40,780	$2,711,870
Amadeus IT Holding S.A.	50,908	1,277,499
Brenntag AG	16,202	2,128,582
Capita Group PLC	175,376	2,171,612
Compass Group PLC	387,980	4,588,547
Experian Group Ltd.	94,257	1,522,935
Intertek Group PLC	30,931	1,560,962
LPS Brasil – Consultoria de Imoveis S.A.	38,300	708,749

		$16,670,756

Computer Software – 4.5%
Check Point Software Technologies Ltd. (a)	68,590	$3,267,628
Dassault Systems S.A.	14,683	1,643,692
OBIC Co. Ltd.	8,110	1,614,792
SAP AG	32,243	2,582,916

		$9,109,028

Computer Software – Systems – 0.8%
NICE Systems Ltd., ADR (a)	48,670	$1,629,472

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.6%
Bellway PLC	67,839	$1,153,142

Consumer Products – 4.0%
L’Oreal S.A.	10,860	$1,517,035
Reckitt Benckiser Group PLC	61,136	3,829,787
Uni-Charm Corp.	54,600	2,842,282

		$8,189,104

Electrical Equipment – 2.5%
Legrand S.A.	19,833	$837,088
Mettler-Toledo International, Inc. (a)	9,520	1,840,216
Schneider Electric S.A.	31,823	2,373,472

		$5,050,776

Electronics – 3.7%
ASML Holding N.V.	16,269	$1,047,886
Samsung Electronics Co. Ltd.	1,968	2,816,651
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	215,340	3,695,234

		$7,559,771

Energy – Independent – 0.8%
INPEX Corp.	294	$1,569,035

Energy – Integrated – 2.7%
BG Group PLC	170,659	$2,861,655
OAO Gazprom, ADR	154,370	1,480,234
Suncor Energy, Inc.	37,855	1,244,835

		$5,586,724

Engineering – Construction – 0.9%
JGC Corp.	62,000	$1,931,439

Food & Beverages – 5.4%
Groupe Danone	84,968	$5,613,804
M. Dias Branco S.A. Industria e Comercio de Alimentos	15,400	590,738
Nestle S.A.	74,643	4,863,853

		$11,068,395

Food & Drug Stores – 3.0%
CP All PLC	960,900	$1,444,962
Dairy Farm International Holdings Ltd.	81,900	894,016
Lawson, Inc.	41,500	2,820,894
Sundrug Co. Ltd.	27,400	935,973

		$6,095,845

Gaming & Lodging – 0.8%
Sands China Ltd.	367,600	$1,646,612

General Merchandise – 0.9%
Dollarama, Inc.	17,370	$1,029,767
Lojas Renner S.A.	19,500	762,963

		$1,792,730

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 1.4%
AIA Group Ltd.	723,800	$2,884,661

Internet – 0.8%
Yahoo Japan Corp.	4,875	$1,577,886

Machinery & Tools – 2.8%
KONE Oyj “B”	21,789	$1,613,423
Schindler Holding AG	15,264	2,204,750
Weir Group PLC	61,630	1,912,963

		$5,731,136

Major Banks – 2.5%
HSBC Holdings PLC	220,991	$2,337,384
Standard Chartered PLC	105,889	2,684,145

		$5,021,529

Medical & Health Technology & Services – 1.2%
Fleury S.A.	52,100	$586,523
Fresenius Medical Care AG & Co. KGaA	27,228	1,881,242

		$2,467,765

Medical Equipment – 2.2%
Essilor International S.A.	19,197	$1,946,392
Sonova Holding AG	23,087	2,559,473

		$4,505,865

Metals & Mining – 1.8%
Iluka Resources Ltd.	59,818	$579,681
Rio Tinto Ltd.	43,831	3,050,809

		$3,630,490

Network & Telecom – 0.9%
Ericsson, Inc., “B”	180,944	$1,819,983

Oil Services – 1.2%
Saipem S.p.A.	40,644	$1,576,881
Technip	7,400	851,956

		$2,428,837

Other Banks & Diversified Financials – 6.2%
Banco Santander Chile, ADR	42,700	$1,216,523
Bank Rakyat Indonesia	1,454,500	1,059,272
Credicorp Ltd.	14,640	2,145,638
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	61,860	1,000,895
HDFC Bank Ltd.	150,488	1,869,356
Itau Unibanco Holding S.A., ADR	133,220	2,192,801
Julius Baer Group Ltd.	46,218	1,662,861
Siam Commercial Bank Co. Ltd.	268,800	1,590,481

		$12,737,827

Pharmaceuticals – 4.5%
Bayer AG	22,502	$2,136,847
Novo Nordisk A/S, “B”	14,204	2,319,795
Roche Holding AG	15,642	3,186,665
Santen Pharmaceutical Co. Ltd.	42,000	1,607,087

		$9,250,394

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.9%
Goldcorp, Inc.	23,320	$857,356
Newcrest Mining Ltd.	44,814	1,046,272

		$1,903,628

Railroad & Shipping – 2.8%
Canadian National Railway Co.	40,460	$3,682,265
Kuehne & Nagel, Inc. AG	17,320	2,107,858

		$5,790,123

Specialty Chemicals – 5.1%
Akzo Nobel N.V.	21,210	$1,399,585
Croda International PLC	38,902	1,507,155
L’Air Liquide S.A.	16,811	2,106,696
Linde AG	20,822	3,631,137
Symrise AG	52,894	1,893,450

		$10,538,023

Specialty Stores – 1.1%
Industria de Diseno Textil S.A.	16,516	$2,313,856

Telecommunications – Wireless – 0.6%
MTN Group Ltd.	61,462	$1,291,840

Telephone Services – 1.2%
China Unicom (Hong Kong) Ltd.	1,492,000	$2,419,298

Tobacco – 2.3%
Japan Tobacco, Inc.	168,700	$4,751,290

Total Common Stocks (Identified Cost, $155,700,643)		$203,933,583

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	63,117	$63,117

Total Investments (Identified Cost, $155,763,760)		$203,996,700

OTHER ASSETS, LESS LIABILITIES – 0.4%		730,417

Net Assets – 100.0%		$204,727,117

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $155,700,643)	$203,933,583
Underlying affiliated funds, at cost and value	63,117
Total investments, at value (identified cost, $155,763,760)	$203,996,700
Cash	10,941
Foreign currency, at value (identified cost, $2,269)	2,267
Receivables for
Investments sold	1,657,193
Fund shares sold	33,772
Interest and dividends	259,695
Other assets	3,093
Total assets		$205,963,661
Liabilities
Payables for
Investments purchased	$274,459
Fund shares reacquired	527,744
Payable to affiliates
Investment adviser	20,484
Shareholder servicing costs	147
Distribution and/or service fees	782
Payable for independent Trustees’ compensation	86
Deferred country tax expense payable	342,625
Accrued expenses and other liabilities	70,217
Total liabilities		$1,236,544
Net assets		$204,727,117
Net assets consist of
Paid-in capital	$157,073,700
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $303,259 deferred country tax)	47,927,961
Accumulated net realized gain (loss) on investments and foreign currency	(3,036,798)
Undistributed net investment income	2,762,254
Net assets		$204,727,117
Shares of beneficial interest outstanding		15,602,297

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$175,946,444	13,395,626	$13.13
Service Class	28,780,673	2,206,671	13.04

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$5,833,030
Interest	104,485
Dividends from underlying affiliated funds	2,835
Foreign taxes withheld	(504,545)
Total investment income		$5,435,805
Expenses
Management fee	$2,158,631
Distribution and/or service fees	73,652
Shareholder servicing costs	21,907
Administrative services fee	44,601
Independent Trustees’ compensation	11,751
Custodian fee	154,148
Shareholder communications	9,972
Audit and tax fees	57,508
Legal fees	4,051
Miscellaneous	24,182
Total expenses		$2,560,403
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(847)
Net expenses		$2,559,549
Net investment income		$2,876,256
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $94,625 country tax)	$23,668
Foreign currency	(49,672)
Net realized gain (loss) on investments and foreign currency		$(26,004)
Change in unrealized appreciation (depreciation)
Investments (net of $290,195 increase in deferred country tax)	$40,271,651
Translation of assets and liabilities in foreign currencies	3,775
Net unrealized gain (loss) on investments and foreign currency translation		$40,275,426
Net realized and unrealized gain (loss) on investments and foreign currency		$40,249,422
Change in net assets from operations		$43,125,678

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,876,256	$2,687,916
Net realized gain (loss) on investments and foreign currency	(26,004)	(2,607,608)
Net unrealized gain (loss) on investments and foreign currency translation	40,275,426	(25,354,861)
Change in net assets from operations	$43,125,678	$(25,274,553)
Distributions declared to shareholders
From net investment income	$(2,510,069)	$(2,595,452)
From net realized gain on investments	—	(20,352,060)
Total distributions declared to shareholders	$(2,510,069)	$(22,947,512)
Change in net assets from fund share transactions	$(52,864,064)	$12,393,444
Total change in net assets	$(12,248,455)	$(35,828,621)
Net assets
At beginning of period	216,975,572	252,804,193
At end of period (including undistributed net investment income of $2,762,254 and $2,500,998, respectively)	$204,727,117	$216,975,572

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.08	$13.85	$12.13	$8.90	$17.63
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.15	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.02	(1.60)	1.68	3.20	(6.04)
Total from investment operations	$2.17	$(1.45)	$1.83	$3.34	$(5.88)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.11)	$(0.11)	$(0.19)
From net realized gain on investments	—	(1.17)	—	—	(2.66)
Total distributions declared to shareholders	$(0.12)	$(1.32)	$(0.11)	$(0.11)	$(2.85)
Net asset value, end of period (x)	$13.13	$11.08	$13.85	$12.13	$8.90
Total return (%) (k)(r)(s)(x)	19.71	(10.89)	15.16	38.06	(39.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.06	1.09	1.25	1.22
Expenses after expense reductions (f)	1.04	N/A	N/A	N/A	N/A
Net investment income	1.23	1.16	1.21	1.39	1.25
Portfolio turnover	49	52	66	56	73
Net assets at end of period (000 omitted)	$175,946	$188,066	$221,456	$179,925	$87,034

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.00	$13.76	$12.06	$8.84	$17.53
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.11	$0.12	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.01	(1.58)	1.67	3.18	(6.00)
Total from investment operations	$2.13	$(1.47)	$1.78	$3.30	$(5.87)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.08)	$(0.08)	$(0.16)
From net realized gain on investments	—	(1.17)	—	—	(2.66)
Total distributions declared to shareholders	$(0.09)	$(1.29)	$(0.08)	$(0.08)	$(2.82)
Net asset value, end of period (x)	$13.04	$11.00	$13.76	$12.06	$8.84
Total return (%) (k)(r)(s)(x)	19.45	(11.11)	14.86	37.69	(39.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.31	1.34	1.50	1.46
Expenses after expense reductions (f)	1.29	N/A	N/A	N/A	N/A
Net investment income	0.98	0.89	0.94	1.17	1.04
Portfolio turnover	49	52	66	56	73
Net assets at end of period (000 omitted)	$28,781	$28,910	$31,348	$27,338	$18,056

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$—	$34,177,503	$—	$34,177,503
France	—	28,864,867	—	28,864,867
Japan	7,973,169	15,105,341	—	23,078,510
Switzerland	7,423,326	11,685,221	—	19,108,547
Germany	4,476,366	12,717,360	—	17,193,726
Hong Kong	—	8,736,602	—	8,736,602
Brazil	2,779,324	4,486,244	—	7,265,568
Canada	6,814,223	—	—	6,814,223
Netherlands	1,047,886	4,711,719	—	5,759,605
Other Countries	21,599,125	31,335,307	—	52,934,432
Mutual Funds	63,117	—	—	63,117
Total Investments	$52,176,536	$151,820,164	$—	$203,996,700

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $71,715,505 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $4,863,853 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,510,069	$4,599,059
Long-term capital gains	—	18,348,453
Total distributions	$2,510,069	$22,947,512

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$158,834,790
Gross appreciation	47,216,976
Gross depreciation	(2,055,066)
Net unrealized appreciation (depreciation)	$45,161,910
Undistributed ordinary income	2,765,343
Undistributed long-term capital gain	73,598
Other temporary differences	(347,434)

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$2,288,995	$2,313,897	$—	$17,674,412
Service Class	221,074	281,555	—	2,677,648
Total	$2,510,069	$2,595,452	$—	$20,352,060

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $21,873, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $34.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,994 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $847, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $114,402,577 and $165,850,237, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,804,887	$32,459,829	2,376,645	$29,705,818
Service Class	263,326	3,136,358	529,083	6,566,825
	3,068,213	$35,596,187	2,905,728	$36,272,643
Shares issued to shareholders in reinvestment of distributions
Initial Class	189,958	$2,288,995	1,714,263	$19,988,309
Service Class	18,454	221,074	255,323	2,959,203
	208,412	$2,510,069	1,969,586	$22,947,512
Shares reacquired
Initial Class	(6,567,676)	$(82,323,451)	(3,115,040)	$(41,294,745)
Service Class	(702,254)	(8,646,869)	(435,552)	(5,531,966)
	(7,269,930)	$(90,970,320)	(3,550,592)	$(46,826,711)
Net change
Initial Class	(3,572,831)	$(47,574,627)	975,868	$8,399,382
Service Class	(420,474)	(5,289,437)	348,854	3,994,062
	(3,993,305)	$(52,864,064)	1,324,722	$12,393,444

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, MFS Growth Allocation Portfolio, and MFS Conservative Allocation Portfolio were the owners of record of approximately 11%, 5%, and 4% respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,559 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,785,076	61,525,367	(63,247,326)	63,117

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,835	$63,117

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

22

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Kevin Dwan

23

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,877,346. The fund intends to pass through foreign tax credits of $415,663 for the fiscal year.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2012

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
KDDI Corp.	3.4%
Groupe Danone	2.9%
Royal Dutch Shell PLC, “A”	2.8%
Heineken N.V.	2.8%
HSBC Holdings PLC	2.7%
Roche Holding AG	2.6%
Nestle S.A.	2.5%
GlaxoSmithKline PLC	2.3%
Bayer AG	2.3%
Kao Corp.	2.2%

Equity sectors
Financial Services	20.1%
Consumer Staples	19.7%
Health Care	9.8%
Utilities & Communications	9.5%
Technology	9.3%
Special Products & Services	6.1%
Energy	5.7%
Industrial Goods & Services	4.8%
Leisure	3.2%
Basic Materials	2.8%
Retailing	1.8%
Autos & Housing	1.4%
Transportation	1.3%

Issuer country weightings (i)(x)
United Kingdom	26.0%
Japan	25.1%
Switzerland	11.1%
Germany	9.5%
France	6.0%
Netherlands	4.5%
United States	4.7%
Italy	2.0%
Taiwan	1.9%
Other Countries	9.2%

Currency exposure weightings (i)(y)
British Pound Sterling	26.0%
Euro	25.8%
Japanese Yen	22.2%
Swiss Franc	11.1%
United States Dollar	6.6%
Taiwan Dollar	1.9%
Swedish Krona	1.8%
Danish Krone	1.1%
Norwegian Krone	1.1%
Other Currencies	2.4%

(i)	For purposes of this presentation, the components include the market value of securities and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 16.23%, while Service Class shares of the fund provided a total return of 15.93%. These compare with a return of 18.43% over the same period for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

An underweight position in the financial services sector detracted from performance relative to the MSCI EAFE Value Index. Not holding shares of insurance company Allianz (Germany), financial services firm Barclays PLC (United Kingdom), and Australia-based diversified bank Westpac Banking held back relative performance as all three stocks outperformed the benchmark over the reporting period. Shares of Barclays rose late in the period as the bank worked to quickly put its involvement in the LIBOR scandal in the past and positive investor sentiment appeared to have reflected optimism for new CEO Antony Jenkins’ future plans for the firm.

Individual stocks in other sectors that held back relative performance included the fund’s holdings of pharmaceutical firm GlaxoSmithKline (Germany), household and industrial products manufacturer Kao Corp. (b) (Japan), Japanese parcel delivery service company Yamato Holdings (b), electronics manufacturer Neopost (France), international food producer Danone (b) (France), and Japanese video game console maker Nintendo (b). Shares of Kao Corp. declined as the company struggled with reduced demand and pricing for palm oil used in the company’s Chemical business. Additionally, management lowered guidance and announced plans to focus on sales outside of its domestic market to improve profits. Kao’s defensive nature in a strong Japan equity market also put pressure on the stock.

The fund’s cash and/or cash equivalents position was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also weakened relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the technology sector contributed to relative performance. The timing of the fund’s ownership in shares of mobile phone maker Nokia, which underperformed the benchmark over the reporting period, aided relative returns.

An underweight position in the utilities & communications sector also supported relative results. Not owning shares of poor-performing telecommunications company Telefónica (Spain) helped relative performance. The stock posted weak performance for the period, despite a recovery late in the period as a result of the company’s announcement that its new range of Lumia smartphones had sold out in Germany soon after its debut, signaling strong demand for its devices.

Security selection in the special products & services sector also benefited relative performance, led by the fund’s holdings of permanent and temporary staffing services company Amadeus IT Holding (Spain). Shares of the company appreciated throughout the reporting period primarily due to an increased dividend, growing demand, and increased market share.

3

MFS International Value Portfolio

Management Review – continued

Individual stocks in other sectors that were among the fund’s top relative contributors included Dutch brewer Heineken (b), investment banking firm Daiwa Securities (Japan), and household products maker Henkel KGaA (b) (Germany). The fund’s underweight position in shares of global energy and petrochemicals company Royal Dutch Shell also strengthened relative results as the stock underperformed the benchmark during the reporting period. Holdings of strong-performing healthcare products maker Bayer (Germany), reinsurance company Swiss Reinsurance (Switzerland), and German real estate company Deutsche Wohnen, also helped relative performance.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	16.23%	1.44%	11.37%
Service Class	8/24/01	15.93%	1.18%	11.09%

Comparative benchmark
MSCI EAFE Value Index (f)		18.43%	(3.74)%	9.17%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.97%	$1,000.00	$1,093.73	$5.11
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
Service Class	Actual	1.22%	$1,000.00	$1,092.27	$6.42
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.5%
Aerospace – 1.1%
Cobham PLC	2,097,811	$7,629,247

Alcoholic Beverages – 2.8%
Heineken N.V.	300,333	$20,033,088

Automotive – 0.7%
USS Co. Ltd.	47,920	$4,972,595

Broadcasting – 1.5%
Fuji Television Network, Inc.	3,777	$5,709,541
Nippon Television Holdings, Inc.	383,000	5,088,394

		$10,797,935

Brokerage & Asset Managers – 2.1%
Computershare Ltd.	444,615	$4,186,700
Daiwa Securities Group, Inc.	1,684,000	9,379,350
IG Group Holdings PLC	240,285	1,759,284

		$15,325,334

Business Services – 6.1%
Amadeus IT Holding S.A.	432,214	$10,846,095
Brenntag AG	36,926	4,851,255
Bunzl PLC	567,333	9,263,286
Compass Group PLC	1,062,235	12,562,801
Nomura Research, Inc.	318,000	6,577,665

		$44,101,102

Chemicals – 1.1%
Givaudan S.A.	7,800	$8,269,381

Computer Software – 0.6%
OBIC Co. Ltd.	23,510	$4,681,105

Computer Software – Systems – 2.3%
Asustek Computer, Inc.	302,640	$3,417,334
Canon, Inc.	172,400	6,761,902
Nintendo Co. Ltd.	33,600	3,585,128
Venture Corp. Ltd.	398,000	2,633,298

		$16,397,662

Construction – 0.7%
Geberit AG	23,480	$5,197,959

Consumer Products – 6.9%
Henkel KGaA, IPS	185,384	$15,224,325
Kao Corp.	617,900	16,099,026
KOSE Corp.	119,600	2,499,480
Reckitt Benckiser Group PLC	252,369	15,809,335

		$49,632,166

Containers – 0.4%
Brambles Ltd.	371,989	$2,960,337

Electrical Equipment – 2.0%
Legrand S.A.	223,324	$9,425,792
Spectris PLC	143,223	4,797,441

		$14,223,233

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.6%
ASM International N.V.	66,039	$2,417,434
Halma PLC	711,696	5,363,612
Hirose Electric Co. Ltd.	44,700	5,351,658
Samsung Electronics Co. Ltd.	1,560	2,232,711
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	608,187	10,436,489

		$25,801,904

Energy – Independent – 0.6%
Cairn Energy PLC	1,038,036	$4,547,521

Energy – Integrated – 5.1%
BP PLC	2,318,028	$16,061,067
Royal Dutch Shell PLC, “A”	581,100	20,532,894

		$36,593,961

Food & Beverages – 5.7%
Groupe Danone	322,157	$21,284,793
ITO EN Ltd.	89,300	1,638,910
Nestle S.A.	280,470	18,275,856

		$41,199,559

Food & Drug Stores – 1.3%
Lawson, Inc.	133,900	$9,101,633

Insurance – 7.1%
Amlin PLC	382,848	$2,325,725
Catlin Group Ltd.	390,376	3,154,889
Delta Lloyd N.V.	216,680	3,606,077
Euler Hermes	27,222	2,371,150
Hiscox Ltd.	686,528	4,997,415
ING Groep N.V. (a)	729,765	6,978,518
Jardine Lloyd Thompson Group PLC	255,814	3,355,843
Sony Financial Holdings, Inc.	106,300	1,912,136
Swiss Re Ltd.	172,305	12,575,553
Zurich Insurance Group AG	37,336	9,983,335

		$51,260,641

Leisure & Toys – 0.3%
Sankyo Co. Ltd.	48,300	$1,909,477

Machinery & Tools – 1.7%
Glory Ltd.	126,500	$2,930,278
Neopost S.A.	108,862	5,756,292
Schindler Holding AG	23,897	3,451,711

		$12,138,281

Major Banks – 3.9%
Bank of Ireland (a)	7,144,780	$1,068,175
HSBC Holdings PLC	1,872,249	19,802,461
Sumitomo Mitsui Financial Group, Inc.	203,900	7,407,488

		$28,278,124

Medical & Health Technology & Services – 0.7%
Kobayashi Pharmaceutical Co. Ltd.	108,500	$5,152,306

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 0.4%
Nihon Kohden Corp.	98,700	$2,992,652

Network & Telecom – 2.8%
Ericsson, Inc., “B”	1,298,199	$13,057,628
Nokia Oyj (l)	1,921,111	7,554,960

		$20,612,588

Other Banks & Diversified Financials – 4.3%
Anglo Irish Bank Corp. PLC (a)	249,800	$0
Chiba Bank Ltd.	431,000	2,521,631
DnB NOR A.S.A.	627,099	7,993,584
Hachijuni Bank Ltd.	423,000	2,123,387
Joyo Bank Ltd.	608,000	2,873,180
Julius Baer Group Ltd.	102,185	3,676,478
Jyske Bank A.S. (a)	42,244	1,178,760
North Pacific Bank Ltd. (a)	546,500	1,526,554
Sydbank A.S. (a)	68,838	1,221,933
UniCredit S.p.A. (a)	1,387,570	6,851,948
Unione di Banche Italiane S.c.p.A.	226,047	1,054,363

		$31,021,818

Pharmaceuticals – 8.7%
Bayer AG	173,850	$16,509,235
GlaxoSmithKline PLC	774,641	16,818,683
Hisamitsu Pharmaceutical Co., Inc.	35,000	1,735,402
Roche Holding AG	91,734	18,688,500
Sanofi	46,117	4,373,516
Santen Pharmaceutical Co. Ltd.	134,300	5,138,853

		$63,264,189

Printing & Publishing – 1.4%
Pearson PLC	400,390	$7,827,362
United Business Media Ltd.	219,671	2,537,668

		$10,365,030

Real Estate – 2.7%
Deutsche Wohnen AG	437,354	$8,076,626
GSW Immobilien AG	160,218	6,772,107
TAG Immobilien AG	388,910	4,887,489

		$19,736,222

Specialty Chemicals – 1.3%
Shin-Etsu Chemical Co. Ltd.	60,800	$3,713,632
Symrise AG	151,275	5,415,201

		$9,128,833

Specialty Stores – 0.5%
Esprit Holdings Ltd.	2,686,758	$3,756,585

Telecommunications – Wireless – 6.4%
KDDI Corp.	352,900	$24,927,092
NTT DoCoMo, Inc.	5,780	8,300,939
Vodafone Group PLC	5,251,070	13,205,738

		$46,433,769

Telephone Services – 3.1%
China Unicom (Hong Kong) Ltd.	1,350,000	$2,189,043
Deutsche Telekom AG	624,970	7,100,431

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Telephone Services – continued
Royal KPN N.V.		264,107	$1,306,064
TDC A.S.		804,987	5,702,401
Telecom Italia S.p.A.		8,045,143	6,366,142

			$22,664,081

Tobacco – 4.3%
British American Tobacco PLC		310,193	$15,717,489
Japan Tobacco, Inc.		559,000	15,743,753

			$31,461,242

Trucking – 1.3%
Yamato Holdings Co. Ltd.		634,100	$9,641,818

Total Common Stocks (Identified Cost, $637,814,658)			$691,283,378

Issuer/Expiration Date/Strike Price	Par Amount of Contracts

PUT OPTIONS PURCHASED – 0.1%
JPY Currency – July 2013 @ $0.0117	JPY	1,383,359,726	$545,044
JPY Currency – December 2013 @ $0.0106	JPY	973,680,094	158,710
JPY Currency – January 2013 @ $0.0119	JPY	360,804,000	137,106
JPY Currency – March 2013 @ $0.0110	JPY	374,496,993	21,346

Total Put Options Purchased (Premiums Paid, $466,158)			$862,206

CALL OPTIONS PURCHASED – 0.0%
EUR Currency – December 2013 @ JPY 124.50	EUR	8,144,843	$196,877
EUR Currency – March 2013 @ JPY 121.25	EUR	17,140,165	118,833

Total Call Options Purchased (Premiums Paid, $608,233)			$315,710

Issuer	Shares/Par

MONEY MARKET FUNDS – 4.4%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)		31,817,466	$31,817,466

COLLATERAL FOR SECURITIES LOANED – 0.6%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)		4,100,000	$4,100,000

Total Investments (Identified Cost, $674,806,515)			$728,378,760

OTHER ASSETS, LESS LIABILITIES – (0.6)%			(4,570,382)

Net Assets – 100.0%			$723,808,378

8

MFS International Value Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $642,989,049)	$696,561,294
Underlying affiliated funds, at cost and value	31,817,466
Total investments, at value, including $3,862,177 of securities on loan (identified cost, $674,806,515)	$728,378,760
Cash	176,799
Foreign currency, at value (identified cost, $31)	31
Receivables for
Investments sold	296,140
Fund shares sold	911,769
Interest and dividends	1,341,467
Other assets	6,260
Total assets		$731,111,226
Liabilities
Payables for
Investments purchased	$916,806
Fund shares reacquired	2,121,217
Collateral for securities loaned, at value	4,100,000
Payable to affiliates
Investment adviser	72,316
Shareholder servicing costs	522
Distribution and/or service fees	14,795
Payable for independent Trustees’ compensation	34
Accrued expenses and other liabilities	77,158
Total liabilities		$7,302,848
Net assets		$723,808,378
Net assets consist of
Paid-in capital	$679,403,854
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	53,574,155
Accumulated net realized gain (loss) on investments and foreign currency	(22,215,642)
Undistributed net investment income	13,046,011
Net assets		$723,808,378
Shares of beneficial interest outstanding		42,095,898

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$182,381,849	10,515,011	$17.34
Service Class	541,426,529	31,580,887	17.14

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$20,385,037
Interest	229,721
Dividends from underlying affiliated funds	34,088
Foreign taxes withheld	(1,228,355)
Total investment income		$19,420,491
Expenses
Management fee	$4,937,760
Distribution and/or service fees	1,172,584
Shareholder servicing costs	49,294
Administrative services fee	88,002
Independent Trustees’ compensation	14,126
Custodian fee	136,959
Shareholder communications	26,218
Audit and tax fees	64,546
Legal fees	8,260
Miscellaneous	30,687
Total expenses		$6,528,436
Fees paid indirectly	(14)
Reduction of expenses by investment adviser	(1,801)
Net expenses		$6,526,621
Net investment income		$12,893,870
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,530,081
Foreign currency	(70,277)
Net realized gain (loss) on investments and foreign currency		$2,459,804
Change in unrealized appreciation (depreciation)
Investments	$66,664,209
Translation of assets and liabilities in foreign currencies	27,340
Net unrealized gain (loss) on investments and foreign currency translation		$66,691,549
Net realized and unrealized gain (loss) on investments and foreign currency		$69,151,353
Change in net assets from operations		$82,045,223

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$12,893,870	$8,616,811
Net realized gain (loss) on investments and foreign currency	2,459,804	2,321,685
Net unrealized gain (loss) on investments and foreign currency translation	66,691,549	(19,156,161)
Change in net assets from operations	$82,045,223	$(8,217,665)
Distributions declared to shareholders
From net investment income	$(7,900,234)	$(4,742,528)
Change in net assets from fund share transactions	$207,562,600	$61,502,991
Total change in net assets	$281,707,589	$48,542,798
Net assets
At beginning of period	442,100,789	393,557,991
At end of period (including undistributed net investment income of $13,046,011 and $7,848,268, respectively)	$723,808,378	$442,100,789

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.16	$15.59	$14.51	$12.03	$18.68
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.36	$0.26	$0.25	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	(0.59)	1.05	2.64	(5.94)
Total from investment operations	$2.43	$(0.23)	$1.31	$2.89	$(5.50)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.23)	$(0.41)	$(0.16)
From net realized gain on investments	—	—	—	—	(0.99)
Total distributions declared to shareholders	$(0.25)	$(0.20)	$(0.23)	$(0.41)	$(1.15)
Net asset value, end of period (x)	$17.34	$15.16	$15.59	$14.51	$12.03
Total return (%) (k)(r)(s)(x)	16.16	(1.52)	9.11	25.37	(31.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.01	1.06	1.09	1.05
Expenses after expense reductions (f)	0.98	N/A	N/A	N/A	N/A
Net investment income	2.33	2.28	1.79	2.00	2.82
Portfolio turnover	16	16	28	49	44
Net assets at end of period (000 omitted)	$182,382	$60,532	$68,356	$63,978	$57,968

See Notes to Financial Statements

13

MFS International Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.99	$15.43	$14.38	$11.91	$18.53
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.31	$0.20	$0.23	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.00	(0.58)	1.05	2.62	(5.87)
Total from investment operations	$2.38	$(0.27)	$1.25	$2.85	$(5.48)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.17)	$(0.20)	$(0.38)	$(0.15)
From net realized gain on investments	—	—	—	—	(0.99)
Total distributions declared to shareholders	$(0.23)	$(0.17)	$(0.20)	$(0.38)	$(1.14)
Net asset value, end of period (x)	$17.14	$14.99	$15.43	$14.38	$11.91
Total return (%) (k)(r)(s)(x)	15.93	(1.78)	8.78	25.11	(31.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.26	1.31	1.34	1.30
Expenses after expense reductions (f)	1.23	N/A	N/A	N/A	N/A
Net investment income	2.35	1.98	1.43	1.83	2.52
Portfolio turnover	16	16	28	49	44
Net assets at end of period (000 omitted)	$541,427	$381,569	$325,202	$206,006	$179,067

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS International Value Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$—	$188,069,763	$—	$188,069,763
Japan	47,277,305	134,719,659	—	181,996,964
Switzerland	18,275,856	61,842,917	—	80,118,773
Germany	5,415,201	63,421,468	—	68,836,669
France	—	43,211,543	—	43,211,543
Netherlands	—	34,341,181	—	34,341,181
Italy	—	14,272,453	—	14,272,453
Taiwan	10,436,489	3,417,334	—	13,853,823
Sweden	—	13,057,628	—	13,057,628
Other Countries	5,702,401	47,822,180	0	53,524,581
Purchased Currency Options	—	1,177,916	—	1,177,916
Mutual Funds	35,917,466	—	—	35,917,466
Total Investments	$123,024,718	$605,354,042	$0	$728,378,760

For further information regarding security characteristics, see the Portfolio of Investments. At December 31, 2012, the fund held one level 3 security valued at $0, which was also held and valued at $0 at December 31, 2011.

Of the level 2 investments presented above, equity investments amounting to $264,502,495 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $23,978,257 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$1,177,916

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(413,894)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$412,667

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$7,900,234	$4,742,528

18

MFS International Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$676,123,517
Gross appreciation	84,714,390
Gross depreciation	(32,459,147)
Net unrealized appreciation (depreciation)	$52,255,243
Undistributed ordinary income	13,072,947
Capital loss carryforwards	(20,898,640)
Other temporary differences	(25,026)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(1,584,443)
12/31/17	(18,221,256)
12/31/18	(1,092,941)
Total	$(20,898,640)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,091,327	$789,091
Service Class	6,808,907	3,953,437
Total	$7,900,234	$4,742,528

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $49,177, which equated to

19

MFS International Value Portfolio

Notes to Financial Statements – continued

0.0090% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $117.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,319 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,801, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $282,614,191 and $82,548,092, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,497,848	$125,694,409	299,507	$4,681,107
Service Class	10,941,466	175,785,767	8,945,525	139,378,085
	18,439,314	$301,480,176	9,245,032	$144,059,192
Shares issued to shareholders in reinvestment of distributions
Initial Class	66,342	$1,091,327	50,876	$789,091
Service Class	418,238	6,808,907	257,385	3,953,437
	484,580	$7,900,234	308,261	$4,742,528
Shares reacquired
Initial Class	(1,042,544)	$(17,035,479)	(741,692)	$(11,743,882)
Service Class	(5,227,172)	(84,782,331)	(4,825,216)	(75,554,847)
	(6,269,716)	$(101,817,810)	(5,566,908)	$(87,298,729)
Net change
Initial Class	6,521,646	$109,750,257	(391,309)	$(6,273,684)
Service Class	6,132,532	97,812,343	4,377,694	67,776,675
	12,654,178	$207,562,600	3,986,385	$61,502,991

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund.

20

MFS International Value Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $3,389 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,740,443	227,430,728	(215,353,705)	31,817,466

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$34,088	$31,817,466

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

24

MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

25

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $18,209,591. The fund intends to pass through foreign tax credits of $898,024 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2012

MFS® GLOBAL

GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
LVMH Moet Hennessy Louis Vuitton S.A.	2.7%
Groupe Danone	2.7%
Pernod Ricard S.A.	2.3%
Google, Inc., “A”	2.3%
Compass Group PLC	2.2%
Danaher Corp.	2.2%
Colgate-Palmolive Co.	1.9%
United Technologies Corp.	1.9%
Rio Tinto Ltd.	1.9%
Accenture PLC, “A”	1.8%

Equity sectors
Consumer Staples	15.3%
Technology	15.1%
Industrial Goods & Services	12.9%
Financial Services	11.1%
Retailing	9.3%
Health Care	9.3%
Special Products & Services	8.1%
Basic Materials	6.1%
Leisure	4.4%
Energy	3.7%
Transportation	2.5%
Autos & Housing	1.5%
Utilities & Communications	0.5%

Issuer country weightings (x)
United States	50.3%
France	12.8%
United Kingdom	11.5%
Switzerland	6.5%
Germany	3.8%
Brazil	3.7%
Taiwan	1.7%
Hong Kong	1.5%
Netherlands	1.2%
Other Countries	7.0%

Currency exposure weightings (y)
United States Dollar	52.9%
Euro	18.4%
British Pound Sterling	11.5%
Swiss Franc	6.5%
Brazilian Real	3.7%
Taiwan Dollar	1.7%
Hong Kong Dollar	1.5%
South Korean Won	1.2%
Japanese Yen	1.0%
Other Currencies	1.6%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of 19.72%, while Service Class shares of the fund provided a total return of 19.49%. These compare with a return of 17.17% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Stock selection in the industrial goods & services sector contributed to performance relative to the MSCI All Country World Growth Index. Within this sector, holdings of wiring devices and cable systems manufacturer Legrand (France) benefited relative returns. Shares of Legrand appreciated in the latter part of the period as the company reported quarterly results ahead of schedule and upgraded their earnings guidance. Additionally, the company completed their acquisition of NuVo Technologies during the period which further supported the stock.

Security selection, and to a lesser extent, an underweight position in the basic materials sector was another factor that positively contributed to relative performance. Stock selection in the special products & services and technology sectors also aided relative returns. However, there were no individual stocks within any of these three sectors that were among the fund’s top relative contributors for the reporting period.

Individual stocks in other sectors that benefited relative results included fashion distributor Industria de Diseno Textil S.A. (Spain), life sciences supply company Thermo Fisher Scientific, luxury good company LVMH Moët Hennessy Louis Vuitton, global payments technology company Visa, Inc., investment management firm Franklin Resources, Brazilian department store operator Lojas Renner, derivative trading systems provider BM&F Bovespa S.A. (b) (Brazil), and healthcare products maker Bayer AG (Germany). Holdings of LVMH outpaced the market during the reporting period on a favorable outlook for the luxury goods industry driven, in part, by anticipated improvement in growth rates in the Chinese market. Additionally, later in the period, the company raised prices at its flagship fashion and leather goods brand in Europe, which appeared to have alleviated concern about slowing demand for its products. In addition, the fund’s avoidance of oil and gas company BG Group (United Kingdom), which underperformed the index, aided relative performance.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also strengthened relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Both stock selection and an underweight position in the autos & housing sector held back relative results. There were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s holdings of oil and gas exploration and production company Occidental Petroleum, supermarkets and convenient stores operator Tesco PLC (h) (United Kingdom), index data provider MSCI, Inc. (b), Israeli-headquartered security software provider Check Point Software Technologies Ltd (b), wealth management firm Julius Baer Group (Switzerland), financial services firm Credit Suisse Group (h), and food and beverage producer Groupe Danone (France) held back relative performance. Shares of Occidental Petroleum declined early in the period as commodity prices for oil and gas declined significantly. Not holding cable services provider Comcast also hindered relative performance as the stock performed well during the period.

3

MFS Global Growth Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position held back relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	19.72%	1.36%	9.38%
Service Class	8/24/01	19.49%	1.11%	9.11%

Comparative benchmark
MSCI All Country World Growth Index (f)		17.17%	(0.10)%	8.13%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.20%	$1,000.00	$1,117.36	$6.39
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09
Service Class	Actual	1.45%	$1,000.00	$1,116.26	$7.71
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Aerospace – 3.4%
Precision Castparts Corp.	2,540	$481,117
Rolls-Royce Holdings PLC	30,227	435,518
United Technologies Corp.	13,830	1,134,198

		$2,050,833

Alcoholic Beverages – 4.6%
Diageo PLC	30,952	$901,091
Heineken N.V.	7,014	467,854
Pernod Ricard S.A.	11,949	1,405,045

		$2,773,990

Apparel Manufacturers – 6.6%
Cia.Hering S.A.	18,400	$380,384
Compagnie Financiere Richemont S.A.	7,407	592,289
Li & Fung Ltd.	507,600	911,905
LVMH Moet Hennessy Louis Vuitton S.A.	8,821	1,643,768
NIKE, Inc., “B”	9,420	486,072

		$4,014,418

Automotive – 1.5%
Johnson Controls, Inc.	29,800	$914,860

Broadcasting – 3.3%
Discovery Communications, Inc., “A” (a)	5,070	$321,844
Publicis Groupe S.A.	15,140	907,124
Viacom, Inc., “B”	6,100	321,714
Walt Disney Co.	8,630	429,688

		$1,980,370

Brokerage & Asset Managers – 2.8%
BM&F Bovespa S.A.	72,300	$504,678
Charles Schwab Corp.	21,530	309,171
Franklin Resources, Inc.	6,990	878,643

		$1,692,492

Business Services – 8.1%
Accenture PLC, “A”	16,700	$1,110,550
Brenntag AG	4,131	542,722
Cognizant Technology Solutions Corp., “A” (a)	7,280	539,084
Compass Group PLC	114,630	1,355,702
Intertek Group PLC	6,150	310,366
LPS Brasil – Consultoria de Imoveis S.A.	21,000	388,609
MSCI, Inc., “A” (a)	10,640	329,734
Verisk Analytics, Inc., “A” (a)	5,900	300,900

		$4,877,667

Chemicals – 0.6%
Monsanto Co.	3,620	$342,633

Computer Software – 4.0%
Autodesk, Inc. (a)	10,590	$374,357
Check Point Software Technologies Ltd. (a)	14,280	680,299
Dassault Systems S.A.	2,698	302,028

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Oracle Corp.	31,070	$1,035,252

		$2,391,936

Computer Software – Systems – 3.4%
Apple, Inc.	1,950	$1,039,409
EMC Corp. (a)	19,040	481,712
International Business Machines Corp.	2,730	522,932

		$2,044,053

Consumer Products – 5.3%
Colgate-Palmolive Co.	11,150	$1,165,621
Procter & Gamble Co.	13,880	942,313
Reckitt Benckiser Group PLC	17,375	1,088,435

		$3,196,369

Electrical Equipment – 8.4%
Amphenol Corp., “A”	6,230	$403,081
Danaher Corp.	24,050	1,344,395
Legrand S.A.	18,093	763,648
Mettler-Toledo International, Inc. (a)	3,760	726,808
Schneider Electric S.A.	6,522	486,434
Sensata Technologies Holding B.V. (a)	25,830	838,958
W.W. Grainger, Inc.	2,610	528,186

		$5,091,510

Electronics – 4.8%
ASML Holding N.V. (l)	4,259	$274,322
Microchip Technology, Inc.	27,780	905,350
Samsung Electronics Co. Ltd.	492	704,163
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,018	1,012,749

		$2,896,584

Energy – Independent – 1.7%
Occidental Petroleum Corp.	13,640	$1,044,960

Food & Beverages – 5.4%
Groupe Danone	24,613	$1,626,172
M. Dias Branco S.A. Industria e Comercio de Alimentos	3,600	138,095
Mead Johnson Nutrition Co., “A”	8,750	576,538
Nestle S.A.	7,339	478,221
PepsiCo, Inc.	6,760	462,587

		$3,281,613

Food & Drug Stores – 0.3%
Sundrug Co. Ltd.	6,000	$204,958

General Merchandise – 1.4%
Dollarama, Inc.	5,120	$303,535
Lojas Renner S.A.	6,500	254,321
Target Corp.	4,770	282,241

		$840,097

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 2.9%
Google, Inc., “A” (a)	1,940	$1,376,178
Yahoo Japan Corp.	1,185	383,548

		$1,759,726

Machinery & Tools – 1.1%
Schindler Holding AG	4,503	$650,419

Major Banks – 2.1%
HSBC Holdings PLC	46,107	$487,666
Standard Chartered PLC	30,593	775,492

		$1,263,158

Medical & Health Technology & Services – 1.3%
Express Scripts Holding Co. (a)	8,590	$463,860
Fresenius Medical Care AG & Co. KGaA	4,813	332,541

		$796,401

Medical Equipment – 5.4%
DENTSPLY International, Inc.	23,310	$923,309
Essilor International S.A.	3,231	327,593
Sonova Holding AG	6,149	681,691
Thermo Fisher Scientific, Inc.	12,270	782,581
Waters Corp. (a)	5,990	521,849

		$3,237,023

Metals & Mining – 1.9%
Rio Tinto Ltd.	19,440	$1,132,817

Oil Services – 2.0%
National Oilwell Varco, Inc.	3,200	$218,720
Schlumberger Ltd.	14,600	1,011,634

		$1,230,354

Other Banks & Diversified Financials – 6.2%
Credicorp Ltd.	4,100	$600,896
HDFC Bank Ltd.	31,854	395,689
Itau Unibanco Holding S.A., ADR	35,310	581,203
Julius Baer Group Ltd.	21,295	766,165
MasterCard, Inc., “A”	1,010	496,193
Visa, Inc., “A”	5,920	897,354

		$3,737,500

Pharmaceuticals – 2.6%
Allergan, Inc.	3,960	$363,251
Bayer AG	5,416	514,317
Johnson & Johnson	10,330	724,133

		$1,601,701

Railroad & Shipping – 1.3%
Kuehne & Nagel, Inc. AG	6,360	$774,017

Restaurants – 1.1%
McDonald’s Corp.	7,670	$676,571

Specialty Chemicals – 3.6%
Croda International PLC	11,382	$440,966
L’Air Liquide S.A.	2,403	301,136
Linde AG	3,512	612,456
Praxair, Inc.	4,870	533,022

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Symrise AG	8,155	$291,925

		$2,179,505

Specialty Stores – 1.0%
Industria de Diseno Textil S.A.	4,264	$597,377

Telecommunications – Wireless – 0.5%
MTN Group Ltd.	15,317	$321,941

Trucking – 1.2%
Expeditors International of Washington, Inc.	18,390	$727,325

Total Common Stocks (Identified Cost, $52,530,557)		$60,325,178

MONEY MARKET FUNDS – 0.4%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	207,579	$207,579

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	200,531	$200,531

Total Investments (Identified Cost, $52,938,667)		$60,733,288

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(281,444)

Net Assets – 100.0%		$60,451,844

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $52,731,088)	$60,525,709
Underlying affiliated funds, at cost and value	207,579
Total investments, at value, including $200,189 of securities on loan (identified cost, $52,938,667)	$60,733,288
Receivables for
Investments sold	152,633
Interest and dividends	53,520
Other assets	987
Total assets		$60,940,428
Liabilities
Payables for
Investments purchased	$81,026
Fund shares reacquired	137,451
Collateral for securities loaned, at value	200,531
Payable to affiliates
Investment adviser	6,126
Shareholder servicing costs	43
Distribution and/or service fees	86
Payable for independent Trustees’ compensation	60
Accrued expenses and other liabilities	63,261
Total liabilities		$488,584
Net assets		$60,451,844
Net assets consist of
Paid-in capital	$59,307,473
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,794,254
Accumulated net realized gain (loss) on investments and foreign currency	(7,052,811)
Undistributed net investment income	402,928
Net assets		$60,451,844
Shares of beneficial interest outstanding		3,366,034

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$57,300,234	3,189,856	$17.96
Service Class	3,151,610	176,178	17.89

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$1,196,933
Interest	15,480
Dividends from underlying affiliated funds	694
Foreign taxes withheld	(60,594)
Total investment income		$1,152,513
Expenses
Management fee	$554,969
Distribution and/or service fees	8,508
Shareholder servicing costs	5,650
Administrative services fee	19,174
Independent Trustees’ compensation	3,508
Custodian fee	51,876
Shareholder communications	7,873
Audit and tax fees	77,368
Legal fees	1,356
Miscellaneous	11,302
Total expenses		$741,584
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(220)
Net expenses		$741,363
Net investment income		$411,150
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,484,457
Foreign currency	(4,638)
Net realized gain (loss) on investments and foreign currency		$2,479,819
Change in unrealized appreciation (depreciation)
Investments	$8,177,732
Translation of assets and liabilities in foreign currencies	952
Net unrealized gain (loss) on investments and foreign currency translation		$8,178,684
Net realized and unrealized gain (loss) on investments and foreign currency		$10,658,503
Change in net assets from operations		$11,069,653

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$411,150	$479,568
Net realized gain (loss) on investments and foreign currency	2,479,819	3,058,867
Net unrealized gain (loss) on investments and foreign currency translation	8,178,684	(7,688,985)
Change in net assets from operations	$11,069,653	$(4,150,550)
Distributions declared to shareholders
From net investment income	$(430,008)	$(453,630)
Change in net assets from fund share transactions	$(9,597,983)	$(11,628,987)
Total change in net assets	$1,041,662	$(16,233,167)
Net assets
At beginning of period	59,410,182	75,643,349
At end of period (including undistributed net investment income of $402,928 and $426,424, respectively)	$60,451,844	$59,410,182

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.11	$16.26	$14.65	$10.62	$17.54
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.10	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.86	(1.15)	1.62	4.07	(6.90)
Total from investment operations	$2.97	$(1.04)	$1.72	$4.17	$(6.77)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.11)	$(0.11)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$17.96	$15.11	$16.26	$14.65	$10.62
Total return (%) (k)(r)(s)(x)	19.72	(6.38)	11.80	39.81	(38.93)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.19	1.34	1.25
Expenses after expense reductions (f)	1.19	N/A	N/A	N/A	N/A
Net investment income	0.68	0.72	0.66	0.85	0.90
Portfolio turnover	40	36	61	76	81
Net assets at end of period (000 omitted)	$57,300	$56,309	$71,546	$75,171	$62,289

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.04	$16.18	$14.58	$10.55	$17.42
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08	$0.06	$0.07	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.86	(1.16)	1.62	4.05	(6.86)
Total from investment operations	$2.93	$(1.08)	$1.68	$4.12	$(6.76)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.08)	$(0.09)	$(0.11)
Net asset value, end of period (x)	$17.89	$15.04	$16.18	$14.58	$10.55
Total return (%) (k)(r)(s)(x)	19.49	(6.67)	11.53	39.43	(39.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.47	1.44	1.59	1.49
Expenses after expense reductions (f)	1.44	N/A	N/A	N/A	N/A
Net investment income	0.44	0.49	0.42	0.58	0.67
Portfolio turnover	40	36	61	76	81
Net assets at end of period (000 omitted)	$3,152	$3,101	$4,098	$5,002	$4,670

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$30,290,893	$—	$—	$30,290,893
France	—	7,762,947	—	7,762,947
United Kingdom	—	6,928,051	—	6,928,051
Switzerland	1,159,912	2,782,890	—	3,942,802
Germany	291,925	2,002,035	—	2,293,960
Brazil	581,203	1,666,087	—	2,247,290
Taiwan	1,012,749	—	—	1,012,749
Hong Kong	—	911,905	—	911,905
Netherlands	274,322	467,854	—	742,176
Other Countries	1,584,730	2,607,675	—	4,192,405
Mutual Funds	408,110	—	—	408,110
Total Investments	$35,603,844	$25,129,444	$—	$60,733,288

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,783,071 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $478,221 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$430,008	$453,630

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$52,959,421
Gross appreciation	9,474,177
Gross depreciation	(1,700,310)
Net unrealized appreciation (depreciation)	$7,773,867
Undistributed ordinary income	402,928
Capital loss carryforwards	(7,032,057)
Other temporary differences	(367)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/13/16	$(1,708,730)
12/31/17	(5,323,327)
Total	$(7,032,057)

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$414,299	$440,257
Service Class	15,709	13,373
Total	$430,008	$453,630

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class Shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $5,634, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $16.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0311% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $507 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $220, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $24,209,096 and $33,339,582, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	26,437	$433,659	27,519	$426,605
Service Class	26,595	450,556	13,987	220,430
	53,032	$884,215	41,506	$647,035
Shares issued to shareholders in reinvestment of distributions
Initial Class	24,838	$414,299	28,813	$440,257
Service Class	945	15,709	878	13,373
	25,783	$430,008	29,691	$453,630
Shares reacquired
Initial Class	(588,888)	$(9,932,676)	(728,901)	$(11,745,204)
Service Class	(57,532)	(979,530)	(61,974)	(984,448)
	(646,420)	$(10,912,206)	(790,875)	$(12,729,652)
Net change
Initial Class	(537,613)	$(9,084,718)	(672,569)	$(10,878,342)
Service Class	(29,992)	(513,265)	(47,109)	(750,645)
	(567,605)	$(9,597,983)	(719,678)	$(11,628,987)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $396 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	432,111	12,410,789	(12,635,321)	207,579

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$694	$207,579

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

22

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 76.78% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2012

MFS® BOND PORTFOLIO

MFS® Variable Insurance Trust II

BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contact owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	72.3%
High Yield Corporates	19.1%
Emerging Markets Bonds	5.6%
Commercial Mortgage-Backed Securities	1.3%
Collateralized Debt Obligations	0.7%
Asset-Backed Securities	0.1%
Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
AA	0.8%
A	18.1%
BBB	59.0%
BB	17.1%
B	3.7%
CCC	0.3%
C	0.1%
Federal Agencies (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	0.9%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Bond Portfolio (“fund”) provided a total return of 11.31%, while Service Class shares of the fund provided a total return of 11.00%. These compare with a return of 9.37% over the same period for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

During the reporting period, the portion of the fund’s return derived from yield, which was greater than that of the Barclays U.S. Credit Bond Index, was a key contributor to relative results.

A greater exposure to bonds rated “BBB”(r) and below also benefited relative performance as credit spreads narrowed during the period. Yield curve (y) positioning, particularly a greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another positive factor for the fund’s results as the yield curve flattened during the reporting period.

The fund’s greater exposure to corporate bonds in the financial (which does not include banks) and industrial sectors benefited relative performance as both sectors generated positive relative performance during the period.

Detractors from performance

A lesser exposure to debt securities in the banking, supernational, and telecom sectors hindered relative performance as all three sectors turned in strong results for the reporting period.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	11.31%	8.54%	6.88%
Service Class	8/24/01	11.00%	8.27%	6.61%

Comparative benchmark
Barclays U.S. Credit Bond Index (f)		9.37%	7.65%	6.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.68%	$1,000.00	$1,055.26	$3.51
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46
Service Class	Actual	0.93%	$1,000.00	$1,053.52	$4.80
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 98.0%
Aerospace – 0.1%
BE Aerospace, Inc., 5.25%, 2022	$208,000	$220,480

Airlines – 0.5%
Continental Airlines, Inc., 7.25%, 2021	$328,717	$379,669
Continental Airlines, Inc., FRN, 0.66%, 2013	1,233,255	1,208,590

		$1,588,259

Apparel Manufacturers – 0.7%
PVH Corp., 7.375%, 2020	$1,702,000	$1,908,368
PVH Corp., 4.5%, 2022	190,000	191,900

		$2,100,268

Asset-Backed & Securitized – 2.1%
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019 (z)	$310,927	$303,900
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	306,592	193,807
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	729,588	736,593
Commercial Mortgage Acceptance Corp., FRN, 1.856%, 2030 (i)	778,155	26,322
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	69,746	70,531
Falcon Franchise Loan LLC, FRN, 6.447%, 2025 (i)(z)	472,328	74,250
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	530,956	533,610
GMAC LLC, FRN, 6.02%, 2033 (z)	286,316	291,939
GMAC LLC, FRN, 7.653%, 2034 (d)(n)(q)	825,000	603,719
Greenwich Capital Commercial Funding Corp., FRN, 5.867%, 2038	350,000	393,754
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.811%, 2049	1,195,039	1,393,595
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.435%, 2042 (n)	765,072	78,397
KKR Financial CLO Ltd., “C”, FRN, 1.76%, 2021 (n)	505,395	462,436
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.067%, 2030 (i)	666,590	12,233
Morgan Stanley Capital I, Inc., FRN, 0.978%, 2030 (i)(n)	2,109,307	44,675
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013 (z)	567,000	566,574
Spirit Master Funding LLC, 5.05%, 2023 (z)	305,549	288,943

		$6,075,278

Automotive – 5.8%
American Honda Finance Corp., 2.125%, 2017 (n)	$1,672,000	$1,710,795
Delphi Corp., 6.125%, 2021	1,271,000	1,410,810
Ford Motor Credit Co. LLC, 8%, 2014	1,415,000	1,542,898

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Ford Motor Credit Co. LLC, 4.207%, 2016	$560,000	$597,305
Ford Motor Credit Co. LLC, 3.984%, 2016	638,000	677,445
Harley Davidson Financial Services, 1.15%, 2015 (n)	607,000	608,593
Harley-Davidson Financial Services, 3.875%, 2016 (n)	1,061,000	1,138,874
Hyundai Capital America, 2.125%, 2017 (n)	1,719,000	1,731,308
Lear Corp., 8.125%, 2020	2,135,000	2,407,213
Nissan Motor Acceptance Corp., 1.95%, 2017 (n)	908,000	920,405
TRW Automotive, Inc., 7.25%, 2017 (n)	1,613,000	1,856,966
Volkswagen International Finance N.V., 1.15%, 2015 (n)	1,895,000	1,897,621
Volkswagen International Finance N.V., 2.375%, 2017 (n)	500,000	514,990

		$17,015,223

Biotechnology – 0.7%
Life Technologies Corp., 6%, 2020	$1,727,000	$2,046,825

Broadcasting – 1.2%
CBS Corp., 8.875%, 2019	$760,000	$1,025,058
CBS Corp., 5.75%, 2020	440,000	527,016
News America, Inc., 8.5%, 2025	770,000	1,045,495
WPP Finance, 8%, 2014	366,000	404,737
WPP Finance, 3.625%, 2022	404,000	401,846

		$3,404,152

Brokerage & Asset Managers – 0.4%
Franklin Resources, Inc., 1.375%, 2017	$374,000	$375,853
TD Ameritrade Holding Co., 4.15%, 2014	855,000	911,217

		$1,287,070

Building – 1.2%
Mohawk Industries, Inc., 6.375%, 2016	$2,090,000	$2,351,250
Owens Corning, Inc., 6.5%, 2016	451,000	506,773
Owens Corning, Inc., 4.2%, 2022	652,000	663,074

		$3,521,097

Business Services – 0.4%
Tencent Holdings Ltd., 3.375%, 2018 (n)	$1,273,000	$1,313,194

Cable TV – 3.5%
CCO Holdings LLC, 5.25%, 2022	$1,894,000	$1,917,675
Comcast Corp., 4.65%, 2042	628,000	661,951
Cox Communications, Inc., 6.25%, 2018 (n)	261,000	318,875

6

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – continued
DIRECTV Holdings LLC, 5.875%, 2019	$490,000	$579,154
DIRECTV Holdings LLC, 6.375%, 2041	690,000	798,483
DIRECTV Holdings LLC, 5.15%, 2042	750,000	758,575
Myriad International Holdings B.V., 6.375%, 2017 (n)	586,000	660,715
Time Warner Cable, Inc., 8.25%, 2019	850,000	1,131,126
Time Warner Cable, Inc., 5%, 2020	354,000	412,175
Time Warner Cable, Inc., 4.5%, 2042	1,002,000	977,197
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	388,219
Videotron Ltee, 5%, 2022	1,555,000	1,630,806

		$10,234,951

Chemicals – 2.6%
Ashland, Inc., 4.75%, 2022 (n)	$698,000	$725,920
CF Industries Holdings, Inc., 7.125%, 2020	1,746,000	2,197,407
Dow Chemical Co., 8.55%, 2019	936,000	1,263,671
LyondellBasell Industries N.V., 5%, 2019	1,614,000	1,783,470
LyondellBasell Industries N.V., 6%, 2021	1,256,000	1,472,660

		$7,443,128

Computer Software – 0.1%
Seagate Technology HDD Holdings, 6.8%, 2016	$200,000	$224,000

Conglomerates – 0.8%
ABB Treasury Center USA, Inc., 4%, 2021 (n)	$313,000	$346,261
Pentair Finance S.A., 1.35%, 2015 (n)	702,000	701,378
Roper Industries, Inc., 1.85%, 2017	1,171,000	1,170,125

		$2,217,764

Consumer Products – 0.6%
Mattel, Inc., 5.45%, 2041	$630,000	$711,669
Newell Rubbermaid, Inc., 2.05%, 2017	589,000	596,833
Newell Rubbermaid, Inc., 4.7%, 2020	501,000	553,350

		$1,861,852

Consumer Services – 0.8%
eBay, Inc., 4%, 2042	$1,160,000	$1,129,752
Experian Finance PLC, 2.375%, 2017 (n)	807,000	820,993
Service Corp. International, 7%, 2019	450,000	492,750

		$2,443,495

Containers – 1.5%
Ball Corp., 5%, 2022	$576,000	$616,320
Crown Americas LLC, 7.625%, 2017	2,356,000	2,488,525
Greif, Inc., 6.75%, 2017	1,136,000	1,266,640

		$4,371,485

Defense Electronics – 0.6%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$1,358,000	$1,621,187

Electronics – 0.9%
Intel Corp., 1.35%, 2017	$1,473,000	$1,472,574
Jabil Circuit, Inc., 4.7%, 2022	399,000	419,449

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – continued
Tyco Electronics Group S.A., 6.55%, 2017	$360,000	$431,680
Tyco Electronics Group S.A., 3.5%, 2022	252,000	258,996

		$2,582,699

Emerging Market Quasi-Sovereign – 1.2%
CNPC General Capital Ltd., 2.75%, 2017 (z)	$1,559,000	$1,612,332
Gaz Capital S.A., 8.125%, 2014 (n)	409,000	445,156
Rosneft, 3.149%, 2017 (z)	533,000	540,995
Rosneft, 4.199%, 2022 (z)	885,000	900,488

		$3,498,971

Energy – Independent – 4.0%
Anadarko Petroleum Corp., 6.375%, 2017	$1,337,000	$1,597,040
Hess Corp., 8.125%, 2019	440,000	579,087
Noble Energy, Inc., 4.15%, 2021	1,920,000	2,119,565
Pioneer Natural Resources Co., 6.65%, 2017	1,100,000	1,295,984
Pioneer Natural Resources Co., 7.5%, 2020	1,518,000	1,923,320
Plains Exploration & Production Co., 6.875%, 2023	1,200,000	1,371,000
QEP Resources, Inc., 5.375%, 2022	259,000	277,778
QEP Resources, Inc., 5.25%, 2023	140,000	149,800
Southwestern Energy Co., 7.5%, 2018	1,851,000	2,268,319

		$11,581,893

Energy – Integrated – 0.4%
Murphy Oil Corp., 2.5%, 2017	$1,309,000	$1,317,073

Entertainment – 0.3%
Viacom, Inc., 3.5%, 2017	$800,000	$863,282

Financial Institutions – 4.2%
CIT Group, Inc., 4.25%, 2017	$353,000	$363,499
CIT Group, Inc., 5.25%, 2018	365,000	390,550
CIT Group, Inc., 6.625%, 2018 (n)	1,900,000	2,147,000
CIT Group, Inc., 5.5%, 2019 (n)	781,000	851,290
General Electric Capital Corp., 3.75%, 2014	413,000	435,491
General Electric Capital Corp., 1.6%, 2017	883,000	883,573
General Electric Capital Corp., 5.5%, 2020	1,470,000	1,740,055
General Electric Capital Corp., 3.15%, 2022	1,000,000	1,021,693
International Lease Finance Corp., 7.125%, 2018 (n)	570,000	661,200
International Lease Finance Corp., 6.25%, 2019	1,147,000	1,221,555
SLM Corp., 6.25%, 2016	727,000	790,613
SLM Corp., 6%, 2017	1,147,000	1,241,628
SLM Corp., 8%, 2020	468,000	534,690

		$12,282,837

Food & Beverages – 5.3%
Anheuser-Busch InBev S.A., 7.75%, 2019	$610,000	$814,725
Conagra Foods, Inc., 1.35%, 2015	307,000	306,990
Constellation Brands, Inc., 7.25%, 2016	1,119,000	1,292,445
Constellation Brands, Inc., 4.625%, 2023	99,000	103,455
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	1,517,000	1,657,797
Heineken N.V., 1.4%, 2017 (n)	914,000	911,241
Ingredion, Inc., 1.8%, 2017	365,000	362,600
J.M. Smucker Co., 3.5%, 2021	880,000	934,981

7

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Kraft Foods Group, Inc., 2.25%, 2017 (n)	$1,256,000	$1,299,101
Pernod Ricard S.A., 5.75%, 2021 (n)	831,000	993,982
SABMiller Holdings, Inc., 3.75%, 2022 (n)	1,341,000	1,448,053
Smithfield Foods, Inc., 7.75%, 2017	1,370,000	1,596,050
Smithfield Foods, Inc., 6.625%, 2022	348,000	384,540
Tyson Foods, Inc., 6.6%, 2016	2,229,000	2,554,311
Tyson Foods, Inc., 4.5%, 2022	598,000	647,345

		$15,307,616

Food & Drug Stores – 1.2%
CVS Caremark Corp., 3.25%, 2015	$296,000	$313,811
CVS Caremark Corp., 5.75%, 2017	324,000	387,365
CVS Caremark Corp., 2.75%, 2022	500,000	501,861
CVS Caremark Corp., 5.75%, 2041	1,465,000	1,824,011
Walgreen Co., 1.8%, 2017	616,000	619,433

		$3,646,481

Forest & Paper Products – 1.0%
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)	$274,000	$304,140
Georgia-Pacific Corp., 5.4%, 2020 (n)	806,000	958,845
International Paper Co., 6%, 2041	860,000	1,018,353
Packaging Corp. of America, 3.9%, 2022	712,000	737,312

		$3,018,650

Gaming & Lodging – 1.0%
Carnival Corp., 1.875%, 2017	$435,000	$435,591
Host Hotels & Resorts, Inc., REIT, 6.75%, 2016	1,100,000	1,124,750
Host Hotels & Resorts, Inc., REIT, 4.75%, 2023	157,000	166,420
Wyndham Worldwide Corp., 6%, 2016	19,000	21,488
Wyndham Worldwide Corp., 4.25%, 2022	1,227,000	1,266,898

		$3,015,147

Insurance – 2.3%
American International Group, Inc., 3.8%, 2017	$937,000	$1,014,147
American International Group, Inc., 6.4%, 2020	1,200,000	1,488,958
Metlife, Inc., 1.756%, 2017	397,000	403,250
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	370,000	393,347
Prudential Financial, Inc., 4.75%, 2015	631,000	691,669
Swiss Re Ltd., 4.25%, 2042 (n)	468,000	463,757
Unum Group, 7.125%, 2016	500,000	589,026
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,516,097

		$6,560,251

Insurance – Health – 1.5%
CIGNA Corp., 2.75%, 2016	$1,400,000	$1,472,722
CIGNA Corp., 5.375%, 2042	700,000	814,986
Humana, Inc., 7.2%, 2018	1,157,000	1,426,726
Wellpoint, Inc., 1.875%, 2018	618,000	625,675

		$4,340,109

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – 2.5%
AXIS Capital Holdings Ltd., 5.75%, 2014	$855,000	$916,962
AXIS Capital Holdings Ltd., 5.875%, 2020	190,000	215,696
Chubb Corp., 6.375% to 2017, FRN to 2067	279,000	304,110
CNA Financial Corp., 5.875%, 2020	1,570,000	1,852,294
Marsh & McLennan Cos., Inc., 4.8%, 2021	900,000	1,012,720
XL Group PLC, 5.75%, 2021	1,110,000	1,318,203
XL Group PLC, 6.5% to 2017, FRN to 2049	663,000	619,905
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	896,000	955,360

		$7,195,250

Machinery & Tools – 0.8%
Case New Holland, Inc., 7.875%, 2017	$1,989,000	$2,351,993

Major Banks – 6.6%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$1,400,000	$1,407,966
Bank of America Corp., 1.5%, 2015	1,820,000	1,829,306
Bank of America Corp., 5.65%, 2018	580,000	674,797
Bank of America Corp., 7.625%, 2019	500,000	639,780
Bank of America Corp., 5.625%, 2020	185,000	219,341
Commonwealth Bank of Australia, 5%, 2019 (n)	400,000	464,840
Goldman Sachs Group, Inc., 1.6%, 2015	1,868,000	1,881,126
Goldman Sachs Group, Inc., 5.625%, 2017	1,123,000	1,232,130
JPMorgan Chase & Co., 2%, 2017	1,430,000	1,460,739
JPMorgan Chase & Co., 4.25%, 2020	893,000	993,129
JPMorgan Chase & Co., 4.5%, 2022	500,000	565,619
JPMorgan Chase & Co., 3.25%, 2022	904,000	930,922
Merrill Lynch & Co., Inc., 6.15%, 2013	500,000	508,027
Merrill Lynch & Co., Inc., 6.05%, 2016	349,000	384,199
Morgan Stanley, 5.75%, 2016	906,000	1,004,363
PNC Funding Corp., 5.625%, 2017	1,095,000	1,264,267
Royal Bank of Scotland PLC, 2.55%, 2015	1,054,000	1,078,674
Wachovia Corp., 6.605%, 2025	1,270,000	1,601,201
Wells Fargo & Co., 2.625%, 2016	919,000	969,881

		$19,110,307

Medical & Health Technology & Services – 3.1%
Aristotle Holding, Inc., 3.9%, 2022 (n)	$983,000	$1,059,922
Davita, Inc., 6.625%, 2020	2,018,000	2,194,575
Davita, Inc., 5.75%, 2022	352,000	370,920
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,775,000	2,045,688
Fresenius Medical Care US Finance II, Inc., 6.5%, 2018 (n)	734,000	820,245
HCA, Inc., 4.75%, 2023	1,409,000	1,433,658
McKesson Corp., 5.7%, 2017	770,000	909,667
McKesson Corp., 7.5%, 2019	120,000	156,240
McKesson Corp., 2.7%, 2022	158,000	158,052

		$9,148,967

Metals & Mining – 1.7%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 2022	$1,076,000	$1,067,151
Southern Copper Corp., 6.75%, 2040	1,764,000	2,123,636

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Vale Overseas Ltd., 5.625%, 2019	$1,501,000	$1,706,648

		$4,897,435

Mortgage – Backed – 0.0%
Fannie Mae, 7.5%, 2030-2031	$55,707	$68,289

		$68,289

Natural Gas – Distribution – 0.6%
AmeriGas Finance LLC, 7%, 2022	$1,448,000	$1,610,900

Natural Gas – Pipeline – 4.3%
El Paso Pipeline Partners LP, 6.5%, 2020	$940,000	$1,146,169
El Paso Pipeline Partners LP, 5%, 2021	311,000	352,445
Energy Transfer Partners LP, 8.5%, 2014	1,004,000	1,091,731
Energy Transfer Partners LP, 9.7%, 2019	213,000	286,915
Enterprise Products Partners LP, 5.65%, 2013	354,000	357,947
Enterprise Products Partners LP, 1.25%, 2015	758,000	762,655
Enterprise Products Partners LP, 6.3%, 2017	540,000	653,201
Enterprise Products Partners LP, 4.45%, 2043	473,000	478,916
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	506,000	577,473
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	267,000	305,715
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	441,584
Kinder Morgan Energy Partners LP, 6.85%, 2020	370,000	466,177
Kinder Morgan Energy Partners LP, 7.4%, 2031	581,000	756,705
Kinder Morgan Energy Partners LP, 5%, 2042	470,000	498,096
NiSource Finance Corp., 3.85%, 2023	1,106,000	1,136,543
ONEOK Partners LP, 2%, 2017	447,000	450,715
Plains All American Pipeline, LP, 3.95%, 2015	1,290,000	1,389,997
Spectra Energy Capital LLC, 8%, 2019	942,000	1,244,080
Williams Cos., Inc., 3.7%, 2023	209,000	210,809

		$12,607,873

Network & Telecom – 2.0%
AT&T, Inc., 1.4%, 2017	$1,463,000	$1,463,275
AT&T, Inc., 5.55%, 2041	1,024,000	1,228,927
CenturyLink, Inc., 7.6%, 2039	2,021,000	2,097,802
Verizon Communications, Inc., 6%, 2041	690,000	900,573

		$5,690,577

Oil Services – 0.2%
Transocean, Inc., 2.5%, 2017	$569,000	$574,986

Oils – 0.4%
Phillips 66, 5.875%, 2042 (n)	$255,000	$306,851
Tesoro Corp., 5.375%, 2022	828,000	881,820

		$1,188,671

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – 3.9%
American Express Centurion Bank, 5.5%, 2013	$590,000	$598,534
American Express Co., 2.65%, 2022 (z)	368,000	366,535
American Express Credit Corp., 2.375%, 2017	745,000	779,506
BB&T Corp., 3.95%, 2016	500,000	545,226
BB&T Corp., 1.45%, 2018	970,000	974,334
Capital One Financial Corp., 2.15%, 2015	700,000	714,519
Capital One Financial Corp., 8.8%, 2019	1,000,000	1,354,097
Discover Bank, 7%, 2020	1,776,000	2,205,252
Fifth Third Bancorp, 3.5%, 2022	673,000	705,354
Santander UK PLC, 3.875%, 2014 (n)	413,000	428,532
Svenska Handelsbanken AB, 2.875%, 2017	767,000	810,413
Swedbank AB, 2.125%, 2017 (n)	1,238,000	1,264,914
U.S. Bancorp, 2.95%, 2022	622,000	628,361

		$11,375,577

Personal Computers & Peripherals – 0.3%
Equifax, Inc., 3.3%, 2022	$849,000	$842,159

Pharmaceuticals – 2.7%
Celgene Corp., 2.45%, 2015	$606,000	$628,851
Celgene Corp., 1.9%, 2017	1,583,000	1,611,415
Hospira, Inc., 6.05%, 2017	906,000	1,051,832
Mylan Laboratories, Inc., 7.625%, 2017 (n)	1,977,000	2,221,889
Mylan, Inc., 3.125%, 2023 (z)	1,000,000	991,375
Teva Pharmaceutical Finance LLC, 2.25%, 2020	301,000	303,686
Watson Pharmaceuticals, Inc., 1.875%, 2017	320,000	324,208
Watson Pharmaceuticals, Inc., 3.25%, 2022	414,000	422,631
Watson Pharmaceuticals, Inc., 4.625%, 2042	347,000	361,273

		$7,917,160

Pollution Control – 0.5%
Republic Services, Inc., 5.25%, 2021	$1,160,000	$1,367,176

Precious Metals & Minerals – 0.0%
Teck Resources Ltd., 3%, 2019	$68,000	$70,102

Printing & Publishing – 1.3%
Moody’s Corp., 4.5%, 2022	$1,328,000	$1,419,827
Pearson Funding Four PLC, 3.75%, 2022 (n)	693,000	731,177
Pearson PLC, 5.5%, 2013 (n)	260,000	263,900
Pearson PLC, 4%, 2016 (n)	1,320,000	1,419,251

		$3,834,155

Railroad & Shipping – 0.8%
Canadian Pacific Railway Co., 7.25%, 2019	$424,000	$529,215
Canadian Pacific Railway Co., 4.5%, 2022	400,000	444,289
CSX Corp., 7.375%, 2019	365,000	464,130
Kansas City Southern, 8%, 2018	757,000	834,593

		$2,272,227

Real Estate – 4.8%
Boston Properties LP, REIT, 3.7%, 2018	$754,000	$819,060
Boston Properties LP, REIT, 3.85%, 2023	1,131,000	1,188,097

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
DDR Corp., REIT, 4.625%, 2022	$362,000	$395,069
ERP Operating LP, REIT, 4.625%, 2021	670,000	754,697
HCP, Inc., REIT, 2.625%, 2020	530,000	527,931
HCP, Inc., REIT, 5.375%, 2021	1,893,000	2,155,665
Health Care REIT, Inc., 2.25%, 2018	826,000	825,305
HRPT Properties Trust, REIT, 6.25%, 2016	1,027,000	1,126,657
Simon Property Group LP, REIT, 1.5%, 2018 (z)	503,000	500,161
Simon Property Group, Inc., REIT, 5.75%, 2015	440,000	495,635
Simon Property Group, Inc., REIT, 10.35%, 2019	1,026,000	1,467,167
Ventas Realty LP, REIT, 2%, 2018	678,000	678,438
Ventas Realty LP, REIT, 4%, 2019	343,000	368,705
WEA Finance LLC, REIT, 6.75%, 2019 (n)	1,447,000	1,792,590
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)	921,000	946,522

		$14,041,699

Restaurants – 0.3%
Darden Restaurants, Inc., 3.35%, 2022	$914,000	$884,410

Retailers – 3.5%
AutoZone, Inc., 3.7%, 2022	$258,000	$271,236
Dollar General Corp., 4.125%, 2017	2,144,000	2,251,200
Gap, Inc., 5.95%, 2021	2,613,000	2,989,363
Kohl’s Corp., 4%, 2021	1,117,000	1,181,328
Kohl’s Corp., 3.25%, 2023	848,000	823,375
Limited Brands, Inc., 7%, 2020	1,441,000	1,657,150
Limited Brands, Inc., 5.625%, 2022	479,000	520,913
Macy’s Retail Holdings, Inc., 2.875%, 2023	435,000	425,966

		$10,120,531

Specialty Chemicals – 0.7%
Mexichem S.A.B. de C.V., 6.75%, 2042 (z)	$1,859,000	$2,086,728

Specialty Stores – 0.5%
Advance Auto Parts, Inc., 5.75%, 2020	$965,000	$1,039,770
Advance Auto Parts, Inc., 4.5%, 2022	332,000	346,611

		$1,386,381

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT, 4.625%, 2015	$1,770,000	$1,881,437
American Tower Corp., REIT, 4.5%, 2018	1,150,000	1,260,646
Crown Castle International Corp., 5.25%, 2023 (n)	470,000	502,900
Crown Castle Towers LLC, 6.113%, 2020 (n)	955,000	1,150,281
Rogers Cable, Inc., 5.5%, 2014	364,000	385,060
Vodafone Group PLC, 5.625%, 2017	201,000	235,864

		$5,416,188

Telephone Services – 0.1%
Oi S.A., 5.75%, 2022 (n)	$276,000	$287,730

Issuer	Shares/Par	Value ($)

BONDS – continued
Tobacco – 3.2%
B.A.T. International Finance PLC, 2.125%, 2017 (n)	$1,052,000	$1,077,942
B.A.T. International Finance PLC, 9.5%, 2018 (n)	1,048,000	1,457,330
Lorillard Tobacco Co., 2.3%, 2017	945,000	955,548
Lorillard Tobacco Co., 8.125%, 2019	2,001,000	2,553,332
Reynolds American, Inc., 6.75%, 2017	1,100,000	1,328,380
Reynolds American, Inc., 4.75%, 2042	1,810,000	1,826,069

		$9,198,601

Transportation – Services – 0.4%
ERAC USA Finance Co., 6.375%, 2017 (n)	$200,000	$241,893
ERAC USA Finance Co., 7%, 2037 (n)	654,000	830,468

		$1,072,361

Utilities – Electric Power – 4.0%
American Electric Power Co., Inc., 1.65%, 2017	$487,000	$488,706
Calpine Corp., 7.875%, 2020 (n)	1,291,000	1,449,140
CenterPoint Energy, Inc., 5.95%, 2017	800,000	929,409
CMS Energy Corp., 2.75%, 2014	780,000	790,998
CMS Energy Corp., 6.25%, 2020	1,010,000	1,179,593
CMS Energy Corp., 5.05%, 2022	209,000	232,923
Dominion Resources, Inc., 4.9%, 2041	700,000	784,339
Duke Energy Corp., 1.625%, 2017	488,000	489,275
Enersis S.A., 7.375%, 2014	686,000	722,783
NextEra Energy Capital Co., 1.2%, 2015	85,000	85,605
Oncor Electric Delivery Co., 4.1%, 2022	1,400,000	1,525,905
PPL Corp., 4.2%, 2022	622,000	668,900
PPL WEM Holdings PLC, 5.375%, 2021 (n)	1,057,000	1,188,805
PSEG Power LLC, 5.32%, 2016	288,000	325,602
System Energy Resources, Inc., 5.129%, 2014 (z)	227,428	230,419
Waterford 3 Funding Corp., 8.09%, 2017	487,952	503,910

		$11,596,312

Total Bonds (Identified Cost, $265,296,996)		$285,219,462

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	2,689,612	$2,689,612

Total Investments (Identified Cost, $267,986,608)		$287,909,074

OTHER ASSETS, LESS LIABILITIES – 1.1%		3,233,140

Net Assets – 100.0%		$291,142,214

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

10

MFS Bond Portfolio

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $57,181,037, representing 19.6% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Express Co., 2.65%, 2022	5/27/09-11/27/12	$369,370	$366,535
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019	1/15/10	239,783	303,900
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	306,592	193,807
CNPC General Capital Ltd., 2.75%, 2017	4/12/12	1,558,878	1,612,332
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	59,560	70,531
Falcon Franchise Loan LLC, FRN, 6.447%, 2025	1/29/03	38,626	74,250
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	515,941	533,610
GMAC LLC, FRN, 6.02%, 2033	3/20/02	157,047	291,939
Mexichem S.A.B. de C.V., 6.75%, 2042	9/12/12-10/10/12	1,937,311	2,086,728
Mylan, Inc., 3.125%, 2023	12/12/12	997,935	991,375
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013	12/06/04	570,179	566,574
Rosneft, 3.149%, 2017	11/29/12	533,000	540,995
Rosneft, 4.199%, 2022	11/29/12	885,000	900,488
Simon Property Group LP, REIT, 1.5%, 2018	12/10/12	501,428	500,161
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	303,038	288,943
System Energy Resources, Inc., 5.129%, 2014	4/16/04-9/08/04	227,492	230,419
Total Restricted Securities			$9,552,587
% of Net assets			3.3%

At December 31, 2012, the fund had cash collateral of $40,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $265,296,996)	$285,219,462
Underlying affiliated funds, at cost and value	2,689,612
Total investments, at value (identified cost, $267,986,608)	$287,909,074
Cash	87,983
Restricted cash	40,000
Receivables for
Investments sold	529,894
Fund shares sold	221,269
Interest	3,367,994
Other assets	3,465
Total assets		$292,159,679
Liabilities
Payable for fund shares reacquired	$937,946
Payable to affiliates
Investment adviser	19,667
Distribution and/or service fees	5,371
Payable for independent Trustees’ compensation	84
Accrued expenses and other liabilities	54,397
Total liabilities		$1,017,465
Net assets		$291,142,214
Net assets consist of
Paid-in capital	$255,752,972
Unrealized appreciation (depreciation) on investments	19,922,466
Accumulated net realized gain (loss) on investments	3,298,008
Undistributed net investment income	12,168,768
Net assets		$291,142,214
Shares of beneficial interest outstanding		23,718,762

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$95,361,337	7,715,409	$12.36
Service Class	195,780,877	16,003,353	12.23

See Notes to Financial Statements

12

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$13,288,982
Dividends from underlying affiliated funds	14,605
Total investment income		$13,303,587
Expenses
Management fee	$1,663,310
Distribution and/or service fees	458,451
Administrative services fee	49,785
Independent Trustees’ compensation	12,153
Custodian fee	35,458
Shareholder communications	14,490
Audit and tax fees	62,350
Legal fees	4,554
Miscellaneous	34,693
Total expenses		$2,335,244
Fees paid indirectly	(190)
Reduction of expenses by investment adviser	(959)
Net expenses		$2,334,095
Net investment income		$10,969,492
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$6,848,132
Swap agreements	9,252
Net realized gain (loss) on investments		$6,857,384
Change in unrealized appreciation (depreciation)
Investments	$10,966,587
Swap agreements	136,446
Net unrealized gain (loss) on investments		$11,103,033
Net realized and unrealized gain (loss) on investments		$17,960,417
Change in net assets from operations		$28,929,909

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$10,969,492	$11,853,807
Net realized gain (loss) on investments	6,857,384	5,367,550
Net unrealized gain (loss) on investments	11,103,033	(1,643,723)
Change in net assets from operations	$28,929,909	$15,577,634
Distributions declared to shareholders
From net investment income	$(13,345,100)	$(12,189,902)
Change in net assets from fund share transactions	$19,367,944	$10,240,192
Total change in net assets	$34,952,753	$13,627,924
Net assets
At beginning of period	256,189,461	242,561,537
At end of period (including undistributed net investment income of $12,168,768 and $13,420,015, respectively)	$291,142,214	$256,189,461

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.67	$11.49	$10.84	$9.11	$10.89
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.57	$0.58	$0.59	$0.57
Net realized and unrealized gain (loss) on investments	0.80	0.18	0.57	1.81	(1.64)
Total from investment operations	$1.30	$0.75	$1.15	$2.40	$(1.07)
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.57)	$(0.50)	$(0.67)	$(0.71)
Net asset value, end of period (x)	$12.36	$11.67	$11.49	$10.84	$9.11
Total return (%) (k)(r)(s)(x)	11.31	6.63	10.86	27.96	(10.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.70	0.72	0.74	0.74
Expenses after expense reductions (f)	0.68	N/A	N/A	N/A	N/A
Net investment income	4.13	4.85	5.17	5.93	5.64
Portfolio turnover	57	55	58	71	46
Net assets at end of period (000 omitted)	$95,361	$90,822	$95,584	$92,244	$70,504

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.56	$11.40	$10.76	$9.04	$10.81
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.53	$0.55	$0.56	$0.54
Net realized and unrealized gain (loss) on investments	0.78	0.18	0.57	1.80	(1.63)
Total from investment operations	$1.25	$0.71	$1.12	$2.36	$(1.09)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.55)	$(0.48)	$(0.64)	$(0.68)
Net asset value, end of period (x)	$12.23	$11.56	$11.40	$10.76	$9.04
Total return (%) (k)(r)(s)(x)	11.00	6.30	10.67	27.66	(10.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.95	0.97	0.99	0.99
Expenses after expense reductions (f)	0.93	N/A	N/A	N/A	N/A
Net investment income	3.86	4.59	4.90	5.64	5.39
Portfolio turnover	57	55	58	71	46
Net assets at end of period (000 omitted)	$195,781	$165,367	$146,977	$96,293	$52,038

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Bond Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$3,498,971	$—	$3,498,971
U.S. Corporate Bonds	—	234,092,643	—	234,092,643
Residential Mortgage-Backed Securities	—	68,289	—	68,289
Commercial Mortgage-Backed Securities	—	3,774,401	—	3,774,401
Asset-Backed Securities (including CDOs)	—	2,300,877	—	2,300,877
Foreign Bonds	—	41,484,281	—	41,484,281
Mutual Funds	2,689,612	—	—	2,689,612
Total Investments	$2,689,612	$285,219,462	$—	$287,909,074

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. At December 31, 2012, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Swap Agreements
Credit	$9,252

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Swap Agreements
Credit	$136,446
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations.

17

MFS Bond Portfolio

Notes to Financial Statements – continued

Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

18

MFS Bond Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$13,345,100	$12,189,902

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$269,819,151
Gross appreciation	19,707,113
Gross depreciation	(1,617,190)
Net unrealized appreciation (depreciation)	$18,089,923
Undistributed ordinary income	15,105,469
Undistributed long-term capital gain	2,244,177
Other temporary differences	(50,327)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$4,578,734	$4,438,708
Service Class	8,766,366	7,751,194
Total	$13,345,100	$12,189,902

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

19

MFS Bond Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0180% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,233 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $959, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$2,161
Investments (non-U.S. Government securities)	$170,266,205	$151,991,621

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	614,917	$7,492,743	598,989	$7,091,720
Service Class	3,732,125	45,035,703	3,224,003	37,338,728
	4,347,042	$52,528,446	3,822,992	$44,430,448
Shares issued to shareholders in reinvestment of distributions
Initial Class	383,158	$4,578,734	386,647	$4,438,708
Service Class	740,403	8,766,366	680,526	7,751,194
	1,123,561	$13,345,100	1,067,173	$12,189,902

20

MFS Bond Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(1,067,141)	$(12,999,556)	(1,518,031)	$(17,713,423)
Service Class	(2,777,826)	(33,506,046)	(2,492,911)	(28,666,735)
	(3,844,967)	$(46,505,602)	(4,010,942)	$(46,380,158)
Net change
Initial Class	(69,066)	$(928,079)	(532,395)	$(6,182,995)
Service Class	1,694,702	20,296,023	1,411,618	16,423,187
	1,625,636	$19,367,944	879,223	$10,240,192

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,740 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,192,839	124,071,523	(122,574,750)	2,689,612

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$14,605	$2,689,612

21

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

22

MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

23

MFS Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

24

MFS Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

25

MFS Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2012

MFS® UTILITIES PORTFOLIO

MFS® Variable Insurance Trust II

UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	3.7%
CMS Energy Corp.	3.4%
Kinder Morgan, Inc.	3.4%
Virgin Media, Inc.	3.3%
Energias de Portugal S.A.	2.7%
Edison International	2.7%
Calpine Corp.	2.4%
NRG Energy, Inc.	2.3%
Time Warner Cable, Inc.	2.3%
Williams Cos., Inc.	2.2%

Top five industries (i)
Utilities – Electric Power	48.5%
Cable TV	13.1%
Natural Gas-Pipeline	9.3%
Telephone Services	8.3%
Natural Gas-Distribution	6.8%

Issuer country weightings (i)(x)
United States	68.9%
Brazil	6.3%
Portugal	4.7%
Spain	3.4%
United Kingdom	2.7%
Germany	1.4%
France	1.4%
Italy	1.3%
Netherlands	1.3%
Other Countries	8.6%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Utilities Portfolio (“fund”) provided a total return of 14.15%, while Service Class shares of the fund provided a total return of 13.92%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 1.29% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Security selection and an underweight position in the natural gas distribution industry dampened relative performance relative to the S&P Utilities Index. An underweight position in natural gas supplier Sempra Energy negatively impacted relative results as the stock posted strong returns for the reporting period. Despite an oversupply of liquefied natural gas in the U.S., Sempra began to earn commercial shipping contracts to export natural gas overseas, creating the potential to finally reduce the oversupply and allow prices to increase.

Elsewhere, underweight positions in electric power companies, NextEra Energy and American Electric Power, and in diversified energy company DTE Energy weakened relative results as all three stocks outperformed the benchmark during the period. Shares of NextEra traded higher throughout the period as the company experienced steady income growth. Other top relative detractors for the period included the fund’s holdings of cellular communications services firm Cellcom Israel (Israel), wireless communications company NII Holdings (h), wireless and telecommunications provider TIM Participacoes S.A. (Brazil), electric power company Companhia Paranaense de Energia (Brazil), natural gas supplier Williams Partners, and telecommunications services firm Bezeq-The Israeli Telecommunication Corp.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the S&P Utilities Index, was a positive factor for relative performance. The fund’s holdings of media and communications services company Virgin Media and cable providers, Comcast, Time Warner, and Kabel Deutschland (Germany), supported relative results as all four stocks generated strong performance over the period. Shares of Virgin Media traded higher during the latter half of the year on the back of strong earnings due to higher-than-expected net subscriptions in its cable segment.

The combination of an underweight position and strong stock selection in the electric power industry contributed to relative performance. An underweight position in electric power generation holding company, Exelon, and not holding shares of poor-performing retail electric company Southern Company, aided relative returns. Exelon’s stock price declined as management announced in November that if power prices did not increase $3-$6 in the next six months they would have to reevaluate its dividend. This risk to the stock’s dividend yield appeared to have negatively impacted its price performance.

The fund’s exposure to the natural gas pipeline industry, which is not represented in the S&P Utilities Index, also benefited relative results. The fund’s holdings of natural gas pipelines operators Williams Co., Kinder Morgan Energy Partners, and El Paso Corp. (h) bolstered relative performance. Shares of Williams Co. traded higher as colder temperatures during the middle of the period appeared to have drawn investors to the company’s shares. Additionally, industry discussions over efforts to export natural gas were encouraging as gas prices remained depressed due to ample supply. El Paso Corp. was spun-off from El Paso Pipeline Partners and was acquired by Kinder Morgan Energy Partners in May. After the acquisition, the El Paso Corp. stock ceased to exist. The fund

3

MFS Utilities Portfolio

Management Review – continued

continued to hold shares of El Paso Pipeline Partners at the end of the year. Shares of El Paso Corp. performed well as investors appeared to view the acquisition as a positive event for the stock while shares of El Paso Pipeline Partners did not perform as well in comparison.

Elsewhere, the fund’s holding of strong-performing wireless company SBA Communications also supported relative results.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	14.15%	3.18%	15.27%
Service Class	8/24/01	13.92%	2.93%	14.99%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%
Standard & Poor’s 500 Utilities Index (f)		1.29%	0.36%	10.43%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.84%	$1,000.00	$1,085.64	$4.40
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
Service Class	Actual	1.09%	$1,000.00	$1,084.75	$5.71
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 93.1%
Broadcasting – 0.1%
News Corp., “A”	6,150	$157,070

Cable TV – 12.9%
Astro Malaysia Holdings Bhd.	1,622,600	$1,591,824
Charter Communications, Inc., “A” (a)	12,600	960,623
Comcast Corp., “Special A”	307,790	11,065,050
Kabel Deutschland Holding AG	30,509	2,281,411
Liberty Global, Inc., “A” (a)	33,950	2,138,510
Time Warner Cable, Inc.	68,369	6,644,782
Virgin Media, Inc.	263,970	9,700,898
Ziggo N.V.	115,790	3,742,211

		$38,125,309

Energy – Independent – 4.3%
Cabot Oil & Gas Corp.	28,910	$1,437,983
Energen Corp.	37,720	1,700,795
EQT Corp.	73,550	4,337,979
Noble Energy, Inc.	14,570	1,482,352
QEP Resources, Inc.	92,490	2,799,672
WPX Energy, Inc. (a)	66,404	988,092

		$12,746,873

Natural Gas – Distribution – 6.9%
AGL Energy Ltd.	39,970	$641,867
AGL Resources, Inc.	11,610	464,052
Atmos Energy Corp.	9,370	329,074
China Resources Gas Group Ltd.	62,000	128,235
Gas Natural SDG S.A.	8,630	157,807
GDF SUEZ	161,637	3,322,971
NiSource, Inc.	157,290	3,914,948
ONEOK, Inc.	58,610	2,505,578
Sempra Energy	51,360	3,643,478
Spectra Energy Corp.	186,110	5,095,692

		$20,203,702

Natural Gas – Pipeline – 9.3%
APA Group	60,748	$350,655
Cheniere Energy, Inc. (a)	23,410	439,640
El Paso Pipeline Partners LP	12,970	479,501
Enagas S.A.	194,040	4,152,275
Enbridge, Inc.	32,580	1,409,060
Kinder Morgan, Inc.	280,556	9,912,043
TransCanada Corp.	12,640	597,500
Williams Cos., Inc.	198,077	6,485,041
Williams Partners LP	75,960	3,696,214

		$27,521,929

Telecommunications – Wireless – 5.7%
American Tower Corp., REIT	31,270	$2,416,233
Cellcom Israel Ltd.	97,202	804,833
Mobile TeleSystems OJSC, ADR	171,600	3,200,340
SBA Communications Corp. (a)	29,720	2,110,714
Telefonica Deutschland Holding AG (a)	98,930	753,985
TIM Participacoes S.A., ADR	165,427	3,278,763

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – continued
Turkcell Iletisim Hizmetleri A.S. (a)	215,930	$1,398,016
Vodafone Group PLC	1,114,027	2,801,629

		$16,764,513

Telephone Services – 8.3%
Bezeq – The Israel Telecommunication Corp. Ltd.	1,987,250	$2,294,916
BT Group PLC	228,280	860,500
CenturyLink, Inc.	54,795	2,143,580
China Unicom (Hong Kong) Ltd.	268,000	434,566
Empresa Nacional de Telecomunicaciones S.A.	60,074	1,242,249
Frontier Communications Corp. (l)	245,760	1,051,853
Portugal Telecom, SGPS, S.A.	129,475	647,668
PT XL Axiata Tbk	2,323,000	1,379,403
TDC A.S.	485,041	3,435,954
Telecom Italia S.p.A.	4,828,124	3,820,507
Telefonica Brasil S.A., ADR	97,916	2,355,859
Verizon Communications, Inc.	73,930	3,198,951
Windstream Corp. (l)	195,880	1,621,886

		$24,487,892

Utilities – Electric Power – 44.1%
AES Corp.	482,230	$5,159,861
AES Gener S.A.	163,330	105,415
Alliant Energy Corp.	3,300	144,903
American Electric Power Co., Inc.	101,920	4,349,946
Calpine Corp. (a)	383,640	6,955,393
CenterPoint Energy, Inc.	153,380	2,952,565
CEZ A.S.	58,749	2,101,678
Cheung Kong Infrastructure Holdings Ltd.	7,000	43,001
China Hydroelectric Corp., ADR (a)	27,100	46,612
China Longyuan Power Group	1,194,000	838,753
Cleco Corp.	3,600	144,036
CLP Holdings Ltd.	187,000	1,570,290
CMS Energy Corp.	410,400	10,005,552
Companhia Energetica de Minas Gerais, IPS	242,025	2,628,591
Companhia Paranaense de Energia, ADR	57,620	884,467
Companhia Paranaense de Energia, IPS	93,400	1,438,894
Dominion Resources, Inc.	11,860	614,348
DTE Energy Co.	12,090	726,005
Duke Energy Corp.	68,850	4,392,630
E.On Russia JSC	5,010,603	428,868
Edison International	178,140	8,050,147
EDP Renovaveis S.A. (a)	958,998	5,113,988
Enel OGK-5 OAO (a)	1,396,548	74,051
Energias de Portugal S.A.	2,691,616	8,090,693
Energias do Brasil S.A.	381,800	2,347,030
Exelon Corp.	111,040	3,302,330
FirstEnergy Corp.	110,630	4,619,909
Great Plains Energy, Inc.	88,310	1,793,576
Iberdrola S.A.	443,341	2,472,240
ITC Holdings Corp.	43,120	3,316,359

7

MFS Utilities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Light S.A.	155,350	$1,705,029
National Grid PLC	103,329	1,183,575
NextEra Energy, Inc.	59,810	4,138,254
Northeast Utilities	75,420	2,947,414
NRG Energy, Inc.	301,375	6,928,614
NV Energy, Inc.	79,100	1,434,874
OGE Energy Corp.	88,700	4,994,697
PG&E Corp.	53,150	2,135,567
Portland General Electric Co.	26,460	723,946
PPL Corp.	133,520	3,822,678
Public Service Enterprise Group, Inc.	187,400	5,734,440
Red Electrica de Espana	67,936	3,356,553
RWE AG	29,660	1,224,446
SSE PLC	115,627	2,672,265
Terna Participacoes S.A., IEU	72,090	767,552
Tractebel Energia S.A.	43,700	711,792
Xcel Energy, Inc.	38,420	1,026,198

		$130,220,025

Utilities – Water – 1.5%
Aguas Andinas S.A.	1,607,215	$1,146,764
Companhia de Saneamento Basico do Estado de Sao Paulo	31,500	1,321,683
Companhia de Saneamento de MinasGerais – Copasa MG	58,300	1,253,746
SUEZ Environnement	61,380	740,104

		$4,462,297

Total Common Stocks (Identified Cost, $268,879,800)		$274,689,610

BONDS – 1.2%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 6.022%, 2023 (i)(z)	$164,997	$18,562

Energy – Independent – 0.6%
EP Energy LLC, 9.375%, 2020	$1,675,000	$1,888,563

Utilities – Electric Power – 0.6%
GenOn Energy, Inc., 9.875%, 2020	$1,010,000	$1,166,550
Viridian Group FundCo II, Ltd., 11.125%, 2017 (z)	480,000	499,200

		$1,665,750

Total Bonds (Identified Cost, $3,179,218)		$3,572,875

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 3.8%
Utilities – Electric Power – 3.8%
NextEra Energy, Inc., 8.375%	41,040	$2,054,462
NextEra Energy, Inc., 7%	54,670	2,897,510
PPL Corp., 9.5%	59,860	3,131,277
PPL Corp., 8.75%	59,790	3,212,517

Total Convertible Preferred Stocks (Identified Cost, $11,161,880)		$11,295,766

CONVERTIBLE BONDS – 1.5%
Cable TV – 0.7%
Virgin Media, Inc., 6.5%, 2016	$1,085,000	$2,233,066

Telecommunications – Wireless – 0.8%
SBA Communications Corp., 4%, 2014	$951,000	$2,248,521

Total Convertible Bonds (Identified Cost, $2,457,471)		$4,481,587

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	1,415,228	$1,415,228

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	1,269,981	$1,269,981

Total Investments (Identified Cost, $288,363,578)		$296,725,047

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(1,649,545)

Net Assets – 100.0%		$295,075,502

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Utilities Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 6.014%, 2023	1/18/02	$7,183	$18,562
Viridian Group FundCo II, Ltd., 11.125%, 2017	3/01/12	466,250	499,200
Total Restricted Securities			$517,762
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Credit Suisse Group	1,095,325	1/11/13	$1,424,286	$1,445,874	$21,588
BUY	EUR	Deutsche Bank AG	776,574	1/11/13	1,012,846	1,025,109	12,263
BUY	EUR	JPMorgan Chase Bank N.A.	191,635	1/11/13	245,506	252,966	7,460
BUY	EUR	Merrill Lynch International Bank	237,675	1/11/13	308,951	313,741	4,790
BUY	EUR	UBS AG	1,407,086	1/11/13	1,826,841	1,857,411	30,570
SELL	EUR	Credit Suisse Group	177,488	1/11/13	234,877	234,291	586
SELL	EUR	Deutsche Bank AG	40,593	1/11/13	53,760	53,584	176
SELL	EUR	JPMorgan Chase Bank N.A.	8,140	1/11/13	10,745	10,745	—
SELL	EUR	UBS AG	40,349	1/11/13	53,392	53,263	129
BUY	GBP	Barclays Bank PLC	426,411	1/11/13	685,428	692,668	7,240
BUY	GBP	Credit Suisse Group	504,155	1/11/13	803,995	818,957	14,962
BUY	GBP	Deutsche Bank AG	509,427	1/11/13	816,472	827,520	11,048
BUY	GBP	Goldman Sachs International	104,633	1/11/13	168,756	169,967	1,211
BUY	GBP	JPMorgan Chase Bank N.A.	111,509	1/11/13	179,550	181,137	1,587
BUY	GBP	UBS AG	143,062	1/11/13	229,962	232,391	2,429

							$116,039

9

MFS Utilities Portfolio

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	EUR	UBS AG	592,337	1/11/13	$784,255	$781,909	$(2,346)
SELL	EUR	Credit Suisse Group	160,642	1/11/13	208,991	212,055	(3,064)
SELL	EUR	Deutsche Bank AG	2,573,451	1/11/13	3,316,545	3,397,059	(80,514)
SELL	EUR	JPMorgan Chase Bank N.A.	6,244,425	1/11/13	8,047,290	8,242,896	(195,606)
SELL	EUR	UBS AG	12,863,097	1/11/13-3/18/13	16,831,102	16,989,669	(158,567)
BUY	GBP	UBS AG	114,797	1/11/13	186,720	186,477	(243)
SELL	GBP	Barclays Bank PLC	4,855,794	1/11/13	7,763,794	7,887,824	(124,030)
SELL	GBP	Credit Suisse Group	116,863	1/11/13	185,851	189,834	(3,983)
SELL	GBP	Deutsche Bank AG	4,747,408	1/11/13	7,588,305	7,711,761	(123,456)

							$(691,809)

See Notes to Financial Statements

10

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $286,948,350)	$295,309,819
Underlying affiliated funds, at cost and value	1,415,228
Total investments, at value, including $1,235,856 of securities on loan (identified cost, $288,363,578)	$296,725,047
Receivables for
Forward foreign currency exchange contracts	116,039
Investments sold	1,243,468
Fund shares sold	1,172
Interest and dividends	1,147,689
Other assets	3,567
Total assets		$299,236,982
Liabilities
Payables for
Forward foreign currency exchange contracts	$691,809
Investments purchased	1,549,247
Fund shares reacquired	388,362
Collateral for securities loaned, at value	1,269,981
Payable to affiliates
Investment adviser	24,594
Distribution and/or service fees	3,223
Payable for independent Trustees’ compensation	57
Accrued expenses and other liabilities	234,207
Total liabilities		4,161,480
Net assets		$295,075,502
Net assets consist of
Paid-in capital	$257,029,916
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $86,154 deferred country tax)	7,703,253
Accumulated net realized gain (loss) on investments and foreign currency	21,314,206
Undistributed net investment income	9,028,127
Net assets		$295,075,502
Shares of beneficial interest outstanding		12,181,953

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$176,525,208	7,255,589	$24.33
Service Class	118,550,294	4,926,364	24.06

See Notes to Financial Statements

11

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$12,476,743
Interest	478,057
Dividends from underlying affiliated funds	7,795
Foreign taxes withheld	(744,034)
Total investment income		$12,218,561
Expenses
Management fee	$2,276,982
Distribution and/or service fees	314,904
Administrative services fee	53,803
Independent Trustees’ compensation	12,469
Custodian fee	120,794
Shareholder communications	19,302
Audit and tax fees	53,853
Legal fees	5,148
Miscellaneous	29,369
Total expenses		$2,886,624
Fees paid indirectly	(64)
Reduction of expenses by investment adviser	(1,093)
Net expenses		$2,885,467
Net investment income		$9,333,094
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $77,306 country tax)	$28,797,539
Foreign currency	587,183
Net realized gain (loss) on investments and foreign currency		$29,384,722
Change in unrealized appreciation (depreciation)
Investments (net of $86,154 increase in deferred country tax)	$2,700,778
Translation of assets and liabilities in foreign currencies	(1,660,580)
Net unrealized gain (loss) on investments and foreign currency translation		$1,040,198
Net realized and unrealized gain (loss) on investments and foreign currency		$30,424,920
Change in net assets from operations		$39,758,014

See Notes to Financial Statements

12

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$9,333,094	$11,390,882
Net realized gain (loss) on investments and foreign currency	29,384,722	25,795,718
Net unrealized gain (loss) on investments and foreign currency translation	1,040,198	(15,892,238)
Change in net assets from operations	$39,758,014	$21,294,362
Distributions declared to shareholders
From net investment income	$(13,720,002)	$(10,670,058)
Change in net assets from fund share transactions	$(39,940,105)	$(18,328,446)
Total change in net assets	$(13,902,093)	$(7,704,142)
Net assets
At beginning of period	308,977,595	316,681,737
At end of period (including undistributed net investment income of $9,028,127 and $12,677,806, respectively)	$295,075,502	$308,977,595

See Notes to Financial Statements

13

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.34	$21.64	$19.61	$15.56	$29.51
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.83	$0.67	$0.69	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	2.36	0.67	1.98	4.21	(9.78)
Total from investment operations	$3.10	$1.50	$2.65	$4.90	$(9.16)
Less distributions declared to shareholders
From net investment income	$(1.11)	$(0.80)	$(0.62)	$(0.85)	$(0.47)
From net realized gain on investments	—	—	—	—	(4.32)
Total distributions declared to shareholders	$(1.11)	$(0.80)	$(0.62)	$(0.85)	$(4.79)
Net asset value, end of period (x)	$24.33	$22.34	$21.64	$19.61	$15.56
Total return (%) (k)(r)(s)(x)	14.11	7.12	13.90	33.63	(37.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	0.88	0.88	0.86
Expenses after expense reductions (f)	0.84	N/A	N/A	N/A	N/A
Net investment income	3.17	3.69	3.43	4.14	2.73
Portfolio turnover	48	52	55	70	63
Net assets at end of period (000 omitted)	$176,525	$178,973	$191,566	$199,634	$178,805

See Notes to Financial Statements

14

MFS Utilities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.10	$21.42	$19.43	$15.41	$29.28
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.77	$0.62	$0.63	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	2.34	0.66	1.96	4.18	(9.71)
Total from investment operations	$3.01	$1.43	$2.58	$4.81	$(9.14)
Less distributions declared to shareholders
From net investment income	$(1.05)	$(0.75)	$(0.59)	$(0.79)	$(0.41)
From net realized gain on investments	—	—	—	—	(4.32)
Total distributions declared to shareholders	$(1.05)	$(0.75)	$(0.59)	$(0.79)	$(4.73)
Net asset value, end of period (x)	$24.06	$22.10	$21.42	$19.43	$15.41
Total return (%) (k)(r)(s)(x)	13.83	6.84	13.60	33.27	(37.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	1.13	1.13	1.12
Expenses after expense reductions (f)	1.09	N/A	N/A	N/A	N/A
Net investment income	2.92	3.43	3.20	3.81	2.57
Portfolio turnover	48	52	55	70	63
Net assets at end of period (000 omitted)	$118,550	$130,005	$125,116	$115,435	$83,248

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have been lower by approximately 1.01%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Utilities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

16

MFS Utilities Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$194,632,293	$—	$—	$194,632,293
Brazil	7,998,433	10,694,973	—	18,693,406
Portugal	—	13,852,350	—	13,852,350
Spain	—	10,138,875	—	10,138,875
United Kingdom	—	7,517,969	—	7,517,969
Germany	753,985	3,505,858	—	4,259,843
France	3,322,971	740,104	—	4,063,075
Italy	—	3,820,507	—	3,820,507
Netherlands	—	3,742,211	—	3,742,211
Other Countries	15,828,065	9,436,782	—	25,264,847
Corporate Bonds	—	7,536,700	—	7,536,700
Commercial Mortgage-Backed Securities	—	18,562	—	18,562
Foreign Bonds	—	499,200	—	499,200
Mutual Funds	2,685,209	—	—	2,685,209
Total Investments	$225,220,956	$71,504,091	$—	$296,725,047

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(575,770)	$—	$(575,770)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $31,414,805 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $3,322,971 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

17

MFS Utilities Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$116,039	$(691,809)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange	$694,177

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(1,672,734)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

18

MFS Utilities Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

19

MFS Utilities Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$13,720,002	$10,670,058

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$288,815,179
Gross appreciation	32,889,756
Gross depreciation	(24,979,888)
Net unrealized appreciation (depreciation)	$7,909,868
Undistributed ordinary income	8,453,195
Undistributed long-term capital gain	21,843,113
Other temporary differences	(160,590)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$8,178,600	$6,480,865
Service Class	5,541,402	4,189,193
Total	$13,720,002	$10,670,058

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

20

MFS Utilities Portfolio

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,483 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,093, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $142,564,783 and $173,842,201 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	133,109	$3,107,251	195,064	$4,398,559
Service Class	318,047	7,418,784	1,112,704	24,780,307
	451,156	$10,526,035	1,307,768	$29,178,866
Shares issued to shareholders in reinvestment of distributions
Initial Class	351,919	$8,178,600	303,981	$6,480,865
Service Class	240,826	5,541,402	198,352	4,189,193
	592,745	$13,720,002	502,333	$10,670,058
Shares reacquired
Initial Class	(1,241,888)	$(29,070,845)	(1,339,096)	$(30,204,101)
Service Class	(1,513,922)	(35,115,297)	(1,269,723)	(27,973,269)
	(2,755,810)	$(64,186,142)	(2,608,819)	$(58,177,370)
Net change
Initial Class	(756,860)	$(17,784,994)	(840,051)	$(19,324,677)
Service Class	(955,049)	(22,155,111)	41,333	996,231
	(1,711,909)	$(39,940,105)	(798,718)	$(18,328,446)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,962 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

21

MFS Utilities Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,151,225	76,597,017	(81,333,014)	1,415,228

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,795	$1,415,228

22

MFS Utilities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

23

MFS Utilities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

24

MFS Utilities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

25

MFS Utilities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

26

MFS Utilities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 39.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.3%
Danaher Corp.	4.0%
Apple, Inc.	3.6%
United Technologies Corp.	3.6%
Oracle Corp.	3.5%
Colgate-Palmolive Co.	3.3%
Accenture PLC, “A”	3.3%
Visa, Inc., “A”	3.1%
Procter & Gamble Co.	2.7%
Franklin Resources, Inc.	2.6%

Equity sectors
Technology	21.7%
Industrial Goods & Services	15.5%
Consumer Staples	13.0%
Health Care	11.5%
Financial Services	8.3%
Leisure	6.3%
Retailing	6.0%
Special Products & Services	5.1%
Energy	3.9%
Transportation	3.1%
Basic Materials	2.7%
Autos & Housing	2.2%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

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MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 17.25%, while Service Class shares of the fund provided a total return of 16.85%. These compare with a return of 15.26% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

The combination of stock selection and an overweight position in the financial services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. The fund’s overweight positions in shares of global payments technology company Visa Inc. and investment management firm Franklin Resources bolstered relative performance. Shares of Visa appreciated throughout the reporting period primarily due to increased dividends, a new share buyback program, and management’s increased earnings guidance.

Security selection and underweight position in the technology sector also benefited relative performance. The fund’s avoidance of poor-performing semiconductor company Intel helped results as the stock underperformed the benchmark during the reporting period. Shares of Intel depreciated as the company reported weak revenue due to competing iPads, soft demand for personal computers, and concerns over the macroeconomic environment. A significant reduction in its gross margin guidance late in the period, as a result of too much inventory and under-utilization charges, pressured earnings estimates and weighed on its share price. The fund’s overweight position in shares of strong-performing enterprise software products maker Oracle also supported positive performance.

Stock selection, and to a lesser extent, an overweight position in the industrial goods & services sector also strengthened relative returns. The fund’s holdings of electronics component manufacturer Amphenol contributed to relative performance. The stock appreciated due to increased demand, particularly in the automotive, industrial, commercial aerospace, and telecommunications markets. Increased inventories and the successful completion of the company’s acquisition of Holland Electronic further supported the stock.

Elsewhere, the fund’s position in shares of life science supply company Thermo Fisher Scientific (b) aided relative results. The timing of the fund’s ownership in shares of integrated oil and gas company Exxon Mobil (h) and fast-food company giant McDonald’s also supported relative performance. Additionally, holdings of stand-out performing Spanish fashion distributor Industria de Diseno Textil S.A. (b) and French luxury goods company LVMH Moët Hennessy Louis Vuitton (b) contributed to relative performance.

Detractors from Performance

Security selection in the health care sector detracted from relative returns during the reporting period. Not holding shares of strong-performing biotech firm Gilead Sciences held back relative performance. The stock spiked late in the reporting period as the firm announced the phase III testing of its GS-7977 drug which was created to cure the hepatitis C virus. The test, which involved 25 patients, showed a 100% cure rate after four weeks of administering the drug to patients.

Stocks in other sectors that held back relative performance included the fund’s holdings of semiconductor company Microchip Technology, index data provider MSCI, oil and gas exploration and production company Occidental Petroleum, security software provider Check Point Software Technologies (b), discount department store Kohl’s, and household products maker Procter & Gamble. Shares of Kohl’s declined as sales suffered late in the reporting period as a result of superstorm Sandy which negatively affected the

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MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

company’s stores located in the Northeast. In addition, sales were also negatively impacted by Black Friday weakness caused by the fact that Kohl’s did not open on Thanksgiving while several other retailers did. Not holding shares of strong-performing internet retailer Amazon.Com and home improvement retailer Home Depot also held back relative performance. The fund’s underweight position in computer and personal electronics maker Apple was another top relative detractor as the stock outperformed the benchmark during the reporting period.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	17.25%	3.31%	7.15%
Service Class	8/24/01	16.85%	3.03%	6.86%

Comparative benchmark
Russell 1000 Growth Index (f)		15.26%	3.12%	7.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.80%	$1,000.00	$1,084.40	$4.19
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
Service Class	Actual	1.05%	$1,000.00	$1,082.83	$5.50
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 5.1%
Precision Castparts Corp.	44,160	$8,364,781
United Technologies Corp.	237,800	19,501,978

		$27,866,759

Alcoholic Beverages – 1.0%
Diageo PLC	177,030	$5,153,790

Apparel Manufacturers – 3.2%
LVMH Moet Hennessy Louis Vuitton S.A.	54,448	$10,146,231
NIKE, Inc., “B”	137,240	7,081,584

		$17,227,815

Automotive – 2.2%
Johnson Controls, Inc.	397,720	$12,210,004

Broadcasting – 3.8%
Discovery Communications, Inc., “A” (a)	71,200	$4,519,776
Omnicom Group, Inc.	61,050	3,050,058
Viacom, Inc., “B”	121,440	6,404,746
Walt Disney Co.	128,610	6,403,492

		$20,378,072

Brokerage & Asset Managers – 3.9%
Charles Schwab Corp.	313,730	$4,505,163
CME Group, Inc.	51,570	2,615,115
Franklin Resources, Inc.	110,410	13,878,537

		$20,998,815

Business Services – 5.1%
Accenture PLC, “A”	266,010	$17,689,665
MSCI, Inc., “A” (a)	155,590	4,821,734
Verisk Analytics, Inc., “A” (a)	98,030	4,999,530

		$27,510,929

Cable TV – 0.7%
DIRECTV, “A” (a)	75,410	$3,782,566

Chemicals – 0.6%
Monsanto Co.	34,730	$3,287,195

Computer Software – 5.8%
Autodesk, Inc. (a)	151,550	$5,357,293
Check Point Software Technologies Ltd. (a)	145,560	6,934,478
Oracle Corp.	576,530	19,209,980

		$31,501,751

Computer Software – Systems – 6.4%
Apple, Inc.	36,630	$19,524,889
EMC Corp. (a)	286,100	7,238,330
International Business Machines Corp.	42,420	8,125,551

		$34,888,770

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.7%
Church & Dwight Co., Inc.	66,270	$3,550,084
Colgate-Palmolive Co.	171,480	17,926,519
Procter & Gamble Co.	215,861	14,654,803

		$36,131,406

Electrical Equipment – 10.4%
Amphenol Corp., “A”	101,370	$6,558,639
Danaher Corp.	384,550	21,496,345
Mettler-Toledo International, Inc. (a)	43,870	8,480,071
Sensata Technologies Holding B.V. (a)	363,220	11,797,386
W.W. Grainger, Inc.	38,140	7,718,392

		$56,050,833

Electronics – 4.2%
ASML Holding N.V. (l)	39,799	$2,563,454
Microchip Technology, Inc.	385,170	12,552,690
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	452,269	7,760,936

		$22,877,080

Energy – Independent – 1.2%
Occidental Petroleum Corp.	88,750	$6,799,138

Food & Beverages – 5.3%
Groupe Danone	188,606	$12,461,128
Mead Johnson Nutrition Co., “A”	119,370	7,865,289
PepsiCo, Inc.	125,220	8,568,805

		$28,895,222

Food & Drug Stores – 0.7%
CVS Caremark Corp.	76,836	$3,715,021

General Merchandise – 1.3%
Kohl’s Corp.	69,410	$2,983,242
Target Corp.	67,790	4,011,134

		$6,994,376

Internet – 5.3%
eBay, Inc. (a)	98,910	$5,046,388
Google, Inc., “A” (a)	33,110	23,487,241

		$28,533,629

Medical & Health Technology & Services – 1.8%
Express Scripts Holding Co. (a)	133,567	$7,212,618
Patterson Cos., Inc.	78,382	2,683,016

		$9,895,634

Medical Equipment – 7.2%
Becton, Dickinson & Co.	44,420	$3,473,200
DENTSPLY International, Inc.	302,920	11,998,661
St. Jude Medical, Inc.	81,930	2,960,950
Thermo Fisher Scientific, Inc.	208,800	13,317,264
Waters Corp. (a)	80,250	6,991,380

		$38,741,455

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MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.6%
Rio Tinto Ltd.	58,140	$3,387,961

Oil Services – 2.7%
National Oilwell Varco, Inc.	34,630	$2,366,961
Schlumberger Ltd.	177,150	12,274,724

		$14,641,685

Other Banks & Diversified Financials – 4.4%
MasterCard, Inc., “A”	13,870	$6,814,054
Visa, Inc., “A”	112,030	16,981,507

		$23,795,561

Pharmaceuticals – 2.5%
Allergan, Inc.	43,920	$4,028,782
Johnson & Johnson	133,120	9,331,712

		$13,360,494

Railroad & Shipping – 0.8%
Kuehne & Nagel, Inc. AG	35,790	$4,355,671

Restaurants – 1.8%
McDonald’s Corp.	111,800	$9,861,878

Specialty Chemicals – 1.5%
Praxair, Inc.	73,130	$8,004,079

Specialty Stores – 0.8%
Industria de Diseno Textil S.A.	29,325	$4,108,370

Trucking – 2.3%
Expeditors International of Washington, Inc.	312,020	$12,340,391

Total Common Stocks (Identified Cost, $449,238,134)		$537,296,350

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	4,898,676	$4,898,676

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	1,873,919	$1,873,919

Total Investments (Identified Cost, $456,010,729)		$544,068,945

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(2,856,116)

Net Assets – 100.0%		$541,212,829

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $451,112,053)	$539,170,269
Underlying affiliated funds, at cost and value	4,898,676
Total investments, at value, including $1,870,723 of securities on loan (identified cost, $456,010,729)	$544,068,945
Cash	67,431
Receivable for interest and dividends	313,844
Other assets	5,794
Total assets		$544,456,014
Liabilities
Payable for fund shares reacquired	$1,255,142
Collateral for securities loaned, at value	1,873,919
Payable to affiliates
Investment adviser	44,993
Distribution and/or service fees	1,374
Payable for independent Trustees’ compensation	71
Accrued expenses and other liabilities	67,686
Total liabilities		$3,243,185
Net assets		$541,212,829
Net assets consist of
Paid-in capital	$488,384,793
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	88,071,212
Accumulated net realized gain (loss) on investments and foreign currency	(39,191,521)
Undistributed net investment income	3,948,345
Net assets		$541,212,829
Shares of beneficial interest outstanding		40,518,720

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$490,629,657	36,708,144	$13.37
Service Class	50,583,172	3,810,576	13.27

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$8,656,981
Interest	28,676
Dividends from underlying affiliated funds	6,872
Foreign taxes withheld	(165,960)
Total investment income		$8,526,569
Expenses
Management fee	$4,157,011
Distribution and/or service fees	134,062
Administrative services fee	89,517
Independent Trustees’ compensation	20,885
Custodian fee	57,772
Shareholder communications	31,118
Audit and tax fees	50,379
Legal fees	9,234
Miscellaneous	28,155
Total expenses		$4,578,133
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(1,987)
Net expenses		$4,576,142
Net investment income		$3,950,427
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$45,112,107
Foreign currency	3,628
Net realized gain (loss) on investments and foreign currency		$45,115,735
Change in unrealized appreciation (depreciation)
Investments	$39,033,540
Translation of assets and liabilities in foreign currencies	(513)
Net unrealized gain (loss) on investments and foreign currency translation		$39,033,027
Net realized and unrealized gain (loss) on investments and foreign currency		$84,148,762
Change in net assets from operations		$88,099,189

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$3,950,427	$2,100,396
Net realized gain (loss) on investments and foreign currency	45,115,735	29,337,064
Net unrealized gain (loss) on investments and foreign currency translation	39,033,027	(28,669,481)
Change in net assets from operations	$88,099,189	$2,767,979
Distributions declared to shareholders
From net investment income	$(2,110,200)	$(2,503,255)
Change in net assets from fund share transactions	$(83,879,993)	$39,199,459
Total change in net assets	$2,108,996	$39,464,183
Net assets
At beginning of period	539,103,833	499,639,650
At end of period (including undistributed net investment income of $3,948,345 and $2,104,490, respectively)	$541,212,829	$539,103,833

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.45	$11.43	$10.13	$7.30	$11.69
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.06	$0.06	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	0.03	1.27	2.85	(4.39)
Total from investment operations	$1.97	$0.09	$1.33	$2.90	$(4.33)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.03)	$(0.07)	$(0.06)
Net asset value, end of period (x)	$13.37	$11.45	$11.43	$10.13	$7.30
Total return (%) (k)(r)(s)(x)	17.25	0.80	13.15	40.14	(37.22)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.83	0.86	0.87	0.86
Expenses after expense reductions (f)	0.80	0.82	0.82	0.82	0.83
Net investment income	0.74	0.47	0.55	0.62	0.62
Portfolio turnover	30	24	45	53	42
Net assets at end of period (000 omitted)	$490,630	$485,484	$429,925	$448,333	$145,858

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.37	$11.34	$10.06	$7.24	$11.59
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.03	$0.03	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	0.03	1.26	2.82	(4.36)
Total from investment operations	$1.92	$0.06	$1.29	$2.86	$(4.32)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.01)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$13.27	$11.37	$11.34	$10.06	$7.24
Total return (%) (k)(r)(s)(x)	16.85	0.57	12.83	39.78	(37.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.11	1.12	1.11
Expenses after expense reductions (f)	1.05	1.07	1.07	1.07	1.08
Net investment income	0.48	0.22	0.30	0.43	0.37
Portfolio turnover	30	24	45	53	42
Net assets at end of period (000 omitted)	$50,583	$53,620	$69,714	$80,269	$59,579

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$480,424,331	$—	$—	$480,424,331
France	—	22,607,359	—	22,607,359
United Kingdom	—	8,541,751	—	8,541,751
Taiwan	7,760,936	—	—	7,760,936
Israel	6,934,478	—	—	6,934,478
Switzerland	—	4,355,671	—	4,355,671
Spain	—	4,108,370	—	4,108,370
Netherlands	2,563,454	—	—	2,563,454
Mutual Funds	6,772,595	—	—	6,772,595
Total Investments	$504,455,794	$39,613,151	$—	$544,068,945

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $17,614,919 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,110,200	$2,503,255

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$456,270,280
Gross appreciation	97,806,781
Gross depreciation	(10,008,116)
Net unrealized appreciation (depreciation)	$87,798,665
Undistributed ordinary income	3,948,345
Capital loss carryforwards	(38,931,970)
Other temporary differences	12,996

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(12,959,471)
12/31/16	(19,823,665)
12/31/17	(6,148,834)
Total	$(38,931,970)

The availability of $32,783,136 of the capital loss carryforwards, which were acquired on December 4, 2009 in connection with the MFS Capital Appreciation Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$2,044,442	$2,330,869
Service Class	65,758	172,386
Total	$2,110,200	$2,503,255

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,517 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,987, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $165,709,409 and $244,792,282, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	95,060	$1,196,872	276,271	$3,177,926
Service Class	76,428	972,175	98,650	1,129,009
	171,488	$2,169,047	374,921	$4,306,935
Shares issued in connection with acquisition of Capital Appreciation Variable Account
Initial Class			10,255,347	$119,581,797
Shares issued to shareholders in reinvestment of distributions
Initial Class	158,853	$2,044,442	209,422	$2,330,869
Service Class	5,137	65,758	15,586	172,386
	163,990	$2,110,200	225,008	$2,503,255
Shares reacquired
Initial Class	(5,956,629)	$(75,655,121)	(5,943,995)	$(69,272,697)
Service Class	(988,916)	(12,504,119)	(1,543,209)	(17,919,831)
	(6,945,545)	$(88,159,240)	(7,487,204)	$(87,192,528)
Net change
Initial Class	(5,702,716)	$(72,413,807)	4,797,045	$55,817,895
Service Class	(907,351)	(11,466,186)	(1,428,973)	(16,618,436)
	(6,610,067)	$(83,879,993)	3,368,072	$39,199,459

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $3,633 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,902,318	106,960,388	(104,964,030)	4,898,676

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,872	$4,898,676

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $439,145,630, acquired all of the investment-related assets and liabilities of Capital Appreciation Variable Account. The acquisition was part of a transaction in which the Capital Appreciation Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Capital Appreciation Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 10,255,347 shares of the fund (valued at $119,581,797) for all of the investment-related assets and liabilities of Capital Appreciation Variable Account. Capital Appreciation Variable Account’s investments on that date were valued at approximately $119,481,954 with a cost basis of approximately $100,293,081. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Capital Appreciation Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

18

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2012

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.1%
Roche Holding AG	2.9%
Nestle S.A.	2.8%
Rio Tinto Ltd.	2.6%
Novartis AG	2.2%
BP PLC	2.1%
Heineken N.V.	2.0%
Westpac Banking Corp.	2.0%
Bayer AG	2.0%
Barclays PLC	1.9%

Global equity sectors
Financial Services	24.8%
Capital Goods	24.5%
Energy	11.6%
Consumer Staples	10.0%
Health Care	10.0%
Consumer Cyclicals	7.6%
Technology	7.2%
Telecommunications/Cable television	5.1%

Issuer country weightings (x)
Japan	21.3%
United Kingdom	18.5%
Switzerland	12.9%
France	8.8%
Germany	6.3%
Netherlands	5.7%
Hong Kong	5.2%
Australia	3.5%
Brazil	2.6%
Other Countries	15.2%

Currency exposure weightings (y)
Euro	24.9%
Japanese Yen	21.3%
British Pound Sterling	18.5%
Swiss Franc	12.9%
Hong Kong Dollar	6.8%
Australian Dollar	3.5%
Brazilian Real	2.6%
Swedish Krona	1.8%
United States Dollar	1.5%
Other Currencies	6.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of 16.59%, while Service Class shares of the fund provided a total return of 16.29%. These compare with a return of 17.90% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Stock selection in the financial services sector detracted from performance relative to the MSCI EAFE Index. Holdings of financial services firm Itau Unibanco Holding (b) (Brazil) were among the fund’s top relative detractors for the reporting period. Shares of Itau Unibanco Holding declined after the company reported that it expected a continued increase in its loan loss provisions, attributable to slower-than-expected growth of the Brazilian economy.

Stock selection in the capital goods sector was another negative factor for relative results. Holdings of mining company Iluka Resources (Australia), Japanese parcel delivery services company Yamato Holding, and mining equipment manufacturer Joy Global (b) weighed on relative returns as all three stocks lagged the benchmark during the reporting period. Shares of Iluka Resources declined as a result of lower sales volume and softened demand for high-grade titanium dioxide products and Zircon, a mineral used widely in electronics manufacturing and one of the company’s main commodities.

Stock selection in the telecommunications/cable television sector also dampened relative performance. The fund’s holdings of Hong Kong listed telecommunication services provider China Unicom (Hong Kong) (b) held back relative results. Shares of China Unicom (Hong Kong) underperformed the market after the company reported lower-than-expected profits. Slower growth in mobile average revenue per user in the face of heightened competition in China was cited as the main reason for the lower earnings.

Stocks in other sectors that held back relative returns included oil and gas exploration company INPEX (Japan), pharmaceutical company Santen Pharmaceutical (Japan), printers and computer peripherals maker Canon (Japan), Brazilian medical diagnostics company Diagnosticos da America (b), and television broadcasting services provider Nippon Television Holdings (b) (Japan).

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. Holdings of German healthcare products maker Bayer and German healthcare services provider Rhoen-Klinikum (b)(h) aided relative results as both stocks significantly outpaced the benchmark during the reporting period. Shares of Bayer appeared to have benefited from results that exceeded consensus estimates, driven primarily by positive results in the company’s crop science division which, due to favorable weather, benefited from an early start to the season. Additionally, management announced that its blockbuster Xarelto was approved by the European Union for the treatment of pulmonary embolism and the prevention of deep vein thrombosis.

Stock selection in the technology sector also supported relative results. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

3

MFS Research International Portfolio

Management Review – continued

Individual stocks in other sectors that supported relative performance included the fund’s holdings of Dutch brewer Heineken, financial services firm Barclays (United Kingdom), paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), casino resort operator Sands China (Hong Kong), reinsurance company Swiss Re (Switzerland), Austrian financial services company Erste Group Bank, and Australian financial services firm Westpac Banking. Shares of Heineken appreciated throughout the latter part of the period as the company benefited from volume growth, primarily in Russia and Mexico. Additionally, increased market share in emerging markets, primarily due to their acquisition of APB (Asia Pacific Breweries), further supported the stock. The fund’s avoidance of poor-performing Spanish telecommunications company Telefónica also boosted relative results.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not an index constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	16.59%	(2.85)%	8.97%
Service Class	8/24/01	16.29%	(3.09)%	8.69%

Comparative benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		17.90%	(3.21)%	8.70%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.05%	$1,000.00	$1,128.15	$5.62
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
Service Class	Actual	1.33%	$1,000.00	$1,126.58	$7.11
	Hypothetical (h)	1.33%	$1,000.00	$1,018.45	$6.75

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 100.8%
Alcoholic Beverages – 2.0%
Heineken N.V.	110,258	$7,354,531

Apparel Manufacturers – 2.0%
Li & Fung Ltd.	1,864,000	$3,348,681
LVMH Moet Hennessy Louis Vuitton S.A.	19,937	3,715,204

		$7,063,885

Automotive – 3.6%
DENSO Corp.	135,300	$4,707,754
GKN PLC	578,801	2,159,652
Honda Motor Co. Ltd.	167,800	6,184,842

		$13,052,248

Broadcasting – 1.5%
Nippon Television Holdings, Inc.	162,700	$2,161,571
Publicis Groupe S.A.	56,193	3,366,845

		$5,528,416

Business Services – 2.8%
Amadeus IT Holding S.A.	87,282	$2,190,278
Cognizant Technology Solutions Corp., “A” (a)	25,490	1,887,535
Compass Group PLC	153,326	1,813,350
Mitsubishi Corp.	124,600	2,395,026
Nomura Research, Inc.	90,600	1,874,014

		$10,160,203

Computer Software – 0.7%
Dassault Systems S.A.	20,943	$2,344,470

Computer Software – Systems – 1.1%
Canon, Inc.	98,900	$3,879,072

Conglomerates – 0.9%
Hutchison Whampoa Ltd.	301,000	$3,193,099

Consumer Products – 1.2%
Reckitt Benckiser Group PLC	70,027	$4,386,752

Electrical Equipment – 3.7%
Legrand S.A.	29,499	$1,245,059
Schneider Electric S.A.	77,224	5,759,639
Siemens AG	59,109	6,424,534

		$13,429,232

Electronics – 1.0%
ASML Holding N.V.	13,117	$849,190
Taiwan Semiconductor Manufacturing Co. Ltd.	841,804	2,817,444

		$3,666,634

Energy – Independent – 2.3%
Cairn Energy PLC	156,481	$685,526
Cenovus Energy, Inc.	44,100	1,475,911
CNOOC Ltd.	652,000	1,431,633
INPEX Corp.	529	2,823,195

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Reliance Industries Ltd.	121,137	$1,876,807

		$8,293,072

Energy – Integrated – 6.0%
BG Group PLC	166,176	$2,786,483
BP PLC	1,091,700	7,564,131
Royal Dutch Shell PLC, “A”	317,244	11,209,667

		$21,560,281

Engineering – Construction – 2.0%
JGC Corp.	154,000	$4,797,445
Keppel Corp. Ltd.	241,600	2,195,294

		$6,992,739

Food & Beverages – 5.2%
Groupe Danone	100,622	$6,648,058
M. Dias Branco S.A. Industria e Comercio de Alimentos	53,100	2,036,895
Nestle S.A.	155,124	10,108,118

		$18,793,071

Food & Drug Stores – 0.9%
Lawson, Inc.	32,300	$2,195,540
Wumart Stores, Inc., “H”	462,000	1,003,925

		$3,199,465

Gaming & Lodging – 1.1%
Sands China Ltd.	915,600	$4,101,300

Insurance – 5.0%
AIA Group Ltd.	904,400	$3,604,430
Delta Lloyd N.V.	76,838	1,278,769
Hiscox Ltd.	219,521	1,597,950
ING Groep N.V. (a)	496,702	4,749,808
Sony Financial Holdings, Inc.	96,100	1,728,657
Swiss Re Ltd.	68,580	5,005,259

		$17,964,873

Internet – 0.5%
Yahoo Japan Corp.	5,943	$1,923,565

Machinery & Tools – 3.3%
Glory Ltd.	116,700	$2,703,269
Joy Global, Inc.	57,970	3,697,327
Schindler Holding AG	31,517	4,552,353
Sinotruk Hong Kong Ltd.	1,090,000	838,765

		$11,791,714

Major Banks – 11.4%
Banco Santander S.A.	297,891	$2,401,920
Barclays PLC	1,615,487	6,976,293
BNP Paribas	90,483	5,100,269
BOC Hong Kong Holdings Ltd.	431,500	1,353,738
HSBC Holdings PLC	332,248	3,514,131
Mitsubishi UFJ Financial Group, Inc.	477,400	2,568,956

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Standard Chartered PLC	232,437	$5,891,968
Sumitomo Mitsui Financial Group, Inc.	168,200	6,110,542
Westpac Banking Corp.	267,890	7,323,687

		$41,241,504

Medical & Health Technology & Services – 1.0%
Diagnosticos da America S.A.	228,800	$1,486,867
Miraca Holdings, Inc.	51,900	2,089,732

		$3,576,599

Medical Equipment – 0.6%
Sonova Holding AG	17,917	$1,986,316

Metals & Mining – 3.7%
Iluka Resources Ltd.	387,225	$3,752,500
Rio Tinto Ltd.	160,772	9,368,579

		$13,121,079

Natural Gas – Distribution – 1.5%
China Resources Gas Group Ltd.	180,000	$372,296
GDF SUEZ	105,525	2,169,408
Tokyo Gas Co. Ltd.	635,000	2,903,192

		$5,444,896

Network & Telecom – 1.1%
Ericsson, Inc., “B”	406,427	$4,087,950

Other Banks & Diversified Financials – 7.1%
Aeon Credit Service Co. Ltd.	94,900	$1,916,047
Bank Rakyat Indonesia	1,677,000	1,221,312
DBS Group Holdings Ltd.	258,000	3,158,262
Erste Group Bank AG (a)	157,712	5,042,925
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	90,470	1,463,805
HDFC Bank Ltd., ADR	39,510	1,608,847
ICICI Bank Ltd.	63,754	1,342,901
Itau Unibanco Holding S.A., ADR	69,170	1,138,538
KBC Group N.V.	72,174	2,512,203
PT Bank Mandiri Tbk.	1,404,000	1,187,326
Siam Commercial Bank Co. Ltd.	262,900	1,555,570
UBS AG	209,699	3,297,763

		$25,445,499

Pharmaceuticals – 8.4%
Bayer AG	75,770	$7,195,311
Novartis AG	127,957	8,101,152
Roche Holding AG	51,104	10,411,158
Santen Pharmaceutical Co. Ltd.	122,700	4,694,990

		$30,402,611

Precious Metals & Minerals – 0.4%
Newcrest Mining Ltd.	61,648	$1,439,293

Railroad & Shipping – 1.4%
East Japan Railway Co.	32,700	$2,114,261
Kuehne & Nagel, Inc. AG	24,481	2,979,357

		$5,093,618

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – 1.3%
GSW Immobilien AG	36,719	$1,552,042
Hang Lung Properties Ltd.	766,000	3,071,281

		$4,623,323

Restaurants – 1.4%
Arcos Dorados Holdings, Inc.	204,680	$2,447,973
Whitbread PLC	65,577	2,614,332

		$5,062,305

Specialty Chemicals – 4.4%
Akzo Nobel N.V.	94,548	$6,238,941
Chugoku Marine Paints Ltd.	126,000	751,913
Linde AG	35,280	6,152,460
Nippon Paint Co. Ltd.	138,000	1,186,180
Symrise AG	43,335	1,551,266

		$15,880,760

Specialty Stores – 0.7%
Hennes & Mauritz AB, “B”	73,424	$2,551,435

Telecommunications – Wireless – 3.2%
KDDI Corp.	79,700	$5,629,610
TIM Participacoes S.A., ADR	53,534	1,061,044
Vodafone Group PLC	1,936,162	4,869,188

		$11,559,842

Telephone Services – 1.9%
Bezeq – The Israel Telecommunication Corp. Ltd.	931,440	$1,075,645
BT Group PLC	377,174	1,421,756
China Unicom (Hong Kong) Ltd.	1,310,000	2,124,183
Telecom Italia S.p.A.	746,096	674,413
Telecom Italia S.p.A.	2,096,656	1,659,089

		$6,955,086

Tobacco – 1.6%
Japan Tobacco, Inc.	198,100	$5,579,316

Trucking – 1.1%
Yamato Holdings Co. Ltd.	256,400	$3,898,695

Utilities – Electric Power – 1.1%
CEZ A.S.	43,151	$1,543,677
Energias do Brasil S.A.	398,700	2,450,919

		$3,994,596

Utilities – Water – 0.7%
Companhia de Saneamento Basico do Estado de Sao Paulo	27,500	$1,153,850
SUEZ Environnement	122,847	1,481,258

		$2,635,108

Total Common Stocks (Identified Cost, $353,532,024)		$363,258,453

8

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	1,671	$1,671

Total Investments (Identified Cost, $353,533,695)		$363,260,124

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(2,708,445)

Net Assets – 100.0%		$360,551,679

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $353,532,024)	$363,258,453
Underlying affiliated funds, at cost and value	1,671
Total investments, at value (identified cost, $353,533,695)	$363,260,124
Foreign currency, at value (identified cost, $8,475)	8,490
Receivables for
Investments sold	207,874
Fund shares sold	1,349
Interest and dividends	328,282
Other assets	1,764
Total assets		$363,807,883
Liabilities
Payable to custodian	$1,973,817
Payable for fund shares reacquired	1,107,213
Payable to affiliates
Investment adviser	35,988
Shareholder servicing costs	259
Distribution and/or service fees	2,492
Payable for independent Trustees’ compensation	57
Accrued expenses and other liabilities	136,378
Total liabilities		$3,256,204
Net assets		$360,551,679
Net assets consist of
Paid-in capital	$369,935,460
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $45,814 deferred country tax)	9,680,444
Accumulated net realized gain (loss) on investments and foreign currency	(21,505,585)
Undistributed net investment income	2,441,360
Net assets		$360,551,679
Shares of beneficial interest outstanding		26,555,114

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$269,210,966	19,769,248	$13.62
Service Class	91,340,713	6,785,866	13.46

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$4,809,230
Interest	58,072
Dividends from underlying affiliated funds	2,687
Foreign taxes withheld	(356,507)
Total investment income		$4,513,482
Expenses
Management fee	$1,379,202
Distribution and/or service fees	237,901
Shareholder servicing costs	13,594
Administrative services fee	31,912
Independent Trustees’ compensation	6,202
Custodian fee	105,996
Shareholder communications	13,785
Audit and tax fees	87,477
Legal fees	2,512
Miscellaneous	18,332
Total expenses		$1,896,913
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(490)
Net expenses		$1,896,421
Net investment income		$2,617,061
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $2,859 country tax)	$2,029,862
Foreign currency	(171,044)
Net realized gain (loss) on investments and foreign currency		$1,858,818
Change in unrealized appreciation (depreciation)
Investments (net of $41,696 increase in deferred country tax)	$24,112,562
Translation of assets and liabilities in foreign currencies	4,401
Net unrealized gain (loss) on investments and foreign currency translation		$24,116,963
Net realized and unrealized gain (loss) on investments and foreign currency		$25,975,781
Change in net assets from operations		$28,592,842

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,617,061	$2,720,901
Net realized gain (loss) on investments and foreign currency	1,858,818	5,649,366
Net unrealized gain (loss) on investments and foreign currency translation	24,116,963	(24,558,401)
Change in net assets from operations	$28,592,842	$(16,188,134)
Distributions declared to shareholders
From net investment income	$(2,715,065)	$(2,878,963)
Change in net assets from fund share transactions	$197,571,017	$(17,547,891)
Total change in net assets	$223,448,794	$(36,614,988)
Net assets
At beginning of period	137,102,885	173,717,873
At end of period (including undistributed net investment income of $2,441,360 and $2,703,057, respectively)	$360,551,679	$137,102,885

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.94	$13.69	$12.54	$9.94	$19.92
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.25	$0.20	$0.17	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(1.72)	1.12	2.77	(7.71)
Total from investment operations	$1.96	$(1.47)	$1.32	$2.94	$(7.34)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.17)	$(0.34)	$(0.29)
From net realized gain on investments	—	—	—	—	(2.35)
Total distributions declared to shareholders	$(0.28)	$(0.28)	$(0.17)	$(0.34)	$(2.64)
Net asset value, end of period (x)	$13.62	$11.94	$13.69	$12.54	$9.94
Total return (%) (k)(r)(s)(x)	16.59	(10.88)	10.63	30.94	(42.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.14	1.12	1.18	1.17
Expenses after expense reductions (f)	1.07	1.10	1.10	1.10	1.11
Net investment income	1.44	1.89	1.66	1.62	2.43
Portfolio turnover	46	45	60	75	82
Net assets at end of period (000 omitted)	$269,211	$40,134	$52,239	$93,714	$45,835

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.80	$13.52	$12.39	$9.82	$19.70
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22	$0.16	$0.17	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	(1.70)	1.11	2.70	(7.61)
Total from investment operations	$1.90	$(1.48)	$1.27	$2.87	$(7.29)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.14)	$(0.30)	$(0.24)
From net realized gain on investments	—	—	—	—	(2.35)
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.14)	$(0.30)	$(2.59)
Net asset value, end of period (x)	$13.46	$11.80	$13.52	$12.39	$9.82
Total return (%) (k)(r)(s)(x)	16.29	(11.06)	10.34	30.50	(42.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.39	1.37	1.43	1.42
Expenses after expense reductions (f)	1.34	1.35	1.35	1.35	1.36
Net investment income	1.87	1.64	1.31	1.64	2.17
Portfolio turnover	46	45	60	75	82
Net assets at end of period (000 omitted)	$91,341	$96,969	$121,479	$126,055	$113,966

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

15

MFS Research International Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$15,061,804	$61,755,580	$—	$76,817,384
United Kingdom	—	66,859,759	—	66,859,759
Switzerland	12,094,434	34,347,042	—	46,441,476
France	2,169,408	29,660,802	—	31,830,210
Germany	1,551,266	21,324,346	—	22,875,612
Netherlands	—	20,471,239	—	20,471,239
Hong Kong	—	18,672,530	—	18,672,530
Australia	—	12,515,480	—	12,515,480
Brazil	2,199,582	7,128,531	—	9,328,113
Other Countries	15,680,645	41,766,005	—	57,446,650
Mutual Funds	1,671	—	—	1,671
Total Investments	$48,758,810	$314,501,314	$—	$363,260,124

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $151,325,977 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $10,108,118 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

16

MFS Research International Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,715,065	$2,878,963

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$354,603,349
Gross appreciation	17,242,998
Gross depreciation	(8,586,223)
Net unrealized appreciation (depreciation)	$8,656,775
Undistributed ordinary income	2,461,912
Capital loss carryforwards	(20,435,931)
Other temporary differences	(66,537)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(8,391,479)
12/31/17	(12,044,452)
Total	$(20,435,931)

17

MFS Research International Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$875,101	$962,485
Service Class	1,839,964	1,916,478
Total	$2,715,065	$2,878,963

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $13,575, which equated to 0.0089% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $19.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0208% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

18

MFS Research International Portfolio

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,126 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $490, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $272,061,845 and $71,412,785, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	17,478,710	$230,319,858	190,579	$2,456,622
Service Class	482,180	5,706,383	833,151	10,165,576
	17,960,890	$236,026,241	1,023,730	$12,622,198
Shares issued to shareholders in reinvestment of distributions
Initial Class	69,729	$875,101	74,902	$962,485
Service Class	148,265	1,839,964	150,785	1,916,478
	217,994	$2,715,065	225,687	$2,878,963
Shares reacquired
Initial Class	(1,139,852)	$(14,928,327)	(721,768)	$(9,666,839)
Service Class	(2,060,553)	(26,241,962)	(1,750,964)	(23,382,213)
	(3,200,405)	$(41,170,289)	(2,472,732)	$(33,049,052)
Net change
Initial Class	16,408,587	$216,266,632	(456,287)	$(6,247,732)
Service Class	(1,430,108)	(18,695,615)	(767,028)	(11,300,159)
	14,978,479	$197,571,017	(1,223,315)	$(17,547,891)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 39%, 14%, and 11%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $868 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Research International Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	301,201	156,533,048	(156,832,578)	1,671

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,687	$1,671

20

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

21

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

23

MFS Research International Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,302,915. The fund intends to pass through foreign tax credits of $271,786 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2012

MFS® GLOBAL RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.7%
Exxon Mobil Corp.	2.4%
Target Corp.	1.7%
Royal Dutch Shell PLC, “A”	1.7%
Japan Tobacco, Inc.	1.6%
Groupe Danone	1.5%
Pfizer, Inc.	1.5%
Roche Holding AG	1.4%
Heineken N.V.	1.4%
Danaher Corp.	1.4%

Global equity sectors
Financial Services	21.0%
Capital Goods (s)	19.7%
Energy	13.5%
Technology	13.0%
Health Care	9.5%
Consumer Cyclicals	9.2%
Consumer Staples	8.0%
Telecommunications/Cable Television	5.7%

Issuer country weightings (s)(x)
United States	50.7%
United Kingdom	8.5%
Japan	8.4%
Switzerland	5.8%
France	3.6%
Hong Kong	3.6%
Netherlands	3.6%
Germany	2.8%
China	1.8%
Other Countries	11.2%

Currency exposure weightings (s)(y)
United States Dollar	51.5%
Euro	11.5%
British Pound Sterling	8.5%
Japanese Yen	8.4%
Swiss Franc	5.8%
Hong Kong Dollar	5.5%
Brazilian Real	1.8%
Indian Rupee	1.5%
Singapore Dollar	1.1%
Other Currencies	4.4%

(s)	Includes securities sold short.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of 16.81%, while Service Class shares of the fund provided a total return of 16.57%. These compare with a return of 16.80% over the same period for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Stock selection in the consumer cyclicals sector was a primary detractor from performance relative to the MSCI All Country World Index. The timing of the fund’s ownership in shares of supermarkets and convenient stores operator Tesco (h) (United Kingdom) negatively affected relative results. Shares of Tesco continued to struggle throughout the year due to the weak retail environment in the U.K.

Stock selection in the financial services sector was another factor that held back relative returns. Not holding financial services firm Bank of America hurt relative performance as the bank outperformed the benchmark during the period. Shares of Bank of America traded higher as the firm’s successful cost-cutting efforts and improvements in its risk weighted capital profile appeared to have supported the share price. The fund’s holdings of Brazilian bank Itau Unibanco Holding also dampened relative results as the stock declined during the period.

Elsewhere, the fund’s holdings in weak-performing mining company Iluka Resources (Australia), computer products and services provider Hewlett-Packard, medical diagnostics company Diagnosticos da America (h) (Brazil), mining equipment manufacturer Joy Global, oil and gas exploration company Occidental Petroleum, oil and gas company Royal Dutch Shell (Netherlands), and mobile telecommunications service company TIM Participacoes (Brazil) weighed on relative performance. The stock price of Iluka Resources declined over the period as overstocking in the industry caused commodity prices to decline which appeared to have weighed on the profitability of the company. Shares of Hewlett-Packard fell as the company experienced lower profitability due to its restructuring efforts.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the technology sector benefited relative performance. The fund’s holdings of computer and personal electronics maker Apple supported relative results as the company continued to deliver strong results for its iPhone and iPad products. A favorable outcome from its patent infringement lawsuit with Samsung Electronics also supported the share price.

Stock selection in the health care sector was another positive factor for relative returns. The fund’s holdings of German healthcare products maker Bayer strengthened relative results. Shares of Bayer appreciated throughout much of the period as strong results from its Crop Science division, a favorable currency environment, and positive developments in its late-stage drug pipeline combined to benefit the company. The fund’s holdings of biotech firm Gilead Sciences and analytical instruments company Thermo Fisher Scientific also contributed to relative performance.

3

MFS Global Research Portfolio

Management Review – continued

Stocks in other sectors that helped relative results included Dutch brewer Heineken, financial products and services provider Siam Commercial Bank (Thailand), global payments technology company Visa Inc., specialty chemical company Akzo Nobel (Netherlands), cable and internet provider Virgin Media, and global reinsurer Swiss Re (Switzerland) as all six stocks delivered strong performance during the period. Shares of Heineken benefited from its efforts to reduce input costs and its successful acquisition of Asia Pacific Breweries which increased its exposure to the strong Asian market.

Respectfully,

Michael Cantara	Ben Kottler
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	16.81%	0.66%	7.33%
Service Class	8/24/01	16.57%	0.41%	7.06%

Comparative benchmark
MSCI All Country World Index (f)		16.80%	(0.61)%	8.66%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.94%	$1,000.00	$1,100.40	$4.96
	Hypothetical (h)	0.94%	$1,000.00	$1,020.41	$4.77
Service Class	Actual	1.19%	$1,000.00	$1,099.52	$6.28
	Hypothetical (h)	1.19%	$1,000.00	$1,019.15	$6.04

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include 0.01% of investment - related expenses from short sale dividend and interest expenses.

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Aerospace – 1.9%
Honeywell International, Inc.	14,710	$933,644
Precision Castparts Corp.	4,990	945,206
United Technologies Corp.	7,650	627,377

		$2,506,227

Alcoholic Beverages – 1.4%
Heineken N.V.	27,444	$1,830,595

Apparel Manufacturers – 2.5%
Guess?, Inc.	15,610	$383,069
Li & Fung Ltd.	450,000	808,426
LVMH Moet Hennessy Louis Vuitton S.A.	2,325	433,257
NIKE, Inc., “B”	16,560	854,496
VF Corp.	4,790	723,146

		$3,202,394

Automotive – 2.6%
Delphi Automotive PLC (a)	16,400	$627,300
DENSO Corp.	19,000	661,104
GKN PLC	140,822	525,442
Guangzhou Automobile Group Co. Ltd., “H”	390,000	350,389
Honda Motor Co. Ltd.	22,100	814,571
Kia Motors Corp.	7,690	409,194

		$3,388,000

Biotechnology – 0.5%
Gilead Sciences, Inc. (a)	8,840	$649,298

Broadcasting – 1.8%
News Corp., “A”	27,440	$700,818
Nippon Television Holdings, Inc.	28,440	377,843
Publicis Groupe S.A.	5,928	355,180
Walt Disney Co.	18,530	922,609

		$2,356,450

Brokerage & Asset Managers – 0.9%
BlackRock, Inc.	2,861	$591,397
Franklin Resources, Inc.	4,940	620,958

		$1,212,355

Business Services – 1.3%
Accenture PLC, “A”	13,750	$914,375
Cognizant Technology Solutions Corp., “A” (a)	9,530	705,697

		$1,620,072

Cable TV – 1.5%
Comcast Corp., “Special A”	34,710	$1,247,825
Virgin Media, Inc.	18,170	667,748

		$1,915,573

Chemicals – 0.4%
Celanese Corp.	12,310	$548,164

Computer Software – 3.2%
Autodesk, Inc. (a)	7,370	$260,530

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Check Point Software Technologies Ltd. (a)	12,160	$579,302
Citrix Systems, Inc. (a)	7,300	479,975
Microsoft Corp.	4,000	106,920
Oracle Corp.	45,840	1,527,389
Salesforce.com, Inc. (a)	4,740	796,794
TIBCO Software, Inc. (a)	17,360	382,094

		$4,133,004

Computer Software – Systems – 4.2%
Apple, Inc. (s)	6,530	$3,480,686
EMC Corp. (a)	47,260	1,195,678
Hewlett-Packard Co.	49,880	710,790

		$5,387,154

Conglomerates – 0.4%
Hutchison Whampoa Ltd.	42,000	$445,549

Construction – 1.1%
Anhui Conch Cement Co. Ltd.	125,000	$465,074
Stanley Black & Decker, Inc.	10,590	783,342
Urbi Desarrollos Urbanos S.A. de C.V. (a)	291,250	182,281

		$1,430,697

Electrical Equipment – 2.7%
Danaher Corp. (s)	32,380	$1,810,042
Schneider Electric S.A.	10,020	747,327
Siemens AG	8,105	880,929

		$3,438,298

Electronics – 2.0%
Altera Corp.	20,960	$721,862
ASML Holding N.V. (l)	2,037	131,203
Microchip Technology, Inc.	27,770	905,024
Taiwan Semiconductor Manufacturing Co. Ltd.	263,000	880,238

		$2,638,327

Energy – Independent – 3.8%
Cabot Oil & Gas Corp.	22,620	$1,125,119
Cairn Energy PLC	48,022	210,379
Cenovus Energy, Inc.	11,040	369,480
CNOOC Ltd.	252,000	553,331
EOG Resources, Inc.	7,190	868,480
INPEX Corp.	98	523,012
Occidental Petroleum Corp.	12,920	989,801
WPX Energy, Inc. (a)	17,540	260,995

		$4,900,597

Energy – Integrated – 5.5%
BG Group PLC	27,615	$463,056
BP PLC	195,310	1,353,257
Exxon Mobil Corp. (s)	36,350	3,146,093
Royal Dutch Shell PLC, “A”	61,698	2,180,070

		$7,142,476

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Engineering – Construction – 1.8%
Fluor Corp.	12,410	$728,963
JGC Corp.	40,000	1,246,090
Keppel Corp. Ltd.	42,400	385,267

		$2,360,320

Food & Beverages – 4.0%
Groupe Danone	29,378	$1,940,994
M. Dias Branco S.A. Industria e Comercio de Alimentos	11,500	441,135
Mondelez International, Inc.	42,620	1,085,531
Nestle S.A.	21,603	1,407,685
Want Want China Holdings Ltd.	227,000	316,251

		$5,191,596

Food & Drug Stores – 0.8%
Jeronimo Martins SGPS S.A.	26,852	$518,153
Lawson, Inc.	6,700	455,422

		$973,575

Gaming & Lodging – 0.7%
Sands China Ltd.	205,200	$919,164

General Merchandise – 1.7%
Target Corp.	37,380	$2,211,775

Insurance – 4.7%
ACE Ltd.	17,430	$1,390,914
AIA Group Ltd.	282,600	1,126,285
Delta Lloyd N.V.	41,860	696,651
Hiscox Ltd.	127,036	924,728
ING Groep N.V. (a)	64,906	620,676
MetLife, Inc.	16,360	538,898
Swiss Re Ltd.	11,847	864,645

		$6,162,797

Internet – 1.9%
eBay, Inc. (a)	10,380	$529,588
Google, Inc., “A” (a)	2,260	1,603,176
Rackspace Hosting, Inc. (a)	3,930	291,881

		$2,424,645

Machinery & Tools – 2.5%
Eaton Corp. PLC	12,000	$650,400
Glory Ltd.	20,700	479,500
Joy Global, Inc.	15,820	1,009,000
Schindler Holding AG	5,545	800,926
Sinotruk Hong Kong Ltd.	431,000	331,658

		$3,271,484

Major Banks – 6.5%
Barclays PLC	183,828	$793,840
BNP Paribas	10,485	591,010
BOC Hong Kong Holdings Ltd.	203,000	636,868
Goldman Sachs Group, Inc.	7,720	984,763
JPMorgan Chase & Co.	36,730	1,615,018
PNC Financial Services Group, Inc.	9,450	551,030
Standard Chartered PLC	52,621	1,333,872
State Street Corp.	17,010	799,640

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Wells Fargo & Co.	33,000	$1,127,940

		$8,433,981

Medical & Health Technology & Services – 0.7%
Kobayashi Pharmaceutical Co. Ltd.	17,600	$835,766

Medical Equipment – 2.7%
Covidien PLC	18,700	$1,079,738
Sonova Holding AG	5,446	603,755
St. Jude Medical, Inc.	20,500	740,870
Thermo Fisher Scientific, Inc.	17,200	1,097,016

		$3,521,379

Metals & Mining – 2.0%
Iluka Resources Ltd.	63,532	$615,673
Nippon Steel & Sumitomo Metal Corp.	124,000	305,014
Rio Tinto Ltd.	23,590	1,374,647
Steel Authority of India Ltd.	208,253	346,167

		$2,641,501

Natural Gas – Distribution – 0.8%
GDF SUEZ	31,406	$645,652
Tokyo Gas Co. Ltd.	96,000	438,908

		$1,084,560

Network & Telecom – 0.4%
Finisar Corp. (a)	31,840	$518,992

Oil Services – 0.8%
Dresser-Rand Group, Inc. (a)	8,170	$458,664
Schlumberger Ltd.	8,970	621,531

		$1,080,195

Other Banks & Diversified Financials – 7.9%
Bank Rakyat Indonesia	1,003,000	$730,457
DBS Group Holdings Ltd.	89,000	1,089,478
Discover Financial Services	18,650	718,958
Erste Group Bank AG (a)	26,972	862,444
Federal Bank Ltd.	82,041	814,039
Fifth Third Bancorp	49,290	748,715
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	50,230	812,721
ICICI Bank Ltd.	38,529	811,567
Itau Unibanco Holding S.A., IPS	33,800	558,303
Siam Commercial Bank Co. Ltd.	124,200	734,887
UBS AG	48,245	758,709
Visa, Inc., “A”	10,290	1,559,758

		$10,200,036

Pharmaceuticals – 5.6%
Bayer AG	14,325	$1,360,338
Novartis AG	20,720	1,311,815
Pfizer, Inc.	77,200	1,936,176
Roche Holding AG	9,025	1,838,617
Santen Pharmaceutical Co. Ltd.	23,100	883,898

		$7,330,844

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.3%
Newcrest Mining Ltd.	17,790	$415,342

Railroad & Shipping – 0.7%
East Japan Railway Co.	3,500	$226,297
Union Pacific Corp.	5,010	629,857

		$856,154

Real Estate – 1.0%
GSW Immobilien AG	13,414	$566,984
Hang Lung Properties Ltd.	193,000	773,835

		$1,340,819

Restaurants – 1.0%
Arcos Dorados Holdings, Inc.	34,750	$415,610
McDonald’s Corp.	10,180	897,978

		$1,313,588

Specialty Chemicals – 2.4%
Airgas, Inc.	10,450	$953,981
Akzo Nobel N.V.	20,681	1,364,678
Linde AG	4,856	846,835

		$3,165,494

Specialty Stores – 0.7%
Tiffany & Co.	6,960	$399,086
Urban Outfitters, Inc. (a)	13,800	543,168

		$942,254

Telecommunications – Wireless – 2.4%
American Tower Corp., REIT	5,940	$458,984
KDDI Corp.	13,823	976,388
TIM Participacoes S.A., ADR	22,680	449,518
Vodafone Group PLC	508,415	1,278,596

		$3,163,486

Telephone Services – 1.8%
BT Group PLC	178,490	$672,817
China Unicom (Hong Kong) Ltd.	220,000	356,728
Telecom Italia S.p.A.	276,877	250,275
Telecom Italia S.p.A.	515,500	407,916
Verizon Communications, Inc.	16,080	695,782

		$2,383,518

Tobacco – 2.6%
Japan Tobacco, Inc.	73,200	$2,061,615
Philip Morris International, Inc.	15,470	1,293,911

		$3,355,526

Trucking – 1.1%
Expeditors International of Washington, Inc.	21,370	$845,184
Yamato Holdings Co. Ltd.	39,900	606,700

		$1,451,884

Utilities – Electric Power – 2.5%
CEZ A.S.	13,813	$494,144
CMS Energy Corp.	53,300	1,299,454

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Edison International	16,320	$737,501
Energias do Brasil S.A.	111,800	687,265

		$3,218,364

Utilities – Water – 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo	4,100	$172,029

Total Common Stocks (Identified Cost, $115,367,471)		$129,686,298

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	480,187	$480,187

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	95,847	$95,847

Total Investments (Identified Cost, $115,943,505)		$130,262,332

SECURITIES SOLD SHORT – (0.2)%
Machinery & Tools – (0.2)%
Manitowoc Co., Inc.	(8,800)	$(137,984)
Terex Corp. (a)	(5,520)	(155,167)

Total Securities Sold Short (Proceeds Received, $284,435)		$(293,151)

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(3,311)

Net Assets – 100.0%		$129,965,870

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2012, the fund had cash collateral of $144,949 and other liquid securities with an aggregate value of $746,815 to cover any commitments for securities sold short. Cash collateral includes “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $115,463,318)	$129,782,145
Underlying affiliated funds, at cost and value	480,187
Total investments, at value, including $95,684 of securities on loan (identified cost, $115,943,505)	$130,262,332
Cash	18,840
Foreign currency, at value (identified cost, $8,444)	8,440
Deposits with brokers	144,949
Receivable for interest and dividends	167,026
Other assets	1,746
Total assets		$130,603,333
Liabilities
Payables for
Securities sold short, at value (proceeds received, $284,435)	$293,151
Fund shares reacquired	106,457
Collateral for securities loaned, at value	95,847
Payable to affiliates
Investment adviser	10,886
Shareholder servicing costs	93
Distribution and/or service fees	342
Payable for independent Trustees’ compensation	27
Deferred country tax expense payable	47,824
Accrued expenses and other liabilities	82,836
Total liabilities		$637,463
Net assets		$129,965,870
Net assets consist of
Paid-in capital	$153,329,979
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $47,824 deferred country tax)	14,262,494
Accumulated net realized gain (loss) on investments and foreign currency	(39,662,654)
Undistributed net investment income	2,036,051
Net assets		$129,965,870
Shares of beneficial interest outstanding		6,387,125

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$117,388,070	5,765,911	$20.36
Service Class	12,577,800	621,214	20.25

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$3,481,597
Interest	26,871
Dividends from underlying affiliated funds	1,017
Foreign taxes withheld	(168,899)
Total investment income		$3,340,586
Expenses
Management fee	$992,173
Distribution and/or service fees	32,207
Shareholder servicing costs	12,107
Administrative services fee	29,265
Independent Trustees’ compensation	6,045
Custodian fee	78,060
Shareholder communications	14,134
Audit and tax fees	84,348
Legal fees	2,482
Dividend and interest expense on securities sold short	11,913
Miscellaneous	18,861
Total expenses		$1,281,595
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(475)
Net expenses		$1,281,115
Net investment income		$2,059,471
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $15,187 country tax)	$7,032,325
Written options	6,193
Securities sold short	(328,268)
Foreign currency	(15,145)
Net realized gain (loss) on investments and foreign currency		$6,695,105
Change in unrealized appreciation (depreciation)
Investments (net of $44,879 increase in deferred country tax)	$11,760,032
Written options	(673)
Securities sold short	131,222
Translation of assets and liabilities in foreign currencies	2,955
Net unrealized gain (loss) on investments and foreign currency translation		$11,893,536
Net realized and unrealized gain (loss) on investments and foreign currency		$18,588,641
Change in net assets from operations		$20,648,112

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,059,471	$2,037,782
Net realized gain (loss) on investments and foreign currency	6,695,105	6,955,216
Net unrealized gain (loss) on investments and foreign currency translation	11,893,536	(18,310,024)
Change in net assets from operations	$20,648,112	$(9,317,026)
Distributions declared to shareholders
From net investment income	$(2,040,059)	$(1,734,310)
Change in net assets from fund share transactions	$(19,027,284)	$(19,755,648)
Total change in net assets	$(419,231)	$(30,806,984)
Net assets
At beginning of period	130,385,101	161,192,085
At end of period (including undistributed net investment income of $2,036,051 and $2,038,992, respectively)	$129,965,870	$130,385,101

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.71	$19.23	$17.29	$13.30	$21.04
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.27	$0.20	$0.20	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	2.66	(1.56)	1.97	4.03	(7.81)
Total from investment operations	$2.96	$(1.29)	$2.17	$4.23	$(7.62)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.23)	$(0.23)	$(0.24)	$(0.12)
Net asset value, end of period (x)	$20.36	$17.71	$19.23	$17.29	$13.30
Total return (%) (k)(r)(s)(x)	16.81	(6.73)	12.66	32.44	(36.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.97	0.97	0.98	0.87
Expenses after expense reductions (f)	0.94	N/A	N/A	N/A	N/A
Net investment income	1.58	1.38	1.18	1.42	1.06
Portfolio turnover	40	54	59	63	144
Net assets at end of period (000 omitted)	$117,388	$117,312	$144,156	$149,758	$134,672
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.93	0.96	0.96	0.98	N/A

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.60	$19.11	$17.18	$13.21	$20.89
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22	$0.16	$0.17	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(1.55)	1.96	3.99	(7.76)
Total from investment operations	$2.90	$(1.33)	$2.12	$4.16	$(7.62)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.18)	$(0.19)	$(0.19)	$(0.06)
Net asset value, end of period (x)	$20.25	$17.60	$19.11	$17.18	$13.21
Total return (%) (k)(r)(s)(x)	16.57	(7.00)	12.42	32.03	(36.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.22	1.23	1.12
Expenses after expense reductions (f)	1.19	N/A	N/A	N/A	N/A
Net investment income	1.35	1.13	0.93	1.21	0.81
Portfolio turnover	40	54	59	63	144
Net assets at end of period (000 omitted)	$12,578	$13,073	$17,036	$17,901	$18,199
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.18	1.21	1.21	1.23	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.86%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have been lower by approximately 0.71% and 0.70%, respectively.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$65,568,558	$—	$—	$65,568,558
United Kingdom	—	11,110,704	—	11,110,704
Japan	3,323,356	7,568,769	—	10,892,125
Switerland	2,011,440	5,574,712	—	7,586,152
France	645,652	4,067,768	—	4,713,420
Hong Kong	—	4,710,127	—	4,710,127
Netherlands	131,203	4,512,600	—	4,643,803
Germany	—	3,655,087	—	3,655,087
China	—	2,373,435	—	2,373,435
Other Countries	4,037,943	10,394,944	—	14,432,887
Mutual Funds	576,034	—	—	576,034
Total Investments	$76,294,186	$53,968,146	$—	$130,262,332
Short Sales	$(293,151)	$—	$—	$(293,151)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $25,326,282 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,407,685 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. At December 31, 2012, the fund did not have any outstanding derivative instruments.

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(36,797)	$6,193

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Written Options
Equity	$(673)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	32	$2,369
Options written	82	7,447
Options closed	(35)	(5,624)
Options exercised	(57)	(2,540)
Options expired	(22)	(1,652)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2012, this expense amounted to $11,913. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,040,059	$1,734,310

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$116,032,629
Gross appreciation	20,098,625
Gross depreciation	(5,868,922)
Net unrealized appreciation (depreciation)	$14,229,703
Undistributed ordinary income	2,036,051
Capital loss carryforwards	(39,522,841)
Other temporary differences	(107,022)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(20,801,086)
12/31/17	(18,721,755)
Total	$(39,522,841)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,870,542	$1,599,294
Service Class	169,517	135,016
Total	$2,040,059	$1,734,310

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $12,096, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $11.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0221% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,093 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $475, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

20

MFS Global Research Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $53,174,109 and $72,489,998, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	30,009	$587,110	28,690	$520,163
Service Class	51,613	977,622	74,343	1,365,536
	81,622	$1,564,732	103,033	$1,885,699
Shares issued to shareholders in reinvestment of distributions
Initial Class	97,020	$1,870,542	87,537	$1,599,294
Service Class	8,834	169,517	7,427	135,016
	105,854	$2,040,059	94,964	$1,734,310
Shares reacquired
Initial Class	(986,978)	$(19,101,113)	(985,079)	$(18,958,720)
Service Class	(181,973)	(3,530,962)	(230,372)	(4,416,937)
	(1,168,951)	$(22,632,075)	(1,215,451)	$(23,375,657)
Net change
Initial Class	(859,949)	$(16,643,461)	(868,852)	$(16,839,263)
Service Class	(121,526)	(2,383,823)	(148,602)	(2,916,385)
	(981,475)	$(19,027,284)	(1,017,454)	$(19,755,648)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $853 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	316,413	29,178,557	(29,014,783)	480,187

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,017	$480,187

21

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

22

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

23

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

24

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Michael Cantara Ben Kottler

25

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 54.39% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2012

MFS® GLOBAL

GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	65.5%
U.S. Treasury Securities	28.0%
Mortgage-Backed Securities	0.4%
U.S. Government Agencies	0.4%
High Grade Corporates	0.1%
Commercial Mortgage-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	23.8%
AA	4.8%
A	21.9%
BBB	15.1%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	28.0%
Federal Agencies	0.8%
Cash & Other	5.5%

Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	8.9 yrs.

Issuer country weightings (i)(x)
United States	34.3%
Japan	21.8%
Italy	9.9%
Germany	6.8%
United Kingdom	5.6%
Spain	4.7%
France	3.1%
Netherlands	2.8%
Canada	2.6%
Other Countries	8.4%

Currency exposure (i)(y)
United States Dollar	35.7%
Japanese Yen	27.5%
Euro	25.7%
British Pound Sterling	7.3%
Canadian Dollar	1.7%
Australian Dollar	1.0%
Danish Krone	0.6%
Swedish Krona	0.5%
Norwegian Krone (o)	0.0%
Other Countries (o)	(0.0)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of 0.64%, while Service Class shares of the fund provided a total return of 0.33%. These compare with a return of 1.30% over the same period for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

The fund’s yield curve (y) exposure in the U.S., particularly a lesser exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years) was a negative factor for performance relative to the JPMorgan Global Government Bond Index (Unhedged) as the yield curve flattened during the reporting period.

The fund’s exposure to the euro also weakened relative results. In addition, the fund’s underweight exposure to Ireland held back relative performance.

Contributors to Performance

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, contributed to performance relative to the benchmark.

An out-of-benchmark exposure to bonds in the financial sector was a positive factor for relative performance as this sector performed well over the period. Additionally, an underweight exposure to Spain, and an overweight exposure to Australia and Norway, benefited relative performance.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/16/88	0.64%	5.05%	5.62%
Service Class	8/24/01	0.33%	4.79%	5.35%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		1.30%	5.70%	6.20%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.97%	$1,000.00	$1,007.31	$4.89
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
Service Class	Actual	1.24%	$1,000.00	$1,005.14	$6.25
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 93.5%
Foreign Bonds – 65.0%
Australia – 1.7%
Commonwealth of Australia, 5.75%, 2021	AUD	3,162,000	$3,911,463

Belgium – 1.3%
Kingdom of Belgium, 4.25%, 2021	EUR	1,857,000	$2,927,407

Canada – 2.6%
Bayview Commercial Asset Trust, FRN, 1.725%, 2023 (z)	CAD	180,000	$173,996
Government of Canada, 4.5%, 2015	CAD	2,570,000	2,788,064
Government of Canada, 4.25%, 2018	CAD	12,000	13,825
Government of Canada, 3.25%, 2021	CAD	924,000	1,040,914
Government of Canada, 5.75%, 2033	CAD	1,262,000	1,969,872

			$5,986,671

Denmark – 1.5%
Kingdom of Denmark, 3%, 2021	DKK	17,146,000	$3,528,706

Finland – 0.4%
Republic of Finland, 4%, 2025	EUR	507,000	$834,556

France – 3.1%
Republic of France, 6%, 2025	EUR	1,428,000	$2,656,941
Republic of France, 4.75%, 2035	EUR	2,505,000	4,331,485

			$6,988,426

Germany – 6.6%
Federal Republic of Germany, 3.75%, 2013	EUR	1,244,000	$1,671,936
Federal Republic of Germany, 3.75%, 2015	EUR	4,516,000	6,409,759
Federal Republic of Germany, 4.25%, 2018	EUR	1,521,000	2,424,312
Federal Republic of Germany, 3.25%, 2021	EUR	1,287,000	1,996,686
Federal Republic of Germany, 6.25%, 2030	EUR	1,234,000	2,630,789

			$15,133,482

Ireland – 0.5%
Republic of Ireland, 5.5%, 2017	EUR	800,000	$1,153,370

Italy – 9.7%
Republic of Italy, 4.25%, 2015	EUR	3,440,000	$4,735,878
Republic of Italy, 5.25%, 2017	EUR	9,746,000	13,989,090
Republic of Italy, 3.75%, 2021	EUR	2,747,000	3,564,990

			$22,289,958

Japan – 21.7%
Government of Japan, 1.7%, 2017	JPY	1,210,450,000	$14,878,873
Government of Japan, 1.1%, 2020	JPY	731,200,000	8,822,787
Government of Japan, 2.1%, 2024	JPY	671,550,000	8,715,097
Government of Japan, 2.2%, 2027	JPY	819,900,000	10,591,232
Government of Japan, 2.4%, 2037	JPY	527,000,000	6,705,653

			$49,713,642

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Netherlands – 2.7%
ABN AMRO Bank N.V., FRN, 2.083%, 2014 (n)		$200,000	$202,318
Kingdom of the Netherlands, 3.75%, 2014	EUR	3,510,000	4,894,807
Kingdom of the Netherlands, 5.5%, 2028	EUR	622,000	1,194,490

			$6,291,615

New Zealand – 0.5%
Government of New Zealand, 6%, 2021	NZD	1,049,000	$1,030,480

Norway – 0.7%
Eksportfinans A.S.A., 1.875%, 2013		$205,000	$204,804
Government of Norway, 3.75%, 2021	NOK	6,790,000	1,392,197

			$1,597,001

Spain – 4.6%
Kingdom of Spain, 4%, 2015	EUR	4,679,000	$6,288,330
Kingdom of Spain, 5.5%, 2017	EUR	1,332,000	1,861,731
Kingdom of Spain, 4.6%, 2019	EUR	1,795,000	2,366,677

			$10,516,738

Sweden – 1.8%
Kingdom of Sweden, 5%, 2020	SEK	20,650,000	$4,023,047

United Kingdom – 5.6%
United Kingdom Treasury, 8%, 2021	GBP	926,100	$2,283,654
United Kingdom Treasury, 4.25%, 2027	GBP	2,182,000	4,395,561
United Kingdom Treasury, 4.25%, 2036	GBP	3,051,000	6,068,665

			$12,747,880

Total Foreign Bonds			$148,674,442

U.S. Bonds – 28.5%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, FRN, 0.646%, 2032 (i)(z)		$3,996,431	$21,173
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043 (i)(z)		271,574	356

			$21,529

Mortgage-Backed – 0.4%
Fannie Mae, 4.78%, 2015		$87,976	$94,672
Fannie Mae, 4.856%, 2015		42,325	45,508
Fannie Mae, 5.5%, 2015		47,334	50,710
Fannie Mae, 5.09%, 2016		84,000	93,192
Fannie Mae, 5.424%, 2016		86,686	97,322
Fannie Mae, 5.05%, 2017		51,871	57,705
Fannie Mae, 5.16%, 2018		136,738	149,885
Fannie Mae, 5.1%, 2019		62,015	70,994

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 5.18%, 2019	$62,062	$71,245
Fannie Mae, 6.16%, 2019	43,803	49,958
Freddie Mac, 3.882%, 2017	89,000	100,019
Freddie Mac, 5.085%, 2019	43,000	50,975

		$932,185

U.S. Government Agencies and Equivalents – 0.3%
Aid-Egypt, 4.45%, 2015	$301,000	$333,273
Small Business Administration, 4.57%, 2025	22,020	24,545
Small Business Administration, 5.09%, 2025	24,525	27,582
Small Business Administration, 5.21%, 2026	362,276	407,041

		$792,441

U.S. Treasury Obligations – 27.8%
U.S. Treasury Bonds, 6.875%, 2025	$4,355,000	$6,707,379
U.S. Treasury Bonds, 5.25%, 2029	701,000	970,776
U.S. Treasury Bonds, 4.5%, 2039	5,931,400	7,860,030

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.125%, 2015	$17,544,000	$19,121,592
U.S. Treasury Notes, 4.75%, 2017	12,625,000	14,989,233
U.S. Treasury Notes, 3.5%, 2020	11,998,000	13,929,870

		$63,578,880

Total U.S. Bonds		$65,325,035

Total Bonds (Identified Cost, $211,933,669)		$213,999,477

MONEY MARKET FUNDS – 4.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	11,270,805	$11,270,805

Total Investments (Identified Cost, $223,204,474)		$225,270,282

OTHER ASSETS, LESS LIABILITIES – 1.6%		3,665,551

Net Assets – 100.0%		$228,935,833

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $202,318, representing 0.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.725%, 2023	5/25/06	$180,261	$173,996
Commercial Mortgage Asset Trust, FRN, 0.646%, 2032	8/25/03-12/02/11	23,264	21,173
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043	12/11/03-11/30/11	321	356
Total Restricted Securities			$195,525
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Deutsche Bank AG	8,000	1/11/13	$8,295	$8,303	$8
SELL	AUD	Barclays Bank PLC	1,256,000	1/11/13	1,307,779	1,303,519	4,260
SELL	AUD	Goldman Sachs International	42,000	1/11/13	43,878	43,589	289
BUY	CAD	Credit Suisse Group	102,000	1/11/13	102,509	102,525	16
SELL	CAD	Merrill Lynch International Bank	448,235	1/11/13	456,968	450,543	6,425
BUY	DKK	Deutsche Bank AG	59,000	1/11/13	10,117	10,439	322
BUY	EUR	Deutsche Bank AG	170,190	1/11/13	219,295	224,657	5,362
BUY	EUR	Goldman Sachs International	52,024	1/11/13	68,345	68,674	329
BUY	EUR	JPMorgan Chase Bank N.A.	53,079	1/11/13	68,404	70,067	1,663
BUY	EUR	UBS AG	746,537	1/11/13	965,303	985,460	20,157
BUY	GBP	Barclays Bank PLC	209,440	1/11/13	335,255	340,218	4,963
BUY	GBP	Deutsche Bank AG	157,440	1/11/13	251,654	255,749	4,095
BUY	GBP	UBS AG	2,016,000	1/11/13	3,228,484	3,274,820	46,336
SELL	JPY	Barclays Bank PLC	25,494,000	1/11/13	296,631	294,279	2,352
SELL	JPY	Citibank N.A.	116,085,000	1/11/13	1,413,251	1,339,976	73,275
SELL	JPY	Credit Suisse Group	35,275,000	1/11/13	426,308	407,181	19,127
SELL	JPY	Goldman Sachs International	5,872,000	1/11/13	72,115	67,781	4,334
SELL	JPY	Merrill Lynch International Bank	46,098,000	1/11/13	538,706	532,112	6,594
SELL	JPY	UBS AG	13,731,000	1/11/13	164,556	158,498	6,058
BUY	SEK	Citibank N.A.	1,368,000	1/11/13	207,492	210,320	2,828
BUY	SEK	Credit Suisse Group	68,000	1/11/13	10,322	10,455	133

							$208,926

Liability Derivatives
BUY	AUD	Barclays Bank PLC	13,000	1/11/13	$13,497	$13,492	$(5)
SELL	AUD	Barclays Bank PLC	5,000	1/11/13	5,168	5,189	(21)
SELL	AUD	Westpac Bank Corp.	239,068	1/11/13	242,494	248,113	(5,619)
BUY	CAD	Merrill Lynch International Bank	16,000	1/11/13	16,259	16,082	(177)
SELL	CAD	UBS AG	1,695,000	1/11/13	1,702,643	1,703,728	(1,085)
SELL	DKK	Citibank N.A.	1,630,543	1/11/13	285,990	288,507	(2,517)
SELL	DKK	Credit Suisse Group	181,000	1/11/13	31,202	32,026	(824)
SELL	DKK	Deutsche Bank AG	10,946,000	1/11/13	1,899,968	1,936,780	(36,812)
SELL	DKK	Goldman Sachs International	51,000	1/11/13	8,708	9,024	(316)
BUY	EUR	Goldman Sachs International	71,000	1/11/13	94,034	93,723	(311)
SELL	EUR	Barclays Bank PLC	574,289	1/11/13	739,990	758,085	(18,095)
SELL	EUR	Citibank N.A.	42,000	1/11/13	54,220	55,442	(1,222)
SELL	EUR	Credit Suisse Group	91,000	1/11/13	118,041	120,124	(2,083)
SELL	EUR	Deutsche Bank AG	4,543,000	1/11/13	5,877,467	5,996,945	(119,478)
SELL	EUR	UBS AG	2,233,232	1/11/13-3/18/13	2,911,690	2,949,015	(37,325)
SELL	GBP	Credit Suisse Group	23,000	1/11/13	36,619	37,362	(743)
SELL	GBP	Deutsche Bank AG	6,000	1/11/13	9,540	9,746	(206)
BUY	JPY	Citibank N.A.	8,777,000	1/11/13	106,606	101,313	(5,293)
BUY	JPY	Credit Suisse Group	88,550,797	1/11/13	1,132,432	1,022,147	(110,285)
BUY	JPY	Deutsche Bank AG	983,569,000	1/11/13	11,978,602	11,353,396	(625,206)
BUY	JPY	Merrill Lynch International Bank	101,918,638	1/11/13	1,300,682	1,176,453	(124,229)
BUY	JPY	UBS AG	192,704,818	1/11/13	2,239,847	2,224,403	(15,444)
SELL	MXN	Citibank N.A.	500	1/14/13	39	39	—
SELL	MXN	UBS AG	500	1/14/13	38	39	(1)
SELL	NOK	Deutsche Bank AG	7,878,391	1/11/13	1,380,413	1,417,139	(36,726)
SELL	NZD	Deutsche Bank AG	1,078,465	1/11/13	882,004	890,838	(8,834)

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/12 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	NZD	Westpac Bank Corp.	180,912	1/11/13	$147,319	$149,438	$(2,119)
SELL	SEK	Deutsche Bank AG	21,016,874	1/11/13	3,138,145	3,231,193	(93,048)
SELL	SEK	UBS AG	81,000	1/11/13	12,070	12,453	(383)

							$(1,248,407)

At December 31, 2012, the series had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $211,933,669)	$213,999,477
Underlying affiliated funds, at cost and value	11,270,805
Total investments, at value (identified cost, $223,204,474)	$225,270,282
Receivables for
Forward foreign currency exchange contracts	208,926
Investments sold	2,239,790
Fund shares sold	265,236
Interest	2,355,364
Other assets	695
Total assets		$230,340,293
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,248,407
Fund shares reacquired	65,269
Payable to affiliates
Investment adviser	49,483
Distribution and/or service fees	62
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	41,216
Total liabilities		$1,404,460
Net assets		$228,935,833
Net assets consist of
Paid-in capital	$228,400,293
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,039,507
Accumulated net realized gain (loss) on investments and foreign currency	(1,087,182)
Undistributed net investment income	583,215
Net assets		$228,935,833
Shares of beneficial interest outstanding		20,764,898

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$226,668,011	20,556,349	$11.03
Service Class	2,267,822	208,549	10.87

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$1,031,183
Dividends from underlying affiliated funds	4,372
Total investment income		$1,035,555
Expenses
Management fee	$400,210
Distribution and/or service fees	6,050
Administrative services fee	19,563
Independent Trustees’ compensation	1,684
Custodian fee	22,799
Shareholder communications	7,389
Audit and tax fees	60,056
Legal fees	925
Miscellaneous	11,713
Total expenses		$530,389
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(127)
Net expenses		$530,247
Net investment income		$505,308
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(6,494)
Foreign currency	(316,045)
Net realized gain (loss) on investments and foreign currency		$(322,539)
Change in unrealized appreciation (depreciation)
Investments	$(647,059)
Translation of assets and liabilities in foreign currencies	(957,221)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,604,280)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,926,819)
Change in net assets from operations		$(1,421,511)

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$505,308	$505,450
Net realized gain (loss) on investments and foreign currency	(322,539)	485,865
Net unrealized gain (loss) on investments and foreign currency translation	(1,604,280)	890,990
Change in net assets from operations	$(1,421,511)	$1,882,305
Distributions declared to shareholders
From net investment income	$(996,242)	$(707,802)
From net realized gain on investments	—	(327,622)
From tax return of capital	(3,795)	—
Total distributions declared to shareholders	$(1,000,037)	$(1,035,424)
Change in net assets from fund share transactions	$194,488,112	$2,882,411
Total change in net assets	$192,066,564	$3,729,292
Net assets
At beginning of period	36,869,269	33,139,977
At end of period (including undistributed net investment income of $583,215 and $819,881, respectively)	$228,935,833	$36,869,269

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012		2011	2010	2009	2008
Net asset value, beginning of period	$11.29		$11.00	$10.60	$11.59	$11.43
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.18	$0.18	$0.22	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		0.49	0.30	0.13	0.84
Total from investment operations	$0.07		$0.67	$0.48	$0.35	$1.10
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.26)	$—	$(1.34)	$(0.94)
From net realized gain on investments	—		(0.12)	(0.08)	—	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.33)		$(0.38)	$(0.08)	$(1.34)	$(0.94)
Net asset value, end of period (x)	$11.03		$11.29	$11.00	$10.60	$11.59
Total return (%) (k)(r)(s)(x)	0.64		6.06	4.61	4.06	10.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98		1.14	1.15	1.16	1.09
Expenses after expense reductions (f)	0.98		1.00	1.00	1.00	1.00
Net investment income	0.96		1.59	1.64	2.08	2.31
Portfolio turnover	15		70	66	84	113
Net assets at end of period (000 omitted)	$226,668		$34,252	$30,047	$32,034	$36,813

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012		2011	2010	2009	2008
Net asset value, beginning of period	$11.13		$10.85	$10.48	$11.47	$11.32
Income (loss) from investment operations
Net investment income (d)	$0.08		$0.15	$0.15	$0.19	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		0.48	0.30	0.12	0.84
Total from investment operations	$0.04		$0.63	$0.45	$0.31	$1.07
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.23)	$—	$(1.30)	$(0.92)
From net realized gain on investments	—		(0.12)	(0.08)	—	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.30)		$(0.35)	$(0.08)	$(1.30)	$(0.92)
Net asset value, end of period (x)	$10.87		$11.13	$10.85	$10.48	$11.47
Total return (%) (k)(r)(s)(x)	0.33		5.75	4.38	3.77	9.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25		1.39	1.40	1.41	1.35
Expenses after expense reductions (f)	1.25		1.25	1.25	1.25	1.25
Net investment income	0.71		1.34	1.39	1.78	2.03
Portfolio turnover	15		70	66	84	113
Net assets at end of period (000 omitted)	$2,268		$2,617	$3,093	$3,573	$6,371

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$64,371,321	$—	$64,371,321
Non-U.S. Sovereign Debt	—	148,298,128	—	148,298,128
Residential Mortgage-Backed Securities	—	932,185	—	932,185
Commercial Mortgage-Backed Securities	—	195,525	—	195,525
Foreign Bonds	—	202,318	—	202,318
Mutual Funds	11,270,805	—	—	11,270,805
Total Investments	$11,270,805	$213,999,477	$—	$225,270,282

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,039,481)	$—	$(1,039,481)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$208,926	$(1,248,407)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(272,312)

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(981,567)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$996,242	$863,984
Long-term capital gains	—	171,440
	$996,242	$1,035,424
Tax return of capital (b)	3,795	—
Total distributions	$1,000,037	$1,035,424

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$224,120,443
Gross appreciation	2,894,274
Gross depreciation	(1,744,435)
Net unrealized appreciation (depreciation)	$1,149,839
Capital loss carryforwards	(142,224)
Other temporary differences	(472,075)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Post-enactment losses:
Short-Term	$(32,762)
Long-Term	(109,462)
Total	$(142,224)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$935,868	$652,562	$—	$298,684	$3,565	$—
Service Class	60,374	55,240	—	28,938	230	—
Total	$996,242	$707,802	$—	$327,622	$3,795	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0367% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $285 and are included

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $127, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$319,377
Investments (non-U.S. Government securities)	$192,181,016	$8,521,727

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	18,036,331	$200,579,042	202,675	$2,304,762
Service Class	54,810	604,238	19,493	215,069
	18,091,141	$201,183,280	222,168	$2,519,831
Shares issued in connection with acquisition of Global Government Variable Account
Initial Class	—	$—	528,467	$5,924,201
Shares issued to shareholders in reinvestment of distributions
Initial Class	85,248	$939,433	82,933	$951,246
Service Class	5,565	60,604	7,436	84,178
	90,813	$1,000,037	90,369	$1,035,424
Shares reacquired
Initial Class	(599,556)	$(6,730,887)	(511,532)	$(5,748,742)
Service Class	(86,883)	(964,318)	(76,992)	(848,303)
	(686,439)	$(7,695,205)	(588,524)	$(6,597,045)
Net change
Initial Class	17,522,023	$194,787,588	302,543	$3,431,467
Service Class	(26,508)	(299,476)	(50,063)	(549,056)
	17,495,515	$194,488,112	252,480	$2,882,411

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 43%, 33%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $225 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	923,205	148,721,215	(138,373,615)	11,270,805

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,372	$11,270,805

(8)	Acquisitions

At close of business on December 2, 2011, the fund with net assets of $31,193,981, acquired all of the investment-related assets and liabilities of Global Governments Variable Account. The acquisition was part of a transaction in which the Global Governments Variable Account was converted into a unit investment trust (“UIT’) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Global Governments Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 528,467 shares of the fund (valued at $5,924,201) for all of the investment-related assets and liabilities of Global Governments Variable Account. Global Governments Variable Account’s investments on that date were valued at approximately $5,952,050 with a cost basis of approximately $5,657,871. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Global Governments Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

22

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

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MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

24

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

25

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

26

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS®MONEY MARKET PORTFOLIO

MFS® Variable Insurance Trust II

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	8.9%
A-1	90.3%
Not Rated	1.0%
Cash & Other	(0.2)%

Maturity breakdown (u)
0 - 7 days	22.9%
8 - 29 days	26.0%
30 - 59 days	25.9%
60 - 89 days	13.2%
90 - 365 days	12.2%
Other Assets Less Liabilities	(0.2)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time, “Other Assets Less Liabilities”, may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2012, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.18%	$1,000.00	$1,000.00	$0.90
	Hypothetical (h)	0.18%	$1,000.00	$1,024.23	$0.92
Service Class	Actual	0.18%	$1,000.00	$1,000.00	$0.90
	Hypothetical (h)	0.18%	$1,000.00	$1,024.23	$0.92

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – 27.5%
Automotive – 4.0%
American Honda Finance Corp., 0.13%, due 1/10/13	$15,262,000	$15,261,504
American Honda Finance Corp., 0.13%, due 1/09/13	3,514,000	3,513,898
American Honda Finance Corp., 0.17%, due 1/22/13	2,375,000	2,374,764

		$21,150,166

Consumer Products – 2.2%
Procter & Gamble Co., 0.16%, due 2/11/13 (t)	$9,183,000	$9,181,327
Procter & Gamble Co., 0.14%, due 1/02/13 (t)	2,880,000	2,879,989

		$12,061,316

Electronics – 2.3%
Emerson Electric Co., 0.16%, due 2/21/13 (t)	$12,200,000	$12,197,235

Financial Institutions – 4.0%
General Electric Capital Corp., 0.22%, due 4/12/13	$21,186,000	$21,172,924

Food & Beverages – 4.8%
Anheuser-Busch InBev Worldwide, Inc., 0.24%, due 1/29/13 (t)	$4,335,000	$4,334,191
Coca-Cola Co., 0.19%, due 4/08/13 (t)	8,985,000	8,980,400
Coca-Cola Co., 0.23%, due 2/20/13 (t)	2,590,000	2,589,173
Coca-Cola Co., 0.19%, due 1/25/13 (t)	2,560,000	2,559,676
Coca-Cola Co., 0.24%, due 1/23/13 (t)	7,045,000	7,043,967

		$25,507,407

Machinery & Tools – 3.9%
Deere and Co., 0.13%, due 1/15/13 (t)	$21,076,000	$21,074,934

Major Banks – 2.6%
ANZ National (International) Ltd., 0.35%, due 1/25/13 (t)	$2,000,000	$1,999,533
Bank of Nova Scotia, 0.205%, due 1/16/13	753,000	752,936
JPMorgan Chase & Co., 0.2%, due 1/15/13	2,573,000	2,572,800
JPMorgan Chase & Co., 0.25%, due 6/19/13	477,000	476,440
National Australia Funding (Delaware), Inc., 0.28%, due 2/19/13 (t)	1,613,000	1,612,385
Wells Fargo & Co., 0.14%, due 2/25/13	6,333,000	6,331,645

		$13,745,739

Tobacco – 3.7%
Philip Morris International, Inc., 0.16%, due 2/04/13 (t)	$16,000,000	$15,997,582
Philip Morris International, Inc., 0.16%, due 1/22/13 (t)	3,530,000	3,529,671

		$19,527,253

Total Commercial Paper, at Amortized Cost and Value		$146,436,974

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 43.9%
Fannie Mae, 0.085%, due 1/09/13	$11,715,000	$11,714,779
Fannie Mae, 0.125%, due 3/06/13	5,555,000	5,553,766
Fannie Mae, 0.09%, due 3/13/13	16,555,000	16,552,062
Fannie Mae, 0.15%, due 3/13/13	2,544,000	2,543,247
Fannie Mae, 0.16%, due 3/20/13	10,070,000	10,066,509
Federal Home Loan Bank, 0.07%, due 1/04/13	50,000,000	49,999,708
Federal Home Loan Bank, 0.09%, due 1/11/13	4,655,000	4,654,884
Federal Home Loan Bank, 0.09%, due 1/23/13	740,000	739,959
Federal Home Loan Bank, 0.095%, due 1/23/13	8,495,000	8,494,507
Federal Home Loan Bank, 0.1%, due 1/23/13	8,535,000	8,534,478
Federal Home Loan Bank, 0.11%, due 2/01/13	4,342,000	4,341,589
Federal Home Loan Bank, 0.133%, due 2/01/13	12,060,000	12,058,619
Federal Home Loan Bank, 0.138%, due 2/13/13	11,200,000	11,198,154
Federal Home Loan Bank, 0.123%, due 2/15/13	4,670,000	4,669,282
Federal Home Loan Bank, 0.125%, due 2/15/13	12,140,000	12,138,103
Federal Home Loan Bank, 0.115%, due 3/01/13	12,055,000	12,052,728
Federal Home Loan Bank, 0.075%, due 3/20/13	11,016,000	11,014,210
Federal Home Loan Bank, 0.15%, due 5/03/13	4,955,000	4,952,481
Freddie Mac, 0.085%, due 1/03/13	8,100,000	8,099,962
Freddie Mac, 0.155%, due 2/19/13	1,530,000	1,529,677
Freddie Mac, 0.15%, due 3/04/13	535,000	534,862
Freddie Mac, 0.085%, due 3/11/13	2,670,000	2,669,565
Freddie Mac, 0.078%, due 3/12/13	3,170,000	3,169,519
Freddie Mac, 0.11%, due 4/04/13	21,085,000	21,079,008
Tennessee Valley Authority, 0.06%, due 1/03/13	5,263,000	5,262,982

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$233,624,640

CERTIFICATES OF DEPOSIT – 19.4%
Major Banks – 15.5%
Bank of Montreal/Chicago Branch, 0.19%, due 1/08/13	$1,355,000	$1,355,000
Bank of Montreal/Chicago Branch, 0.21%, due 1/28/13	10,720,000	10,720,000
Bank of Nova Scotia/Houston Branch, 0.27%, due 2/01/13	8,600,000	8,600,000

5

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – continued
Major Banks – continued
Canadian Imperial Bank of Commerce/New York Branch, 0.16%, due 2/07/13	$2,780,000	$2,780,000
Canadian Imperial Bank of Commerce/New York Branch, 0.29%, due 1/22/13	9,400,000	9,400,000
Chase Bank USA N.A., 0.22%, due 3/13/13	9,100,000	9,100,000
Chase Bank USA N.A., 0.2%, due 1/24/13	8,785,000	8,785,000
National Australia Bank/New York Branch, 0.27%, due 2/19/13	10,650,000	10,650,000
Toronto-Dominion Holdings (USA), Inc., 0.21%, due 2/04/13	5,960,000	5,960,000
Toronto-Dominion Holdings (USA), Inc., 0.2%, due 1/28/13	1,360,000	1,360,000
Toronto-Dominion Holdings (USA), Inc., 0.24%, due 6/05/13	4,790,000	4,790,000
Toronto-Dominion Holdings (USA), Inc., 0.18%, due 1/22/13	8,825,000	8,825,000

		$82,325,000

Other Banks & Diversified Financials – 3.9%
Mizuho Corporate Bank (USA)/New York Branch, 0.24%, due 3/13/13	$9,000,000	$9,000,000
Mizuho Corporate Bank (USA)/New York Branch, 0.27%, due 4/18/13	3,390,000	3,390,000
Mizuho Corporate Bank (USA)/New York Branch, 0.26%, due 1/02/13	4,540,000	4,540,000
Mizuho Corporate Bank (USA)/New York Branch, 0.24%, due 2/26/13	3,995,000	3,995,000

		$20,925,000

Total Certificates of Deposit, at Cost and Value		$103,250,000

Issuer	Shares/Par	Value ($)

FLOATING RATE DEMAND NOTES – 1.8%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.09%, due 1/02/13	$3,300,000	$3,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.09%, due 1/02/13	2,900,000	2,900,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.09%, due 1/02/13	3,200,000	3,200,000

Total Floating Rate Demand Notes, at Cost and Value		$9,400,000

REPURCHASE AGREEMENTS – 7.6%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.15%, dated 12/31/12, due 1/02/13, total to be received $40,585,338 (secured by U.S. Treasury and Federal Agency obligations valued at $41,396,928 in a jointly traded account), at Cost and Value	$40,585,000	$40,585,000

Total Investments, at Amortized Cost and Value		$533,296,614

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(889,113)

Net Assets – 100.0%		$532,407,501

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments, at amortized cost and value	$533,296,614
Cash	457
Receivables for
Fund shares sold	867,506
Interest	52,887
Other assets	3,530
Total assets		$534,220,994
Liabilities
Payable for fund shares reacquired	$1,765,973
Payable to investment adviser	7,703
Payable for independent Trustees’ compensation	30
Accrued expenses and other liabilities	39,787
Total liabilities		$1,813,493
Net assets		$532,407,501
Net assets consist of
Paid-in capital	$532,630,946
Accumulated net realized gain (loss) on investments	(223,445)
Net assets		$532,407,501
Shares of beneficial interest outstanding		532,632,041

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$242,645,658	242,771,286	$1.00
Service Class	289,761,843	289,860,755	1.00

See Notes to Financial Statements

7

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Interest income		$492,591
Expenses
Management fee	$1,589,173
Distribution and/or service fees	330,328
Administrative services fee	55,448
Independent Trustees’ compensation	12,612
Custodian fee	25,631
Shareholder communications	18,852
Audit and tax fees	30,839
Legal fees	5,055
Miscellaneous	17,761
Total expenses		$2,085,699
Fees paid indirectly	(76)
Reduction of expenses by investment adviser and distributor	(1,593,032)
Net expenses		$492,591
Net investment income		$0
Net realized gain (loss) on investments		$0
Change in net assets from operations		$0

See Notes to Financial Statements

8

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	0	366
Change in net assets from operations	$0	$366
Change in net assets from fund share transactions	$212,377,435	$(20,794,103)
Total change in net assets	$212,377,435	$(20,793,737)
Net assets
At beginning of period	320,030,066	340,823,803
At end of period	$532,407,501	$320,030,066

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	(w)	$0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	(w)	0.00	(w)	0.00		(0.00	)(w)
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.02
Less distributions declared to shareholders
From net investment income	$—	$—		$—		$(0.00	)(w)	$(0.02)
Net asset value, end of period (m)	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00	0.00		0.00		0.00	(x)	2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.58		0.59		0.60		0.59
Expenses after expense reductions (f)	0.16	0.15		0.27		0.33		0.57
Net investment income	0.00	0.00		0.00		0.00		2.02
Net assets at end of period (000 omitted)	$242,646	$188,106		$172,365		$206,513		$322,980

Service Class	Years ended 12/31
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00		$0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	(w)	0.00	(w)	0.00		(0.00	)(w)
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00		$0.02
Less distributions declared to shareholders
From net investment income	$—	$—		$—		$(0.00	)(w)	$(0.02)
Net asset value, end of period (m)	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00	0.00		0.00		0.00	(x)	1.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.83		0.84		0.85		0.84
Expenses after expense reductions (f)	0.15	0.16		0.27		0.33		0.80
Net investment income	0.00	0.00		0.00		0.00		1.76
Net assets at end of period (000 omitted)	$289,762	$131,924		$168,459		$192,109		$241,404

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(m)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

(x)	Total return was less than 0.01%.

See Notes to Financial Statements

10

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$533,296,614	$—	$533,296,614

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

11

MFS Money Market Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2012, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2012 and December 31, 2011.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$533,296,614
Capital loss carryforwards	(223,445)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(30,520)
12/31/16	(192,925)
Total	$(223,445)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

During the year ended December 31, 2012, MFS voluntarily waived receipt of $1,261,613 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2012, this voluntary waiver had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.10% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2012, MFD voluntarily waived receipt of $330,328 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2012, this voluntary waiver had the effect of reducing the distribution and/or service fees by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2012 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,501 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,091, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	119,845,606	$119,845,605	66,388,299	$66,388,299
Service Class	211,996,646	211,996,647	52,062,057	52,062,056
	331,842,252	$331,842,252	118,450,356	$118,450,355
Shares issued in connection with acquisition of Money Market Variable Account
Initial Class			24,205,785	$24,205,785
Shares reacquired
Initial Class	(65,306,019)	$(65,306,019)	(74,853,361)	$(74,853,361)
Service Class	(54,158,798)	(54,158,798)	(88,596,882)	(88,596,882)
	(119,464,817)	$(119,464,817)	(163,450,243)	$(163,450,243)
Net change
Initial Class	54,539,587	$54,539,586	15,740,723	$15,740,723
Service Class	157,837,848	157,837,849	(36,534,825)	(36,534,826)
	212,377,435	$212,377,435	(20,794,102)	$(20,794,103)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,911 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(6)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $297,118,105, acquired all of the investment-related assets and liabilities of Money Market Variable Account. The acquisition was part of a transaction in which the Money Market Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Money Market Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 24,205,785 shares of the fund (valued at $24,205,785) for all of the investment-related assets and liabilities of Money Market Variable Account. Money Market Variable Account’s investments on that date were valued at approximately $24,276,204 with a cost basis of approximately $24,276,204. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Money Market Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (the “Fund) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

15

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

16

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

17

MFS Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Edward O’Dette

18

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

19

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

20

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

21

ANNUAL REPORT

December 31, 2012

MFS® NEW DISCOVERY PORTFOLIO

MFS® Variable Insurance Trust II

NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cabot Oil & Gas Corp.	2.2%
Conceptus, Inc.	2.1%
Atwood Oceanics, Inc.	1.9%
Green Mountain Coffee Roasters, Inc.	1.8%
Diana Shipping, Inc.	1.8%
Swift Transportation Co.	1.7%
Polypore International, Inc.	1.7%
HomeAway, Inc.	1.7%
FleetMatics Group PLC	1.6%
Joy Global, Inc.	1.6%

Equity sectors
Technology	19.7%
Health Care	17.9%
Industrial Goods & Services	14.4%
Energy	11.4%
Special Products & Services	7.6%
Basic Materials	6.6%
Retailing	6.5%
Transportation	5.4%
Leisure	3.9%
Consumer Staples	2.5%
Autos & Housing	1.2%
Financial Services	0.9%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS New Discovery Portfolio (“fund”) provided a total return of 21.22%, while Service Class shares of the fund provided a total return of 20.88%. These compare with a return of 14.59% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in both the industrial goods & services and retailing sectors was a principal contributor to the fund’s relative performance. Within industrial goods & services, holdings of optical fiber-based lasers manufacturer IPG Photonics (b) boosted relative returns. Within retailing, the fund’s overweight position in strong-performing women’s apparel retailer Francesca’s Holdings (h) also strengthened relative performance.

Security selection in the energy sector benefited relative returns during the period, led by the fund’s holdings of strong-performing oil and gas exploration company Cabot Oil & Gas Corp (b).

The combination of strong stock selection and an underweight position in the health care sector also supported relative performance. Holdings of permanent birth control device maker Conceptus and retirement community operator Brookdale Senior Living (b), both of which outperformed the benchmark during the period, aided relative returns.

Stock selection in the autos & housing sector was another positive factor for relative returns. Here, holdings of construction equipment company Eagle Materials (h) and homebuilder Pulte Group (b)(h) contributed to relative results as both stocks outperformed the benchmark over the reporting period.

Elsewhere, the fund’s holdings of information technology infrastructure management provider SolarWinds, specialized payment products provider FleetCor Technologies (b), and data and information management software provider CommVault Systems supported relative results. Shares of FleetCor Technologies traded higher due, in part, to favorable acquisition activity and fuel spreads which positively affected earnings.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Security selection and, to a lesser extent, the fund’s underweight position in the financial services sector was a negative factor for relative performance. There were no individual holdings within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the special products & services sector also hindered relative performance. Holding shares of weak-performing marketing software provider Constant Contact and Indian e-commerce travel agency MakeMyTrip Limited (b) held back relative returns. Constant Contact’s stock declined during the reporting period after investors appeared to have reacted negatively to the firm’s acquisition of internet software and services provider SinglePlatform.

Stocks in other sectors that were among the fund’s top relative detractors for the period included holdings of the world’s largest McDonald’s franchisee Arcos Dorados Holdings (b), semiconductor company CEVA (h), medical device manufacturer NxStage Medical,

3

MFS New Discovery Portfolio

Management Review – continued

cloud software and services company ServiceSource International (h), independent oil exploration and production company Midstates Petroleum (h), health information services provider WebMD (b)(h), and mobile advertising platform company Millennial Media. Not owning shares of strong-performing biopharmaceutical company Pharmacyclics also weakened relative performance.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	21.22%	7.88%	10.00%
Service Class	8/24/01	20.88%	7.62%	9.74%

Comparative benchmark
Russell 2000 Growth Index (f)		14.59%	3.49%	9.80%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.95%	$1,000.00	$1,082.59	$4.97
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
Service Class	Actual	1.20%	$1,000.00	$1,081.67	$6.28
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.0%
Aerospace – 0.5%
Kaman Corp.	21,247	$781,890

Automotive – 0.4%
Delphi Automotive PLC (a)	16,960	$648,720

Biotechnology – 1.1%
Anacor Pharmaceuticals, Inc. (a)	82,838	$430,758
Hyperion Therapeutics, Inc. (a)	13,440	151,603
ViroPharma, Inc. (a)	52,970	1,205,597

		$1,787,958

Business Services – 5.3%
Concur Technologies, Inc. (a)	26,380	$1,781,178
Constant Contact, Inc. (a)	176,178	2,503,489
FleetCor Technologies, Inc. (a)	21,952	1,177,725
Gartner, Inc. (a)	31,550	1,451,931
Performant Financial Corp. (a)	129,100	1,303,910

		$8,218,233

Chemicals – 0.9%
Intrepid Potash, Inc.	68,940	$1,467,733

Computer Software – 4.9%
ANSYS, Inc. (a)	24,890	$1,676,093
CommVault Systems, Inc. (a)	19,600	1,366,316
Nuance Communications, Inc. (a)	71,572	1,597,487
Qlik Technologies, Inc. (a)	79,514	1,727,044
SolarWinds, Inc. (a)	23,448	1,229,848

		$7,596,788

Computer Software – Systems – 7.3%
E2open, Inc. (a)	28,320	$401,011
Ellie Mae, Inc. (a)	21,890	607,448
Exa Corp. (a)	61,760	600,925
ExactTarget, Inc. (a)	59,380	1,187,600
FleetMatics Group PLC (a)	102,200	2,571,352
Fusion-io, Inc. (a)	40,118	919,906
Greenway Medical Technologies, Inc. (a)	44,450	682,752
Guidewire Software, Inc. (a)	43,320	1,287,470
PROS Holdings, Inc. (a)	42,254	772,826
SciQuest, Inc. (a)	145,688	2,310,612

		$11,341,902

Construction – 0.8%
NVR, Inc. (a)	1,293	$1,189,560

Consumer Services – 2.3%
HomeAway, Inc. (a)	117,848	$2,592,656
MakeMyTrip Ltd. (a)	79,980	994,951

		$3,587,607

Electrical Equipment – 2.7%
MSC Industrial Direct Co., Inc., “A”	27,212	$2,051,241
Sensata Technologies Holding B.V. (a)	68,988	2,240,730

		$4,291,971

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 4.4%
3D Systems, Inc. (a)	11,280	$601,788
Monolithic Power Systems, Inc.	92,641	2,064,041
Stratasys Ltd. (a)	7,377	591,267
Ultratech, Inc. (a)	42,160	1,572,568
Universal Display Corp. (a)	14,691	376,383
Veeco Instruments, Inc. (a)	57,950	1,710,684

		$6,916,731

Energy – Independent – 3.8%
Cabot Oil & Gas Corp.	69,748	$3,469,266
Range Resources Corp.	40,097	2,519,295

		$5,988,561

Entertainment – 0.5%
Six Flags Entertainment Corp.	12,889	$788,807

Food & Beverages – 2.5%
Flowers Foods, Inc.	48,000	$1,116,960
Green Mountain Coffee Roasters, Inc. (a)	68,250	2,822,820

		$3,939,780

General Merchandise – 1.2%
Five Below, Inc. (a)	57,130	$1,830,445

Internet – 3.1%
Millennial Media, Inc. (a)	82,500	$1,033,725
Rackspace Hosting, Inc. (a)	21,690	1,610,916
Shutterfly, Inc. (a)	57,140	1,706,772
Shutterstock, Inc. (a)	20,160	524,160

		$4,875,573

Machinery & Tools – 11.2%
Allison Transmission Holdings, Inc.	82,640	$1,687,509
IPG Photonics Corp.	27,172	1,811,014
Joy Global, Inc.	39,524	2,520,841
Kennametal, Inc.	53,020	2,120,800
Polypore International, Inc. (a)	55,993	2,603,675
Proto Labs, Inc. (a)	41,790	1,647,362
Titan Machinery, Inc. (a)	67,400	1,664,780
United Rentals, Inc. (a)	34,706	1,579,817
WABCO Holdings, Inc. (a)	27,817	1,813,390

		$17,449,188

Medical & Health Technology & Services – 5.5%
Advisory Board Co. (a)	22,766	$1,065,221
Brookdale Senior Living, Inc. (a)	94,504	2,392,841
Capital Senior Living Corp. (a)	68,700	1,284,003
Healthcare Services Group, Inc.	61,356	1,425,300
HMS Holdings Corp. (a)	55,640	1,442,189
IDEXX Laboratories, Inc. (a)	11,080	1,028,224

		$8,637,778

7

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 10.8%
Align Technology, Inc. (a)	80,711	$2,239,730
Cepheid, Inc. (a)	66,631	2,252,794
Conceptus, Inc. (a)	153,722	3,229,699
DexCom, Inc. (a)	74,809	1,018,150
Endologix, Inc. (a)	155,772	2,218,193
EnteroMedics, Inc. (a)	149,400	418,320
Globus Medical, Inc., “A” (a)	97,140	1,018,999
Novadaq Technologies, Inc. (a)	23,040	204,595
NxStage Medical, Inc. (a)	132,095	1,486,069
Uroplasty, Inc. (a)	157,935	510,130
Varian Medical Systems, Inc. (a)	15,740	1,105,578
Volcano Corp. (a)	48,624	1,148,013

		$16,850,270

Metals & Mining – 3.9%
Globe Specialty Metals, Inc.	159,207	$2,189,096
GrafTech International Ltd. (a)	132,780	1,246,804
Iluka Resources Ltd.	205,808	1,994,434
Molycorp, Inc. (a)(l)	66,630	628,987

		$6,059,321

Oil Services – 7.6%
Atwood Oceanics, Inc. (a)	63,979	$2,929,598
Basic Energy Services, Inc. (a)	108,240	1,235,018
Core Laboratories N.V.	7,280	795,777
Dresser-Rand Group, Inc. (a)	44,683	2,508,504
Helmerich & Payne, Inc.	21,670	1,213,737
Key Energy Services, Inc. (a)	170,320	1,183,724
Superior Energy Services, Inc. (a)	93,410	1,935,455

		$11,801,813

Other Banks & Diversified Financials – 0.9%
Air Lease Corp. (a)	43,488	$934,992
First Republic Bank	12,260	401,883

		$1,336,875

Pharmaceuticals – 0.5%
Kythera Biopharmaceuticals, Inc. (a)	28,090	$852,251

Precious Metals & Minerals – 0.3%
Colossus Minerals, Inc. (a)	96,493	$447,203

Railroad & Shipping – 2.2%
Diana Shipping, Inc. (a)	377,108	$2,752,888
Navios Maritime Holdings, Inc.	213,470	719,394

		$3,472,282

Restaurants – 3.4%
Arcos Dorados Holdings, Inc.	184,384	$2,205,228
BJ’s Restaurants, Inc. (a)	22,540	741,566
Chuy’s Holdings, Inc. (a)	53,290	1,190,499
Dunkin Brands Group, Inc.	35,080	1,163,954

		$5,301,247

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.5%
Rockwood Holdings, Inc.	24,060	$1,190,008
Tronox Ltd., “A”	65,950	1,203,588

		$2,393,596

Specialty Stores – 5.3%
Citi Trends, Inc. (a)	130,783	$1,799,574
Monro Muffler Brake, Inc.	58,133	2,032,911
Tiffany & Co.	16,670	955,858
Tile Shop Holdings, Inc. (a)	23,530	396,010
Urban Outfitters, Inc. (a)	19,918	783,972
Zumiez, Inc. (a)	120,140	2,331,917

		$8,300,242

Trucking – 3.2%
Atlas Air Worldwide Holdings, Inc. (a)	52,445	$2,323,838
Swift Transportation Co. (a)	289,166	2,637,194

		$4,961,032

Total Common Stocks (Identified Cost, $137,369,550)		$153,115,357

MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	3,002,788	$3,002,788

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	84,275	$84,275

Total Investments (Identified Cost, $140,456,613)		$156,202,420

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(65,932)

Net Assets – 100.0%		$156,136,488

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the portfolio at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $137,453,825)	$153,199,632
Underlying affiliated funds, at cost and value	3,002,788
Total investments, at value, including $83,742 of securities on loan (identified cost, $140,456,613)	$156,202,420
Cash	128,787
Foreign currency, at value (identified cost, $67,816)	67,073
Receivables for
Investments sold	27,275
Fund shares sold	50,873
Interest and dividends	20,982
Other assets	2,040
Total assets		$156,499,450
Liabilities
Payables for
Investments purchased	$2,912
Fund shares reacquired	202,321
Collateral for securities loaned, at value	84,275
Payable to affiliates
Investment adviser	12,044
Distribution and/or service fees	2,232
Payable for independent Trustees’ compensation	98
Accrued expenses and other liabilities	59,080
Total liabilities		$362,962
Net assets		$156,136,488
Net assets consist of
Paid-in capital	$140,360,777
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,745,064
Accumulated net realized gain (loss) on investments and foreign currency	30,647
Net assets		$156,136,488
Shares of beneficial interest outstanding		9,561,267

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$72,879,741	4,371,267	$16.67
Service Class	83,256,747	5,190,000	16.04

See Notes to Financial Statements

9

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment loss
Income
Dividends	$942,213
Income on securities loaned	69,323
Dividends from underlying affiliated funds	905
Foreign taxes withheld	(5,664)
Total investment income		$1,006,777
Expenses
Management fee	$1,403,184
Distribution and/or service fees	204,733
Administrative services fee	32,637
Independent Trustees’ compensation	6,330
Custodian fee	40,156
Shareholder communications	21,818
Audit and tax fees	45,135
Legal fees	2,839
Miscellaneous	17,024
Total expenses		$1,773,856
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(86,608)
Net expenses		$1,687,232
Net investment loss		$(680,455)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$5,397,631
Foreign currency	(26,278)
Net realized gain (loss) on investments and foreign currency		$5,371,353
Change in unrealized appreciation (depreciation)
Investments	$25,675,826
Translation of assets and liabilities in foreign currencies	(163)
Net unrealized gain (loss) on investments and foreign currency translation		$25,675,663
Net realized and unrealized gain (loss) on investments and foreign currency		$31,047,016
Change in net assets from operations		$30,366,561

See Notes to Financial Statements

10

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment loss	$(680,455)	$(1,232,958)
Net realized gain (loss) on investments and foreign currency	5,371,353	11,911,446
Net unrealized gain (loss) on investments and foreign currency translation	25,675,663	(27,205,896)
Change in net assets from operations	$30,366,561	$(16,527,408)
Distributions declared to shareholders
From net realized gain on investments	$(15,102,700)	$(14,519,487)
Change in net assets from fund share transactions	$(8,449,969)	$(14,650,729)
Total change in net assets	$6,813,892	$(45,697,624)
Net assets
At beginning of period	149,322,596	195,020,220
At end of period	$156,136,488	$149,322,596

See Notes to Financial Statements

11

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.20	$18.63	$13.64	$8.37	$16.24
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.10)	$(0.07)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	3.19	(1.78)	5.06	5.32	(5.42)
Total from investment operations	$3.14	$(1.88)	$4.99	$5.27	$(5.46)
Less distributions declared to shareholders
From net realized gain on investments	$(1.67)	$(1.55)	$—	$—	$(2.41)
Net asset value, end of period (x)	$16.67	$15.20	$18.63	$13.64	$8.37
Total return (%) (k)(r)(s)(x)	21.22	(10.37)	36.58	62.96	(39.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.04	1.09	1.05	1.02
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.95
Net investment loss	(0.31)	(0.55)	(0.48)	(0.49)	(0.28)
Portfolio turnover	120	176	192	153	127
Net assets at end of period (000 omitted)	$72,880	$69,664	$87,806	$78,620	$59,861

See Notes to Financial Statements

12

MFS New Discovery Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.72	$18.13	$13.31	$8.18	$15.97
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.14)	$(0.11)	$(0.07)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	3.08	(1.72)	4.93	5.20	(5.31)
Total from investment operations	$2.99	$(1.86)	$4.82	$5.13	$(5.38)
Less distributions declared to shareholders
From net realized gain on investments	$(1.67)	$(1.55)	$—	$—	$(2.41)
Net asset value, end of period (x)	$16.04	$14.72	$18.13	$13.31	$8.18
Total return (%) (k)(r)(s)(x)	20.88	(10.55)	36.21	62.71	(39.76)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.29	1.34	1.30	1.27
Expenses after expense reductions (f)	1.20	1.20	1.20	1.20	1.20
Net investment loss	(0.55)	(0.80)	(0.73)	(0.74)	(0.54)
Portfolio turnover	120	176	192	153	127
Net assets at end of period (000 omitted)	$83,257	$79,659	$107,214	$115,516	$104,937

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS New Discovery Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$143,205,393	$—	$—	$143,205,393
Greece	3,472,282	—	—	3,472,282
British Virgin Islands	2,205,233	—	—	2,205,233
Australia	—	1,994,434	—	1,994,434
India	994,951	—	—	994,951
Canada	651,798	—	—	651,798
Israel	591,266	—	—	591,266
Mutual Funds	3,087,063	—	—	3,087,063
Total Investments	$154,207,986	$1,994,434	$—	$156,202,420

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

MFS New Discovery Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$15,102,700	$10,192,031
Long-term capital gains	—	4,327,456
Total distributions	$15,102,700	$14,519,487

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$143,053,208
Gross appreciation	20,271,846
Gross depreciation	(7,122,634)
Net unrealized appreciation (depreciation)	$13,149,212
Undistributed ordinary income	2,627,242
Other temporary differences	(743)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$7,020,338	$6,701,669
Service Class	8,082,362	7,817,818
Total	$15,102,700	$14,519,487

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

16

MFS New Discovery Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $86,050 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0209% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,294 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $558, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $186,226,444 and $212,583,640, respectively.

17

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	185,133	$3,029,396	389,956	$6,770,709
Service Class	707,513	11,160,128	488,436	7,547,690
	892,646	$14,189,524	878,392	$14,318,399
Shares issued to shareholders in reinvestment of distributions
Initial Class	443,203	$7,020,338	424,694	$6,701,669
Service Class	529,644	8,082,362	511,303	7,817,818
	972,847	$15,102,700	935,997	$14,519,487
Shares reacquired
Initial Class	(839,595)	$(14,044,726)	(944,373)	$(17,044,090)
Service Class	(1,460,233)	(23,697,467)	(1,498,709)	(26,444,525)
	(2,299,828)	$(37,742,193)	(2,443,082)	$(43,488,615)
Net change
Initial Class	(211,259)	$(3,994,992)	(129,723)	$(3,571,712)
Service Class	(223,076)	(4,454,977)	(498,970)	(11,079,017)
	(434,335)	$(8,449,969)	(628,693)	$(14,650,729)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,009 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	529,518	41,906,720	(39,433,450)	3,002,788

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$905	$3,002,788

18

MFS New Discovery Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS New Discovery Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS New Discovery Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS New Discovery Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

MFS New Discovery Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2012

MFS® VALUE PORTFOLIO

MFS® Variable Insurance Trust II

EIS-ANN

MFS® VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International, Inc.	3.5%
JPMorgan Chase & Co.	3.5%
Pfizer, Inc.	3.4%
Lockheed Martin Corp.	3.4%
Johnson & Johnson	3.2%
Goldman Sachs Group, Inc.	2.6%
Accenture PLC, “A”	2.2%
Chevron Corp.	2.1%
AT&T, Inc.	2.1%
United Technologies Corp.	2.0%

Equity sectors
Financial Services	21.7%
Health Care	13.4%
Consumer Staples	13.0%
Industrial Goods & Services	12.2%
Leisure	7.3%
Energy	7.0%
Utilities & Communications	4.6%
Technology	4.2%
Retailing	4.1%
Basic Materials	4.0%
Special Products & Services	3.1%
Autos & Housing	2.9%
Transportation	2.0%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Value Portfolio (“fund”) provided a total return of 16.22%, while Service Class shares of the fund provided a total return of 15.97%. These compare with a return of 17.51% over the same period for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

The combination of weak stock selection and an underweight position in the financial services sector detracted from performance relative to the Russell 1000 Value Index. The fund’s underweight position in financial services firm Bank of America (h), and holdings of consumer and business payment processor Western Union (b), held back relative performance. Shares of Bank of America traded higher as the company reported earnings results that beat analysts’ expectations which demonstrated the effectiveness of the bank’s cost-cutting efforts. In addition, banks as a group were among the best-performing stocks during the reporting period. Not holding shares of strong-performing financial services firm Citigroup also weakened relative results.

Stock selection in the retailing sector dampened relative returns. There were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Stocks in other sectors that detracted from relative performance included oil and gas exploration and production company Occidental Petroleum, tobacco company Philip Morris International, global food company General Mills, and diversified technology products and services company International Business Machines (b). Holdings of voice and data communications services company Vodafone Group (b), and the timing of the fund’s ownership in shares of semiconductor company Intel, also hurt relative results. Shares of Vodafone struggled as weak economic conditions in Europe weighed on the shares of many telecommunications companies in 2012.

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the technology sector aided relative performance. The fund’s underweight position in shares of poor-performing computer products and services provider Hewlett-Packard helped relative returns. The stock declined as management provided guidance for fiscal 2013 which was below analysts’ expectations. Management expressed caution regarding current trends and forecasted the fiscal year to be a “fix and rebuild year” with broad-based profit declines. Additionally, the market’s concern over potential accounting issues associated with the company’s acquisition of Autonomy (h) appeared to have weighed on results. Holdings of enterprise software products maker Oracle (b) also supported relative returns as the stock outperformed the benchmark during the reporting period.

An underweight allocation to the utilities & communications sector boosted relative performance. Within this sector, the fund’s avoidance of poor-performing electric company Exelon strengthened relative results. Management announced that in an effort to

3

MFS Value Portfolio

Management Review – continued

retain its investment grade rating, in the face of rising debt levels, it would be reducing its capital expenditure plans and also indicated that if power prices did not increase, the company would have to reevaluate its dividend. The risk of a potential dividend cut appeared to have weighed heavily on its share price.

Stock selection in the basic materials sector also supported relative performance. Holdings of stand-out-performing chemical company PPG Industries (b) aided results during the reporting period.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, alcoholic drink producer Diageo (b), household products maker Procter & Gamble, paint and coatings manufacturer Sherwin Williams (b)(h), management consulting firm Accenture (b), and financial services firm JPMorgan Chase, were among the fund’s top relative contributors.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	16.22%	1.01%	7.80%
Service Class	8/24/01	15.97%	0.76%	7.53%

Comparative benchmark
Russell 1000 Value Index (f)		17.51%	0.59%	7.38%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.80%	$1,000.00	$1,076.18	$4.18
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
Service Class	Actual	1.05%	$1,000.00	$1,074.72	$5.48
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 8.2%
Honeywell International, Inc.	87,780	$5,571,397
Lockheed Martin Corp.	115,007	10,613,996
Northrop Grumman Corp.	48,350	3,267,493
United Technologies Corp.	75,655	6,204,467

		$25,657,353

Alcoholic Beverages – 1.9%
Diageo PLC	204,242	$5,946,000

Automotive – 1.9%
Delphi Automotive PLC (a)	49,840	$1,906,380
General Motors Co. (a)	24,390	703,164
Johnson Controls, Inc.	108,955	3,344,919

		$5,954,463

Broadcasting – 4.0%
Omnicom Group, Inc.	70,798	$3,537,068
Viacom, Inc., “B”	69,040	3,641,170
Walt Disney Co.	110,542	5,503,886

		$12,682,124

Brokerage & Asset Managers – 2.0%
BlackRock, Inc.	20,942	$4,328,921
Franklin Resources, Inc.	16,480	2,071,536

		$6,400,457

Business Services – 3.1%
Accenture PLC, “A”	101,717	$6,764,181
Dun & Bradstreet Corp.	18,887	1,485,463
Fiserv, Inc. (a)	20,380	1,610,631

		$9,860,275

Cable TV – 1.0%
Comcast Corp., “Special A”	87,070	$3,130,166

Chemicals – 3.1%
3M Co.	57,648	$5,352,617
PPG Industries, Inc.	32,537	4,403,883

		$9,756,500

Computer Software – 1.5%
Oracle Corp.	142,323	$4,742,202

Computer Software – Systems – 2.0%
Hewlett-Packard Co.	32,070	$456,998
International Business Machines Corp.	30,175	5,780,021

		$6,237,019

Construction – 1.0%
Stanley Black & Decker, Inc.	44,126	$3,264,000

Consumer Products – 0.5%
Procter & Gamble Co.	22,508	$1,528,068

Electrical Equipment – 2.8%
Danaher Corp.	71,590	$4,001,881
Pentair Ltd.	25,806	1,268,365

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – continued
Tyco International Ltd.	114,900	$3,360,825

		$8,631,071

Electronics – 0.7%
Intel Corp.	104,382	$2,153,401

Energy – Independent – 2.8%
Apache Corp.	23,455	$1,841,217
EOG Resources, Inc.	18,092	2,185,333
Occidental Petroleum Corp.	61,787	4,733,502

		$8,760,052

Energy – Integrated – 4.0%
Chevron Corp.	61,273	$6,626,062
Exxon Mobil Corp.	67,387	5,832,345

		$12,458,407

Engineering – Construction – 0.2%
Fluor Corp.	8,330	$489,304

Food & Beverages – 5.5%
Coca-Cola Enterprises, Inc.	27,070	$858,931
Dr Pepper Snapple Group, Inc.	33,860	1,495,935
General Mills, Inc.	118,170	4,775,250
Groupe Danone	48,333	3,193,343
J.M. Smucker Co.	10,030	864,987
Kellogg Co.	20,600	1,150,510
Nestle S.A.	54,586	3,556,908
PepsiCo, Inc.	20,143	1,378,385

		$17,274,249

Food & Drug Stores – 1.5%
CVS Caremark Corp.	93,933	$4,541,661

General Merchandise – 1.7%
Kohl’s Corp.	19,710	$847,136
Target Corp.	72,990	4,318,818

		$5,165,954

Insurance – 7.2%
ACE Ltd.	45,780	$3,653,244
Aon PLC	59,770	3,323,212
Chubb Corp.	32,325	2,434,719
MetLife, Inc.	159,858	5,265,723
Prudential Financial, Inc.	69,507	3,706,808
Travelers Cos., Inc.	59,085	4,243,485

		$22,627,191

Leisure & Toys – 0.8%
Hasbro, Inc.	72,483	$2,602,140

Machinery & Tools – 0.9%
Eaton Corp. PLC	51,310	$2,781,002

7

MFS Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 11.3%
Bank of New York Mellon Corp.	195,765	$5,031,160
Goldman Sachs Group, Inc.	63,242	8,067,150
JPMorgan Chase & Co.	249,072	10,951,696
PNC Financial Services Group, Inc.	37,405	2,181,086
State Street Corp.	66,345	3,118,878
Wells Fargo & Co.	178,922	6,115,554

		$35,465,524

Medical & Health Technology & Services – 0.5%
Quest Diagnostics, Inc.	27,830	$1,621,654

Medical Equipment – 3.3%
Becton, Dickinson & Co.	20,682	$1,617,126
Medtronic, Inc.	83,680	3,432,554
St. Jude Medical, Inc.	66,470	2,402,226
Thermo Fisher Scientific, Inc.	47,555	3,033,058

		$10,484,964

Oil Services – 0.2%
Transocean, Inc.	16,290	$727,348

Other Banks & Diversified Financials – 1.2%
MasterCard, Inc., “A”	2,980	$1,464,014
Western Union Co.	161,715	2,200,941

		$3,664,955

Pharmaceuticals – 9.6%
Abbott Laboratories	70,702	$4,630,981
Johnson & Johnson	142,797	10,010,070
Merck & Co., Inc.	69,742	2,855,237
Pfizer, Inc.	425,628	10,674,750
Roche Holding AG	9,101	1,854,100

		$30,025,138

Printing & Publishing – 1.1%
McGraw-Hill Cos., Inc.	29,430	$1,608,938
Moody’s Corp.	39,000	1,962,480

		$3,571,418

Railroad & Shipping – 0.5%
Canadian National Railway Co.	16,720	$1,521,687

Restaurants – 0.4%
McDonald’s Corp.	14,360	$1,266,696

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	33,307	$2,798,454

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	25,210	$1,823,943
Staples, Inc.	93,840	1,069,776

		$2,893,719

Telecommunications – Wireless – 1.6%
Vodafone Group PLC	2,038,048	$5,125,418

Telephone Services – 2.1%
AT&T, Inc.	194,172	$6,545,538

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 5.1%
Altria Group, Inc.	52,222	$1,640,815
Lorillard, Inc.	28,100	3,278,427
Philip Morris International, Inc.	132,935	11,118,683

		$16,037,925

Trucking – 1.5%
United Parcel Service, Inc., “B”	63,610	$4,689,965

Utilities – Electric Power – 0.8%
PG&E Corp.	30,758	$1,235,856
PPL Corp.	20,552	588,404
Public Service Enterprise Group, Inc.	20,443	625,556

		$2,449,816

Total Common Stocks (Identified Cost, $254,033,767)		$311,533,278

CONVERTIBLE PREFERRED STOCKS – 0.2%
Aerospace – 0.1%
United Technologies Corp., 7.5%	5,450	$303,619

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	6,380	$333,738

Total Convertible Preferred Stocks (Identified Cost, $591,500)		$637,357

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	1,687,422	$1,687,422

Total Investments (Identified Cost, $256,312,689)		$313,858,057

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(87,786)

Net Assets – 100.0%		$313,770,271

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $254,625,267)	$312,170,635
Underlying affiliated funds, at cost and value	1,687,422
Total investments, at value (identified cost, $256,312,689)	$313,858,057
Cash	5,393
Receivables for
Fund shares sold	1,611
Interest and dividends	571,379
Other assets	5,467
Total assets		$314,441,907
Liabilities
Payables for
Investments purchased	$40,451
Fund shares reacquired	549,287
Payable to affiliates
Investment adviser	26,191
Distribution and/or service fees	5,260
Accrued expenses and other liabilities	50,447
Total liabilities		$671,636
Net assets		$313,770,271
Net assets consist of
Paid-in capital	$230,366,785
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	57,548,569
Accumulated net realized gain (loss) on investments and foreign currency	16,685,038
Undistributed net investment income	9,169,879
Net assets		$313,770,271
Shares of beneficial interest outstanding		22,994,421

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$120,664,767	8,790,517	$13.73
Service Class	193,105,504	14,203,904	13.60

See Notes to Financial Statements

9

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$13,744,171
Interest	10,779
Dividends from underlying affiliated funds	5,961
Foreign taxes withheld	(90,207)
Total investment income		$13,670,704
Expenses
Management fee	$3,720,685
Distribution and/or service fees	510,427
Administrative services fee	81,568
Independent Trustees’ compensation	20,797
Custodian fee	54,319
Shareholder communications	16,240
Audit and tax fees	46,840
Legal fees	8,497
Miscellaneous	29,337
Total expenses		$4,488,710
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(1,844)
Net expenses		$4,486,861
Net investment income		$9,183,843
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$19,848,464
Foreign currency	(7,000)
Net realized gain (loss) on investments and foreign currency		$19,841,464
Change in unrealized appreciation (depreciation)
Investments	$44,591,348
Translation of assets and liabilities in foreign currencies	10,343
Net unrealized gain (loss) on investments and foreign currency translation		$44,601,691
Net realized and unrealized gain (loss) on investments and foreign currency		$64,443,155
Change in net assets from operations		$73,626,998

See Notes to Financial Statements

10

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$9,183,843	$8,824,407
Net realized gain (loss) on investments and foreign currency	19,841,464	25,313,395
Net unrealized gain (loss) on investments and foreign currency translation	44,601,691	(32,312,741)
Change in net assets from operations	$73,626,998	$1,825,061
Distributions declared to shareholders
From net investment income	$(8,840,197)	$(7,907,338)
From net realized gain on investments	(24,335,355)	(35,328,011)
Total distributions declared to shareholders	$(33,175,552)	$(43,235,349)
Change in net assets from fund share transactions	$(238,128,206)	$21,633,004
Total change in net assets	$(197,676,760)	$(19,777,284)
Net assets
At beginning of period	511,447,031	531,224,315
At end of period (including undistributed net investment income of $9,169,879 and $8,833,233, respectively)	$313,770,271	$511,447,031

See Notes to Financial Statements

11

MFS Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.64	$13.91		$12.64	$10.70	$18.78
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24		$0.20	$0.22	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.76	(0.31)		1.25	1.92	(5.50)
Total from investment operations	$2.02	$(0.07)		$1.45	$2.14	$(5.25)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)		$(0.18)	$(0.20)	$(0.30)
From net realized gain on investments	(0.67)	(0.97)		—	—	(2.53)
Total distributions declared to shareholders	$(0.93)	$(1.20)		$(0.18)	$(0.20)	$(2.83)
Net asset value, end of period (x)	$13.73	$12.64		$13.91	$12.64	$10.70
Total return (%) (k)(r)(s)(x)	16.22	(0.00	)(w)	11.51	20.49	(32.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82		0.84	0.85	0.84
Expenses after expense reductions (f)	0.80	N/A		N/A	N/A	N/A
Net investment income	1.93	1.81		1.59	1.98	1.75
Portfolio turnover	15	22		34	27	44
Net assets at end of period (000 omitted)	$120,665	$307,523		$298,799	$268,001	$146,011

See Notes to Financial Statements

12

MFS Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.52	$13.79	$12.54	$10.61	$18.66
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.21	$0.17	$0.19	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	(0.31)	1.23	1.91	(5.48)
Total from investment operations	$1.97	$(0.10)	$1.40	$2.10	$(5.26)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.15)	$(0.17)	$(0.26)
From net realized gain on investments	(0.67)	(0.97)	—	—	(2.53)
Total distributions declared to shareholders	$(0.89)	$(1.17)	$(0.15)	$(0.17)	$(2.79)
Net asset value, end of period (x)	$13.60	$12.52	$13.79	$12.54	$10.61
Total return (%) (k)(r)(s)(x)	15.97	(0.29)	11.22	20.30	(32.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.09	1.10	1.09
Expenses after expense reductions (f)	1.05	N/A	N/A	N/A	N/A
Net investment income	1.73	1.54	1.33	1.73	1.62
Portfolio turnover	15	22	34	27	44
Net assets at end of period (000 omitted)	$193,106	$203,924	$232,425	$228,388	$165,519

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Value Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$290,973,179	$—	$—	$290,973,179
United Kingdom	—	11,071,418	—	11,071,418
Switzerland	3,556,908	1,854,100	—	5,411,008
France	—	3,193,343	—	3,193,343
Canada	1,521,687	—	—	1,521,687
Mutual Funds	1,687,422	—	—	1,687,422
Total Investments	$297,739,196	$16,118,861	$—	$313,858,057

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $11,071,418 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $3,556,908 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Value Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$12,869,003	$9,458,810
Long-term capital gains	20,306,549	33,776,539
Total distributions	$33,175,552	$43,235,349

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$257,029,198
Gross appreciation	63,391,324
Gross depreciation	(6,562,465)
Net unrealized appreciation (depreciation)	$56,828,859
Undistributed ordinary income	12,307,197
Undistributed long-term capital gain	16,253,160
Capital loss carryforwards	(1,988,931)
Other temporary differences	3,201

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	$(1,874,262)
12/31/16	(114,669)
Total	$(1,988,931)

The availability of $1,988,931 of the capital loss carryforwards, which were acquired on June 26, 2009 in connection with the MFS Strategic Value Portfolio and on December 4, 2009 in connection with the Mid Cap Value Portfolio mergers, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

16

MFS Value Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$5,626,721	$4,858,021	$14,575,946	$20,263,116
Service Class	3,213,476	3,049,317	9,759,409	15,064,895
Total	$8,840,197	$7,907,338	$24,335,355	$35,328,011

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012 , the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,143 and are

17

MFS Value Portfolio

Notes to Financial Statements – continued

included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,844, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $73,756,291 and $328,998,280, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	807,884	$10,887,580	4,023,037	$52,098,813
Service Class	408,431	5,468,944	1,151,500	14,661,660
	1,216,315	$16,356,524	5,174,537	$66,760,473
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,522,432	$20,202,667	2,096,923	$25,121,137
Service Class	985,782	12,972,885	1,524,766	18,114,212
	2,508,214	$33,175,552	3,621,689	$43,235,349
Shares reacquired
Initial Class	(17,870,918)	$(240,747,874)	(3,262,487)	$(45,265,120)
Service Class	(3,477,370)	(46,912,408)	(3,242,419)	(43,097,698)
	(21,348,288)	$(287,660,282)	(6,504,906)	$(88,362,818)
Net change
Initial Class	(15,540,602)	$(209,657,627)	2,857,473	$31,954,830
Service Class	(2,083,157)	(28,470,579)	(566,153)	(10,321,826)
	(17,623,759)	$(238,128,206)	2,291,320	$21,633,004

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $3,315 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,110,358	228,133,998	(230,556,934)	1,687,422

Underlying Affiliated Fund	Realized Gain(Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,961	$1,687,422

18

MFS Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

MFS Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $22,338,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.81% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2012

MFS® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	4.9%
Apple, Inc.	4.2%
Pfizer, Inc.	2.2%
ACE Ltd.	2.1%
Philip Morris International, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
Google, Inc., “A”	1.4%
Visa, Inc., “A”	1.2%
Verizon Communications, Inc.	1.2%
Oracle Corp.	1.2%

Equity sectors (i)
Financial Services	17.7%
Technology (s)	15.7%
Health Care	10.7%
Energy	9.7%
Industrial Goods & Services	7.8%
Consumer Staples	7.4%
Utilities & Communications	6.7%
Leisure	6.3%
Retailing	6.0%
Basic Materials	3.8%
Special Products & Services	2.5%
Autos & Housing	2.3%
Transportation	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of 16.46%, while Service Class shares of the fund provided a total return of 16.24%. These compare with a return of 16.42% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Within this sector, the fund’s holdings of computer and personal electronics maker Apple and information technology infrastructure management provider SolarWinds aided relative results as both stocks outperformed the benchmark. Shares of Apple traded higher throughout most of the period due to continued strong demand for its iPhone and iPad products as well as favorable rulings for the firm’s patent infringement lawsuit against Samsung allowing the company to solidify its market share in the smartphone and tablet markets. The fund’s avoidance of poor-performing semiconductor company Intel also helped relative results.

Security selection in the leisure sector contributed to relative performance, led by the fund’s holdings of media and entertainment company News Corp.

Elsewhere, the fund’s overweight positions in specialized payment products and services provider FleetCor Technologies, auto parts manufacturer Delphi Automotive, biotech firm Gilead Sciences, global payments technology company Visa, Inc., and global financial services firm JPMorgan Chase strengthened relative returns. Visa’s shares traded higher over the period as consumer spending improved relative to prior years, allowing the company to consistently beat earnings expectations throughout the year. The fund’s timing of ownership in shares of pharmaceutical company Merck (h) contributed to relative performance.

Detractors from Performance

Security selection in the financial services sector detracted from performance relative to the Russell 3000 Index. Not owning shares of strong-performing financial services firm Bank of America, as well as timing of ownership in shares of global bank Citigroup and diversified financial services firm Wells-Fargo, held back relative results. Shares of Bank of America traded higher as the company reported earnings results that beat analysts’ expectations which appeared to have demonstrated the effectiveness of the bank’s cost-cutting efforts.

Stock selection in the basic materials sector hindered relative performance during the quarter. There were no individual holdings within this sector that were among the fund’s top relative detractors for the period.

Elsewhere, holding shares of computer products and service provider Hewlett-Packard Co., higher education company DeVry (h), mining equipment manufacturer Joy Global, semiconductor manufacturer Microchip Technology, Israeli-headquartered security software provider Check Point Software Technologies Ltd (b), and integrated oil and gas company Exxon Mobil weakened relative returns. Shares of Check Point Software Technologies traded lower as stronger competitive forces in its industry and a challenging global economic landscape weighed on the firm’s profitability. The fund’s timing of ownership in shares of home improvement retailer Home Depot (h) held back relative results.

3

MFS Core Equity Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	16.46%	1.96%	7.84%
Service Class	8/24/01	16.24%	1.70%	7.57%

Comparative benchmark
Russell 3000 Index (f)		16.42%	2.04%	7.68%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.85%	$1,000.00	$1,078.05	$4.44
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$1,077.55	$5.74
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 3.1%
Embraer S.A., ADR	7,930	$226,084
Honeywell International, Inc.	22,900	1,453,463
Lockheed Martin Corp.	4,500	415,305
Precision Castparts Corp.	5,400	1,022,868
United Technologies Corp.	15,310	1,255,573

		$4,373,293

Apparel Manufacturers – 1.3%
Guess?, Inc.	20,040	$491,782
NIKE, Inc., “B”	13,480	695,568
VF Corp.	3,680	555,570

		$1,742,920

Automotive – 1.5%
Delphi Automotive PLC (a)	36,550	$1,398,035
General Motors Co. (a)	23,300	671,739

		$2,069,774

Biotechnology – 1.9%
Biogen Idec, Inc. (a)	4,140	$607,214
Celgene Corp. (a)	9,860	776,179
Gilead Sciences, Inc. (a)	10,550	774,898
ViroPharma, Inc. (a)	23,820	542,143

		$2,700,434

Broadcasting – 2.0%
Interpublic Group of Companies, Inc.	18,680	$205,854
News Corp., “A”	54,900	1,402,146
Walt Disney Co.	24,020	1,195,956

		$2,803,956

Brokerage & Asset Managers – 1.1%
BlackRock, Inc.	2,369	$489,696
Franklin Resources, Inc.	2,050	257,685
FXCM, Inc. “A”	16,880	169,982
GFI Group, Inc.	34,170	110,711
NASDAQ OMX Group, Inc.	18,575	464,561

		$1,492,635

Business Services – 1.7%
Accenture PLC, “A”	8,590	$571,235
Automatic Data Processing, Inc.	11,600	661,316
FleetCor Technologies, Inc. (a)	14,490	777,389
Performant Financial Corp. (a)	32,250	325,725

		$2,335,665

Cable TV – 1.3%
Comcast Corp., “Special A”	26,640	$957,708
Time Warner Cable, Inc.	8,570	832,918

		$1,790,626

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 0.9%
Celanese Corp.	17,680	$787,290
PPG Industries, Inc.	2,980	403,343

		$1,190,633

Computer Software – 4.6%
Autodesk, Inc. (a)	9,940	$351,379
Check Point Software Technologies Ltd. (a)	22,440	1,069,042
Citrix Systems, Inc. (a)	13,540	890,255
Microsoft Corp.	6,430	171,874
Nuance Communications, Inc. (a)	15,660	349,531
Oracle Corp.	48,340	1,610,689
Salesforce.com, Inc. (a)	7,260	1,220,406
SolarWinds, Inc. (a)	7,700	403,865
TIBCO Software, Inc. (a)	13,530	297,795

		$6,364,836

Computer Software – Systems – 6.2%
Apple, Inc. (s)	10,990	$5,858,000
EMC Corp. (a)	50,520	1,278,156
FleetMatics Group PLC (a)	8,610	216,628
Hewlett-Packard Co.	53,590	763,655
International Business Machines Corp.	730	139,830
Verifone Systems, Inc. (a)	13,630	404,538

		$8,660,807

Construction – 0.8%
Eagle Materials, Inc.	3,600	$210,600
Stanley Black & Decker, Inc.	12,590	931,282

		$1,141,882

Consumer Products – 2.0%
Colgate-Palmolive Co.	14,370	$1,502,240
International Flavors & Fragrances, Inc.	8,930	594,202
Newell Rubbermaid, Inc.	30,030	668,768

		$2,765,210

Consumer Services – 0.8%
Grand Canyon Education, Inc. (a)	6,930	$162,647
Priceline.com, Inc. (a)	1,520	944,224

		$1,106,871

Containers – 1.2%
Packaging Corp. of America	15,150	$582,821
Silgan Holdings, Inc.	24,820	1,032,264

		$1,615,085

Electrical Equipment – 1.9%
AMETEK, Inc.	16,100	$604,877
Danaher Corp.	25,270	1,412,593
Sensata Technologies Holding B.V. (a)	9,750	316,680
W.W. Grainger, Inc.	1,510	305,579

		$2,639,729

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.5%
Altera Corp.	39,380	$1,356,247
ASML Holding N.V.	7,099	457,247
KLA-Tencor Corp.	2,660	127,042
Linear Technology Corp.	13,060	447,958
Microchip Technology, Inc.	32,890	1,071,885

		$3,460,379

Energy – Independent – 3.2%
Cabot Oil & Gas Corp.	11,120	$553,109
Concho Resources, Inc. (a)	4,270	343,991
CONSOL Energy, Inc.	3,790	121,659
EOG Resources, Inc.	4,630	559,258
EQT Corp.	8,890	524,332
Noble Energy, Inc.	8,650	880,051
Occidental Petroleum Corp.	6,110	468,087
Peabody Energy Corp.	4,020	106,972
Pioneer Natural Resources Co.	5,560	592,640
SM Energy Co.	4,632	241,837

		$4,391,936

Energy – Integrated – 4.9%
Exxon Mobil Corp. (s)	79,486	$6,879,513

Food & Beverages – 3.1%
Coca-Cola Co.	41,340	$1,498,575
Coca-Cola Enterprises, Inc.	15,050	477,534
General Mills, Inc.	20,260	818,707
Mead Johnson Nutrition Co., “A”	7,340	483,633
Mondelez International, Inc.	39,680	1,010,650

		$4,289,099

Food & Drug Stores – 1.0%
CVS Caremark Corp.	22,360	$1,081,106
Kroger Co.	10,390	270,348

		$1,351,454

Gaming & Lodging – 0.6%
Las Vegas Sands Corp.	12,750	$588,540
Wynn Resorts Ltd.	2,480	278,975

		$867,515

General Merchandise – 1.1%
Target Corp.	26,410	$1,562,680

Health Maintenance Organizations – 0.8%
Aetna, Inc.	21,230	$982,949
UnitedHealth Group, Inc.	1,240	67,258

		$1,050,207

Insurance – 3.9%
ACE Ltd.	36,540	$2,915,892
American International Group, Inc. (a)	27,840	982,752
MetLife, Inc.	32,910	1,084,055
Validus Holdings Ltd.	11,640	402,511

		$5,385,210

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 2.6%
eBay, Inc. (a)	9,620	$490,812
Google, Inc., “A” (a)	2,740	1,943,674
Millennial Media, Inc. (a)	20,960	262,629
Rackspace Hosting, Inc. (a)	8,420	625,353
Shutterfly, Inc. (a)	9,590	286,453

		$3,608,921

Leisure & Toys – 0.3%
Activision Blizzard, Inc.	20,240	$214,949
Brunswick Corp.	6,140	178,613

		$393,562

Machinery & Tools – 2.8%
Eaton Corp. PLC	19,000	$1,029,800
Joy Global, Inc.	15,110	963,716
Kennametal, Inc.	13,860	554,400
Roper Industries, Inc.	12,580	1,402,418

		$3,950,334

Major Banks – 4.5%
Goldman Sachs Group, Inc.	5,800	$739,848
JPMorgan Chase & Co. (s)	49,610	2,181,352
PNC Financial Services Group, Inc.	18,230	1,062,991
State Street Corp.	17,740	833,957
Wells Fargo & Co.	41,670	1,424,281

		$6,242,429

Medical & Health Technology & Services – 1.2%
AmerisourceBergen Corp.	10,520	$454,254
Cerner Corp. (a)	2,190	170,032
Express Scripts Holding Co. (a)	12,260	662,040
Henry Schein, Inc. (a)	2,810	226,093
Quest Diagnostics, Inc.	2,180	127,029

		$1,639,448

Medical Equipment – 2.3%
Cooper Cos., Inc.	8,170	$755,562
Covidien PLC	18,490	1,067,613
Sirona Dental Systems, Inc. (a)	3,440	221,742
St. Jude Medical, Inc.	19,370	700,032
Thermo Fisher Scientific, Inc.	8,100	516,618

		$3,261,567

Metals & Mining – 0.6%
Cliffs Natural Resources, Inc.	6,270	$241,771
Lundin Mining Corp. (a)	52,960	272,600
Teck Resources Ltd., “B”	10,364	376,655

		$891,026

Natural Gas – Distribution – 0.4%
Spectra Energy Corp.	22,250	$609,205

Natural Gas – Pipeline – 0.3%
Kinder Morgan, Inc.	10,778	$380,787

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 0.5%
Fortinet, Inc. (a)	26,150	$550,980
Juniper Networks, Inc. (a)	9,340	183,718

		$734,698

Oil Services – 1.6%
Cameron International Corp. (a)	11,380	$642,515
Dresser-Rand Group, Inc. (a)	9,590	538,383
FMC Technologies, Inc. (a)	6,860	293,814
Oil States International, Inc. (a)	1,990	142,365
Schlumberger Ltd.	6,830	473,251
Transocean, Inc.	4,080	182,172

		$2,272,500

Other Banks & Diversified Financials – 4.6%
American Express Co.	4,900	$281,652
BancorpSouth, Inc.	10,760	156,450
CapitalSource, Inc.	52,240	395,979
CIT Group, Inc. (a)	22,550	871,332
Citigroup, Inc.	25,940	1,026,186
EuroDekania Ltd. (a)(z)	100,530	130,373
Fifth Third Bancorp	58,940	895,299
PrivateBancorp, Inc.	30,510	467,413
Visa, Inc., “A”	11,290	1,711,338
Western Union Co.	29,180	397,140

		$6,333,162

Pharmaceuticals – 4.5%
Abbott Laboratories	16,610	$1,087,955
Eli Lilly & Co.	6,830	336,856
Johnson & Johnson	16,790	1,176,979
Perrigo Co.	2,330	242,390
Pfizer, Inc.	119,612	2,999,869
Teva Pharmaceutical Industries Ltd., ADR	9,940	371,160

		$6,215,209

Printing & Publishing – 0.5%
Moody’s Corp.	13,190	$663,721

Railroad & Shipping – 0.9%
Union Pacific Corp.	10,230	$1,286,116

Real Estate – 3.6%
Atrium European Real Estate Ltd.	32,650	$191,779
BioMed Realty Trust, Inc., REIT	53,190	1,028,163
Equity Lifestyle Properties, Inc., REIT	5,000	336,450
Mid-America Apartment Communities, Inc., REIT	23,580	1,526,805
Public Storage, Inc., REIT	5,600	811,776
Tanger Factory Outlet Centers, Inc., REIT	34,040	1,164,168

		$5,059,141

Restaurants – 1.6%
McDonald’s Corp.	17,210	$1,518,094
Starbucks Corp.	13,040	699,205

		$2,217,299

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.1%
Airgas, Inc.	4,970	$453,711
Albemarle Corp.	6,510	404,401
Ecolab, Inc.	9,500	683,050

		$1,541,162

Specialty Stores – 2.6%
Amazon.com, Inc. (a)	880	$221,003
AutoZone, Inc. (a)	1,790	634,430
Bed Bath & Beyond, Inc. (a)	10,540	589,291
Children’s Place Retail Store, Inc. (a)	8,760	387,980
Express, Inc. (a)	33,620	507,326
rue21, Inc. (a)	16,420	466,164
Tiffany & Co.	8,570	491,404
Urban Outfitters, Inc. (a)	9,230	363,293

		$3,660,891

Telecommunications – Wireless – 0.7%
American Tower Corp., REIT	7,310	$564,844
SBA Communications Corp. (a)	4,820	342,316

		$907,160

Telephone Services – 2.2%
AT&T, Inc.	35,790	$1,206,481
Frontier Communications Corp.	62,110	265,831
Verizon Communications, Inc.	38,120	1,649,452

		$3,121,764

Tobacco – 2.3%
Lorillard, Inc.	8,770	$1,023,196
Philip Morris International, Inc.	26,260	2,196,386

		$3,219,582

Trucking – 1.2%
Expeditors International of Washington, Inc.	17,650	$698,058
Swift Transportation Co. (a)	106,600	972,192

		$1,670,250

Utilities – Electric Power – 2.4%
AES Corp.	31,900	$341,330
American Electric Power Co., Inc.	11,720	500,210
Calpine Corp. (a)	27,590	500,207
CMS Energy Corp.	25,680	626,078
Edison International	9,400	424,786
Great Plains Energy, Inc.	24,630	500,235
PG&E Corp.	9,880	396,978

		$3,289,824

Total Common Stocks (Identified Cost, $122,387,004)		$137,202,107

CONVERTIBLE PREFERRED STOCKS – 0.6%
Utilities – Electric Power – 0.6%
PPL Corp., 9.5%	8,010	$419,003
PPL Corp., 8.75%	7,350	394,916

Total Convertible Preferred Stocks (Identified Cost, $780,978)		$813,919

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $14,373) (a)	$40	2/15/12	7,545	$28,520

Issuer/Expiration Date/Strike Price			Number of Contracts
CALL OPTIONS PURCHASED – 0.0%
Internet – 0.0%
Pandora Media, Inc. – January 2013 @ $13 (Premiums Paid $9,467)			110	$110

Issuer			Shares/Par
MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)			896,829	$896,829

Total Investments (Identified Cost, $124,088,651)				$138,941,485

Issuer/Expiration Date/ Strike Price			Number of Contracts
CALL OPTIONS WRITTEN – (0.0)%
Computer Software – 0.0%
Solarwinds Inc. – January 2014 @ $65			(77)	$(25,410)

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

CALL OPTIONS WRITTEN – continued
Internet – 0.0%
Rackspace Hosting Inc. – January 2014 @ $90	(84)	$(42,840)

Network & Telecom – 0.0%
Fortinet Inc. – January 2014 @ $30	(26)	$(3,250)

Total Call Options Written (Premiums Received, $79,396)		$(71,500)

Issuer	Shares/Par
SECURITIES SOLD SHORT – (0.4)%
Electronics – (0.2)%
Xilinx, Inc.	(8,500)	$(305,150)

Network & Telecom – (0.2)%
EZchip Semiconductor Ltd., Inc. (a)	(7,800)	$(257,946)

Total Securities Sold Short (Proceeds Received, $541,098)		$(563,096)

OTHER ASSETS, LESS LIABILITIES – 0.5%		748,522

Net Assets – 100.0%		$139,055,411

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	3/08/07-6/25/07	$1,412,164	$130,373
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2012, the fund had cash collateral of $570,054 and/or other liquid securities with an aggregate value of $606,875 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $123,191,822)	$138,044,656
Underlying affiliated funds, at cost and value	896,829
Total investments, at value (identified cost, $124,088,651)	$138,941,485
Deposits with brokers	570,054
Receivables for
Investments sold	249,425
Fund shares sold	223,929
Interest and dividends	111,591
Other assets	1,816
Total assets		$140,098,300
Liabilities
Payables for
Securities sold short, at value (proceeds received, $541,098)	$563,096
Investments purchased	132,521
Fund shares reacquired	221,905
Written options outstanding, at value (premiums received, $79,396)	71,500
Payable to affiliates
Investment adviser	11,593
Distribution and/or service fees	1,122
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	41,139
Total liabilities		$1,042,889
Net assets		$139,055,411
Net assets consist of
Paid-in capital	$142,353,869
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	14,838,670
Accumulated net realized gain (loss) on investments and foreign currency	(19,561,494)
Undistributed net investment income	1,424,366
Net assets		$139,055,411
Shares of beneficial interest outstanding		8,645,156

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$97,348,673	6,038,273	$16.12
Service Class	41,706,738	2,606,883	16.00

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$2,713,096
Interest	1,997
Dividends from underlying affiliated funds	1,543
Foreign taxes withheld	(5,808)
Total investment income		$2,710,828
Expenses
Management fee	$1,040,309
Distribution and/or service fees	99,045
Administrative services fee	30,162
Independent Trustees’ compensation	6,052
Custodian fee	21,659
Shareholder communications	14,635
Audit and tax fees	48,762
Legal fees	2,561
Dividend and interest expense on securities sold short	2,678
Miscellaneous	15,629
Total expenses		$1,281,492
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(493)
Net expenses		$1,280,990
Net investment income		$1,429,838
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,442,086
Written options	20,593
Securities sold short	10,018
Foreign currency	(335)
Net realized gain (loss) on investments and foreign currency		$10,472,362
Change in unrealized appreciation (depreciation)
Investments	$9,171,927
Written options	5,306
Securities sold short	(21,998)
Translation of assets and liabilities in foreign currencies	(109)
Net unrealized gain (loss) on investments and foreign currency translation		$9,155,126
Net realized and unrealized gain (loss) on investments and foreign currency		$19,627,488
Change in net assets from operations		$21,057,326

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$1,429,838	$977,380
Net realized gain (loss) on investments and foreign currency	10,472,362	7,098,901
Net unrealized gain (loss) on investments and foreign currency translation	9,155,126	(9,380,672)
Change in net assets from operations	$21,057,326	$(1,304,391)
Distributions declared to shareholders
From net investment income	$(980,068)	$(1,287,609)
Change in net assets from fund share transactions	$(14,733,806)	$(11,636,008)
Total change in net assets	$5,343,452	$(14,228,008)
Net assets
At beginning of period	133,711,959	147,939,967
At end of period (including undistributed net investment income of $1,424,366 and $974,931, respectively)	$139,055,411	$133,711,959

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.95	$14.23	$12.27	$9.43	$16.52
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.11	$0.12	$0.13	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.12	(0.25)	1.98	2.89	(6.11)
Total from investment operations	$2.29	$(0.14)	$2.10	$3.02	$(5.95)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.14)	$(0.18)	$(0.09)
From net realized gain on investments	—	—	—	—	(1.05)
Total distributions declared to shareholders	$(0.12)	$(0.14)	$(0.14)	$(0.18)	$(1.14)
Net asset value, end of period (x)	$16.12	$13.95	$14.23	$12.27	$9.43
Total return (%) (k)(r)(s)(x)	16.46	(0.94)	17.22	32.74	(38.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.88	0.90	0.89	0.88
Expenses after expense reductions (f)	0.85	0.87	0.86	0.85	0.85
Net investment income	1.10	0.75	0.98	1.28	1.22
Portfolio turnover	63	65	69	91	109
Net assets at end of period (000 omitted)	$97,349	$96,375	$112,121	$109,322	$97,648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.85	0.87	0.85	0.85	N/A

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.84	$14.13	$12.19	$9.36	$16.42
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.07	$0.09	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.11	(0.25)	1.97	2.88	(6.08)
Total from investment operations	$2.24	$(0.18)	$2.06	$2.98	$(5.95)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.11)	$(0.12)	$(0.15)	$(0.06)
From net realized gain on investments	—	—	—	—	(1.05)
Total distributions declared to shareholders	$(0.08)	$(0.11)	$(0.12)	$(0.15)	$(1.11)
Net asset value, end of period (x)	$16.00	$13.84	$14.13	$12.19	$9.36
Total return (%) (k)(r)(s)(x)	16.24	(1.25)	16.95	32.44	(38.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.15	1.14	1.13
Expenses after expense reductions (f)	1.10	1.12	1.11	1.10	1.10
Net investment income	0.85	0.51	0.73	1.02	1.00
Portfolio turnover	63	65	69	91	109
Net assets at end of period (000 omitted)	$41,707	$37,337	$35,819	$33,583	$21,684
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.10	1.12	1.10	1.10	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$134,949,606	$110	$—	$134,949,716
Israel	1,440,202	—	—	1,440,202
Canada	649,255	—	—	649,255
Netherlands	457,247	—	—	457,247
Brazil	226,084	—	—	226,084
Austria	191,779	—	—	191,779
United Kingdom	—	—	130,373	130,373
Mutual Funds	896,829	—	—	896,829
Total Investments	$138,811,002	$110	$130,373	$138,941,485
Short Sales	$(563,096)	$—	$—	$(563,096)

Other Financial Instruments
Written Options	$(71,500)	$—	$—	$(71,500)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$252,783
Change in unrealized appreciation (depreciation)	(122,410)
Balance as of 12/31/12	$130,373

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(122,410).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$110	$—
Equity	Written Equity Options	—	(71,500)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$36,323	$20,593

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(9,357)	$5,306

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	36	$3,850
Options written	471	109,313
Options closed	(211)	(25,363)
Options expired	(109)	(8,404)
Outstanding, end of period	187	$79,396

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2012, this expense amounted to $2,678. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$980,068	$1,287,609

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$124,188,636
Gross appreciation	20,046,490
Gross depreciation	(5,293,641)
Net unrealized appreciation (depreciation)	$14,752,849
Undistributed ordinary income	1,424,366
Capital loss carryforwards	(19,428,682)
Other temporary differences	(46,991)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Pre-enactment losses:
12/31/16	$(3,057,756)
12/31/17	(16,370,926)
Total	$(19,428,682)

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$764,938	$1,006,030
Service Class	215,130	281,579
Total	$980,068	$1,287,609

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0217% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,132 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

payments made by the fund in the amount of $493, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $85,914,643 and $99,214,198, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	49,337	$773,627	84,615	$1,181,327
Service Class	406,072	6,223,938	634,165	8,900,700
	455,409	$6,997,565	718,780	$10,082,027
Shares issued to shareholders in reinvestment of distributions
Initial Class	49,415	$764,938	75,471	$1,006,030
Service Class	13,988	215,130	21,267	281,579
	63,403	$980,068	96,738	$1,287,609
Shares reacquired
Initial Class	(971,381)	$(14,911,745)	(1,125,770)	$(16,146,864)
Service Class	(510,896)	(7,799,694)	(492,675)	(6,858,780)
	(1,482,277)	$(22,711,439)	(1,618,445)	$(23,005,644)
Net change
Initial Class	(872,629)	$(13,373,180)	(965,684)	$(13,959,507)
Service Class	(90,836)	(1,360,626)	162,757	2,323,499
	(963,465)	$(14,733,806)	(802,927)	$(11,636,008)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $894 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	757,029	29,202,060	(29,062,260)	896,829

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,543	$896,829

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

23

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

25

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

26

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	49.9%
U.S. Treasury Securities	36.1%
U.S. Government Agencies	5.7%
Commercial Mortgage-Backed Securities	1.3%
High Grade Corporates	1.1%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	0.7%
A	0.4%
BBB	0.3%
U.S. Government	36.1%
Federal Agencies	55.6%
Cash & Other	5.9%

Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	5.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 2.53%, while Service Class shares of the fund provided a total return of 2.27%. These compare with a return of 2.27% over the same period for the fund’s benchmark, the Barclays U.S. Government/Mortgage Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Relative to the Barclays U.S. Government/Mortgage Bond Index, bond selection was a primary contributor to relative results. The fund’s exposure to corporate debt in the financial sector, which is not represented in the benchmark, also benefited relative results as this sector posted strong returns for the reporting period.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another positive factor for relative performance.

Detractors from Performance

The fund’s longer duration (d) stance during the middle portion of the reporting period weighed on relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	2.53%	5.52%	4.66%
Service Class	8/24/01	2.27%	5.26%	4.40%

Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		2.27%	5.46%	4.87%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.60%	$1,000.00	$1,009.10	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.85%	$1,000.00	$1,007.90	$4.29
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 93.7%
Agency – Other – 3.8%
Financing Corp., 9.4%, 2018	$6,495,000	$9,083,316
Financing Corp., 9.8%, 2018	7,760,000	11,098,158
Financing Corp., 10.35%, 2018	3,915,000	5,802,300
Financing Corp., STRIPS, 0%, 2017	10,160,000	9,542,770

		$35,526,544

Asset-Backed & Securitized – 1.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$1,860,000	$2,133,625
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	3,870,649	4,447,546
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 2051	2,223,578	2,365,436
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.811%, 2049	2,275,833	2,653,963

		$11,600,570

Local Authorities – 0.9%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$2,225,000	$2,688,089
Port Authority NY & NJ (168th Series), 4.926%, 2051	2,735,000	3,030,517
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	320,000	398,195
State of California (Build America Bonds), 7.625%, 2040	435,000	628,445
University of California Rev. (Build America Bonds), 5.77%, 2043	1,345,000	1,658,802

		$8,404,048

Medical & Health Technology & Services – 0.1%
Catholic Health Initiatives, 2.95%, 2022	$1,504,000	$1,518,062

Mortgage-Backed – 49.8%
Fannie Mae, 4.325%, 2013	$335,751	$336,676
Fannie Mae, 4.557%, 2013	431,177	431,559
Fannie Mae, 4.579%, 2013	693,239	693,852
Fannie Mae, 5%, 2013-2041	30,475,217	33,145,351
Fannie Mae, 5.06%, 2013	891,690	913,673
Fannie Mae, 5.14%, 2013	1,717,130	1,735,095
Fannie Mae, 4.561%, 2014	914,649	946,433
Fannie Mae, 4.6%, 2014	880,005	905,026
Fannie Mae, 4.607%, 2014	3,170,293	3,261,362
Fannie Mae, 4.77%, 2014	751,147	782,783
Fannie Mae, 4.82%, 2014-2015	904,235	965,498
Fannie Mae, 4.825%, 2014	4,865,787	5,075,400
Fannie Mae, 4.858%, 2014	2,950,717	2,980,516
Fannie Mae, 4.88%, 2014-2020	809,728	883,671

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.1%, 2014-2019	$1,215,645	$1,297,930
Fannie Mae, 2.38%, 2015	625,000	648,467
Fannie Mae, 4.56%, 2015	1,141,448	1,223,782
Fannie Mae, 4.62%, 2015	1,553,403	1,643,786
Fannie Mae, 4.665%, 2015	772,134	821,831
Fannie Mae, 4.74%, 2015	725,667	775,745
Fannie Mae, 4.78%, 2015	878,004	944,831
Fannie Mae, 4.79%, 2015	1,008,549	1,086,541
Fannie Mae, 4.81%, 2015	997,520	1,073,777
Fannie Mae, 4.815%, 2015	907,165	972,065
Fannie Mae, 4.85%, 2015	553,372	588,785
Fannie Mae, 4.856%, 2015	299,801	322,350
Fannie Mae, 4.87%, 2015	582,193	624,106
Fannie Mae, 4.89%, 2015	737,264	786,671
Fannie Mae, 4.907%, 2015	1,197,935	1,295,072
Fannie Mae, 4.997%, 2015	154,257	168,991
Fannie Mae, 5.464%, 2015	3,038,538	3,337,427
Fannie Mae, 5.152%, 2016	1,762,400	1,963,774
Fannie Mae, 5.35%, 2016	52,290	58,328
Fannie Mae, 5.424%, 2016	1,781,869	2,000,513
Fannie Mae, 5.725%, 2016	1,627,076	1,843,539
Fannie Mae, 6.5%, 2016-2037	3,448,502	3,892,611
Fannie Mae, 1.18%, 2017	897,005	909,756
Fannie Mae, 4.992%, 2017	3,263,354	3,476,446
Fannie Mae, 5.5%, 2017-2038	47,947,513	52,379,202
Fannie Mae, 6%, 2017-2037	6,071,704	6,651,863
Fannie Mae, 3.739%, 2018	642,306	723,593
Fannie Mae, 3.8%, 2018	642,663	716,552
Fannie Mae, 3.99%, 2018	600,000	677,002
Fannie Mae, 4%, 2018	684,730	770,396
Fannie Mae, 4.19%, 2018	391,619	443,680
Fannie Mae, 5.16%, 2018	1,374,611	1,506,782
Fannie Mae, 5.68%, 2018	501,158	572,646
Fannie Mae, 1.97%, 2019	399,405	412,504
Fannie Mae, 4.5%, 2019-2041	15,038,908	16,374,586
Fannie Mae, 4.67%, 2019	525,000	612,216
Fannie Mae, 4.83%, 2019	383,666	445,333
Fannie Mae, 4.877%, 2019	2,552,022	2,966,683
Fannie Mae, 5.05%, 2019	321,606	369,668
Fannie Mae, 5.6%, 2019	591,336	668,298
Fannie Mae, 3.87%, 2020	747,158	844,048
Fannie Mae, 4.14%, 2020	460,556	527,319
Fannie Mae, 7.5%, 2022-2031	473,969	577,321
Fannie Mae, 4.5%, 2025	665,149	717,751
Fannie Mae, 3%, 2027	1,289,084	1,362,442
Fannie Mae, 5.5%, 2037	3,030,000	3,305,012
Fannie Mae, 3.5%, 2042	3,919,543	4,219,561
Fannie Mae, STRIPS, 1.99%, 2019 (i)	1,000,000	1,033,050
Fannie Mae, TBA, 5%, 2028	4,800,000	5,193,750
Fannie Mae, TBA, 3%, 2043	22,156,000	23,187,312
Fannie Mae, TBA, 3.5%, 2043	4,310,000	4,586,951
Fannie Mae, TBA, 4%, 2043	6,105,000	6,543,797

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, TBA, 4.5%, 2043	$13,500,000	$14,574,199
Fannie Mae, TBA, 5.5%, 2043	4,800,000	5,217,000
Freddie Mac, 1.655%, 2016	2,969,038	3,059,834
Freddie Mac, 5%, 2016-2040	7,906,105	8,500,036
Freddie Mac, 3.882%, 2017	2,158,000	2,425,178
Freddie Mac, 2.303%, 2018	2,800,000	2,947,221
Freddie Mac, 3.154%, 2018	2,151,000	2,352,942
Freddie Mac, 1.883%, 2019	5,750,000	5,900,558
Freddie Mac, 2.086%, 2019	2,800,000	2,908,749
Freddie Mac, 4.186%, 2019	814,000	939,071
Freddie Mac, 5.085%, 2019	3,191,000	3,782,857
Freddie Mac, 6%, 2019-2038	14,172,241	15,688,545
Freddie Mac, 3.32%, 2020	942,076	1,023,867
Freddie Mac, 4.224%, 2020	1,911,350	2,220,131
Freddie Mac, 4.251%, 2020	1,449,000	1,674,351
Freddie Mac, 4.5%, 2022-2040	4,579,817	4,907,335
Freddie Mac, 5.5%, 2022-2036	7,675,778	8,460,830
Freddie Mac, 4%, 2025	2,587,670	2,735,706
Freddie Mac, 6.5%, 2032-2037	2,239,662	2,561,214
Freddie Mac, 3.5%, 2041-2042	4,777,569	5,134,539
Freddie Mac, TBA, 3%, 2043	20,890,000	21,794,146
Freddie Mac, TBA, 2.5%, 2028	30,699,000	32,015,943
Freddie Mac, TBA, 3.5%, 2043	23,960,000	25,442,063
Ginnie Mae, 5.5%, 2033-2042	6,787,065	7,482,396
Ginnie Mae, 4%, 2039-2040	1,351,863	1,490,827
Ginnie Mae, 4.5%, 2039-2041	12,720,691	14,069,683
Ginnie Mae, 3.5%, 2041-2042	3,526,617	3,864,831
Ginnie Mae, 5.612%, 2058	3,918,317	4,183,893
Ginnie Mae, 6.357%, 2058	1,983,085	2,145,601
Ginnie Mae, TBA, 3%, 2043	32,340,000	34,344,278
Ginnie Mae, TBA, 3.5%, 2043	1,500,000	1,626,914

		$468,678,075

U.S. Government Agencies and Equivalents – 1.9%
Aid-Egypt, 4.45%, 2015	$3,162,000	$3,501,030
Freddie Mac, 2.375%, 2022	3,990,000	4,168,253
Small Business Administration, 6.35%, 2021	596,396	666,133
Small Business Administration, 6.34%, 2021	468,715	521,530
Small Business Administration, 6.44%, 2021	802,073	900,234
Small Business Administration, 6.625%, 2021	1,087,652	1,216,483
Small Business Administration, 6.07%, 2022	662,963	738,475
Small Business Administration, 4.98%, 2023	799,059	889,600
Small Business Administration, 4.77%, 2024	1,532,746	1,711,314
Small Business Administration, 5.52%, 2024	960,150	1,089,080
Small Business Administration, 4.99%, 2024	128,110	144,574

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.11%, 2025	$1,235,835	$1,391,114
U.S. Department of Housing & Urban Development, 6.36%, 2016	467,000	467,826
U.S. Department of Housing & Urban Development, 6.59%, 2016	239,000	239,340

		$17,644,986

U.S. Treasury Obligations – 36.0%
U.S. Treasury Bonds, 9.25%, 2016	$19,000	$24,215
U.S. Treasury Bonds, 7.5%, 2016	218,000	276,281
U.S. Treasury Bonds, 7.875%, 2021	177,000	266,385
U.S. Treasury Bonds, 6.25%, 2023	2,891,000	4,144,971
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,905,537
U.S. Treasury Bonds, 6.75%, 2026	1,862,000	2,876,790
U.S. Treasury Bonds, 6.375%, 2027	326,000	493,941
U.S. Treasury Bonds, 5.25%, 2029	284,000	393,296
U.S. Treasury Bonds, 4.5%, 2036	1,226,000	1,613,531
U.S. Treasury Bonds, 5%, 2037	488,000	688,538
U.S. Treasury Bonds, 4.375%, 2038	1,501,000	1,947,548
U.S. Treasury Bonds, 4.5%, 2039	32,648,500	43,264,356
U.S. Treasury Notes, 1.375%, 2013	57,000	57,025
U.S. Treasury Notes, 1.375%, 2013	648,000	649,645
U.S. Treasury Notes, 4%, 2014	211,000	219,943
U.S. Treasury Notes, 1.875%, 2014	52,060,000	53,062,571
U.S. Treasury Notes, 1.875%, 2014	12,853,000	13,134,661
U.S. Treasury Notes, 4%, 2015	6,718,000	7,244,947
U.S. Treasury Notes, 2.125%, 2015	34,052,000	35,528,461
U.S. Treasury Notes, 2.625%, 2016	201,000	215,573
U.S. Treasury Notes, 0.875%, 2016	129,431,000	131,210,676
U.S. Treasury Notes, 2.625%, 2018	9,719,000	10,651,421
U.S. Treasury Notes, 2.75%, 2019	5,047,400	5,588,814
U.S. Treasury Notes, 3.125%, 2019	1,637,000	1,853,903
U.S. Treasury Notes, 3.5%, 2020	4,084,000	4,741,589
U.S. Treasury Notes, 2.625%, 2020	3,987,000	4,378,224
U.S. Treasury Notes, 3.125%, 2021	1,901,000	2,155,704
U.S. Treasury Notes, 1.75%, 2022	8,057,000	8,126,870

		$338,715,416

Total Bonds (Identified Cost, $842,512,666)		$882,087,701

MONEY MARKET FUNDS – 27.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	254,827,213	$254,827,213

Total Investments (Identified Cost, $1,097,339,879)		$1,136,914,914

OTHER ASSETS, LESS LIABILITIES – (20.7)%		(195,196,930)

Net Assets – 100.0%		$941,717,984

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $842,512,666)	$882,087,701
Underlying affiliated funds, at cost and value	254,827,213
Total investments, at value (identified cost, $1,097,339,879)	$1,136,914,914
Receivables for
TBA sale commitments	19,791,805
Fund shares sold	98,711
Interest	3,777,825
Other assets	7,048
Total assets		$1,160,590,303
Liabilities
Payables for
Investments purchased	$20,106,879
TBA purchase commitments	197,641,690
Fund shares reacquired	979,116
Payable to affiliates
Investment adviser	58,080
Distribution and/or service fees	11,068
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	75,478
Total liabilities		$218,872,319
Net assets		$941,717,984
Net assets consist of
Paid-in capital	$883,503,176
Unrealized appreciation (depreciation) on investments	39,575,035
Accumulated gain (loss) on investments	(215,380)
Undistributed net investment income	18,855,153
Net assets		$941,717,984
Shares of beneficial interest outstanding		70,017,047

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$537,396,685	39,828,725	$13.49
Service Class	404,321,299	30,188,322	13.39

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$20,593,533
Dividends	98,629
Total investment income		$20,692,162
Expenses
Management fee	$3,824,166
Distribution and/or service fees	1,034,304
Administrative services fee	109,052
Independent Trustees’ compensation	22,430
Custodian fee	71,023
Shareholder communications	37,120
Audit and tax fees	52,208
Legal fees	10,919
Miscellaneous	35,393
Total expenses		$5,196,615
Fees paid indirectly	(126)
Reduction of expenses by investment adviser	(2,400)
Net expenses		$5,194,089
Net investment income		$15,498,073
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$8,964,734
Futures contracts	111,123
Net realized gain (loss) on investments		$9,075,857
Change in unrealized appreciation (depreciation) on investments		$(9,104,959)
Net realized and unrealized gain (loss) on investments		$(29,102)
Change in net assets from operations		$15,468,971

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$15,498,073	$17,572,400
Net realized gain (loss) on investments	9,075,857	7,435,824
Net unrealized gain (loss) on investments	(9,104,959)	20,361,037
Change in net assets from operations	$15,468,971	$45,369,261
Distributions declared to shareholders
From net investment income	$(19,810,017)	$(23,218,426)
From net realized gain on investments	(5,909,509)	(228,585)
Total distributions declared to shareholders	$(25,719,526)	$(23,447,011)
Change in net assets from fund share transactions	$267,475,908	$(6,053,896)
Total change in net assets	$257,225,353	$15,868,354
Net assets
At beginning of period	684,492,631	668,624,277
At end of period (including undistributed net investment income of $18,855,153 and $19,805,731, respectively)	$941,717,984	$684,492,631

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$13.72	$13.27		$13.14	$13.23	$12.89
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.39		$0.45	$0.50	$0.55
Net realized and unrealized gain (loss) on investments	0.03 (g)	0.58		0.16	0.08	0.51
Total from investment operations	$0.35	$0.97		$0.61	$0.58	$1.06
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.52)		$(0.48)	$(0.67)	$(0.72)
From net realized gain on investments	(0.13)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.58)	$(0.52)		$(0.48)	$(0.67)	$(0.72)
Net asset value, end of period (x)	$13.49	$13.72		$13.27	$13.14	$13.23
Total return (%) (k)(r)(s)(x)	2.53	7.40		4.75	4.49	8.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.63		0.64	0.64	0.65
Expenses after expense reductions (f)	0.60	N/A		N/A	N/A	N/A
Net investment income	2.33	2.88		3.39	3.85	4.31
Portfolio turnover	78	29		36	36	52
Net assets at end of period (000 omitted)	$537,397	$264,328		$227,694	$250,133	$266,170

See Notes to Financial Statements

12

MFS Government Securities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$13.62	$13.18		$13.06	$13.15	$12.81
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.35		$0.41	$0.46	$0.52
Net realized and unrealized gain (loss) on investments	0.02 (g)	0.57		0.17	0.08	0.50
Total from investment operations	$0.31	$0.92		$0.58	$0.54	$1.02
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.48)		$(0.46)	$(0.63)	$(0.68)
From net realized gain on investments	(0.13)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.54)	$(0.48)		$(0.46)	$(0.63)	$(0.68)
Net asset value, end of period (x)	$13.39	$13.62		$13.18	$13.06	$13.15
Total return (%) (k)(r)(s)(x)	2.27	7.11		4.49	4.23	8.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.88		0.89	0.89	0.90
Expenses after expense reductions (f)	0.85	N/A		N/A	N/A	N/A
Net investment income	2.16	2.64		3.13	3.54	4.06
Portfolio turnover	78	29		36	36	52
Net assets at end of period (000 omitted)	$404,321	$420,164		$440,930	$417,263	$271,052

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$391,886,946	$—	$391,886,946
U.S. Corporate Bonds	—	9,922,110	—	9,922,110
Residential Mortgage-Backed Securities	—	468,678,075	—	468,678,075
Commercial Mortgage-Backed Securities	—	11,600,570	—	11,600,570
Mutual Funds	254,827,213	—	—	254,827,213
Total Investments	$254,827,213	$882,087,701	$—	$1,136,914,914

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At December 31, 2012, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$111,123

There is no change in unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$23,925,510	$23,218,426
Long-term capital gains	1,794,016	228,585
Total distributions	$25,719,526	$23,447,011

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$1,104,701,452
Gross appreciation	33,756,905
Gross depreciation	(1,543,443)
Net unrealized appreciation (depreciation)	$32,213,462
Undistributed ordinary income	21,589,316
Undistributed long-term capital gain	4,481,763
Other temporary differences	(69,733)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$7,988,058	$7,932,135	$2,260,778	$74,653
Service Class	11,821,959	15,286,291	3,648,731	153,932
Total	$19,810,017	$23,218,426	$5,909,509	$228,585

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,484 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,400, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$466,122,396	$286,835,361
Investments (non-U.S. Government securities)	$406,830,600	$255,907,399

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	22,950,076	$310,242,152	1,368,448	$18,583,787
Service Class	4,062,154	54,796,819	3,457,872	46,547,288
	27,012,230	$365,038,971	4,826,320	$65,131,075
Shares issued in connection with acquisition of Government Securities Variable Account
Initial Class			3,911,252	$53,310,360
Shares issued to shareholders in reinvestment of distributions
Initial Class	764,268	$10,248,836	593,095	$8,006,788
Service Class	1,161,463	15,470,690	1,151,396	15,440,223
	1,925,731	$25,719,526	1,744,491	$23,447,011
Shares reacquired
Initial Class	(3,144,680)	$(43,168,053)	(3,767,855)	$(50,830,241)
Service Class	(5,878,104)	(80,114,536)	(7,224,647)	(97,112,101)
	(9,022,784)	$(123,282,589)	(10,992,502)	$(147,942,342)
Net change
Initial Class	20,569,664	$277,322,935	2,104,940	$29,070,694
Service Class	(654,487)	(9,847,027)	(2,615,379)	(35,124,590)
	19,915,177	$267,475,908	(510,439)	$(6,053,896)

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio and the MFS Moderate Allocation Portfolio were the owners of record of approximately 10% and 21%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $4,263 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	21,906,213	432,871,591	(199,950,591)	254,827,213

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$98,629	$254,827,213

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $622,179,000, acquired all of the investment-related assets and liabilities of Government Securities Variable Account. The acquisition was part of a transaction in which the Government Securities Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Government Securities Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 3,911,252 shares of the fund (valued at $53,310,360) for all of the investment-related assets and liabilities of Government Securities Variable Account. Government Securities Variable Account’s investments on that date were valued at approximately $53,536,440 with a cost basis of approximately $50,354,919. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Government Securities Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

20

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

21

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

22

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Geoffrey Schechter

23

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolio – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,974,000 as capital gain dividends paid during the fiscal year.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2012

MFS® TOTAL RETURN PORTFOLIO

MFS® Variable Insurance Trust II

TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
JPMorgan Chase & Co.	2.3%
Philip Morris International, Inc.	2.0%
U.S. Treasury Notes, 1.875%, 2014	2.0%
U.S. Treasury Notes, 0.875%, 2016	1.9%
Pfizer, Inc.	1.7%
Fannie Mae, 5.5%, 30 Years	1.7%
Exxon Mobil Corp.	1.7%
Johnson & Johnson	1.6%
Lockheed Martin Corp.	1.5%
U.S. Treasury Bonds, 4.5%, 2039	1.5%

Composition including fixed income credit quality (a)(i)
AAA	1.8%
AA	1.4%
A	4.0%
BBB	5.5%
BB	0.4%
CCC	0.1%
CC	0.1%
C	0.1%
U.S. Government	12.3%
Federal Agencies	12.8%
Not Rated (o)	0.0%
Non-Fixed Income	61.1%
Cash & Other	0.4%

Equity sectors
Financial Services	13.5%
Health Care	7.4%
Consumer Staples	7.3%
Industrial Goods & Services	6.9%
Energy	5.9%
Leisure	4.2%
Utilities & Communications	3.6%
Basic Materials	3.0%
Retailing	2.8%
Technology	2.5%
Autos & Housing	1.9%
Special Products & Services	1.1%
Transportation	1.0%

Fixed income sectors (i)
Mortgage-Backed Securities	12.4%
U.S. Treasury Securities	12.3%
High Grade Corporates	9.4%
Commercial Mortgage-Backed Securities	1.8%
Emerging Markets Bonds	0.9%
Non-U.S. Government Bonds	0.9%
U.S. Government Agencies	0.4%
Asset-Backed Securities	0.2%
High Yield Corporates	0.1%
Collateralized Debt Obligations	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

MFS Total Return Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Total Return Portfolio (“fund”) provided a total return of 11.34%, while Service Class shares of the fund provided a total return of 11.02%. These compare with returns of 16.00% and 4.21% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 11.31%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Within the equity portion of the fund, stock selection in the retailing sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, holdings of discount department store Kohl’s, and not holding shares of strong-performing home improvement retailer Home Depot, held back relative results. During the reporting period, shares of Home Depot benefited from increased growth in existing home sales and continued momentum in the company’s home maintenance and repair divisions.

Stocks in other sectors that held back relative performance included voice and data communications services company Vodafone Group (b) (United Kingdom), oil and gas exploration and production company Occidental Petroleum, oil and gas exploration and production company Apache, and payment service provider Western Union as all four stocks lagged the benchmark. Not holding shares of strong-performing computer and personal electronics maker Apple, financial services firm Citigroup, biotech firm Gilead Sciences, and online auctioneer Ebay also weakened relative results. Shares of Gilead Sciences spiked late in the reporting period as the firm announced the phase III testing of its GS-7977 drug which was created to cure the hepatitis C virus. The test, which involved 25 patients, showed a 100% cure rate after four weeks of administering the drug to patients.

Contributors to Performance

Within the equity portion of the fund, an overweight allocation to the financial services sector contributed to performance relative to the S&P 500 Index. Within this sector, holdings of global financial services firm JPMorgan Chase, investment banking firm Goldman Sachs Group, and global financial services provider Bank of New York Mellon benefited relative results as all three stocks turned in strong performance for the period.

Stock selection in both the industrial goods & services and leisure sectors also benefited relative performance. Within the leisure sector, holdings of media conglomerate Walt Disney and cable and internet provider Comcast positively impacted relative results. The fund’s timing of ownership in fast-food giant McDonald’s also aided relative performance. There were no stocks within the industrial goods & services sector that were among the fund’s top relative contributors.

Elsewhere, holdings of protective and decorative coatings manufacturer PPG Industries, alcoholic beverage producer Diageo (b) (United Kingdom), and life sciences supply company Thermo Fisher Scientific strengthened relative returns as all three stocks outperformed the benchmark over the reporting period. An underweight allocation to weak-performing semiconductor company Intel was another factor that positively affected relative performance. Shares of Intel depreciated as the company reported weak

4

MFS Total Return Portfolio

Management Review – continued

revenue due to competing tablets, soft demand for personal computers, and concerns over the macroeconomic environment. A significant reduction in its gross margin guidance late in the period, as a result of too much inventory and under-utilization charges, pressured earnings estimates and weighed on its share price.

Within the fixed income segment, the fund’s greater exposure to the banking and financial sectors, and to BBB (r) rated corporate debt, aided performance relative to the Barclays Index. The portion of the fund’s return derived from yield, which was greater than that of the Barclays Index, was another positive factor for relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/11/88	11.34%	2.94%	6.18%
Service Class	8/24/01	11.02%	2.68%	5.90%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (f)		4.21%	5.95%	5.18%
MFS Total Return Blended Index (f)(x)		11.31%	3.81%	6.62%

(f)	Source: FactSet Research Systems Inc.

(x)	MFS Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

6

MFS Total Return Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.72%	$1,000.00	$1,057.41	$3.72
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
Service Class	Actual	0.97%	$1,000.00	$1,055.65	$5.01
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 60.8%
Aerospace – 4.4%
Honeywell International, Inc.	210,650	$13,369,955
Lockheed Martin Corp.	209,310	19,317,219
Northrop Grumman Corp.	60,120	4,062,909
Precision Castparts Corp.	14,420	2,731,435
United Technologies Corp.	188,670	15,472,826

		$54,954,344

Alcoholic Beverages – 0.9%
Diageo PLC	392,796	$11,435,282

Automotive – 1.2%
Delphi Automotive PLC (a)	133,460	$5,104,844
General Motors Co. (a)	61,300	1,767,278
Johnson Controls, Inc.	267,670	8,217,469

		$15,089,591

Broadcasting – 2.3%
Omnicom Group, Inc.	151,910	$7,589,424
Viacom, Inc., “B”	160,280	8,453,167
Walt Disney Co.	254,560	12,674,542

		$28,717,133

Brokerage & Asset Managers – 1.1%
BlackRock, Inc.	38,689	$7,997,403
Franklin Resources, Inc.	46,710	5,871,447

		$13,868,850

Business Services – 1.1%
Accenture PLC, “A”	153,820	$10,229,030
Dun & Bradstreet Corp.	23,370	1,838,051
Fiserv, Inc. (a)	25,640	2,026,329

		$14,093,410

Cable TV – 0.8%
Comcast Corp., “Special A”	288,790	$10,382,001

Chemicals – 2.3%
3M Co.	135,580	$12,588,603
Celanese Corp.	55,860	2,487,446
E.I. du Pont de Nemours & Co.	37,870	1,703,014
PPG Industries, Inc.	85,970	11,636,040

		$28,415,103

Computer Software – 1.0%
Check Point Software Technologies Ltd. (a)	41,780	$1,990,399
Oracle Corp.	324,020	10,796,346

		$12,786,745

Computer Software – Systems – 1.1%
Hewlett-Packard Co.	236,850	$3,375,113
International Business Machines Corp.	50,300	9,634,965

		$13,010,078

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.5%
Stanley Black & Decker, Inc.	78,967	$5,841,189

Consumer Products – 0.6%
Procter & Gamble Co.	83,844	$5,692,169
Reckitt Benckiser Group PLC	36,206	2,268,079

		$7,960,248

Electrical Equipment – 1.8%
Danaher Corp.	258,160	$14,431,144
Pentair Ltd.	41,391	2,034,368
Tyco International Ltd.	212,270	6,208,898

		$22,674,410

Electronics – 0.4%
Intel Corp.	133,260	$2,749,154
Microchip Technology, Inc.	55,980	1,824,388

		$4,573,542

Energy – Independent – 2.7%
Anadarko Petroleum Corp.	73,060	$5,429,089
Apache Corp.	95,070	7,462,995
EOG Resources, Inc.	22,450	2,711,736
EQT Corp.	42,960	2,533,781
Noble Energy, Inc.	58,660	5,968,068
Occidental Petroleum Corp.	125,220	9,593,104

		$33,698,773

Energy – Integrated – 2.8%
Chevron Corp.	133,662	$14,454,209
Exxon Mobil Corp.	243,138	21,043,594

		$35,497,803

Engineering – Construction – 0.2%
Fluor Corp.	41,920	$2,462,381

Food & Beverages – 3.1%
Coca-Cola Enterprises, Inc.	33,610	$1,066,445
Dr Pepper Snapple Group, Inc.	37,320	1,648,798
General Mills, Inc.	214,120	8,652,589
Groupe Danone	102,701	6,785,417
J.M. Smucker Co.	12,500	1,078,000
Kellogg Co.	25,580	1,428,643
Kraft Foods Group, Inc.	15,846	720,518
Mondelez International, Inc.	86,540	2,204,174
Nestle S.A.	163,760	10,670,853
PepsiCo, Inc.	71,610	4,900,272

		$39,155,709

Food & Drug Stores – 1.2%
CVS Caremark Corp.	216,946	$10,489,339
Kroger Co.	84,320	2,194,006
Walgreen Co.	51,830	1,918,228

		$14,601,573

9

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.1%
Kohl’s Corp.	97,820	$4,204,304
Target Corp.	166,460	9,849,438

		$14,053,742

Insurance – 4.0%
ACE Ltd.	146,620	$11,700,276
Aon PLC	121,210	6,739,276
Chubb Corp.	38,610	2,908,105
MetLife, Inc.	291,770	9,610,904
Prudential Financial, Inc.	181,510	9,679,928
Travelers Cos., Inc.	125,460	9,010,537

		$49,649,026

Leisure & Toys – 0.4%
Hasbro, Inc.	130,570	$4,687,463

Machinery & Tools – 0.5%
Eaton Corp. PLC	120,840	$6,549,528

Major Banks – 7.2%
Bank of America Corp.	424,390	$4,922,924
Bank of New York Mellon Corp.	491,229	12,624,585
Goldman Sachs Group, Inc.	123,050	15,696,258
JPMorgan Chase & Co.	640,184	28,148,890
Morgan Stanley	107,750	2,060,180
PNC Financial Services Group, Inc.	79,540	4,637,977
State Street Corp.	168,400	7,916,484
Wells Fargo & Co.	417,400	14,266,732

		$90,274,030

Medical & Health Technology & Services – 0.5%
AmerisourceBergen Corp.	55,530	$2,397,785
Express Scripts Holding Co. (a)	34,460	1,860,840
Quest Diagnostics, Inc.	34,050	1,984,094

		$6,242,719

Medical Equipment – 2.1%
Becton, Dickinson & Co.	25,450	$1,989,936
Covidien PLC	95,530	5,515,902
Medtronic, Inc.	103,810	4,258,286
St. Jude Medical, Inc.	163,810	5,920,093
Thermo Fisher Scientific, Inc.	134,380	8,570,756

		$26,254,973

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.	19,640	$757,318

Natural Gas – Pipeline – 0.3%
Williams Cos., Inc.	127,840	$4,185,482

Oil Services – 0.4%
Schlumberger Ltd.	27,330	$1,893,696
Transocean, Inc.	77,840	3,475,556

		$5,369,252

Other Banks & Diversified Financials – 1.2%
American Express Co.	34,530	$1,984,784
MasterCard, Inc., “A”	3,686	1,810,858

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
SunTrust Banks, Inc.	60,760	$1,722,546
Visa, Inc., “A”	33,580	5,090,056
Western Union Co.	199,790	2,719,142
Zions Bancorporation	87,740	1,877,636

		$15,205,022

Pharmaceuticals – 4.8%
Abbott Laboratories	159,310	$10,434,805
Bayer AG	25,022	2,376,152
Johnson & Johnson	285,100	19,985,510
Merck & Co., Inc.	86,640	3,547,042
Pfizer, Inc.	860,748	21,587,560
Roche Holding AG	10,854	2,211,230

		$60,142,299

Printing & Publishing – 0.4%
McGraw-Hill Cos., Inc.	36,540	$1,997,642
Moody’s Corp.	48,430	2,436,998

		$4,434,640

Railroad & Shipping – 0.3%
Canadian National Railway Co.	20,700	$1,883,907
Union Pacific Corp.	13,980	1,757,566

		$3,641,473

Restaurants – 0.3%
McDonald’s Corp.	43,460	$3,833,607

Specialty Chemicals – 0.6%
Air Products & Chemicals, Inc.	85,330	$7,169,427

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	54,660	$3,954,651
Staples, Inc.	227,620	2,594,868

		$6,549,519

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	4,127,144	$10,379,215

Telephone Services – 1.3%
AT&T, Inc.	409,480	$13,803,571
CenturyLink, Inc.	46,738	1,828,391

		$15,631,962

Tobacco – 2.7%
Altria Group, Inc.	64,870	$2,038,215
Lorillard, Inc.	57,060	6,657,190
Philip Morris International, Inc.	300,260	25,113,746

		$33,809,151

Trucking – 0.7%
United Parcel Service, Inc., “B”	118,220	$8,716,361

Utilities – Electric Power – 1.1%
Duke Energy Corp.	30,920	$1,972,696
NRG Energy, Inc.	77,330	1,777,817
PG&E Corp.	64,200	2,579,556
PPL Corp.	144,630	4,140,757

10

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Public Service Enterprise Group, Inc.	102,320	$3,130,992

		$13,601,818

Total Common Stocks (Identified Cost, $685,488,211)		$760,356,192

BONDS – 38.2%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$535,000	$781,914

Asset-Backed & Securitized – 2.0%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	$1,369,881	$865,946
BlackRock Capital Finance LP, 7.75%, 2026 (n)	165,536	20,899
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	557,058	562,406
Citigroup Commercial Mortgage Trust, FRN, 5.702%, 2017	3,050,000	3,593,391
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	137,638	157,886
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2017	2,034,095	2,357,121
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	722,537	641,498
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,772,000	1,913,441
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,131,871	1,300,228
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 2051	2,664,573	2,834,565
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.811%, 2049	777,548	906,738
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.213%, 2041	2,024,903	2,126,691
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	1,806,931	2,040,740
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.849%, 2050	28,792	30,617
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.736%, 2050	2,460,824	2,819,130
Morgan Stanley Capital I, Inc., FRN, 0.978%, 2030 (i)(n)	6,555,740	138,851
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	136,315	136,462
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	1,509,961	907,429
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,222,197	1,155,770
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.921%, 2017	772,500	906,313

		$25,416,122

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – 0.3%
Hyundai Capital America, 2.125%, 2017 (n)	$296,000	$298,119
Toyota Motor Credit Corp., 3.2%, 2015	770,000	816,514
Toyota Motor Credit Corp., 3.4%, 2021	1,120,000	1,219,751
Volkswagen International Finance N.V., 2.375%, 2017 (n)	1,084,000	1,116,498

		$3,450,882

Broadcasting – 0.1%
News America, Inc., 8.5%, 2025	$1,253,000	$1,701,306

Cable TV – 0.5%
Cox Communications, Inc., 4.625%, 2013	$1,282,000	$1,304,072
DIRECTV Holdings LLC, 4.6%, 2021	1,610,000	1,742,891
Time Warner Entertainment Co. LP, 8.375%, 2033	1,940,000	2,831,372

		$5,878,335

Conglomerates – 0.2%
ABB Finance (USA), Inc., 2.875%, 2022	$393,000	$402,370
General Electric Co., 2.7%, 2022	1,330,000	1,355,678
United Technologies Corp., 3.1%, 2022	540,000	571,854

		$2,329,902

Consumer Services – 0.0%
eBay, Inc., 1.35%, 2017	$367,000	$371,274

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$862,000	$943,968

Emerging Market Quasi-Sovereign – 0.4%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$1,280,000	$1,360,228
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	342,000	369,812
Petrobras International Finance Co., 5.375%, 2021	481,000	541,519
Petrobras International Finance Co., 6.75%, 2041	340,000	430,810
Petroleos Mexicanos, 8%, 2019	918,000	1,200,285
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	730,432	804,571

		$4,707,225

Emerging Market Sovereign – 0.4%
Republic of Peru, 7.35%, 2025	$103,000	$149,247
Russian Federation, 3.625%, 2015 (z)	2,700,000	2,852,550
United Mexican States, 4.75%, 2044	1,739,000	1,965,070

		$4,966,867

Energy – Independent – 0.1%
Apache Corp., 3.25%, 2022	$534,000	$565,936
Apache Corp., 4.75%, 2043	407,000	443,063
EOG Resources, Inc., 2.625%, 2023	382,000	384,688
Hess Corp., 8.125%, 2019	350,000	460,637

		$1,854,324

11

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 2020	$371,000	$427,563
BP Capital Markets PLC, 4.742%, 2021	1,061,000	1,242,467
Husky Energy, Inc., 5.9%, 2014	944,000	1,011,824
Husky Energy, Inc., 7.25%, 2019	959,000	1,245,383
Petro-Canada, 6.05%, 2018	1,942,000	2,361,699
Total Capital International S.A., 1.55%, 2017	1,570,000	1,594,205

		$7,883,141

Financial Institutions – 0.0%
General Electric Capital Corp., 5.45%, 2013	$179,000	$179,308

Food & Beverages – 0.2%
Anheuser-Busch InBev S.A., 8%, 2039	$1,270,000	$2,056,131
Kraft Foods Group, Inc., 3.5%, 2022 (n)	525,000	560,368
Molson Coors Brewing Co., 5%, 2042	446,000	499,815

		$3,116,314

Gaming & Lodging – 0.0%
Wyndham Worldwide Corp., 6%, 2016	$9,000	$10,179

Insurance – 0.1%
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	$690,000	$698,641
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	680,000	722,908

		$1,421,549

Insurance – Health – 0.1%
WellPoint, Inc., 3.3%, 2023	$759,000	$778,738

Insurance – Property & Casualty – 0.3%
Chubb Corp., 6.375% to 2017, FRN to 2067	$1,910,000	$2,081,900
Marsh & McLennan Cos., Inc., 4.8%, 2021	1,160,000	1,305,283
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	524,000	558,715

		$3,945,898

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$663,000	$695,016
ING Bank N.V., 3.9%, 2014 (n)	1,560,000	1,621,778
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	1,900,000	1,900,013
KFW International Finance, Inc., 4.875%, 2019	1,580,000	1,923,334
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	900,000	935,087
Temasek Financial I Ltd., 2.375%, 2023 (n)	2,270,000	2,235,737

		$9,310,965

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$1,280,000	$1,889,203

Machinery & Tools – 0.2%
Atlas Copco AB, 5.6%, 2017 (n)	$1,850,000	$2,157,418

Major Banks – 1.7%
ABN AMRO Bank N.V., FRN, 2.083%, 2014 (n)	$1,310,000	$1,325,183
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	700,000	703,983
Bank of America Corp., 7.375%, 2014	590,000	638,880
Bank of America Corp., 5.49%, 2019	829,000	920,868
Bank of America Corp., 7.625%, 2019	840,000	1,074,840
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	800,000	820,000
Commonwealth Bank of Australia, 5%, 2019 (n)	840,000	976,165
Credit Suisse New York, 5.5%, 2014	1,200,000	1,276,792
Goldman Sachs Group, Inc., 5.625%, 2017	1,547,000	1,697,333
HSBC Holdings PLC, 5.1%, 2021	842,000	994,302
ING Bank N.V., 3.75%, 2017 (n)	1,048,000	1,113,783
JPMorgan Chase & Co., 6.3%, 2019	1,410,000	1,739,604
JPMorgan Chase & Co., 3.25%, 2022	426,000	438,687
Merrill Lynch & Co., Inc., 6.15%, 2013	1,320,000	1,341,190
Morgan Stanley, 6.625%, 2018	1,790,000	2,109,649
PNC Funding Corp., 5.625%, 2017	1,270,000	1,466,319
Royal Bank of Scotland PLC, 2.55%, 2015	312,000	319,304
Wachovia Corp., 5.25%, 2014	868,000	925,583
Wells Fargo & Co., 2.1%, 2017	1,570,000	1,623,179

		$21,505,644

Medical & Health Technology & Services – 0.3%
Aristotle Holding, Inc., 2.65%, 2017 (n)	$1,640,000	$1,704,598
CareFusion Corp., 6.375%, 2019	1,400,000	1,669,427

		$3,374,025

Metals & Mining – 0.1%
Vale Overseas Ltd., 4.625%, 2020	$337,000	$364,129
Vale Overseas Ltd., 6.875%, 2039	257,000	322,228

		$686,357

Mortgage-Backed – 12.3%
Fannie Mae, 4.01%, 2013	$185,394	$186,418
Fannie Mae, 4.561%, 2014	781,585	808,745
Fannie Mae, 4.826%, 2014	729,337	760,756
Fannie Mae, 4.88%, 2014	288,643	303,677
Fannie Mae, 4.56%, 2015	318,963	341,970
Fannie Mae, 4.78%, 2015	441,641	475,256
Fannie Mae, 4.856%, 2015	290,983	312,869
Fannie Mae, 4.907%, 2015	41,582	44,954
Fannie Mae, 4.997%, 2015	128,185	140,430
Fannie Mae, 5.1%, 2015	480,000	524,181
Fannie Mae, 5.09%, 2016	500,000	554,712

12

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.27%, 2016	$531,196	$614,613
Fannie Mae, 5.5%, 2016 - 2040	21,159,972	23,177,554
Fannie Mae, 5.662%, 2016	412,397	461,988
Fannie Mae, 5.725%, 2016	302,817	343,103
Fannie Mae, 4.992%, 2017	75,980	80,942
Fannie Mae, 5.05%, 2017	479,327	533,241
Fannie Mae, 6%, 2017 - 2037	12,471,781	13,827,699
Fannie Mae, 2.578%, 2018	843,000	902,646
Fannie Mae, 3.849%, 2018	197,638	222,125
Fannie Mae, 4.5%, 2018 - 2041	3,825,084	4,185,016
Fannie Mae, 5%, 2018 - 2041	11,481,589	12,489,385
Fannie Mae, 5.37%, 2018	600,000	684,152
Fannie Mae, 4.6%, 2019	185,443	216,052
Fannie Mae, 3%, 2027	1,642,237	1,735,691
Fannie Mae, 7.5%, 2030 - 2031	161,696	198,187
Fannie Mae, 6.5%, 2031 - 2037	3,450,164	3,903,180
Fannie Mae, 4%, 2040	445,476	483,217
Fannie Mae, 3.5%, 2041 - 2042	3,070,962	3,304,506
Fannie Mae, TBA, 3%, 2042	1,670,000	1,746,194
Fannie Mae, TBA, 3.5%, 2042	6,443,000	6,869,094
Freddie Mac, 6%, 2016 - 2037	4,703,226	5,185,207
Freddie Mac, 3.882%, 2017	406,817	457,184
Freddie Mac, 5%, 2017 - 2039	6,987,459	7,597,674
Freddie Mac, 2.303%, 2018	216,058	227,418
Freddie Mac, 2.412%, 2018	594,000	628,418
Freddie Mac, 3.154%, 2018	156,000	170,646
Freddie Mac, 4.5%, 2018 - 2035	3,719,175	3,980,837
Freddie Mac, 5.085%, 2019	1,523,000	1,805,481
Freddie Mac, 5.5%, 2019 - 2037	5,801,592	6,322,762
Freddie Mac, 3.808%, 2020	1,303,000	1,472,363
Freddie Mac, 6.5%, 2034 - 2038	1,952,317	2,215,501
Freddie Mac, 4%, 2040 - 2041	6,051,262	6,465,738
Freddie Mac, 3%, 2042	1,290,000	1,349,950
Freddie Mac, 3.5%, 2042	2,580,532	2,763,412
Freddie Mac, TBA, 2.5%, 2027	1,662,000	1,734,453
Freddie Mac, TBA, 3%, 2042	1,600,000	1,672,750
Ginnie Mae, 4.5%, 2033 - 2041	6,957,553	7,668,108
Ginnie Mae, 5%, 2033 - 2041	4,866,077	5,352,813
Ginnie Mae, 5.5%, 2033 - 2035	2,398,431	2,649,832
Ginnie Mae, 6%, 2033 - 2038	2,745,182	3,090,231
Ginnie Mae, 3.5%, 2041 - 2042	2,246,077	2,450,160
Ginnie Mae, 4%, 2041	3,411,540	3,747,655
Ginnie Mae, TBA, 3%, 2042	4,110,000	4,363,035

		$153,804,181

Natural Gas – Pipeline – 0.4%
Enterprise Products Operating LLC, 6.5%, 2019	$1,042,000	$1,305,840
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	1,047,145
Kinder Morgan Energy Partners LP, 7.75%, 2032	661,000	889,197
Spectra Energy Capital LLC, 8%, 2019	1,040,000	1,373,506

		$4,615,688

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – 0.2%
AT&T, Inc., 5.55%, 2041	$539,000	$646,867
AT&T, Inc., 4.35%, 2045 (z)	1,614,000	1,621,257
Telecom Italia Capital, 5.25%, 2013	812,000	834,330

		$3,102,454

Oil Services – 0.1%
Transocean, Inc., 3.8%, 2022	$638,000	$653,907

Other Banks & Diversified Financials – 0.6%
American Express Co., 5.5%, 2016	$1,034,000	$1,182,133
Banco Bradesco S.A., 6.75%, 2019 (n)	681,000	771,233
Capital One Financial Corp., 6.15%, 2016	1,670,000	1,910,513
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,081,000	1,252,803
Nordea Bank AB, 4.875%, 2021 (z)	820,000	951,290
Svenska Handelsbanken AB, 4.875%, 2014 (n)	1,220,000	1,289,247
Swedbank AB, 2.125%, 2017 (n)	294,000	300,392

		$7,657,611

Pharmaceuticals – 0.6%
AbbVie, Inc., 1.2%, 2015 (n)	$2,310,000	$2,325,433
Hospira, Inc., 6.05%, 2017	1,164,000	1,351,360
Roche Holdings, Inc., 6%, 2019 (n)	1,578,000	1,964,283
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	1,610,000	1,723,074

		$7,364,150

Real Estate – 0.8%
Boston Properties, Inc., REIT, 5%, 2015	$411,000	$448,992
ERP Operating LP, REIT, 5.375%, 2016	320,000	364,282
ERP Operating LP, REIT, 4.625%, 2021	1,141,000	1,285,237
HCP, Inc., REIT, 5.375%, 2021	919,000	1,046,517
HRPT Properties Trust, REIT, 6.25%, 2016	2,725,000	2,989,426
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	1,339,098
WEA Finance LLC, REIT, 6.75%, 2019 (n)	457,000	566,146
WEA Finance LLC, REIT, 4.625%, 2021 (n)	1,240,000	1,388,443

		$9,428,141

Retailers – 0.4%
Home Depot, Inc., 5.95%, 2041	$346,000	$467,194
Limited Brands, Inc., 5.25%, 2014	440,000	462,000
Target Corp., 4%, 2042	1,292,000	1,327,374
Wal-Mart Stores, Inc., 5.25%, 2035	2,435,000	2,958,031

		$5,214,599

Supranational – 0.2%
Asian Development Bank, 2.75%, 2014	$1,120,000	$1,157,542
Asian Development Bank, 1.125%, 2017	729,000	742,238

		$1,899,780

Telecommunications – Wireless – 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$888,000	$1,069,581

13

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle Towers LLC, 4.883%, 2020 (n)	$440,000	$496,480
Rogers Communications, Inc., 6.8%, 2018	1,686,000	2,132,728

		$3,698,789

Tobacco – 0.1%
B.A.T. International Finance PLC, 3.25%, 2022 (n)	$1,302,000	$1,357,127

Transportation – Services – 0.1%
ERAC USA Finance Co., 7%, 2037 (n)	$1,423,000	$1,806,967

U.S. Government Agencies and Equivalents – 0.3%
Aid-Egypt, 4.45%, 2015	$152,000	$168,297
Small Business Administration, 4.35%, 2023	18,122	19,859
Small Business Administration, 4.77%, 2024	451,749	504,379
Small Business Administration, 5.18%, 2024	768,199	860,381
Small Business Administration, 5.52%, 2024	97,812	110,947
Small Business Administration, 4.99%, 2024	721,194	813,878
Small Business Administration, 4.95%, 2025	46,400	51,240
Small Business Administration, 5.11%, 2025	1,462,231	1,639,729

		$4,168,710

U.S. Treasury Obligations – 12.3%
U.S. Treasury Bonds, 8.5%, 2020	$2,604,000	$3,919,832
U.S. Treasury Bonds, 8%, 2021	357,000	551,258
U.S. Treasury Bonds, 6%, 2026	499,000	722,068
U.S. Treasury Bonds, 6.75%, 2026	440,000	679,800
U.S. Treasury Bonds, 5.25%, 2029	159,000	220,190
U.S. Treasury Bonds, 5.375%, 2031	79,000	112,773
U.S. Treasury Bonds, 4.5%, 2036	94,000	123,713
U.S. Treasury Bonds, 5%, 2037	7,130,000	10,059,988
U.S. Treasury Bonds, 4.5%, 2039	14,282,200	18,926,143
U.S. Treasury Notes, 1.375%, 2013	733,000	733,315
U.S. Treasury Notes, 3.875%, 2013	281,000	282,273
U.S. Treasury Notes, 1.375%, 2013	849,000	851,156
U.S. Treasury Notes, 3.5%, 2013	420,000	425,841
U.S. Treasury Notes, 2.75%, 2013	1,218,000	1,243,835
U.S. Treasury Notes, 2%, 2013	2,545,000	2,586,952
U.S. Treasury Notes, 1.5%, 2013	280,000	283,642
U.S. Treasury Notes, 1.875%, 2014	24,095,000	24,559,022
U.S. Treasury Notes, 1.875%, 2014	15,111,000	15,442,142
U.S. Treasury Notes, 4.75%, 2014	150,000	159,258
U.S. Treasury Notes, 0.5%, 2014	4,732,000	4,752,703
U.S. Treasury Notes, 4.125%, 2015	4,512,000	4,917,728
U.S. Treasury Notes, 2.125%, 2015	15,410,000	16,078,162
U.S. Treasury Notes, 2.625%, 2016	936,000	1,001,593
U.S. Treasury Notes, 5.125%, 2016	488,000	564,250
U.S. Treasury Notes, 0.875%, 2016	24,042,000	24,372,578

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.75%, 2017	$1,507,000	$1,789,210
U.S. Treasury Notes, 3.75%, 2018	1,633,000	1,901,552
U.S. Treasury Notes, 2.75%, 2019	405,500	448,996
U.S. Treasury Notes, 3.5%, 2020	13,238,000	15,369,530
U.S. Treasury Notes, 3.125%, 2021	150,000	170,098

		$153,249,601

Utilities – Electric Power – 0.9%
Bruce Mansfield Unit, 6.85%, 2034	$1,023,973	$1,066,979
MidAmerican Funding LLC, 6.927%, 2029	2,816,000	3,740,228
Oncor Electric Delivery Co., 7%, 2022	1,658,000	2,107,301
Progress Energy, Inc., 3.15%, 2022	1,374,000	1,390,936
PSEG Power LLC, 5.32%, 2016	1,014,000	1,146,390
System Energy Resources, Inc., 5.129%, 2014 (z)	305,886	309,908
Waterford 3 Funding Corp., 8.09%, 2017	1,356,768	1,401,138

		$11,162,880

Total Bonds (Identified Cost, $441,879,778)		$477,845,443

CONVERTIBLE PREFERRED STOCKS – 0.3%
Aerospace – 0.0%
United Technologies Corp.	9,520	$530,359

Automotive – 0.2%
General Motors Co.	45,390	$2,003,061

Utilities – Electric Power – 0.1%
PPL Corp.	13,190	$689,969

Total Convertible Preferred Stocks (Identified Cost, $3,407,282)		$3,223,389

MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	24,125,189	$24,125,189

Total Investments (Identified Cost, $1,154,900,460)		$1,265,550,213

OTHER ASSETS, LESS LIABILITIES – (1.2)%		(15,415,399)

Net Assets – 100.0%		$1,250,134,814

14

MFS Total Return Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $38,932,880, representing 3.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AT&T, Inc., 4.35%, 2045	12/13/12	$1,651,995	$1,621,257
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	1,369,881	865,946
Nordea Bank AB, 4.875%, 2021	1/11/11	816,714	951,290
Russian Federation, 3.625%, 2015	4/22/10	2,693,087	2,852,550
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,212,157	1,155,770
System Energy Resources, Inc., 5.129%, 2014	4/16/04	305,886	309,908
Total Restricted Securities			$7,756,721
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

15

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,130,775,271)	$1,241,425,024
Underlying affiliated funds, at cost and value	24,125,189
Total investments, at value (identified cost, $1,154,900,460)	$1,265,550,213
Cash	7,718
Receivables for
Fund shares sold	285
Interest and dividends	4,298,905
Other assets	12,773
Total assets		$1,269,869,894
Liabilities
Payables for
Investments purchased	$1,310,910
TBA purchase commitments	16,469,632
Fund shares reacquired	1,739,668
Payable to affiliates
Investment adviser	94,312
Distribution and/or service fees	18,376
Payable for independent Trustees’ compensation	100
Accrued expenses and other liabilities	102,082
Total liabilities		$19,735,080
Net assets		$1,250,134,814
Net assets consist of
Paid-in capital	$1,147,557,625
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	110,657,007
Accumulated net realized gain (loss) on investments and foreign currency	(38,591,725)
Undistributed net investment income	30,511,907
Net assets		$1,250,134,814
Shares of beneficial interest outstanding		69,712,831

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$576,174,370	31,962,462	$18.03
Service Class	673,960,444	37,750,369	17.85

See Notes to Financial Statements

16

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$21,141,916
Interest	18,797,559
Dividends from underlying affiliated funds	26,425
Foreign taxes withheld	(116,901)
Total investment income		$39,848,999
Expenses
Management fee	$8,809,276
Distribution and/or service fees	1,779,373
Administrative services fee	196,871
Independent Trustees’ compensation	36,962
Custodian fee	135,288
Shareholder communications	44,960
Audit and tax fees	61,050
Legal fees	21,070
Miscellaneous	62,813
Total expenses		$11,147,663
Fees paid indirectly	(101)
Reduction of expenses by investment adviser	(4,710)
Net expenses		$11,142,852
Net investment income		$28,706,147
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$50,132,672
Foreign currency	(4,578)
Net realized gain (loss) on investments and foreign currency		$50,128,094
Change in unrealized appreciation (depreciation)
Investments	$60,264,030
Translation of assets and liabilities in foreign currencies	14,589
Net unrealized gain (loss) on investments and foreign currency translation		$60,278,619
Net realized and unrealized gain (loss) on investments and foreign currency		$110,406,713
Change in net assets from operations		$139,112,860

See Notes to Financial Statements

17

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$28,706,147	$29,779,694
Net realized gain (loss) on investments and foreign currency	50,128,094	45,159,844
Net unrealized gain (loss) on investments and foreign currency translation	60,278,619	(49,901,548)
Change in net assets from operations	$139,112,860	$25,037,990
Distributions declared to shareholders
From net investment income	$(31,575,153)	$(33,161,222)
Change in net assets from fund share transactions	$(181,788,269)	$(72,331,661)
Total change in net assets	$(74,250,562)	$(80,454,893)
Net assets
At beginning of period	1,324,385,376	1,404,840,269
At end of period (including undistributed net investment income of $30,511,907 and $31,568,753, respectively)	$1,250,134,814	$1,324,385,376

See Notes to Financial Statements

18

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.62	$16.77	$15.66	$13.83	$19.50
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	$0.38	$0.40	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	(0.09)	1.16	1.98	(4.30)
Total from investment operations	$1.87	$0.31	$1.54	$2.38	$(3.81)
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.46)	$(0.43)	$(0.55)	$(0.60)
From net realized gain on investments	—	—	—	—	(1.26)
Total distributions declared to shareholders	$(0.46)	$(0.46)	$(0.43)	$(0.55)	$(1.86)
Net asset value, end of period (x)	$18.03	$16.62	$16.77	$15.66	$13.83
Total return (%) (k)(r)(s)(x)	11.34	1.93	9.97	18.09	(21.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.76	0.75	0.76	0.74
Expenses after expense reductions (f)	0.72	0.74	0.74	N/A	N/A
Net investment income	2.33	2.38	2.37	2.87	2.93
Portfolio turnover	22	20	32	45	62
Net assets at end of period (000 omitted)	$576,174	$593,602	$571,781	$604,214	$604,843
See Notes to Financial Statements

19

MFS Total Return Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.46	$16.61	$15.52	$13.70	$19.33
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.33	$0.36	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	1.44	(0.10)	1.16	1.97	(4.26)
Total from investment operations	$1.80	$0.26	$1.49	$2.33	$(3.82)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)	$(0.40)	$(0.51)	$(0.55)
From net realized gain on investments	—	—	—	—	(1.26)
Total distributions declared to shareholders	$(0.41)	$(0.41)	$(0.40)	$(0.51)	$(1.81)
Net asset value, end of period (x)	$17.85	$16.46	$16.61	$15.52	$13.70
Total return (%) (k)(r)(s)(x)	11.02	1.66	9.69	17.81	(21.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.01	1.00	1.00	0.99
Expenses after expense reductions (f)	0.97	0.99	0.99	N/A	N/A
Net investment income	2.08	2.13	2.12	2.60	2.69
Portfolio turnover	22	20	32	45	62
Net assets at end of period (000 omitted)	$673,960	$730,783	$833,059	$855,092	$708,517

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Total Return Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

21

MFS Total Return Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities
United States	$713,579,050	$—	$—	$713,579,050
United Kingdom	—	24,082,577	—	24,082,577
Switzerland	10,670,853	2,211,230	—	12,882,083
France	—	6,785,417	—	6,785,417
Germany	—	2,376,152	—	2,376,152
Israel	1,990,399	—	—	1,990,399
Canada	1,883,907	—	—	1,883,907
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	158,200,224	—	158,200,224
Non-U.S. Sovereign Debt	—	20,884,838	—	20,884,838
Corporate Bonds	—	84,304,869	—	84,304,869
Residential Mortgage-Backed Securities	—	155,510,470	—	155,510,470
Commercial Mortgage-Backed Securities	—	22,281,481	—	22,281,481
Asset-Backed Securities (including CDOs)	—	1,428,352	—	1,428,352
Foreign Bonds	—	35,235,205	—	35,235,205
Mutual Funds	24,125,189	—	—	24,125,189
Total Investments	$752,249,398	$513,300,815	$—	$1,265,550,213

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $30,976,067 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $41,646,920 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or

22

MFS Total Return Portfolio

Notes to Financial Statements – continued

short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$31,575,153	$33,161,222

23

MFS Total Return Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$1,163,543,758
Gross appreciation	148,343,475
Gross depreciation	(46,337,020)
Net unrealized appreciation (depreciation)	$102,006,455
Undistributed ordinary income	30,511,907
Capital loss carryforwards	(29,948,427)
Other temporary differences	7,254

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(13,894,109)
12/31/17	(16,054,318)
Total	$(29,948,427)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$15,190,277	$14,376,700
Service Class	16,384,876	18,784,522
Total	$31,575,153	$33,161,222

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transactions costs, and investment-related expenses such that total annual operating expenses do not exceed 0.74% of average daily net assets for the Initial Class shares and 0.99% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses, related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

24

MFS Total Return Portfolio

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,721 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,710, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$68,524,229	$77,345,591
Investments (non-U.S. Government securities)	$217,228,902	$376,396,251

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	254,736	$4,488,706	217,705	$3,698,442
Service Class	294,390	5,092,764	903,326	14,964,933
	549,126	$9,581,470	1,121,031	$18,663,375
Shares issued in connection with acquisition of Total Return Variable Account
Initial Class			5,309,597	$87,449,070
Shares issued to shareholders in reinvestment of distributions
Initial Class	867,520	$15,190,277	890,750	$14,376,700
Service Class	943,829	16,384,876	1,174,032	18,784,522
	1,811,349	$31,575,153	2,064,782	$33,161,222

25

MFS Total Return Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(4,874,788)	$(85,781,901)	(4,791,148)	$(80,701,035)
Service Class	(7,886,087)	(137,162,991)	(7,830,688)	(130,904,293)
	(12,760,875)	$(222,944,892)	(12,621,836)	$(211,605,328)
Net change
Initial Class	(3,752,532)	$(66,102,918)	1,626,904	$24,823,177
Service Class	(6,647,868)	(115,685,351)	(5,753,330)	(97,154,838)
	(10,400,400)	$(181,788,269)	(4,126,426)	$(72,331,661)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $8,404 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	17,677,046	221,317,441	(214,869,298)	24,125,189

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,425	$24,125,189

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $1,241,377,323, acquired all of the investment-related assets and liabilities of Total Return Variable Account. The acquisition was part of a transaction in which the Total Return Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the Total Return Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 5,309,597 shares of the fund (valued at $87,449,070) for all of the investment-related assets and liabilities of Total Return Variable Account. Total Return Variable Account’s investments on that date were valued at approximately $87,136,582 with a cost basis of approximately $78,638,088. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Total Return Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No pro forma information is provided as it is not material to the combined fund results.

26

MFS Total Return Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

27

MFS Total Return Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

28

MFS Total Return Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

29

MFS Total Return Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

30

MFS Total Return Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 56.13% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

ANNUAL REPORT

December 31, 2012

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE •

NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	21.0%	5.5%	26.5%
	Europe ex-U.K.	17.1%	(3.3)%	13.8%
	Japan	8.3%	0.0%	8.3%
	Asia/Pacific ex-Japan	2.0%	4.4%	6.4%
	Emerging Markets	2.6%	0.0%	2.6%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	United Kingdom	5.4%	(7.2)%	(1.8)%
	North America ex-U.S.	2.7%	(5.2)%	(2.5)%
	Total	59.2%	(5.8)%	53.4%
Equity	Europe ex-U.K.	6.9%	11.3%	18.2%
	U.S. Large Cap	16.0%	(2.9)%	13.1%
	Emerging Markets	0.5%	7.1%	7.6%
	United Kingdom	5.0%	1.7%	6.7%
	Japan	4.3%	(1.2)%	3.1%
	U.S. Small/Mid Cap	0.7%	(2.8)%	(2.1)%
	Asia/Pacific ex-Japan	0.2%	(2.4)%	(2.2)%
	North America ex-U.S.	0.2%	(4.8)%	(4.6)%
	Total	33.8%	6.0%	39.8%
Real Estate-related	Non-U.S.	0.6%	0.0%	0.6%
	U.S.	0.3%	0.0%	0.3%
	Total	0.9%	0.0%	0.9%
Cash	Cash & Equivalents (d)	2.0%	4.0%	6.0%
	Derivative Offsets (e)	0.1%	(0.2)%	(0.1)%
	Total	2.1%	3.8%	5.9%
Total Net Exposure Summary		96.0%	4.0%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
US Treasury Note 10 Yr Future MAR 2013	5.5%
Australian Government Bond 10 Yr Future MAR 2013	4.4%
CAC 40 Index Future JAN 2013	4.2%
Dax Index Future MAR 2013	3.8%
Japan Govt Bond, 1.1%, 2020	3.0%
S&P 500 E-Mini Future MAR 2013	(2.9)%
Euro-Bund 10 Yr Future MAR 2013	(3.3)%
S&P TSE 60 Index Future Mar 2013	(4.8)%
Govt of Canada Bond 10 Yr Future MAR 2013	(5.2)%
UK Long Gilt Bond 10 Yr Future MAR 2013	(7.2)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(d)	Cash & Equivalents includes cash, other assets (excluding interest receivables) less liabilities, short term securities, and the unrealized gain or loss in connection with all forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within theses ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of 9.56%, while Service Class shares of the fund provided a total return of 9.26%. These compare with a return of 4.32% over the same period for the fund’s benchmark, the Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 16.54% and 9.44%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Within the equity portion of the fund, stock selection in the autos & housing sector held back performance relative to the MSCI World Index. However, there were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

The combination of an underweight position and stock selection in the financial services sector also weighed on relative results. The fund’s underweight position in shares of financial services firm Bank of America hindered relative returns as the stock posted strong results for the period.

Other top individual detractors included the fund’s holdings of oil and gas exploration and production company Occidental Petroleum, voice and data communications services company Vodafone Group (United Kingdom), parcel delivery services company Yamato Holding (Japan), pharmaceutical firm GlaxoSmithKline (United Kingdom), household and industrial products manufacturer Kao Corp. (Japan), Hong Kong listed telecommunications service provider China Unicom (Hong Kong) (b), and mail room equipment supplier Neopost (France). Not holding shares of strong-performing computer and personal electronics maker Apple also dampened relative performance.

Within the fixed income portion of the fund, a longer duration (d) stance in the North American region dampened results relative to the Barclays Global Aggregate Bond Index as rates rallied over the reporting period. The fund’s lack of exposure to bonds in the European banking and financial sectors also held back relative returns as both sectors generated strong performance during the reporting period.

Within the fund’s tactical overlay, short exposures to developed Asian equity markets, such as Japan, Hong Kong, and Australia, was a detractor from relative performance as these markets delivered solid performance during the period.

MFS Global Tactical Allocation Portfolio

Management Review – continued

Contributors to Performance

Within the equity portion of the fund, the combination of stock selection and an underweight position in the technology sector benefited performance relative to the MSCI World Index. The timing of the fund’s ownership in shares of mobile phone maker Nokia (Finland), and holdings of contract semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan), contributed to relative results.

Strong stock selection and an underweight position in the basic materials sector were also positive factors for relative performance. Holdings of protective and decorative coatings manufacturer PPG Industries were among the fund’s top relative contributors for the reporting period.

Individual securities in other sectors that aided relative results included Dutch brewer Heineken International N.V., healthcare products maker Bayer AG (Germany), diversified household products company Henkel KGaA (Germany), transaction processing power and technology solutions provider Amadeus Holdings AG (h) (Spain), Japanese securities brokerage firm Daiwa Securities, Switzerland-based reinsurance company Swiss Reinsurance, and real estate company Deutsche Wohnen (Germany).

Within the fixed income portion of the fund, an overweight exposure to U.S. corporate bonds in the banking and financial sectors contributed to results relative to the Barclays Global Aggregate Bond Index as both sectors outpaced the benchmark during the reporting period. The fund’s greater exposure to “BBB” (r) rated securities also supported positive relative results. This quality bucket performed well as these issues appeared to have benefited from strong investor demand due to a liquidity-fueled rally. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another positive factor for relative results.

The fund’s tactical overlay contributed to relative performance, led by a short position in Japanese yen which depreciated during the period. The overlay’s short exposure to Canadian bonds also supported relative results. Exposure to emerging markets equity, particularly in Turkey, South Africa and China aided relative returns. Additionally, long exposure to the strong performing German equity market and short exposure to the Canadian equity market, which posted positive absolute performance but did not perform as well as other equity markets, benefited relative results.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins	Benjamin Nastou
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro	Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Linda Zhang is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/7/94	9.56%	2.72%	8.11%
Service Class	8/24/01	9.26%	2.46%	7.84%

Comparative benchmarks
Barclays Global Aggregate Bond Index (f)		4.32%	5.44%	5.98%
MSCI World Index (f)		16.54%	(0.60)%	8.08%
MFS Global Tactical Allocation Blended Index (f)(y)		9.44%	3.72%	6.38%
Barclays Global Aggregate Bond Index Hedged (f)		5.72%	5.28%	4.76%

(f)	Source: FactSet Research Systems Inc.

(y)	The MFS Global Tactical Allocation Blended Index is at a point in time and allocations during the period can change. As of December 31, 2012, the blended index was comprised of 35% MSCI World Index, 54% Barclays Global Aggregate Bond Index Hedged, and 11% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.75%	$1,000.00	$1,071.48	$3.91
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
Service Class	Actual	1.00%	$1,000.00	$1,069.82	$5.20
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 34.3%
Aerospace – 1.9%
Cobham PLC	559,240	$2,033,821
Honeywell International, Inc.	66,741	4,235,987
Lockheed Martin Corp. (s)	88,540	8,171,357
Northrop Grumman Corp.	23,370	1,579,345
United Technologies Corp.	55,430	4,545,814

		$20,566,324

Alcoholic Beverages – 0.7%
Heineken N.V.	105,085	$7,009,476

Automotive – 0.3%
Johnson Controls, Inc.	64,510	$1,980,457
USS Co. Ltd.	15,070	1,563,794

		$3,544,251

Broadcasting – 1.1%
Fuji Television Network, Inc.	968	$1,463,287
Nippon Television Holdings, Inc.	104,200	1,384,362
Omnicom Group, Inc.	51,840	2,589,926
Viacom, Inc., “B”	45,680	2,409,163
Walt Disney Co.	81,530	4,059,379

		$11,906,117

Brokerage & Asset Managers – 0.7%
BlackRock, Inc.	16,442	$3,398,726
Computershare Ltd.	124,231	1,169,816
Daiwa Securities Group, Inc.	453,000	2,523,068

		$7,091,610

Business Services – 1.8%
Accenture PLC, “A”	91,050	$6,054,825
Amadeus IT Holding S.A.	132,765	3,331,641
Bunzl PLC	152,658	2,492,565
Compass Group PLC	308,260	3,645,718
Dun & Bradstreet Corp.	20,300	1,596,595
Nomura Research, Inc.	75,500	1,561,678

		$18,683,022

Cable TV – 0.3%
Comcast Corp., “Special A”	73,680	$2,648,796

Chemicals – 0.9%
3M Co.	41,680	$3,869,988
Givaudan S.A.	2,230	2,364,195
PPG Industries, Inc.	24,460	3,310,661

		$9,544,844

Computer Software – 0.4%
Oracle Corp.	117,030	$3,899,440

Computer Software – Systems – 0.7%
Canon, Inc.	64,400	$2,525,908
International Business Machines Corp.	27,080	5,187,174

		$7,713,082

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.4%
Geberit AG	7,811	$1,729,185
Stanley Black & Decker, Inc.	38,140	2,821,216

		$4,550,401

Consumer Products – 1.6%
Henkel KGaA, IPS	63,645	$5,226,730
Kao Corp.	141,800	3,694,517
KOSE Corp.	36,000	752,352
Procter & Gamble Co.	52,690	3,577,124
Reckitt Benckiser Group PLC	60,590	3,795,583

		$17,046,306

Electrical Equipment – 0.9%
Danaher Corp.	44,530	$2,489,227
Legrand S.A.	74,291	3,135,586
Pentair Ltd.	8,975	441,121
Spectris PLC	44,556	1,492,461
Tyco International Ltd.	78,700	2,301,975

		$9,860,370

Electronics – 0.8%
Halma PLC	201,173	$1,516,116
Hirose Electric Co. Ltd.	13,900	1,664,162
Intel Corp.	50,790	1,047,798
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	250,038	4,290,652

		$8,518,728

Energy – Independent – 0.5%
Cairn Energy PLC	334,426	$1,465,083
Occidental Petroleum Corp.	49,670	3,805,219

		$5,270,302

Energy – Integrated – 1.8%
BP PLC	703,575	$4,874,904
Chevron Corp.	37,810	4,088,773
Exxon Mobil Corp.	50,940	4,408,857
Royal Dutch Shell PLC, “A”	150,929	5,333,005

		$18,705,539

Food & Beverages – 1.4%
General Mills, Inc.	67,230	$2,716,764
Groupe Danone	104,775	6,922,445
Nestle S.A.	80,863	5,269,157

		$14,908,366

Food & Drug Stores – 0.6%
CVS Caremark Corp.	72,940	$3,526,649
Lawson, Inc.	36,700	2,494,622

		$6,021,271

General Merchandise – 0.3%
Target Corp.	57,950	$3,428,902

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 2.0%
Aon PLC	42,020	$2,336,312
Hiscox Ltd.	208,734	1,519,429
ING Groep N.V. (a)	268,861	2,571,035
Jardine Lloyd Thompson Group PLC	73,725	967,146
MetLife, Inc.	106,370	3,503,828
Prudential Financial, Inc.	37,970	2,024,940
Swiss Re Ltd.	45,698	3,335,235
Travelers Cos., Inc.	42,940	3,083,951
Zurich Insurance Group AG	9,065	2,423,905

		$21,765,781

Leisure & Toys – 0.2%
Hasbro, Inc.	64,540	$2,316,986

Machinery & Tools – 0.2%
Glory Ltd.	37,700	$873,292
Neopost S.A.	28,728	1,519,049

		$2,392,341

Major Banks – 2.6%
Bank of New York Mellon Corp.	148,751	$3,822,901
Goldman Sachs Group, Inc.	22,910	2,922,400
HSBC Holdings PLC	476,854	5,043,604
JPMorgan Chase & Co.	138,810	6,103,476
State Street Corp.	63,860	3,002,059
Sumitomo Mitsui Financial Group, Inc.	35,100	1,275,149
Toronto-Dominion Bank	15,498	1,304,873
Wells Fargo & Co.	131,410	4,491,594

		$27,966,056

Medical & Health Technology & Services – 0.3%
Kobayashi Pharmaceutical Co. Ltd.	35,200	$1,671,532
Quest Diagnostics, Inc.	24,410	1,422,371

		$3,093,903

Medical Equipment – 0.5%
Medtronic, Inc.	73,950	$3,033,429
St. Jude Medical, Inc.	50,870	1,838,442

		$4,871,871

Network & Telecom – 0.6%
Ericsson, Inc., “B”	391,218	$3,934,974
Nokia Oyj	597,617	2,350,188

		$6,285,162

Oil Services – 0.1%
Transocean, Inc.	14,030	$626,440

Other Banks & Diversified Financials – 0.5%
DnB NOR A.S.A.	181,838	$2,317,875
Hachijuni Bank Ltd.	124,000	622,459
MasterCard, Inc., “A”	1,863	915,255
North Pacific Bank Ltd. (a)	177,700	496,374
Western Union Co.	96,090	1,307,785

		$5,659,748

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 4.0%
Abbott Laboratories	69,250	$4,535,875
Bayer AG	77,844	7,392,263
GlaxoSmithKline PLC	269,525	5,851,815
Johnson & Johnson	113,690	7,969,669
Pfizer, Inc. (s)	326,030	8,176,832
Roche Holding AG	34,879	7,105,721
Santen Pharmaceutical Co. Ltd.	36,400	1,392,809

		$42,424,984

Printing & Publishing – 0.2%
Pearson PLC	115,530	$2,258,536

Railroad & Shipping – 0.1%
Canadian National Railway Co.	11,650	$1,060,267

Real Estate – 0.5%
Deutsche Wohnen AG	186,793	$3,449,511
GSW Immobilien AG	52,228	2,207,577

		$5,657,088

Restaurants – 0.2%
McDonald’s Corp.	26,940	$2,376,377

Specialty Chemicals – 0.1%
Shin-Etsu Chemical Co. Ltd.	18,900	$1,154,402

Specialty Stores – 0.1%
Esprit Holdings Ltd.	911,100	$1,273,886

Telecommunications – Wireless – 1.5%
KDDI Corp.	121,500	$8,582,153
NTT DoCoMo, Inc.	1,316	1,889,972
Vodafone Group PLC	2,207,492	5,551,547

		$16,023,672

Telephone Services – 1.1%
AT&T, Inc.	134,480	$4,533,321
China Unicom (Hong Kong) Ltd.	744,000	1,206,406
Deutsche Telekom AG	195,850	2,225,098
TDC A.S.	212,280	1,503,758
Telecom Italia S.p.A.	2,942,047	2,328,049

		$11,796,632

Tobacco – 1.9%
British American Tobacco PLC	103,945	$5,266,896
Japan Tobacco, Inc.	161,200	4,540,059
Lorillard, Inc.	20,580	2,401,069
Philip Morris International, Inc. (s)	96,116	8,039,142

		$20,247,166

Trucking – 0.4%
United Parcel Service, Inc., “B”	20,000	$1,474,600
Yamato Holdings Co. Ltd.	212,600	3,232,693

		$4,707,293

Utilities – Electric Power – 0.1%
PG&E Corp.	36,510	$1,466,972

Total Common Stocks (Identified Cost, $313,835,108)		$366,342,710

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – 59.1%
Asset-Backed & Securitized – 2.4%
Bayview Commercial Asset Trust, FRN, 1.725%, 2023 (z)	CAD	170,000	$164,329
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,729,018	1,983,374
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		532,759	553,409
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		1,432,759	1,646,303
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039		2,310,000	2,622,739
CWCapital LLC, 5.223%, 2048		2,310,000	2,618,537
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		443,304	445,521
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.811%, 2049		1,230,759	1,320,266
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 2051		1,808,573	1,923,955
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.811%, 2049		2,310,000	2,693,807
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.849%, 2050		2,373,000	2,523,401
Merrill Lynch Mortgage Trust, FRN, 5.849%, 2050		3,310,000	3,807,791
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.736%, 2050		2,460,000	2,818,186
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.921%, 2051		536,719	561,465

			$25,683,083

Automotive – 1.0%
Daimler Finance North America LLC, 1.3%, 2015 (n)		$3,180,000	$3,198,460
Hyundai Capital America, 2.125%, 2017 (n)		266,000	267,905
Nissan Motor Acceptance Corp., 1.95%, 2017 (n)		420,000	425,738
Toyota Motor Credit Corp., 0.875%, 2015		3,110,000	3,122,810
Volkswagen International Finance N.V., 1.15%, 2015 (n)		3,117,000	3,121,311

			$10,136,224

Biotechnology – 0.3%
Life Technologies Corp., 6%, 2020		$2,750,000	$3,259,275

Broadcasting – 0.5%
British Sky Broadcasting Group PLC, 3.125%, 2022 (n)		$3,440,000	$3,428,029
NBCUniversal Media LLC, 5.15%, 2020		1,166,000	1,382,241

			$4,810,270

Building – 0.0%
Owens Corning, Inc., 6.5%, 2016		$220,000	$247,206

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – 0.4%
Cox Communications, Inc., 3.25%, 2022 (n)	$998,000	$1,029,195
DIRECTV Holdings LLC, 5.2%, 2020	1,656,000	1,879,252
Time Warner Cable, Inc., 5%, 2020	1,020,000	1,187,622

		$4,096,069

Chemicals – 0.1%
Dow Chemical Co., 8.55%, 2019	$930,000	$1,255,571

Conglomerates – 0.0%
Roper Industries, Inc., 1.85%, 2017	$511,000	$510,618

Consumer Products – 0.1%
Newell Rubbermaid, Inc., 4.7%, 2020	$1,350,000	$1,491,063

Electrical Equipment – 0.1%
Ericsson, Inc., 4.125%, 2022	$780,000	$810,650

Emerging Market Quasi-Sovereign – 1.5%
Banco do Brasil (Cayman Branch), 6%, 2020 (n)	$910,000	$1,057,875
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	519,000	537,165
BNDES Participacoes S.A., 6.5%, 2019 (n)	700,000	857,500
CEZ A.S., 4.25%, 2022 (n)	1,645,000	1,760,874
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	669,000	748,330
Comision Federal de Electricidad, 5.75%, 2042 (n)	1,163,000	1,317,098
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	474,000	512,547
Empresa Nacional del Petroleo, 6.25%, 2019	619,000	711,708
Pemex Project Funding Master Trust, 5.75%, 2018	1,003,000	1,171,003
Petrobras International Finance Co., 5.375%, 2021	2,072,000	2,332,699
Petroleos Mexicanos, 6%, 2020	600,000	717,000
Petroleos Mexicanos, 5.5%, 2021	664,000	775,884
PTT PLC, 3.375%, 2022 (z)	2,610,000	2,594,596
Rosneft, 3.149%, 2017 (z)	348,000	353,220
Rosneft, 4.199%, 2022 (z)	578,000	588,115

		$16,035,614

Emerging Market Sovereign – 0.6%
Federative Republic of Brazil, 5.625%, 2041	$1,255,000	$1,644,050
Republic of Colombia, 6.125%, 2041	1,241,000	1,703,893
Republic of Peru, 7.35%, 2025	1,400,000	2,028,600
Republic of Peru, 5.625%, 2050	51,000	66,122
Russian Federation, 4.5%, 2022 (n)	400,000	458,000
Russian Federation, 5.625%, 2042 (n)	200,000	248,500

		$6,149,165

Energy – Independent – 0.1%
Apache Corp., 4.75%, 2043	$526,000	$572,607

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – 0.1%
General Electric Capital Corp., 4.625%, 2021	$900,000	$1,020,866
SLM Corp., 6.25%, 2016	493,000	536,138

		$1,557,004

Food & Beverages – 0.8%
Anheuser-Busch InBev S.A., 5.375%, 2020	$1,310,000	$1,594,315
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	1,924,000	2,102,572
Kraft Foods, Inc., 6.125%, 2018	470,000	571,882
SABMiller Holdings, Inc., 3.75%, 2022 (n)	466,000	503,201
Tyson Foods, Inc., 6.6%, 2016	3,213,000	3,681,921

		$8,453,891

Food & Drug Stores – 0.0%
CVS Caremark Corp., 5.75%, 2017	$444,000	$530,834

Forest & Paper Products – 0.2%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$1,590,000	$1,891,518
Votorantim Participacoes S.A., 6.75%, 2021 (n)	600,000	703,500

		$2,595,018

Insurance – 0.6%
American International Group, Inc., 4.875%, 2016	$1,460,000	$1,632,982
Swiss Re Ltd., 2.875%, 2022 (n)	1,550,000	1,551,178
Unum Group, 7.125%, 2016	800,000	942,441
UnumProvident Corp., 6.85%, 2015 (n)	2,429,000	2,748,209

		$6,874,810

Insurance – Health – 0.1%
UnitedHealth Group, Inc., 2.75%, 2023	$1,410,000	$1,422,684

Insurance – Property & Casualty – 0.7%
AXIS Capital Holdings Ltd., 5.75%, 2014	$320,000	$343,190
Chubb Corp., 6.375% to 2017, FRN to 2067	1,010,000	1,100,900
CNA Financial Corp., 5.875%, 2020	2,000,000	2,359,610
Liberty Mutual Group, Inc., 4.95%, 2022 (n)	677,000	737,854
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	1,089,000	1,127,115
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	2,000,000	2,140,000

		$7,808,669

International Market Quasi-Sovereign – 0.4%
Statoil A.S.A., 4.25%, 2041	$1,260,000	$1,355,637
Temasek Financial I Ltd., 2.375%, 2023 (n)	2,880,000	2,836,529

		$4,192,166

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – 32.4%
Commonwealth of Australia, 5.75%, 2021	AUD	8,443,000	$10,444,177
Federal Republic of Germany, 3.75%, 2015	EUR	7,276,000	10,327,150
Federal Republic of Germany, 3.25%, 2021	EUR	3,370,000	5,228,308
Federal Republic of Germany, 6.25%, 2030	EUR	4,184,000	8,919,953
Government of Canada, 4.5%, 2015	CAD	8,181,000	8,875,155
Government of Canada, 4.25%, 2018	CAD	13,100,000	15,092,459
Government of Canada, 3.25%, 2021	CAD	2,318,000	2,611,298
Government of Canada, 5.75%, 2033	CAD	1,478,000	2,307,029
Government of Japan, 1.7%, 2017	JPY	1,509,900,000	18,559,718
Government of Japan, 1.1%, 2020	JPY	2,627,700,000	31,706,286
Government of Japan, 2.1%, 2024	JPY	1,412,200,000	18,326,944
Government of Japan, 2.2%, 2027	JPY	553,450,000	7,149,308
Government of Japan, 2.4%, 2037	JPY	724,200,000	9,214,865
Government of New Zealand, 6%, 2021	NZD	5,323,000	5,229,021
Government of Norway, 3.75%, 2021	NOK	32,298,000	6,622,265
Kingdom of Belgium, 4.25%, 2021	EUR	3,219,000	5,074,487
Kingdom of Denmark, 3%, 2021	DKK	37,381,000	7,693,140
Kingdom of Spain, 4%, 2015	EUR	9,383,000	12,610,259
Kingdom of Spain, 5.5%, 2017	EUR	2,511,000	3,509,614
Kingdom of Spain, 4.6%, 2019	EUR	4,095,000	5,399,188
Kingdom of Sweden, 5%, 2020	SEK	59,740,000	11,638,586
Kingdom of the Netherlands, 3.75%, 2014	EUR	8,345,000	11,637,369
Kingdom of the Netherlands, 5.5%, 2028	EUR	1,387,000	2,663,597
Republic of Austria, 4.65%, 2018	EUR	3,314,000	5,227,746
Republic of Finland, 3.875%, 2017	EUR	1,557,000	2,382,054
Republic of Finland, 4%, 2025	EUR	1,331,000	2,190,915
Republic of France, 6%, 2025	EUR	3,219,000	5,989,280
Republic of France, 4.75%, 2035	EUR	5,220,000	9,026,088
Republic of Iceland, 4.875%, 2016 (n)		$1,518,000	1,594,899
Republic of Ireland, 5.5%, 2017	EUR	4,406,000	6,352,184
Republic of Italy, 4.25%, 2015	EUR	8,082,000	11,126,560
Republic of Italy, 5.25%, 2017	EUR	13,734,000	19,713,334
Republic of Italy, 3.75%, 2021	EUR	5,720,000	7,423,277
United Kingdom Treasury, 8%, 2015	GBP	7,479,000	14,854,780
United Kingdom Treasury, 5%, 2018	GBP	6,369,000	12,479,802
United Kingdom Treasury, 8%, 2021	GBP	4,705,000	11,601,977
United Kingdom Treasury, 4.25%, 2027	GBP	2,843,000	5,727,121

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, 4.25%, 2036	GBP	4,570,000	$9,090,068

			$345,620,261

Major Banks – 2.2%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$835,000	$910,747
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		1,300,000	1,307,397
Bank of America Corp., 5.65%, 2018		1,535,000	1,785,885
Bank of America Corp., 7.625%, 2019		2,225,000	2,847,045
Goldman Sachs Group, Inc., 1.6%, 2015		492,000	495,457
Goldman Sachs Group, Inc., 5.75%, 2022		1,056,000	1,248,416
HSBC USA, Inc., 4.875%, 2020		1,870,000	2,083,999
ING Bank N.V., FRN, 1.71%, 2014 (n)		1,900,000	1,917,828
JPMorgan Chase & Co., 4.25%, 2020		2,760,000	3,069,471
Macquarie Bank Ltd., 5%, 2017 (n)		1,502,000	1,642,737
Morgan Stanley, 7.3%, 2019		1,772,000	2,153,370
PNC Financial Services Group, Inc., FRN, 6.75%, 2049		860,000	976,736
Wells Fargo & Co., 2.1%, 2017		3,160,000	3,267,036

			$23,706,124

Medical & Health Technology & Services – 0.3%
Aristotle Holding, Inc., 2.65%, 2017 (n)		$2,800,000	$2,910,289
Aristotle Holding, Inc., 3.9%, 2022 (n)		285,000	307,302

			$3,217,591

Metals & Mining – 0.2%
Southern Copper Corp., 6.75%, 2040		$407,000	$489,977
Vale Overseas Ltd., 4.625%, 2020		410,000	443,005
Vale Overseas Ltd., 4.375%, 2022		998,000	1,065,372

			$1,998,354

Mortgage-Backed – 6.9%
Fannie Mae, 4.561%, 2014		$65,559	$67,837
Fannie Mae, 4.606%, 2014		111,444	114,645
Fannie Mae, 4.801%, 2014		368,845	377,575
Fannie Mae, 4.564%, 2015		636,432	663,013
Fannie Mae, 4.78%, 2015		89,736	96,566
Fannie Mae, 4.815%, 2015		236,191	253,088
Fannie Mae, 4.856%, 2015		71,423	76,795
Fannie Mae, 4.997%, 2015		282,805	309,818
Fannie Mae, 5.464%, 2015		138,043	151,622
Fannie Mae, 5.5%, 2015-2037		1,802,764	1,954,258
Fannie Mae, 5.09%, 2016		99,000	109,833
Fannie Mae, 5.273%, 2016		542,322	604,818
Fannie Mae, 5.424%, 2016		94,566	106,170
Fannie Mae, 5.725%, 2016		677,948	768,141
Fannie Mae, 3.308%, 2017		1,659,049	1,816,007
Fannie Mae, 4.992%, 2017		37,990	40,471
Fannie Mae, 5.05%, 2017		480,287	534,310
Fannie Mae, 2.578%, 2018		1,800,000	1,927,357
Fannie Mae, 3.84%, 2018		488,246	545,837
Fannie Mae, 3.849%, 2018		1,769,894	1,989,179
Fannie Mae, 5.341%, 2018		601,673	708,427

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.45%, 2019	$431,640	$499,734
Fannie Mae, 4.57%, 2019	237,533	274,572
Fannie Mae, 4.6%, 2019	613,159	714,367
Fannie Mae, 6.16%, 2019	58,404	66,610
Fannie Mae, 5%, 2020-2040	7,563,095	8,282,501
Fannie Mae, 4.5%, 2023-2040	1,346,579	1,472,400
Fannie Mae, 4%, 2025	309,172	338,695
Fannie Mae, 4.5%, 2034 (f)	7,084,306	7,690,472
Fannie Mae, 6%, 2037-2038	2,150,625	2,350,810
Fannie Mae, TBA, 3%, 2042	6,630,000	6,932,494
Freddie Mac, 3.882%, 2017	1,357,000	1,525,007
Freddie Mac, 2.323%, 2018	447,000	471,648
Freddie Mac, 2.412%, 2018	2,482,000	2,625,812
Freddie Mac, 2.699%, 2018	705,000	756,932
Freddie Mac, 4.186%, 2019	650,000	749,873
Freddie Mac, 5.085%, 2019	30,000	35,564
Freddie Mac, 2.757%, 2020	315,373	335,915
Freddie Mac, 3.32%, 2020	1,780,523	1,935,108
Freddie Mac, 4%, 2025	730,546	772,339
Freddie Mac, 5.5%, 2034-2037	292,215	318,506
Freddie Mac, 5%, 2036-2038	2,258,946	2,432,799
Freddie Mac, 4.5%, 2040	1,952,801	2,102,858
Freddie Mac, 4.5%, 2040 (f)	5,391,743	5,806,055
Ginnie Mae, 5%, 2040-2041	4,433,235	4,893,678
Ginnie Mae, TBA, 3%, 2042	6,400,000	6,804,001

		$73,404,517

Natural Gas – Pipeline – 0.2%
Energy Transfer Partners LP, 4.65%, 2021	$1,664,000	$1,828,288

Oil Services – 0.2%
Transocean, Inc., 6.5%, 2020	$1,320,000	$1,598,682

Other Banks & Diversified Financials – 0.6%
BB&T Corp., 3.95%, 2016	$1,820,000	$1,984,621
Capital One Financial Corp., 8.8%, 2019	815,000	1,103,589
Citigroup, Inc., 6.125%, 2018	733,000	878,435
SunTrust Banks, Inc., 3.5%, 2017	550,000	590,658
Svenska Handelsbanken AB, 2.875%, 2017	757,000	799,847
Swedbank AB, 2.125%, 2017 (n)	421,000	430,153
U.S. Bancorp, 2.95%, 2022	402,000	406,111

		$6,193,414

Pharmaceuticals – 0.4%
AbbVie, Inc., 1.2%, 2015 (n)	$3,080,000	$3,100,577
Teva Pharmaceutical Finance B.V., 2.95%, 2022	1,134,000	1,147,107

		$4,247,684

Railroad & Shipping – 0.2%
CSX Corp., 4.1%, 2044	$1,882,000	$1,857,799

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – 0.3%
Simon Property Group, Inc., REIT, 5.65%, 2020	$2,330,000	$2,796,035
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)	631,000	648,486

		$3,444,521

Retailers – 0.2%
Home Depot, Inc., 5.95%, 2041	$1,469,000	$1,983,548

Telecommunications – Wireless – 0.3%
American Tower Corp., REIT, 4.7%, 2022	$327,000	$361,798
Crown Castle Towers LLC, 6.113%, 2040 (n)	2,030,000	2,445,100

		$2,806,898

Telephone Services – 0.0%
Oi S.A., 5.75%, 2022 (n)	$432,000	$450,360

Tobacco – 0.1%
Altria Group, Inc., 9.7%, 2018	$492,000	$688,765

Transportation – Services – 0.2%
ERAC USA Finance Co., 2.75%, 2017 (n)	$376,000	$392,462
ERAC USA Finance Co., 7%, 2037 (n)	1,224,000	1,554,271

		$1,946,733

U.S. Government Agencies and Equivalents – 0.2%
Aid-Egypt, 4.45%, 2015	$649,000	$718,586
Small Business Administration, 5.09%, 2025	31,713	35,666
Small Business Administration, 5.21%, 2026	1,132,113	1,272,004
Small Business Administration, 5.31%, 2027	259,339	298,187

		$2,324,443

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 3.7%
U.S. Treasury Bonds, 6.875%, 2025 (f)	$10,986,000	$16,920,154
U.S. Treasury Bonds, 5.25%, 2029	855,000	1,184,042
U.S. Treasury Bonds, 4.5%, 2039 (f)	5,503,000	7,292,333
U.S. Treasury Notes, 4.75%, 2017 (f)	6,127,000	7,274,379
U.S. Treasury Notes, 3.5%, 2020 (f)	6,328,000	7,346,909

		$40,017,817

Utilities – Electric Power – 0.5%
Enel Finance International S.A., 6%, 2039 (n)	$894,000	$865,702
Progress Energy, Inc., 7.05%, 2019	2,150,000	2,702,043
TECO Energy, Inc., 6.572%, 2017	1,361,000	1,641,358

		$5,209,103

Total Bonds (Identified Cost, $599,365,312)		$631,037,393

Issuer/Expiration Date/ Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
iShares Russell 2000 Index – January 2013 @ $68 (Premiums Paid, $666,505)	8,125	$32,500

Issuer	Shares/Par
MONEY MARKET FUNDS – 6.1%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	64,672,375	$64,672,375

Total Investments (Identified Cost, $978,539,300)		$1,062,084,978

OTHER ASSETS, LESS LIABILITIES – 0.5%		5,269,077

Net Assets – 100.0%		$1,067,354,055

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $55,788,513, representing 5.2% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.725%, 2023	5/25/2006	$170,247	$164,329
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/2011	430,768	445,521
PTT PLC, 3.375%, 2022	10/22/2012	2,578,925	2,594,596
Rosneft, 3.149%, 2017	11/29/2012	348,000	353,220
Rosneft, 4.199%, 2022	11/29/2012	578,000	588,115
Total Restricted Securities			$4,145,781
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Barclays Bank PLC	128,000	1/11/13	$132,294	$132,843	$549
BUY	AUD	Deutsche Bank AG	185,000	1/11/13	191,820	191,999	179
BUY	AUD	Goldman Sachs International	130,000	1/11/13	132,231	134,918	2,687
SELL	AUD	Goldman Sachs International	114,000	1/11/13	119,099	118,313	786
BUY	CAD	Deutsche Bank AG	7,000	1/11/13	7,018	7,036	18
BUY	CAD	Goldman Sachs International	442,000	1/11/13	444,165	444,276	111
BUY	CAD	JPMorgan Chase Bank	21,501,506	2/08/13	21,435,292	21,600,095	164,803
SELL	CAD	JPMorgan Chase Bank	60,862,021	2/08/13	61,210,000	61,141,087	68,913
SELL	CAD	Merrill Lynch International Bank	11,254,694	1/11/13	11,473,961	11,312,645	161,316
BUY	CHF	Goldman Sachs International	85,000	1/11/13	92,676	92,945	269
BUY	CHF	UBS AG	4,476,000	1/11/13	4,825,278	4,894,376	69,098
BUY	CZK	Goldman Sachs International	14,915,000	1/11/13	782,549	784,705	2,156
BUY	DKK	Goldman Sachs International	647,000	1/11/13	111,914	114,480	2,566
BUY	EUR	Barclays Bank PLC	2,928,013	1/11/13	3,810,393	3,865,096	54,703
BUY	EUR	Citibank N.A.	649,000	1/11/13	833,675	856,706	23,031
BUY	EUR	Deutsche Bank AG	10,353,044	1/11/13	13,340,177	13,666,440	326,263
BUY	EUR	Goldman Sachs International	18,013,769	2/08/13	23,164,000	23,784,622	620,622
BUY	EUR	Merrill Lynch International Bank	194,000	1/11/13	252,548	256,088	3,540
BUY	EUR	UBS AG	14,848,047	1/11/13-318/13	19,385,509	19,609,413	223,904
SELL	EUR	Barclays Bank PLC	543,000	1/11/13	720,849	716,782	4,067
SELL	EUR	Citibank N.A.	204,000	1/11/13	270,635	269,288	1,347
BUY	GBP	Barclays Bank PLC	355,000	1/11/13	570,440	576,667	6,227
BUY	GBP	Goldman Sachs International	12,000	1/11/13	19,264	19,493	229
BUY	GBP	JPMorgan Chase Bank	422,556	2/08/13	675,000	686,353	11,353
BUY	GBP	UBS AG	459,000	1/11/13	736,565	745,606	9,041
BUY	INR	Deutsche Bank AG	92,274,000	1/25/13	1,650,403	1,676,697	26,294
SELL	JPY	Barclays Bank PLC	132,186,000	1/11/13	1,538,025	1,525,831	12,194
SELL	JPY	Citibank N.A.	83,677,000	1/11/13	1,025,149	965,889	59,260
SELL	JPY	Credit Suisse Group	65,007,000	1/11/13	803,662	750,380	53,282
SELL	JPY	Deutsche Bank AG	35,837,000	1/11/13	457,876	413,669	44,207
SELL	JPY	Goldman Sachs International	7,455,558,328	1/11/13-2/08/13	93,267,484	86,078,291	7,189,193
SELL	JPY	JPMorgan Chase Bank	10,943,912,998	2/08/13	137,147,693	126,355,376	10,792,317
SELL	JPY	UBS AG	256,996,924	1/11/13	3,196,839	2,966,531	230,308
BUY	KRW	JPMorgan Chase Bank	6,932,661,000	2/07/13	6,389,550	6,461,266	71,716
BUY	MXN	Citibank N.A.	23,952,794	1/14/13	1,844,438	1,851,238	6,800
BUY	MXN	UBS AG	23,952,794	1/14/13	1,843,501	1,851,238	7,737
BUY	MYR	JPMorgan Chase Bank	9,036,756	2/05/13	2,947,889	2,948,353	464
BUY	NOK	Goldman Sachs International	264,942,104	1/11/13-2/08/13	46,443,748	47,608,394	1,164,646
BUY	NOK	JPMorgan Chase Bank	48,349,295	2/08/13	8,464,640	8,688,048	223,408
BUY	NZD	Citibank N.A.	56,000	1/11/13	45,842	46,257	415
BUY	NZD	Deutsche Bank AG	73,000	1/11/13	59,543	60,300	757
BUY	NZD	Goldman Sachs International	12,357,361	2/08/13	10,147,000	10,188,938	41,938
BUY	NZD	JPMorgan Chase Bank	21,990,953	2/08/13	18,109,000	18,132,064	23,064
BUY	PLN	Citibank N.A.	5,546,000	1/25/13	1,698,895	1,787,714	88,819
BUY	SEK	Citibank N.A.	3,343,000	1/11/13	506,616	513,962	7,346
BUY	SEK	Goldman Sachs International	301,818,498	1/11/13-2/08/13	45,355,036	46,372,145	1,017,109
BUY	SEK	JPMorgan Chase Bank	158,868,690	2/08/13	23,886,243	24,408,951	522,708
BUY	SGD	Citibank N.A.	1,308,000	1/11/13	1,062,503	1,070,751	8,248
BUY	THB	HSBC BANKUSA	44,082,000	3/18/13	1,434,028	1,435,896	1,868
BUY	THB	JPMorgan Chase Bank	3,284,000	1/29/13	106,624	107,227	603
BUY	ZAR	Deutsche Bank AG	2,232,000	1/11/13	250,998	262,994	11,996
BUY	ZAR	JPMorgan Chase Bank	13,131,135	1/11/13	1,470,518	1,547,229	76,711

							$23,441,186

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/12 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	Barclays Bank PLC	358,560	1/11/13	$376,720	$372,126	$(4,594)
BUY	AUD	Citibank N.A.	88,000	1/11/13	91,566	91,329	(237)
BUY	AUD	JPMorgan Chase Bank	9,703,043	2/08/13	10,090,000	10,049,280	(40,720)
SELL	AUD	Goldman Sachs International	1,692,852	2/08/13	1,742,775	1,753,259	(10,484)
SELL	AUD	JPMorgan Chase Bank	26,932,129	2/08/13	27,850,735	27,893,158	(42,423)
SELL	AUD	Westpac Banking Corp.	2,123,754	1/11/13	2,154,187	2,204,103	(49,916)
BUY	CAD	Merrill Lynch International Bank	13,000	1/11/13	13,210	13,067	(143)
BUY	CAD	UBS AG	65,000	1/11/13	66,230	65,335	(895)
SELL	CAD	Credit Suisse Group	204,000	1/11/13	204,622	205,050	(428)
SELL	CAD	JPMorgan Chase Bank	16,613,844	2/08/13	16,673,000	16,690,022	(17,022)
SELL	CHF	Goldman Sachs International	3,059,887	1/11/13-2/08/13	3,296,871	3,347,661	(50,790)
SELL	CHF	JPMorgan Chase Bank	944,657	2/08/13	1,017,133	1,033,535	(16,402)
SELL	DKK	Barclays Bank PLC	1,414,000	1/11/13	243,762	250,192	(6,430)
SELL	DKK	Citibank N.A.	29,287,621	1/11/13	5,136,917	5,182,136	(45,219)
SELL	DKK	Goldman Sachs International	10,498,333	2/08/13	1,830,467	1,858,373	(27,906)
BUY	EUR	Citibank N.A.	199,000	1/11/13	263,257	262,688	(569)
BUY	EUR	Merrill Lynch International Bank	115,000	1/11/13	152,101	151,805	(296)
SELL	EUR	Barclays Bank PLC	1,954,000	1/11/13	2,492,845	2,579,360	(86,515)
SELL	EUR	Credit Suisse Group	529,000	1/11/13	686,193	698,302	(12,109)
SELL	EUR	Deutsche Bank AG	186,000	1/11/13	238,447	245,528	(7,081)
SELL	EUR	Goldman Sachs International	75,126,866	2/08/13	97,615,718	99,194,353	(1,578,635)
SELL	EUR	JPMorgan Chase Bank	33,726,182	2/08/13	43,835,234	44,530,632	(695,398)
SELL	EUR	UBS AG	4,952,818	1/11/13	6,420,091	6,537,922	(117,831)
SELL	GBP	Barclays Bank PLC	4,690,170	1/11/13	7,501,153	7,618,783	(117,630)
SELL	GBP	Citibank N.A.	61,000	1/11/13	98,110	99,089	(979)
SELL	GBP	Credit Suisse Group	153,000	1/11/13	243,597	248,535	(4,938)
SELL	GBP	Deutsche Bank AG	4,487,170	1/11/13	7,172,338	7,289,027	(116,689)
SELL	GBP	Goldman Sachs International	121,000	1/11/13	192,225	196,554	(4,329)
SELL	GBP	JPMorgan Chase Bank	7,155,887	2/08/13	11,515,102	11,623,224	(108,122)
SELL	INR	JPMorgan Chase Bank	92,215,000	1/25/13	1,668,446	1,675,625	(7,179)
BUY	JPY	Barclays Bank PLC	119,416,000	1/11/13	1,497,783	1,378,426	(119,357)
BUY	JPY	Citibank N.A.	14,169,000	1/11/13	172,099	163,554	(8,545)
BUY	JPY	Credit Suisse Group	1,770,976,488	1/11/13	22,654,580	20,442,488	(2,212,092)
BUY	JPY	Goldman Sachs International	20,101,000	1/11/13	244,773	232,027	(12,746)
BUY	JPY	JPMorgan Chase Bank	2,291,446,259	2/08/13	27,866,000	26,456,401	(1,409,599)
BUY	JPY	Merrill Lynch International Bank	1,770,976,490	1/11/13	22,642,531	20,442,488	(2,200,043)
SELL	KRW	JPMorgan Chase Bank	5,601,930,800	2/07/13	5,163,070	5,221,020	(57,950)
SELL	MXN	Citibank N.A.	20,694,000	1/14/13	1,554,503	1,599,376	(44,873)
SELL	MYR	JPMorgan Chase Bank	4,978,000	2/05/13	1,616,339	1,624,134	(7,795)
SELL	NOK	Deutsche Bank AG	31,533,208	1/11/13	5,500,298	5,672,091	(171,793)
SELL	NOK	Merrill Lynch International Bank	452,000	1/11/13	78,567	81,304	(2,737)
BUY	NZD	Barclays Bank PLC	534,812	1/11/13	450,272	441,768	(8,504)
BUY	NZD	Goldman Sachs International	70,000	1/11/13	59,021	57,822	(1,199)
SELL	NZD	Goldman Sachs International	23,969,775	2/08/13	19,547,592	19,763,650	(216,058)
SELL	NZD	JPMorgan Chase Bank	6,497,139	2/08/13	5,296,597	5,357,045	(60,448)
SELL	NZD	Westpac Banking Corp.	5,967,325	1/11/13	4,859,252	4,929,156	(69,904)
SELL	SEK	Deutsche Bank AG	53,287,026	1/11/13	7,975,428	8,192,496	(217,068)
SELL	SEK	Goldman Sachs International	255,075,732	2/08/13	37,985,000	39,190,422	(1,205,422)
SELL	SEK	UBS AG	662,000	1/11/13	98,642	101,778	(3,136)

							$(11,201,178)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX Index (Long)	EUR	174	$15,979,812	January - 2013	$166,282
Bovespa Index (Long)	BRL	932	27,897,184	February - 2013	869,330
CAC 40 Index (Long)	EUR	930	45,620,945	January - 2013	965,878
DAX Index (Long)	EUR	160	40,799,426	March - 2013	725,034
FTSE 100 Index (Long)	GBP	193	18,639,375	March - 2013	183,537
FTSE Jse Top 40 Index (Long)	ZAR	380	15,951,112	March - 2013	438,947
FTSE MIB Index (Long)	EUR	153	16,806,505	March - 2013	755,188
Hang Seng China ENT Index (Long)	HKD	134	10,097,498	January - 2013	312,246
IBEX 35 Index (Long)	EUR	156	17,022,099	January - 2013	710,821
MSCI Taiwan Index (Long)	USD	469	13,077,807	January - 2013	318,301
S&P 500 E-Mini Index (Short)	USD	433	30,745,165	March - 2013	19,260
TURKDEK ISE 30 Index (Long)	TRY	4,116	22,681,985	February - 2013	357,071

					$5,821,895

Interest Rate Futures
Govt Of Canada Bond 10 yr (Short)	CAD	408	55,594,973	March - 2013	$174,585
UK Long Gilt Bond (Short)	GBP	399	77,078,654	March - 2013	92,515

					267,100

					$6,088,995

Liability Derivatives
Equity Futures
AUST SPI 200 Index (Short)	AUD	154	18,706,766	March - 2013	$(476,333)
Hang Seng Index (Short)	HKD	52	7,721,492	January - 2013	(178,663)
KOSPI 200 Index (Short)	KRW	55	6,917,992	March - 2013	(262,929)
MexBol Index (Short)	MXN	16	545,072	March - 2013	(4,522)
NIKKEI 225 Index (Short)	JPY	103	12,413,379	March - 2013	(1,102,009)
OMX 30 Index (Short)	SEK	762	13,159,357	January - 2013	(267,274)
Russell 2000 Index (Short)	USD	338	28,615,080	March - 2013	(707,441)
S&P TSE 60 Index (Short)	CAD	358	51,207,640	March - 2013	(495,444)
S&P CNX Nifty Index (Short)	USD	527	6,343,337	January - 2013	(46,751)

					$(3,541,366)

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	366	46,869,992	March - 2013	$(386,859)
German Euro Bund (Short)	EUR	184	35,371,725	March - 2013	(150,629)
US Treasury Note 10 yr (Long)	USD	439	58,290,969	March - 2013	(300,993)

					(838,481)

					$(4,379,847)

At December 31, 2012, the fund had cash collateral of $513,495 and other liquid securities with an aggregate value of $36,401,368 to cover any commitments for certain derivative contracts. Cash collateral includes “Restricted cash“ on the Statement of Assets and Liabilities.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $913,866,925)	$997,412,603
Underlying affiliated funds, at cost and value	64,672,375
Total investments, at value (identified cost, $978,539,300)	$1,062,084,978
Restricted cash	513,495
Foreign currency, at value (identified cost, $61)	61
Receivables for
Forward foreign currency exchange contracts	23,441,186
Daily variation margin on open futures contracts	409,331
Interest and dividends	6,839,340
Other assets	10,803
Total assets		$1,093,299,194
Liabilities
Payable to custodian	$470
Payables for
Forward foreign currency exchange contracts	11,201,178
Investments purchased	156,216
TBA purchase commitments	13,782,345
Fund shares reacquired	595,220
Payable to affiliates
Investment adviser	82,665
Shareholder servicing costs	769
Distribution and/or service fees	27,123
Payable for independent Trustees’ compensation	61
Accrued expenses and other liabilities	99,092
Total liabilities		$25,945,139
Net assets		$1,067,354,055
Net assets consist of
Paid-in capital	$989,930,274
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	97,562,009
Accumulated net realized gain (loss) on investments and foreign currency	(21,567,571)
Undistributed net investment income	1,429,343
Net assets		$1,067,354,055
Shares of beneficial interest outstanding		70,685,008

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$73,188,677	4,791,498	$15.27
Service Class	994,165,378	65,893,510	15.09

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$17,813,860
Dividends	11,521,662
Dividends from underlying affiliated funds	97,637
Foreign taxes withheld	(490,578)
Total investment income		$28,942,581
Expenses
Management fee	$7,267,715
Distribution and/or service fees	2,420,944
Shareholder servicing costs	94,967
Administrative services fee	159,066
Independent Trustees’ compensation	24,062
Custodian fee	187,906
Shareholder communications	18,661
Audit and tax fees	70,399
Legal fees	17,391
Miscellaneous	66,169
Total expenses		$10,327,280
Fees paid indirectly	(373)
Reduction of expenses by investment adviser	(3,679)
Net expenses		$10,323,228
Net investment income		$18,619,353
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(5,561,579)
Futures contracts	(6,677,237)
Foreign currency	(2,855,931)
Net realized gain (loss) on investments and foreign currency		$(15,094,747)
Change in unrealized appreciation (depreciation)
Investments	$74,492,466
Futures contracts	3,603,412
Translation of assets and liabilities in foreign currencies	10,850,047
Net unrealized gain (loss) on investments and foreign currency translation		$88,945,925
Net realized and unrealized gain (loss) on investments and foreign currency		$73,851,178
Change in net assets from operations		$92,470,531

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$18,619,353	$14,754,429
Net realized gain (loss) on investments and foreign currency	(15,094,747)	(11,393,785)
Net unrealized gain (loss) on investments and foreign currency translation	88,945,925	(1,169,106)
Change in net assets from operations	$92,470,531	$2,191,538
Distributions declared to shareholders
From net investment income	$(18,750,120)	$(7,688,343)
From net realized gain on investments	—	(3,394,452)
Total distributions declared to shareholders	$(18,750,120)	$(11,082,795)
Change in net assets from fund share transactions	$(6,063,932)	$521,134,406
Total change in net assets	$67,656,479	$512,243,149
Net assets
At beginning of period	999,697,576	487,454,427
At end of period (including undistributed net investment income of $1,429,343 and $5,084,674, respectively)	$1,067,354,055	$999,697,576

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.22	$14.20	$13.56	$12.89	$17.59
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.32	$0.24	$0.27	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	(0.10)	0.51	1.44	(2.68)
Total from investment operations	$1.34	$0.22	$0.75	$1.71	$(2.31)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.14)	$(0.11)	$(1.04)	$(0.86)
From net realized gain on investments	—	(0.06)	—	—	(1.53)
Total distributions declared to shareholders	$(0.29)	$(0.20)	$(0.11)	$(1.04)	$(2.39)
Net asset value, end of period (x)	$15.27	$14.22	$14.20	$13.56	$12.89
Total return (%) (k)(r)(s)(x)	9.49	1.55	5.53	15.16	(15.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.80	0.93	1.06	0.98
Expenses after expense reductions (f)	0.76	0.80	0.90	0.90	0.90
Net investment income	2.02	2.21	1.76	2.17	2.48
Portfolio turnover	38	56	73	66	75
Net assets at end of period (000 omitted)	$73,189	$77,255	$87,137	$92,880	$93,254

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.06	$14.07	$13.46	$12.79	$17.46
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.20	$0.24	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	(0.09)	0.51	1.42	(2.66)
Total from investment operations	$1.29	$0.18	$0.71	$1.66	$(2.32)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.13)	$(0.10)	$(0.99)	$(0.82)
From net realized gain on investments	—	(0.06)	—	—	(1.53)
Total distributions declared to shareholders	$(0.26)	$(0.19)	$(0.10)	$(0.99)	$(2.35)
Net asset value, end of period (x)	$15.09	$14.06	$14.07	$13.46	$12.79
Total return (%) (k)(r)(s)(x)	9.26	1.29	5.31	14.78	(15.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.05	1.18	1.31	1.23
Expenses after expense reductions (f)	1.01	1.05	1.15	1.15	1.15
Net investment income	1.77	1.92	1.48	1.92	2.25
Portfolio turnover	38	56	73	66	75
Net assets at end of period (000 omitted)	$994,165	$922,442	$400,318	$11,228	$12,451

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$177,949,781	$—	$—	$177,949,781
United Kingdom	—	53,108,232	—	53,108,232
Japan	10,939,077	34,419,565	—	45,358,642
Switzerland	5,269,158	16,958,240	—	22,227,398
Germany	—	20,501,179	—	20,501,179
France	—	11,577,081	—	11,577,081
Netherlands	—	9,580,511	—	9,580,511
Taiwan	4,290,652	—	—	4,290,652
Sweden	—	3,934,973	—	3,934,973
Other Countries	3,868,899	13,977,862	—	17,846,761
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	42,342,260	—	42,342,260
Non-U.S. Sovereign Debt	—	371,997,206	—	371,997,206
U.S. Corporate Bonds	—	84,540,318	—	84,540,318
Residential Mortgage-Backed Securities	—	73,404,517	—	73,404,517
Commercial Mortgage-Backed Securities	—	25,237,562	—	25,237,562
Asset-Backed Securities (including CDOs)	—	445,521	—	445,521
Foreign Bonds	—	33,070,009	—	33,070,009
Mutual Funds	64,672,375	—	—	64,672,375
Total Investments	$266,989,942	$795,095,036	$—	$1,062,084,978

Other Financial Instruments
Futures Contracts	$(890,198)	$2,599,346	$—	$1,709,148
Forward Foreign Currency Exchange Contracts	—	12,240,008	—	12,240,008

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $74,148,467 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $6,772,915 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$267,100	$(838,481)
Foreign Exchange	Forward Foreign Currency Exchange	23,441,186	(11,201,178)
Equity	Equity Futures	5,821,895	(3,541,366)
Equity	Purchased Equity Options	32,500	—
Total		$29,562,681	$(15,581,025)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(4,125,339)	$—	$—
Foreign Exchange	—	(2,467,824)	—
Equity	(2,551,898)	—	(3,287,606)
Total	$(6,677,237)	$(2,467,824)	$(3,287,606)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$2,597,999	$—	$—
Foreign Exchange	—	10,618,289	—
Equity	1,005,413	—	536,416
Total	$3,603,412	$10,618,289	$536,416

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012 there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$18,750,120	$10,385,167
Long-term capital gains	—	697,628
Total distributions	$18,750,120	$11,082,795

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/2012
Cost of investments	$987,910,151
Gross appreciation	86,182,837
Gross depreciation	(12,008,010)
Net unrealized appreciation (depreciation)	$74,174,827
Undistributed ordinary income	25,034,765
Capital loss carryforwards	(12,367,899)
Other temporary differences	(9,417,912)

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Post-enactment losses:
Short-Term losses	$(8,510,865)
Long-Term losses	(3,857,034)
Total	$(12,367,899)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,419,916	$791,643	$—	$331,440
Service Class	17,330,204	6,896,700	—	3,063,012
Total	$18,750,120	$7,688,343	$—	$3,394,452

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $94,951, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $16.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,823 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,679, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$47,625,016	$46,401,382
Investments (non-U.S. Government securities)	$360,738,737	$321,218,800

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	106,254	$1,569,305	110,258	$1,587,233
Service Class	2,551,791	36,807,230	36,627,946	523,715,652
	2,658,045	$38,376,535	36,738,204	$525,302,885
Shares issued to shareholders in reinvestment of distributions
Initial Class	96,923	$1,419,916	78,758	$1,123,083
Service Class	1,196,838	17,330,204	705,862	9,959,712
	1,293,761	$18,750,120	784,620	$11,082,795
Shares reacquired
Initial Class	(844,895)	$(12,446,323)	(890,632)	$(12,863,612)
Service Class	(3,468,462)	(50,744,264)	(166,320)	(2,387,662)
	(4,313,357)	$(63,190,587)	(1,056,952)	$(15,251,274)
Net change
Initial Class	(641,718)	$(9,457,102)	(701,616)	$(10,153,296)
Service Class	280,167	3,393,170	37,167,488	531,287,702
	(361,551)	$(6,063,932)	36,465,872	$521,134,406

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $6,706 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	101,959,847	314,760,295	(352,047,767)	64,672,375

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$97,637	$64,672,375

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Richard Hawkins Benjamin Nastou Natalie Shapiro Benjamin Stone Erik Weisman Barnaby Wiener

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 21.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2012

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter
are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)

Energy – Independent

8.4%

Broadcasting

5.6%

Medical & Health Technology & Services

5.5%

Utilities – Electric Power

4.8%

Wireless Communications

4.2%

Composition including fixed income credit quality (a)(i)

A

0.2%

BBB

5.6%

BB

31.3%

B

45.0%

CCC

13.1%

CC

0.1%

C (o)

0.0%

D

0.1%

Not Rated

0.2%

Non-Fixed Income

2.3%

Cash & Other

2.1%

Portfolio facts (i)

Average Duration (d)

3.8

Average Effective Maturity (m)

7.1 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and
Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)

In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)

Less than 0.1%.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended
December 31, 2012, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of 14.91%, while Service Class shares of the fund provided a total return of 14.54%. These compare with a return of 15.78% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank
(“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed
(through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from
Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to
“BB” (r) and “B” rated securities detracted from performance as lower-quality issues benefited from strong investor demand due to a liquidity-fueled rally during the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the benchmark, weighed on relative results. The fund’s lesser exposure to the telecom sector also hindered relative returns as this market segment performed well during the reporting period.

Bond
selection detracted from relative performance. Among individual securities, debt holdings of Spanish language radio and television station owner and operator LBI Media, oil and natural gas exploration and production company OGX Petroleo, oil and natural gas property company ATP Oil & Gas (h), and financial services firm Citigroup were among the fund’s top relative detractors for the reporting period.

Contributors to Performance

The fund’s greater exposure to the financial sector contributed to relative results. A greater exposure to “BBB” rated securities further supported positive relative performance.

Top individual contributors
during the reporting period included the fund’s debt holdings of insurance firm American International Group, financial services firm Royal Bank of Scotland, cement producer CEMEX, banker Santander UK, and investment bank LBG Capital.

Respectfully,

William Adams

David Cole

Portfolio Manager

Portfolio Manager

(h)
Security was not held in the portfolio at period end.

(r)
Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade.
The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See
Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a
Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class

Class inception date

1-yr

5-yr

10-yr

Initial Class

6/12/85

14.91%

7.89%

8.38%

Service Class

8/24/01

14.54%

7.65%

8.12%

Comparative benchmark

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)

15.78%

10.45%

10.60%

(f)
Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to
invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a
contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at
the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table
provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the
expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class

Annualized Expense Ratio

Beginning Account Value 7/01/12

Ending Account Value 12/31/12

Expenses Paid During Period (p) 7/01/12-12/31/12

Initial Class

Actual

0.80%

$1,000.00

$1,074.75

$4.17

Hypothetical (h)

0.80%

$1,000.00

$1,021.11

$4.06

Service Class

Actual

1.05%

$1,000.00

$1,072.45

$5.47

Hypothetical (h)

1.05%

$1,000.00

$1,019.86

$5.33

(h)
5% class return per year before expenses.

(p)
Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Changes to the fund’s fee arrangements occurred during the
six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.75% for the Initial Class shares and 1.00% for the Service Class shares; the actual expenses paid during the period would have been approximately $3.91 for the Initial Class shares and $5.21 for the Service Class shares; and the hypothetical expenses paid during the period would have been approximately $3.81 for the Initial Class shares and $5.08 for the Service Class shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

5

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Issuer

Shares/Par

Value ($)

BONDS – 93.6%

Aerospace – 2.0%

Bombardier, Inc., 7.5%, 2018 (n)

$
2,795,000

$
3,112,931

Bombardier, Inc., 7.75%, 2020 (n)

525,000

595,875

CPI International, Inc., 8%, 2018

755,000

737,035

Heckler & Koch GmbH, 9.5%, 2018 (z)

EUR
390,000

445,285

Huntington Ingalls Industries, Inc., 6.875%, 2018

$
250,000

271,875

Huntington Ingalls Industries, Inc., 7.125%, 2021

2,100,000

2,283,750

Kratos Defense & Security Solutions, Inc., 10%, 2017

1,900,000

2,085,250

$
9,532,001

Apparel Manufacturers – 0.9%

Hanesbrands, Inc., 6.375%, 2020

$
890,000

$
979,000

Jones Group, Inc., 6.875%, 2019

1,055,000

1,097,200

Levi Strauss & Co., 7.625%, 2020

225,000

245,250

Levi Strauss & Co., 6.875%, 2022

110,000

117,975

PVH Corp., 7.375%, 2020

1,295,000

1,452,019

PVH Corp., 4.5%, 2022

430,000

434,300

$
4,325,744

Asset-Backed & Securitized – 0.3%

Arbor Realty Mortgage Securities, CDO, FRN, 2.618%, 2038 (z)

$
568,229

$
170,469

Citigroup Commercial Mortgage Trust, FRN, 5.702%, 2049

1,100,911

208,887

Crest Ltd., CDO, 7%, 2040 (a)(p)

183,174

9,159

CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)

1,216,510

12,165

CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.614%, 2050 (z)

525,913

1,315

First Union National Bank Commercial Mortgage Trust, 6.75%, 2032

745,915

373,032

G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)

343,335

345,051

JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.001%, 2051

800,000

239,899

$
1,359,977

Automotive – 3.4%

Accuride Corp., 9.5%, 2018

$
1,550,000

$
1,495,750

Allison Transmission, Inc., 7.125%, 2019 (n)

2,235,000

2,385,863

Conti-Gummi Finance B.V., 8.5%, 2015

EUR
75,000

106,873

Conti-Gummi Finance B.V., 7.5%, 2017

EUR
100,000

141,367

Conti-Gummi Finance B.V., 7.125%, 2018

EUR
250,000

352,559

Continental Rubber of America Corp., 4.5%, 2019 (n)

$
165,000

168,860

Ford Motor Co., 7.45%, 2031

225,000

285,750

Ford Motor Credit Co. LLC, 8%, 2014

100,000

109,039

Ford Motor Credit Co. LLC, 12%, 2015

2,264,000

2,779,060

Ford Motor Credit Co. LLC, 8%, 2016

500,000

603,734

Ford Motor Credit Co. LLC, 6.625%, 2017

500,000

584,233

Ford Motor Credit Co. LLC, 8.125%, 2020

280,000

358,786

Issuer

Shares/Par

Value ($)

BONDS – continued

Automotive – continued

General Motors Financial Co., Inc., 4.75%, 2017 (n)

$
330,000

$
346,992

General Motors Financial Co., Inc., 6.75%, 2018

1,610,000

1,846,965

Goodyear Tire & Rubber Co., 8.25%, 2020

160,000

175,600

Goodyear Tire & Rubber Co., 7%, 2022

795,000

852,638

Jaguar Land Rover PLC, 7.75%, 2018 (n)

325,000

354,250

Jaguar Land Rover PLC, 8.125%, 2021 (n)

2,665,000

2,931,500

Lear Corp., 8.125%, 2020

405,000

456,638

$
16,336,457

Broadcasting – 5.4%

Allbritton Communications Co., 8%, 2018

$
840,000

$
911,400

AMC Networks, Inc., 7.75%, 2021

1,654,000

1,893,830

Clear Channel Communications, Inc., 9%, 2021

1,646,000

1,469,055

Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)

415,000

426,413

Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)

700,000

726,250

Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020

35,000

34,913

Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020

870,000

876,525

Hughes Network Systems LLC, 6.5%, 2019

125,000

137,813

Hughes Network Systems LLC, 7.625%, 2021

655,000

745,063

IAC/InterActiveCorp, 4.75%, 2022 (z)

200,000

199,000

Inmarsat Finance PLC, 7.375%, 2017 (n)

1,110,000

1,193,250

Intelsat Bermuda Ltd., 11.25%, 2017

1,490,000

1,575,675

Intelsat Bermuda Ltd., 11.5%, 2017 (p)

1,751,621

1,861,097

Intelsat Jackson Holdings Ltd., 7.25%, 2019

350,000

376,250

Intelsat Jackson Holdings Ltd., 8.5%, 2019

500,000

560,000

Intelsat Jackson Holdings Ltd., 7.25%, 2020

500,000

543,750

Intelsat Jackson Holdings Ltd., 7.25%, 2020

400,000

434,000

Intelsat Jackson Holdings Ltd., 7.5%, 2021

500,000

551,250

Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)

555,000

573,038

LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)

470,000

197,400

Liberty Media Corp., 8.5%, 2029

965,000

1,044,613

Local TV Finance LLC, 9.25%, 2015 (p)(z)

1,072,186

1,084,248

Nexstar Broadcasting Group, Inc., 8.875%, 2017

315,000

345,713

Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)

585,000

600,356

Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)

465,000

511,500

Sinclair Broadcast Group, Inc., 8.375%, 2018

875,000

977,813

SIRIUS XM Radio, Inc., 8.75%, 2015 (n)

535,000

605,888

SIRIUS XM Radio, Inc., 7.625%, 2018 (n)

595,000

663,425

6

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Broadcasting – continued

SIRIUS XM Radio, Inc., 5.25%, 2022 (n)

$
1,605,000

$
1,621,050

Starz LLC/Starz Finance Corp., 5%, 2019 (n)

260,000

266,500

Townsquare Radio LLC, 9%, 2019 (z)

285,000

312,788

Univision Communications, Inc., 6.875%, 2019 (n)

940,000

977,600

Univision Communications, Inc., 7.875%, 2020 (n)

700,000

757,750

Univision Communications, Inc., 8.5%, 2021 (n)

745,000

769,213

Univision Communications, Inc., 6.75%, 2022

250,000

258,125

$
26,082,554

Brokerage & Asset Managers – 0.4%

E*TRADE Financial Corp., 6.75%, 2016

$
100,000

$
105,250

E*TRADE Financial Corp., 6.375%, 2019

1,590,000

1,629,750

$
1,735,000

Building – 2.7%

Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)

$
300,000

$
309,000

Building Materials Holding Corp., 6.875%, 2018 (n)

1,415,000

1,528,200

Building Materials Holding Corp., 7%, 2020 (n)

345,000

376,050

Building Materials Holding Corp., 7.5%, 2020

250,000

275,000

Building Materials Holding Corp., 6.75%, 2021 (n)

555,000

613,275

CEMEX Espana S.A., 9.25%, 2020

750,000

813,750

CEMEX S.A.B. de C.V., 9%, 2018 (n)

500,000

541,250

CEMEX S.A.B. de C.V., 9.25%, 2020

575,000

623,875

HD Supply, Inc., 13.5%, 2015

935,000

958,375

HD Supply, Inc., 8.125%, 2019 (n)

575,000

655,500

HD Supply, Inc., 11%, 2020

250,000

295,000

HD Supply, Inc., 11.5%, 2020 (n)

260,000

292,825

Masonite International Corp., 8.25%, 2021 (n)

1,180,000

1,262,600

Nortek, Inc., 8.5%, 2021

1,930,000

2,142,300

Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)

375,000

420,000

USG Corp., 6.3%, 2016

1,576,000

1,631,160

USG Corp., 7.875%, 2020 (n)

340,000

378,250

$
13,116,410

Business Services – 2.0%

Ceridian Corp., 12.25%, 2015 (p)

$
440,000

$
441,100

Ceridian Corp., 8.875%, 2019 (n)

745,000

808,325

Fidelity National Information Services, Inc., 7.625%, 2017

550,000

598,125

Fidelity National Information Services, Inc., 5%, 2022

1,470,000

1,576,575

iGATE Corp., 9%, 2016

1,771,000

1,919,321

Iron Mountain, Inc., 8.375%, 2021

1,845,000

2,047,950

Legend Acquisition Sub, Inc., 10.75%, 2020 (n)

480,000

434,400

Issuer

Shares/Par

Value ($)

BONDS – continued

Business Services – continued

Lender Processing Services, Inc., 5.75%, 2023

$
870,000

$
902,625

SunGard Data Systems, Inc., 7.375%, 2018

650,000

696,313

SunGard Data Systems, Inc., 7.625%, 2020

250,000

273,125

$
9,697,859

Cable TV – 3.8%

Bresnan Broadband Holdings LLC, 8%, 2018 (n)

$
185,000

$
199,800

Cablevision Systems Corp., 7.75%, 2018

250,000

278,125

CCO Holdings LLC, 7.875%, 2018

910,000

979,388

CCO Holdings LLC, 8.125%, 2020

2,180,000

2,441,600

CCO Holdings LLC, 7.375%, 2020

520,000

577,200

CCO Holdings LLC, 6.5%, 2021

500,000

539,375

CCO Holdings LLC, 5.25%, 2022

250,000

253,125

CCO Holdings LLC, 5.125%, 2023

495,000

493,763

Cequel Communications Holdings, 6.375%, 2020 (z)

930,000

968,363

CSC Holdings, Inc., 7.875%, 2018

750,000

868,125

CSC Holdings, Inc., 7.625%, 2018

210,000

242,550

DISH DBS Corp., 7.75%, 2015

75,000

83,906

DISH DBS Corp., 7.875%, 2019

100,000

118,500

DISH DBS Corp., 6.75%, 2021

635,000

723,900

DISH DBS Corp., 5.875%, 2022

500,000

537,500

DISH DBS Corp., 5%, 2023 (z)

410,000

410,000

EchoStar Corp., 7.125%, 2016

1,355,000

1,517,600

Telenet Finance Luxembourg, 6.375%, 2020 (n)

EUR
165,000

233,037

UPC Holding B.V., 8%, 2016

EUR
250,000

340,547

UPC Holding B.V., 9.75%, 2018

EUR
100,000

141,103

UPC Holding B.V., 9.875%, 2018 (n)

$
485,000

548,050

UPC Holding B.V., 8.375%, 2020

EUR
500,000

740,492

UPC Holding B.V., 6.375%, 2022 (z)

EUR
250,000

336,587

UPCB Finance III Ltd., 6.625%, 2020 (n)

$
908,000

972,695

UPCB Finance Ltd., 7.625%, 2020

EUR
250,000

362,986

UPCB Finance VI Ltd., 6.875%, 2022

$
350,000

378,875

Virgin Media Finance PLC, 8.375%, 2019

184,000

208,840

Virgin Media Finance PLC, 5.25%, 2022

1,730,000

1,833,800

Ziggo Bond Co. B.V., 8%, 2018 (n)

EUR
495,000

718,713

$
18,048,545

Chemicals – 2.0%

Celanese U.S. Holdings LLC, 6.625%, 2018

$
755,000

$
830,500

Celanese U.S. Holdings LLC, 5.875%, 2021

250,000

280,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018

1,230,000

1,263,825

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020

940,000

857,750

Huntsman International LLC, 8.625%, 2020

400,000

453,000

Huntsman International LLC, 8.625%, 2021

875,000

999,688

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Chemicals – continued

INEOS Finance PLC, 9%, 2015

$
500,000

$
531,250

INEOS Finance PLC, 8.375%, 2019 (n)

470,000

506,425

INEOS Finance PLC, 7.5%, 2020

100,000

104,750

INEOS Group Holdings PLC, 7.875%, 2016

EUR
750,000

981,548

INEOS Group Holdings PLC, 8.5%, 2016 (n)

$
625,000

621,875

LyondellBasell Industries N.V., 5%, 2019

620,000

685,100

LyondellBasell Industries N.V., 6%, 2021

625,000

732,813

LyondellBasell Industries N.V., 5.75%, 2024

200,000

235,000

Momentive Performance Materials, Inc., 11.5%, 2016

172,000

100,620

Polypore International, Inc., 7.5%, 2017

570,000

621,300

$
9,805,444

Computer Software – 1.2%

Infor U.S., Inc., 11.5%, 2018

$
1,280,000

$
1,497,600

Nuance Communications, Inc., 5.375%, 2020 (n)

1,040,000

1,086,800

Seagate HDD Cayman, 6.875%, 2020

420,000

446,775

Syniverse Holdings, Inc., 9.125%, 2019

1,595,000

1,702,663

TransUnion Holding Co., Inc., 8.125%, 2018

100,000

103,250

TransUnion Holding Co., Inc., 9.625%, 2018

290,000

306,675

TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018

640,000

745,600

$
5,889,363

Computer Software – Systems – 1.0%

Audatex North America, Inc., 6.75%, 2018 (n)

$
695,000

$
743,650

CDW LLC/CDW Finance Corp., 12.535%, 2017

448,000

478,800

CDW LLC/CDW Finance Corp., 8.5%, 2019

2,215,000

2,397,738

DuPont Fabros Technology, Inc., REIT, 8.5%, 2017

915,000

999,638

$
4,619,826

Conglomerates – 1.1%

Amsted Industries, Inc., 8.125%, 2018 (n)

$
1,455,000

$
1,556,850

Dynacast International LLC, 9.25%, 2019

1,030,000

1,102,100

Griffon Corp., 7.125%, 2018

1,895,000

2,008,700

Silver II Borrower SCA/Silver II US Holdings, 7.75%, 2020 (z)

515,000

533,025

$
5,200,675

Consumer Products – 1.0%

Easton-Bell Sports, Inc., 9.75%, 2016

$
230,000

$
247,273

Elizabeth Arden, Inc., 7.375%, 2021

1,400,000

1,564,500

FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)

55,000

56,650

Jarden Corp., 8%, 2016

250,000

265,625

Jarden Corp., 7.5%, 2017

500,000

563,125

Issuer

Shares/Par

Value ($)

BONDS – continued

Consumer Products – continued

Jarden Corp., 7.5%, 2020

$
545,000

$
598,138

Libbey Glass, Inc., 6.875%, 2020

225,000

241,875

Prestige Brands, Inc., 8.125%, 2020

215,000

239,188

Spectrum Brands Escrow Corp., 6.375%, 2020 (n)

705,000

740,250

Spectrum Brands Escrow Corp., 6.625%, 2022 (z)

50,000

53,625

$
4,570,249

Consumer Services – 0.8%

QVC, Inc., 7.125%, 2017

$
150,000

$
157,303

QVC, Inc., 7.5%, 2019

250,000

275,830

QVC, Inc., 7.375%, 2020 (n)

440,000

489,560

Service Corp. International, 6.75%, 2015

380,000

418,000

Service Corp. International, 7%, 2017

2,325,000

2,673,750

$
4,014,443

Containers – 2.4%

ARD Finance S.A., 11.125%, 2018

$
236,160

$
250,330

Ardagh Packaging Finance PLC, 7.375%, 2017 (n)

535,000

581,144

Ardagh Packaging Finance PLC, 7.375%, 2017

200,000

217,500

Ardagh Packaging Finance PLC, 7.375%, 2017

EUR
200,000

287,353

Ardagh Packaging Finance PLC, 9.125%, 2020 (n)

$
690,000

748,650

Ardagh Packaging Finance PLC, 9.25%, 2020

EUR
100,000

143,743

Ball Corp., 5%, 2022

$
872,000

933,040

Berry Plastics Group, Inc., 9.5%, 2018

735,000

808,500

Crown Americas LLC, 7.625%, 2017

150,000

158,438

Crown Euro Holdings S.A., 7.125%, 2018

EUR
50,000

72,597

Greif, Inc., 6.75%, 2017

$
770,000

858,550

Greif, Inc., 7.75%, 2019

1,090,000

1,258,950

Reynolds Group, 8.5%, 2018

250,000

256,250

Reynolds Group, 7.125%, 2019

920,000

989,000

Reynolds Group, 9%, 2019

500,000

520,000

Reynolds Group, 7.875%, 2019

250,000

278,125

Reynolds Group, 9.875%, 2019

990,000

1,059,300

Reynolds Group, 5.75%, 2020 (n)

760,000

784,700

Reynolds Group, 6.875%, 2021

100,000

107,750

Reynolds Group, 8.25%, 2021

995,000

1,009,925

$
11,323,845

Defense Electronics – 0.4%

Ducommun, Inc., 9.75%, 2018

$
664,000

$
713,800

MOOG, Inc., 7.25%, 2018

1,020,000

1,072,275

$
1,786,075

Electrical Equipment – 0.3%

Avaya, Inc., 9.75%, 2015

$
445,000

$
396,050

Avaya, Inc., 7%, 2019 (n)

1,175,000

1,098,625

$
1,494,675

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Electronics – 0.9%

Freescale Semiconductor, Inc., 9.25%, 2018 (n)

$
1,855,000

$
2,026,588

Nokia Corp., 5.375%, 2019

235,000

223,838

Nokia Corp., 6.625%, 2039

655,000

587,863

NXP B.V., 9.75%, 2018 (n)

100,000

115,875

Sensata Technologies B.V., 6.5%, 2019 (n)

1,465,000

1,560,225

$
4,514,389

Energy – Independent – 8.3%

BreitBurn Energy Partners LP, 8.625%, 2020

$
1,325,000

$
1,444,250

BreitBurn Energy Partners LP, 7.875%, 2022 (n)

660,000

684,750

Carrizo Oil & Gas, Inc., 8.625%, 2018

280,000

302,400

Chaparral Energy, Inc., 7.625%, 2022

855,000

897,750

Chesapeake Energy Corp., 6.875%, 2020

1,555,000

1,685,231

Concho Resources, Inc., 8.625%, 2017

440,000

479,050

Concho Resources, Inc., 7%, 2021

200,000

223,000

Concho Resources, Inc., 6.5%, 2022

2,210,000

2,431,000

Continental Resources, Inc., 8.25%, 2019

1,215,000

1,360,800

Continental Resources, Inc., 7.375%, 2020

50,000

56,500

Continental Resources, Inc., 7.125%, 2021

75,000

84,750

Denbury Resources, Inc., 9.75%, 2016

250,000

265,000

Denbury Resources, Inc., 8.25%, 2020

1,844,000

2,074,500

Energy XXI Gulf Coast, Inc., 9.25%, 2017

2,300,000

2,627,750

EP Energy LLC, 6.875%, 2019

100,000

108,500

EP Energy LLC, 9.375%, 2020

2,900,000

3,269,750

EPL Oil & Gas, Inc., 8.25%, 2018 (n)

725,000

744,938

EXCO Resources, Inc., 7.5%, 2018

710,000

688,700

Harvest Operations Corp., 6.875%, 2017

885,000

982,350

Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)

255,000

279,225

Laredo Petroleum, Inc., 9.5%, 2019

445,000

497,288

Laredo Petroleum, Inc., 7.375%, 2022

250,000

271,250

LINN Energy LLC, 6.5%, 2019

310,000

313,100

LINN Energy LLC, 8.625%, 2020

1,895,000

2,065,550

LINN Energy LLC, 7.75%, 2021

428,000

455,820

MEG Energy Corp., 6.5%, 2021 (n)

710,000

747,275

Newfield Exploration Co., 7.125%, 2018

330,000

348,150

Newfield Exploration Co., 6.875%, 2020

885,000

946,950

OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)

401,000

360,900

Plains Exploration & Production Co., 8.625%, 2019

645,000

733,688

Plains Exploration & Production Co., 7.625%, 2020

325,000

362,375

Plains Exploration & Production Co., 6.5%, 2020

390,000

431,925

Plains Exploration & Production Co., 6.625%, 2021

500,000

550,625

Plains Exploration & Production Co., 6.75%, 2022

985,000

1,105,663

QEP Resources, Inc., 6.875%, 2021

1,940,000

2,235,850

Range Resources Corp., 7.25%, 2018

25,000

26,250

Range Resources Corp., 8%, 2019

650,000

719,875

Range Resources Corp., 6.75%, 2020

150,000

162,750

Issuer

Shares/Par

Value ($)

BONDS – continued

Energy – Independent – continued

Range Resources Corp., 5.75%, 2021

$
250,000

$
267,500

Range Resources Corp., 5%, 2022

210,000

219,450

Samson Investment Co., 9.75%, 2020 (n)

870,000

920,025

SandRidge Energy, Inc., 8%, 2018 (n)

1,160,000

1,229,600

SandRidge Energy, Inc., 7.5%, 2021

1,250,000

1,337,500

SandRidge Energy, Inc., 8.125%, 2022

250,000

273,750

SM Energy Co., 6.5%, 2021

1,395,000

1,492,650

Whiting Petroleum Corp., 6.5%, 2018

915,000

983,625

$
39,749,578

Energy – Integrated – 0.1%

Pacific Rubiales Energy Corp., 7.25%, 2021 (n)

$
290,000

$
334,950

Engineering – Construction – 0.2%

BakerCorp International, Inc., 8.25%, 2019

$
990,000

$
990,000

Entertainment – 1.4%

AMC Entertainment, Inc., 8.75%, 2019

$
1,310,000

$
1,450,825

AMC Entertainment, Inc., 9.75%, 2020

500,000

577,500

Cedar Fair LP, 9.125%, 2018

1,420,000

1,597,500

Cinemark USA, Inc., 8.625%, 2019

1,300,000

1,439,750

Cinemark USA, Inc., 5.125%, 2022 (z)

125,000

126,563

NAI Entertainment Holdings LLC, 8.25%, 2017 (n)

297,000

327,071

Six Flags Entertainment Corp., 5.25%, 2021 (z)

1,010,000

1,010,000

$
6,529,209

Financial Institutions – 5.9%

Ally Financial, Inc., 4.5%, 2014

$
1,000,000

$
1,028,750

Ally Financial, Inc., 8.3%, 2015

500,000

556,875

Ally Financial, Inc., 0%, 2015

500,000

452,600

Ally Financial, Inc., 5.5%, 2017

1,770,000

1,893,481

Ally Financial, Inc., 6.25%, 2017

250,000

276,804

Ally Financial, Inc., 7.5%, 2020

500,000

603,750

CIT Group, Inc., 5.25%, 2014 (n)

1,005,000

1,040,175

CIT Group, Inc., 5%, 2017

250,000

265,000

CIT Group, Inc., 4.25%, 2017

500,000

514,871

CIT Group, Inc., 5.25%, 2018

975,000

1,043,250

CIT Group, Inc., 6.625%, 2018 (n)

1,006,000

1,136,780

CIT Group, Inc., 5.5%, 2019 (n)

777,000

846,930

CIT Group, Inc., 5%, 2022

500,000

533,158

Credit Acceptance Corp., 9.125%, 2017

1,085,000

1,185,363

General Motors Acceptance Corp., 8%, 2031

770,000

972,125

GMAC, Inc., 8%, 2031

130,000

164,613

Icahn Enterprises LP, 8%, 2018

1,759,000

1,888,726

International Lease Finance Corp., 6.625%, 2013

100,000

103,750

International Lease Finance Corp., 4.875%, 2015

290,000

300,173

International Lease Finance Corp., 8.625%, 2015

1,045,000

1,174,319

International Lease Finance Corp., 8.75%, 2017

475,000

548,625

International Lease Finance Corp., 7.125%, 2018 (n)

1,191,000

1,381,560

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Financial Institutions – continued

International Lease Finance Corp., 6.25%, 2019

$
200,000

$
213,000

International Lease Finance Corp., 8.25%, 2020

400,000

477,000

Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015

800,000

856,000

Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)

245,000

275,625

Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)

1,700,000

1,793,500

PHH Corp., 9.25%, 2016

1,615,000

1,885,513

PHH Corp., 7.375%, 2019

965,000

1,071,150

SLM Corp., 8.45%, 2018

645,000

754,650

SLM Corp., 8%, 2020

2,060,000

2,353,550

SLM Corp., 7.25%, 2022

665,000

733,163

$
28,324,829

Food & Beverages – 1.3%

ARAMARK Corp., 8.5%, 2015

$
560,000

$
562,806

ARAMARK Corp., FRN, 3.812%, 2015

525,000

523,031

B&G Foods, Inc., 7.625%, 2018

1,406,000

1,511,450

Constellation Brands, Inc., 7.25%, 2016

230,000

265,650

Constellation Brands, Inc., 7.25%, 2017

150,000

176,625

Constellation Brands, Inc., 6%, 2022

150,000

171,750

Constellation Brands, Inc., 4.625%, 2023

250,000

261,250

JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)

170,000

180,200

Pinnacle Foods Finance LLC, 8.25%, 2017

695,000

740,175

TreeHouse Foods, Inc., 7.75%, 2018

1,840,000

1,996,400

$
6,389,337

Forest & Paper Products – 1.2%

Ainsworth Lumber Co. Ltd., 7.5%, 2017 (n)

$
75,000

$
78,563

Boise, Inc., 8%, 2020

585,000

646,425

Georgia-Pacific Corp., 8%, 2024

64,000

89,482

Graphic Packaging Holding Co., 7.875%, 2018

775,000

856,375

Millar Western Forest Products Ltd., 8.5%, 2021

145,000

131,225

Sappi Papier Holding GmbH, 7.75%, 2017 (n)

430,000

468,700

Sappi Papier Holding GmbH, 6.625%, 2021

200,000

197,500

Smurfit Kappa Group PLC, 7.75%, 2019 (n)

EUR
1,565,000

2,284,690

Tembec Industries, Inc., 11.25%, 2018

$
845,000

895,700

Xerium Technologies, Inc., 8.875%, 2018

258,000

232,200

$
5,880,860

Gaming & Lodging – 3.8%

Boyd Gaming Corp., 9%, 2020 (z)

$
510,000

$
502,350

Caesars Entertainment Operating Co., Inc., 8.5%, 2020

1,700,000

1,687,250

Choice Hotels International, Inc., 5.75%, 2022

105,000

116,288

Issuer

Shares/Par

Value ($)

BONDS – continued

Gaming & Lodging – continued

CityCenter Holdings LLC, 10.75%, 2017 (p)

$
510,000

$
553,350

FelCor Lodging LP, 5.625%, 2023 (z)

200,000

199,000

Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)

1,450,000

906

GWR Operating Partnership LLP, 10.875%, 2017

340,000

386,750

Host Hotels & Resorts, Inc., REIT, 6%, 2020

500,000

550,000

Host Hotels & Resorts, Inc., REIT, 5.25%, 2022

350,000

383,250

Isle of Capri Casinos, Inc., 8.875%, 2020

1,550,000

1,689,500

MGM Mirage, 6.625%, 2015

260,000

278,850

MGM Resorts International, 7.625%, 2017

1,250,000

1,337,500

MGM Resorts International, 11.375%, 2018

630,000

762,300

MGM Resorts International, 6.625%, 2021

255,000

255,000

Penn National Gaming, Inc., 8.75%, 2019

2,050,000

2,337,000

Pinnacle Entertainment, Inc., 8.75%, 2020

795,000

858,600

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)

110,000

119,350

Seven Seas Cruises S. DE R.L., 9.125%, 2019

1,840,000

1,945,800

Viking Cruises Ltd., 8.5%, 2022 (n)

895,000

966,600

Wyndham Worldwide Corp., 7.375%, 2020

375,000

451,395

Wynn Las Vegas LLC, 7.875%, 2017

500,000

542,500

Wynn Las Vegas LLC, 7.75%, 2020

1,830,000

2,086,200

$
18,009,739

Industrial – 0.7%

Dematic S.A., 7.75%, 2020 (z)

$
905,000

$
905,000

Hyva Global B.V., 8.625%, 2016 (n)

717,000

681,150

Mueller Water Products, Inc., 8.75%, 2020

550,000

627,000

Rexel S.A., 6.125%, 2019 (n)

945,000

992,250

SPL Logistics Escrow LLC, 8.875%, 2020 (n)

315,000

333,900

$
3,539,300

Insurance – 1.0%

American International Group, Inc., 8.25%, 2018

$
635,000

$
834,318

American International Group, Inc., 8.175% to 2038, FRN to 2068

3,185,000

4,148,463

$
4,982,781

Insurance – Health – 0.1%

AMERIGROUP Corp., 7.5%, 2019

$
267,000

$
320,400

Insurance – Property & Casualty – 0.8%

Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)

$
1,765,000

$
2,629,850

XL Group PLC, 6.5% to 2017, FRN to 2049

1,275,000

1,192,125

$
3,821,975

Machinery & Tools – 2.2%

Ashtead Capital, Inc., 6.5%, 2022 (n)

$
210,000

$
227,850

Case New Holland, Inc., 7.875%, 2017

3,610,000

4,268,825

CNH America LLC, 7.25%, 2016

390,000

438,750

CNH Capital LLC, 3.875%, 2015 (n)

130,000

134,063

CNH Capital LLC, 6.25%, 2016

175,000

192,938

H&E Equipment Services LLC, 7%, 2022 (n)

895,000

953,175

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer

Shares/Par

Value ($)

BONDS – continued

Machinery & Tools – continued

NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)

$
1,430,000

$
1,537,250

RSC Equipment Rental, Inc., 8.25%, 2021

1,165,000

1,313,538

United Rentals North America, Inc., 6.125%, 2023

100,000

105,500

UR Financing Escrow Corp., 5.75%, 2018 (n)

570,000

614,175

UR Financing Escrow Corp., 7.375%, 2020

250,000

274,375

UR Financing Escrow Corp., 7.625%, 2022 (n)

574,000

641,445

$
10,701,884

Major Banks – 0.9%

Bank of America Corp., 5.65%, 2018

$
655,000

$
762,055

Barclays Bank PLC, 7.625%, 2022

900,000

898,875

RBS Capital Trust A, FRN, 2.285%, 2049

EUR
50,000

45,829

Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)

$
320,000

302,400

Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049

2,500,000

2,525,000

$
4,534,159

Medical & Health Technology & Services – 5.4%

AmSurg Corp., 5.625%, 2020 (n)

$
650,000

$
676,000

Biomet, Inc., 6.5%, 2020 (n)

1,065,000

1,131,563

CDRT Holding Corp., 9.25%, 2017 (p)(z)

305,000

311,100

Davita, Inc., 6.375%, 2018

2,155,000

2,311,238

Davita, Inc., 6.625%, 2020

1,665,000

1,810,688

Davita, Inc., 5.75%, 2022

350,000

368,813

Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)

720,000

829,800

Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)

480,000

515,400

Fresenius Medical Care Capital Trust III, 5.875%, 2022

250,000

271,250

HCA, Inc., 9.875%, 2017

250,000

264,063

HCA, Inc., 8.5%, 2019

1,545,000

1,722,675

HCA, Inc., 6.5%, 2020

900,000

1,012,500

HCA, Inc., 7.25%, 2020

400,000

443,000

HCA, Inc., 7.5%, 2022

1,910,000

2,186,950

HCA, Inc., 5.875%, 2022

475,000

516,563

HCA, Inc., 4.75%, 2023

200,000

203,500

HCA, Inc., 5.875%, 2023

250,000

258,750

HealthSouth Corp., 8.125%, 2020

2,005,000

2,208,006

Hologic, Inc., 6.25%, 2020 (n)

1,160,000

1,249,900

IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019

1,730,000

1,634,850

Physio-Control International, Inc., 9.875%, 2019 (n)

425,000

466,438

Select Medical Corp., 7.625%, 2015

93,000

93,116

Teleflex, Inc., 6.875%, 2019

340,000

367,200

Tenet Healthcare Corp., 9.25%, 2015

425,000

477,063

Tenet Healthcare Corp., 8%, 2020

760,000

818,425

Universal Health Services, Inc., 7%, 2018

1,015,000

1,119,038

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Universal Hospital Services, Inc., 7.625%, 2020 (n)	$1,550,000	$1,633,313
Universal Hospital Services, Inc., FRN, 3.902%, 2015	335,000	333,534
Vanguard Health Systems, Inc., 0%, 2016	3,000	2,250
Vanguard Health Systems, Inc., 8%, 2018	700,000	724,500

		$25,961,486

Metals & Mining – 2.0%
Arch Coal, Inc., 7%, 2019	$250,000	$232,500
Arch Coal, Inc., 7.25%, 2020	570,000	528,675
Arch Coal, Inc., 7.25%, 2021	250,000	230,625
Cloud Peak Energy, Inc., 8.25%, 2017	1,185,000	1,267,950
Cloud Peak Energy, Inc., 8.5%, 2019	1,575,000	1,728,563
Consol Energy, Inc., 8%, 2017	1,305,000	1,412,663
Consol Energy, Inc., 8.25%, 2020	395,000	427,588
Consol Energy, Inc., 6.375%, 2021	150,000	153,750
First Quantum Minerals Ltd., 7.25%, 2019 (n)	777,000	784,770
FMG Resources, 6%, 2017 (n)	175,000	178,500
FMG Resources, 6.875%, 2022 (z)	500,000	511,250
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	975,000	1,038,375
Peabody Energy Corp., 6%, 2018	805,000	855,313
Peabody Energy Corp., 6.5%, 2020	100,000	107,250
Peabody Energy Corp., 6.25%, 2021	305,000	324,063

		$9,781,835

Natural Gas – Distribution – 0.5%
AmeriGas Finance LLC, 6.75%, 2020	$1,510,000	$1,657,225
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	890,000	881,100

		$2,538,325

Natural Gas – Pipeline – 2.8%
Access Midstream Partners Co., 4.875%, 2023	$495,000	$502,425
Atlas Pipeline Partners LP, 8.75%, 2018	850,000	905,250
Crosstex Energy, Inc., 8.875%, 2018	2,540,000	2,743,200
El Paso Corp., 7%, 2017	660,000	753,943
El Paso Corp., 8.05%, 2030	1,010,000	1,176,529
El Paso Corp., 7.8%, 2031	200,000	233,190
El Paso Corp., 7.75%, 2032	1,040,000	1,221,993
Energy Transfer Equity LP, 7.5%, 2020	1,955,000	2,258,025
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	965,000	1,101,306
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	287,000	328,615
Inergy Midstream LP, 6%, 2020 (n)	860,000	887,950
MarkWest Energy Partners LP, 6.75%, 2020	100,000	109,000
MarkWest Energy Partners LP, 5.5%, 2023	575,000	623,875
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	828,000	813,510

		$13,658,811

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Network & Telecom – 1.8%
Centurylink, Inc., 7.65%, 2042		$1,605,000	$1,677,402
Cincinnati Bell, Inc., 8.25%, 2017		230,000	247,825
Citizens Communications Co., 9%, 2031		485,000	533,500
Eileme 2 AB, 11.625%, 2020 (n)		1,004,000	1,169,660
Frontier Communications Corp., 7.875%, 2015		125,000	139,688
Frontier Communications Corp., 8.25%, 2017		200,000	231,000
Frontier Communications Corp., 8.125%, 2018		585,000	672,750
Frontier Communications Corp., 7.125%, 2019		550,000	598,125
Frontier Communications Corp., 8.5%, 2020		250,000	287,500
Qwest Communications International, Inc., 7.125%, 2018 (n)		1,075,000	1,121,658
TW Telecom Holdings, Inc., 8%, 2018		100,000	109,500
TW Telecom Holdings, Inc., 5.375%, 2022 (n)		260,000	272,350
Windstream Corp., 7.875%, 2017		200,000	225,000
Windstream Corp., 8.125%, 2018		150,000	163,875
Windstream Corp., 7.75%, 2020		490,000	529,200
Windstream Corp., 7.75%, 2021		500,000	540,000

			$8,519,033

Oil Services – 1.4%
Bristow Group, Inc., 6.25%, 2022		$755,000	$807,850
Chesapeake Energy Corp., 6.625%, 2019 (n)		230,000	216,775
Dresser-Rand Group, Inc., 6.5%, 2021		500,000	530,000
Edgen Murray Corp., 8.75%, 2020 (n)		1,530,000	1,545,300
Pioneer Energy Services Corp., 9.875%, 2018		445,000	483,938
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		1,160,000	1,215,100
Unit Corp., 6.625%, 2021 (n)		295,000	302,744
Unit Corp., 6.625%, 2021		1,450,000	1,488,063

			$6,589,770

Other Banks & Diversified Financials – 1.5%
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$1,045,000	$1,211,082
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		2,235,000	2,404,404
Santander UK PLC, 8.963% to 2030, FRN to 2049		2,749,000	3,116,679
UBS AG, 7.625%, 2022		300,000	331,361

			$7,063,526

Pharmaceuticals – 0.8%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	375,000	$556,854
Mylan Laboratories, Inc., 7.625%, 2017 (n)		$200,000	224,774
Mylan Laboratories, Inc., 7.875%, 2020		500,000	590,881
Valeant Pharmaceuticals International, Inc., 6.5%, 2016 (n)		250,000	262,813

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$100,000	$108,000
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	1,115,000	1,212,563
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	615,000	671,888

		$3,627,773

Pollution Control – 0.2%
Heckmann Corp., 9.875%, 2018	$970,000	$1,001,525
Heckmann Corp., 9.875%, 2018	150,000	153,750

		$1,155,275

Precious Metals & Minerals – 0.4%
Eldorado Gold Corp., 6.125%, 2020 (z)	$805,000	$819,088
IAMGOLD Corp., 6.75%, 2020 (n)	972,000	947,700

		$1,766,788

Printing & Publishing – 0.4%
American Media, Inc., 13.5%, 2018 (z)	$100,346	$88,304
Nielsen Finance LLC, 7.75%, 2018	1,005,000	1,123,088
Nielsen Finance LLC, 4.5%, 2020 (n)	560,000	557,200

		$1,768,592

Railroad & Shipping – 0.1%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$310,000	$350,300

Real Estate – 1.1%
CB Richard Ellis Group, Inc., 11.625%, 2017	$290,000	$319,000
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	325,000	310,375
Entertainment Properties Trust, REIT, 7.75%, 2020	755,000	872,575
Entertainment Properties Trust, REIT, 5.75%, 2022	1,115,000	1,156,151
Kennedy Wilson, Inc., 8.75%, 2019	280,000	298,200
MPT Operating Partnership LP, REIT, 6.875%, 2021	1,560,000	1,692,600
MPT Operating Partnership LP, REIT, 6.375%, 2022	430,000	451,500

		$5,100,401

Retailers – 2.3%
Academy Ltd., 9.25%, 2019 (n)	$330,000	$366,300
Burlington Coat Factory Warehouse Corp., 10%, 2019	1,405,000	1,517,400
J. Crew Group, Inc., 8.125%, 2019	1,305,000	1,380,038
Limited Brands, Inc., 6.9%, 2017	1,550,000	1,778,625
Limited Brands, Inc., 7%, 2020	280,000	322,000
Limited Brands, Inc., 6.625%, 2021	175,000	200,375
Limited Brands, Inc., 6.95%, 2033	320,000	325,600
Pantry, Inc., 8.375%, 2020 (n)	265,000	276,925
Rite Aid Corp., 9.25%, 2020	930,000	990,450
Sally Beauty Holdings, Inc., 6.875%, 2019	415,000	458,575
Sally Beauty Holdings, Inc., 5.75%, 2022	150,000	162,750
Toys “R” Us Property Co. II LLC, 8.5%, 2017	249,000	263,940

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
Toys “R” Us, Inc., 10.75%, 2017	$2,550,000	$2,747,625
Yankee Acquisition Corp., 8.5%, 2015	5,000	5,025
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	320,000	330,432

		$11,126,060

Specialty Chemicals – 0.1%
Koppers, Inc., 7.875%, 2019	$295,000	$324,500

Specialty Stores – 0.4%
Gymboree Corp., 9.125%, 2018	$520,000	$462,800
Michaels Stores, Inc., 11.375%, 2016	325,000	339,625
Michaels Stores, Inc., 7.75%, 2018	855,000	938,363

		$1,740,788

Supermarkets – 0.0%
SUPERVALU, Inc., 7.5%, 2014	$120,000	$116,400

Telecommunications – Wireless – 4.1%
Clearwire Corp., 12%, 2015 (n)	$1,340,000	$1,440,500
Cricket Communications, Inc., 7.75%, 2016	95,000	100,581
Cricket Communications, Inc., 7.75%, 2020	1,545,000	1,575,900
Crown Castle International Corp., 7.125%, 2019	1,950,000	2,154,750
Crown Castle International Corp., 5.25%, 2023 (n)	670,000	716,900
Digicel Group Ltd., 12%, 2014 (n)	140,000	152,250
Digicel Group Ltd., 8.25%, 2017 (n)	1,895,000	2,027,650
Digicel Group Ltd., 10.5%, 2018 (n)	280,000	308,000
Digicel Group Ltd., 8.25%, 2020 (n)	250,000	275,000
MetroPCS Wireless, Inc., 7.875%, 2018	1,000,000	1,082,500
MetroPCS Wireless, Inc., 6.625%, 2020	250,000	265,625
Sprint Capital Corp., 6.9%, 2019	1,500,000	1,635,000
Sprint Capital Corp., 6.875%, 2028	665,000	691,600
Sprint Nextel Corp., 6%, 2016	745,000	810,188
Sprint Nextel Corp., 8.375%, 2017	1,175,000	1,365,938
Sprint Nextel Corp., 9%, 2018 (n)	310,000	382,850
Sprint Nextel Corp., 6%, 2022	1,215,000	1,248,413
Sprint Nextel Corp., 8.75%, 2032	500,000	611,250
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,605,000	1,681,238
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	1,355,000	1,371,938

		$19,898,071

Telephone Services – 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$320,000	$351,200
Level 3 Financing, Inc., 9.375%, 2019	1,385,000	1,547,738
Level 3 Financing, Inc., 7%, 2020 (n)	160,000	167,200
Level 3 Financing, Inc., 8.625%, 2020	295,000	327,450
Sable International Finance Ltd., 8.75%, 2020 (n)	200,000	229,000

		$2,622,588

Issuer	Shares/Par	Value ($)

BONDS – continued
Transportation – 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$547,000	$536,744

Transportation – Services – 3.1%
ACL I Corp., 10.625%, 2016 (p)	$788,194	$761,458
Aguila American Resources Ltd., 7.875%, 2018 (n)	1,065,000	1,128,900
Avis Budget Car Rental LLC, 8.25%, 2019	1,430,000	1,580,150
Avis Budget Car Rental LLC, 9.75%, 2020	260,000	300,300
CEVA Group PLC, 8.375%, 2017 (n)	1,835,000	1,807,475
Commercial Barge Line Co., 12.5%, 2017	2,370,000	2,612,925
HDTFS, Inc., 5.875%, 2020 (n)	115,000	120,175
Hertz Corp., 6.75%, 2019	500,000	545,625
Hertz Corp., 7.375%, 2021	250,000	275,000
Navios Maritime Acquisition Corp., 8.625%, 2017	1,540,000	1,443,750
Navios Maritime Holdings, Inc., 8.875%, 2017	1,655,000	1,650,863
Swift Services Holdings, Inc., 10%, 2018	2,280,000	2,502,300

		$14,728,921

Utilities – Electric Power – 4.7%
AES Corp., 7.75%, 2015	$175,000	$196,438
AES Corp., 9.75%, 2016	250,000	298,750
AES Corp., 8%, 2017	965,000	1,114,575
AES Corp., 8%, 2020	500,000	575,000
AES Corp., 7.375%, 2021	300,000	333,000
Atlantic Power Corp., 9%, 2018	25,000	26,125
Calpine Corp., 8%, 2016 (n)	625,000	664,063
Calpine Corp., 7.875%, 2020 (n)	1,206,000	1,353,735
Calpine Corp., 7.5%, 2021	675,000	745,875
Calpine Corp., 7.875%, 2023	225,000	254,250
CMS Energy Corp., 8.75%, 2019	150,000	195,153
Covanta Holding Corp., 7.25%, 2020	1,935,000	2,131,977
Covanta Holding Corp., 6.375%, 2022	190,000	206,334
DPL, Inc., 7.25%, 2021	285,000	304,950
EDP Finance B.V., 6%, 2018 (n)	1,440,000	1,509,823
Energy Future Holdings Corp., 9.75%, 2019	39,000	43,095
Energy Future Holdings Corp., 10%, 2020	1,445,000	1,614,788
Energy Future Holdings Corp., 10%, 2020	3,560,000	4,013,900
Energy Future Holdings Corp., 11.75%, 2022 (n)	665,000	738,150
Energy Future Intermediate Holding Co. LLC, 9.75%, 2019	47,000	51,935
GenOn Energy, Inc., 9.875%, 2020	1,940,000	2,240,700
NRG Energy, Inc., 7.625%, 2018	250,000	277,500
NRG Energy, Inc., 8.5%, 2019	1,050,000	1,155,000
NRG Energy, Inc., 8.25%, 2020	685,000	767,200
NRG Energy, Inc., 7.875%, 2021	150,000	166,500
NRG Energy, Inc., 6.625%, 2023	350,000	374,500
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,340,000	1,048,550

		$22,401,866

Total Bonds (Identified Cost, $430,997,662)		$448,940,385

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – 0.3%
Financial Institutions – 0.1%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017	$326,932	$324,787

Specialty Chemicals – 0.2%
Georgia Gulf Corp., Bridge Term Loan, 2013 (o)(q)	$750,000	$744,375

Utilities – Electric Power – 0.0%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 2016	$75,859	$78,665
Dynegy Power LLC, Term Loan, 9.25%, 2016	100,334	104,634

		$183,299

Total Floating Rate Loans (Identified Cost, $1,243,798)		$1,252,461

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.2%
General Motors Co., 4.75% (Identified Cost, $1,109,973)	24,070	$1,062,209

PREFERRED STOCKS – 0.2%
Other Banks & Diversified Financials – 0.2%
Ally Financial, Inc., 7% (z)	363	$356,523
GMAC Capital Trust I, 8.125%	19,950	531,668

Total Preferred Stocks (Identified Cost, $845,303)		$888,191

CONVERTIBLE BONDS – 0.1%
Network & Telecom – 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $676,063) (a)(d)	$685,000	$694,419

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)	17,214	$55,257

Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)	62	$232,500

Pharmaceuticals – 0.0%
NVHL S.A., “A” (a)	1,640	$2,684
NVHL S.A., “B” (a)	1,640	2,684

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
NVHL S.A., “C” (a)	1,640	$2,684
NVHL S.A., “D” (a)	1,640	2,684
NVHL S.A., “E” (a)	1,640	2,684
NVHL S.A., “F” (a)	1,640	2,684
NVHL S.A., “G” (a)	1,640	2,684
NVHL S.A., “H” (a)	1,640	2,684
NVHL S.A., “I” (a)	1,640	2,684
NVHL S.A., “J” (a)	1,640	2,684

		$26,840

Printing & Publishing – 0.0%
American Media Operations, Inc. (a)	25,715	$122,146

Total Common Stocks (Identified Cost, $820,451)		$436,743

	Strike Price	First Exercise

WARRANTS – 0.0%
Broadcasting – 0.0%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $67,667) (a)	$0.01	7/14/10	35	$131,250

Issuer/Expiration Date/ Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.1%
Market Index Securities – 0.1%
Russell 2000 Index – March 2013 @ $880 (Premiums Paid, $365,677)	281	$375,135

Issuer	Shares/Par
MONEY MARKET FUNDS – 2.8%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	13,317,185	$13,317,185

Total Investments (Identified Cost, $449,443,779)		$467,097,978

OTHER ASSETS, LESS LIABILITIES – 2.6%		12,227,287

Net Assets – 100.0%		$479,325,265

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $110,172,368, representing 23.0% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

14

MFS High Yield Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$340,313	$356,523
American Media, Inc., 13.5%, 2018	12/22/10	101,655	88,304
Arbor Realty Mortgage Securities, CDO, FRN, 2.618%, 2038	12/20/05	568,229	170,469
Boyd Gaming Corp., 9%, 2020	12/19/12-12/21/12	509,681	502,350
CDRT Holding Corp., 9.25%, 2017	12/12/12-12/13/12	314,064	311,100
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	966,723	12,165
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.614%, 2050	4/12/06	526,135	1,315
Cequel Communications Holdings, 6.375%, 2020	12/13/12-12/24/12	965,808	968,363
Cinemark USA, Inc., 5.125%, 2022	12/04/12	125,000	126,563
DISH DBS Corp., 5%, 2023	12/19/12	410,000	410,000
Dematic S.A., 7.75%, 2020	12/13/12	905,000	905,000
Eldorado Gold Corp., 6.125%, 2020	12/10/12-12/12/12	813,814	819,088
FMG Resources, 6.875%, 2022	3/14/12-3/21/12	500,406	511,250
FelCor Lodging LP, 5.625%, 2023	12/12/12	200,000	199,000
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	333,626	345,051
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	553,606	445,285
IAC/InterActiveCorp, 4.75%, 2022	12/18/12	200,000	199,000
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	12/26/12	223,608	197,400
Local TV Finance LLC, 9.25%, 2015	12/10/07-12/06/12	1,082,260	1,084,248
Silver II Borrower SCA/Silver II US Holdings, 7.75%, 2020	12/05/12-12/17/12	531,373	533,025
Six Flags Entertainment Corp., 5.25%, 2021	12/11/12	1,010,000	1,010,000
Spectrum Brands Escrow Corp., 6.625%, 2022	11/01/12	50,000	53,625
Townsquare Radio LLC, 9%, 2019	3/30/12	282,376	312,788
UPC Holding B.V., 6.375%, 2022	9/26/12	309,798	336,587
Total Restricted Securities			$9,898,499
% of Net assets			2.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

15

MFS High Yield Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Deutsche Bank AG	1,030,752	1/11/13	$1,328,157	$1,360,635	$(32,478)
SELL	EUR	UBS AG	1,030,752	1/11/13	1,328,475	1,360,635	(32,160)

							$(64,638)

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $436,126,594)	$453,780,793
Underlying affiliated funds, at cost and value	13,317,185
Total investments, at value (identified cost, $449,443,779)	$467,097,978
Cash	3,286,992
Foreign currency, at value (identified cost, $442)	391
Receivables for
Investments sold	3,677,902
Interest	8,208,288
Receivable from investment adviser	6,872
Other assets	5,155
Total assets		$482,283,578
Liabilities
Payables for
Forward foreign currency exchange contracts	$64,638
Investments purchased	2,351,630
Fund shares reacquired	461,387
Payable to affiliates for distribution and/or service fees	3,020
Payable for independent Trustees’ compensation	96
Accrued expenses and other liabilities	77,542
Total liabilities		$2,958,313
Net assets		$479,325,265
Net assets consist of
Paid-in capital	$493,620,396
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	17,587,864
Accumulated net realized gain (loss) on investments and foreign currency	(48,852,263)
Undistributed net investment income	16,969,268
Net assets		$479,325,265
Shares of beneficial interest outstanding		79,471,033

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$368,899,060	61,021,533	$6.05
Service Class	110,426,205	18,449,500	5.99

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$18,255,264
Dividends	154,346
Dividends from underlying affiliated funds	9,176
Total investment income		$18,418,786
Expenses
Management fee	$1,727,138
Distribution and/or service fees	207,157
Administrative services fee	45,233
Independent Trustees’ compensation	11,706
Custodian fee	28,085
Shareholder communications	28,964
Audit and tax fees	68,698
Legal fees	43,939
Miscellaneous	47,695
Total expenses		$2,208,615
Fees paid indirectly	(139)
Reduction of expenses by investment adviser	(45,159)
Net expenses		$2,163,317
Net investment income		$16,255,469
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$968,338
Foreign currency	131,415
Net realized gain (loss) on investments and foreign currency		$1,099,753
Change in unrealized appreciation (depreciation)
Investments	$15,694,922
Translation of assets and liabilities in foreign currencies	(177,487)
Net unrealized gain (loss) on investments and foreign currency translation		$15,517,435
Net realized and unrealized gain (loss) on investments and foreign currency		$16,617,188
Change in net assets from operations		$32,872,657

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$16,255,469	$14,433,915
Net realized gain (loss) on investments and foreign currency	1,099,753	(29,817)
Net unrealized gain (loss) on investments and foreign currency translation	15,517,435	(5,240,877)
Change in net assets from operations	$32,872,657	$9,163,221
Distributions declared to shareholders
From net investment income	$(15,115,079)	$(17,370,717)
Change in net assets from fund share transactions	$232,394,674	$13,526,079
Total change in net assets	$250,152,252	$5,318,583
Net assets
At beginning of period	229,173,013	223,854,430
At end of period (including undistributed net investment income of $16,969,268 and $14,907,300, respectively)	$479,325,265	$229,173,013

See Notes to Financial Statements

19

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.64	$5.96	$5.67	$4.25	$6.56
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	$0.42	$0.44	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	(0.18)	0.42	1.49	(2.26)
Total from investment operations	$0.82	$0.23	$0.84	$1.93	$(1.77)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.55)	$(0.55)	$(0.51)	$(0.54)
Net asset value, end of period (x)	$6.05	$5.64	$5.96	$5.67	$4.25
Total return (%) (k)(r)(s)(x)	14.91	4.13	15.53	50.00	(29.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.86	0.88	0.87	0.89
Expenses after expense reductions (f)	0.79	0.81	0.83	0.82	0.84
Net investment income	6.65	6.97	7.42	9.21	8.60
Portfolio turnover	48	57	62	58	63
Net assets at end of period (000 omitted)	$368,899	$145,773	$122,666	$121,416	$96,605

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.59	$5.91	$5.63	$4.21	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.41	$0.43	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	(0.19)	0.40	1.49	(2.24)
Total from investment operations	$0.79	$0.21	$0.81	$1.92	$(1.77)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.53)	$(0.53)	$(0.50)	$(0.52)
Net asset value, end of period (x)	$5.99	$5.59	$5.91	$5.63	$4.21
Total return (%) (k)(r)(s)(x)	14.54	3.86	15.17	49.97	(29.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.11	1.13	1.12	1.14
Expenses after expense reductions (f)	1.04	1.06	1.08	1.07	1.09
Net investment income	6.46	6.73	7.18	9.01	8.38
Portfolio turnover	48	57	62	58	63
Net assets at end of period (000 omitted)	$110,426	$83,400	$101,189	$108,217	$103,169

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,024,269	$720,273	$148,986	$2,893,528
U.S. Corporate Bonds	—	374,593,200	—	374,593,200
Commercial Mortgage-Backed Securities	—	821,818	—	821,818
Asset-Backed Securities (including CDOs)	—	538,159	—	538,159
Foreign Bonds	—	73,681,627	—	73,681,627
Floating Rate Loans	—	1,252,461	—	1,252,461
Mutual Funds	13,317,185	—	—	13,317,185
Total Investments	$15,341,454	$451,607,538	$148,986	$467,097,978

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(64,638)	$—	$(64,638)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$305,751
Change in unrealized appreciation (depreciation)	(183,605)
Acquired in merger	26,840
Balance as of 12/31/12	$148,986

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(183,605).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$—	$(64,638)
Equity	Purchased Equity Options	375,135	—
Total		$375,135	$(64,638)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$136,477	$—
Equity	—	(51,908)
Total	$136,477	$(51,908)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$(177,781)	$—
Equity	—	104,558
Total	$(177,781)	$104,558

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2012, the fund had unfunded loan commitments of $750,000, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in “Investments, at value” and “Payable for investments purchased”, respectively, in the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$15,115,079	$17,370,717

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$450,701,000
Gross appreciation	23,153,055
Gross depreciation	(6,756,077)
Net unrealized appreciation (depreciation)	$16,396,978
Undistributed ordinary income	17,011,962
Capital loss carryforwards	(47,585,584)
Other temporary differences	(118,487)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/13	$(5,089,839)
12/31/14	(7,011,353)
12/31/16	(23,243,372)
12/31/17	(11,194,472)
Total	$(46,539,036)

Post-enactment losses:
Long-Term	$(1,046,548)

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$9,977,961	$9,741,063
Service Class	5,137,118	7,629,654
Total	$15,115,079	$17,370,717

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Effective December 8, 2012, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the year ended December 31, 2012, this reduction amounted to $44,339 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,895 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $820, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $107,157,231 and $105,991,015, respectively. Purchases exclude the value of securities acquired in connection with the SC PIMCO High Yield Fund merger (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,603,075	$9,608,510	2,391,503	$13,890,676
Service Class	1,053,975	6,297,096	915,930	5,120,442
	2,657,050	$15,905,606	3,307,433	$19,011,118
Shares issued in connection with acquisition of High Yield Variable Account
Initial Class			6,689,850	$37,062,971
Shares issued in connection with acquisition of SC PIMCO High Yield Fund
Initial Class	36,405,923	$218,799,595
Service Class	5,600,264	33,321,569
	42,006,187	$252,121,164
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,726,291	$9,977,961	1,774,328	$9,741,063
Service Class	898,098	5,137,118	1,402,510	7,629,654
	2,624,389	$15,115,079	3,176,838	$17,370,717
Shares reacquired
Initial Class	(4,555,720)	$(27,054,094)	(5,578,901)	$(33,317,490)
Service Class	(4,035,220)	(23,693,081)	(4,510,215)	(26,601,237)
	(8,590,940)	$(50,747,175)	(10,089,116)	$(59,918,727)
Net change
Initial Class	35,179,569	$211,331,972	5,276,780	$27,377,220
Service Class	3,517,117	21,062,702	(2,191,775)	(13,851,141)
	38,696,686	$232,394,674	3,085,005	$13,526,079

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 21%, 10%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

27

MFS High Yield Portfolio

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,490 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,583,165	86,490,254	(81,756,234)	13,317,185

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,176	$13,317,185

(8)	Acquisitions

At the close of business on December 2, 2011, the fund with net assets of $189,041,440, acquired all of the investment-related assets and liabilities of High Yield Variable Account. The acquisition was part of a transaction in which the High Yield Variable Account was converted into a unit investment trust (“UIT”) that invests in the fund (the acquisition of the Account’s assets and liabilities and subsequent conversion into a UIT hereinafter referred to as the “Reorganization”). The Reorganization provided the contract owners of the High Yield Variable Account with the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 6,689,850 shares of the fund (valued at $37,062,971) for all of the investment-related assets and liabilities of High Yield Variable Account. High Yield Variable Account’s investments on that date were valued at $36,182,636 with a cost basis of $37,558,906. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from High Yield Variable Account were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

At close of business on December 7, 2012, the fund with net assets of approximately $230,425,881, acquired all of the assets and liabilities of SC PIMCO High Yield Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC PIMCO High Yield Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 42,006,187 shares of the fund (valued at approximately $252,121,164) for all of the assets and liabilities of SC PIMCO High Yield Fund. SC PIMCO High Yield Fund then distributed the shares of the fund that SC PIMCO High Yield Fund received from the fund to its shareholders. SC PIMCO High Yield Fund’s investments on that date were valued at approximately $229,224,942 with a cost basis of approximately $219,889,002. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC PIMCO High Yield Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC PIMCO High Yield Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisition had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$26,106,564
Net realized and unrealized gain (loss) on investments and foreign currency	92,251,361
Change in net assets from operations	$118,357,925

28

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

29

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

30

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

31

MFS High Yield Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

32

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2012

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.9%
Exxon Mobil Corp.	4.5%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.5%
Microsoft Corp.	2.4%
Pfizer, Inc.	2.2%
Abbott Laboratories	2.0%
Procter & Gamble Co.	1.9%
Amgen, Inc.	1.8%
Google, Inc., “A”	1.7%

Equity sectors
Technology	16.3%
Financial Services	15.3%
Health Care	12.2%
Energy	11.0%
Consumer Staples	8.9%
Utilities & Communications	8.3%
Retailing	7.0%
Industrial Goods & Services	5.8%
Leisure	4.9%
Basic Materials	3.3%
Special Products & Services	2.8%
Autos & Housing	2.1%
Transportation	1.6%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 15.37%, while Service Class shares of the fund provided a total return of 15.10%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Stock selection in the basic materials sector was a primary detractor from performance relative to the S&P 500 Index. The fund’s holdings of iron ore miner Cliffs Natural Resources (h) and silver and gold miner Coeur d’Alene Mines (b) dampened relative results as both stocks underperformed the benchmark during the period. Shares of Cliffs Natural Resources struggled throughout the period as lower steel prices, higher costs, and lower-than-expected productivity from some of its mining sites weighed on the stock price.

Stock selection in the financial services sector was another negative factor for relative returns. Not holding shares of financial services firm Bank of America weighed on relative performance. Shares of the company delivered strong performance throughout the year due to its strengthened capital position and successful cost cutting efforts.

Stock selection in the consumer staples sector also hampered relative results. The fund’s holdings of anti-aging personal care products provider Nu Skin Enterprises (b) hurt relative returns as the stock delivered weak performance.

Elsewhere, the fund’s holdings of computer products and services provider Hewlett-Packard were a detractor from relative performance. Shares of the company traded lower as the firm continued to work through its restructuring efforts. Other stocks that held back relative returns included software giant Microsoft, integrated electric power company AES, fast-food company giant McDonald’s, oilfield services provider Halliburton, and power provider FirstEnergy as all six stocks underperformed the benchmark during the period.

Contributors to Performance

Stock selection in the health care sector was a positive factor for relative performance. The fund’s holdings of hospital operator HCA (b) benefited relative results as the stock delivered strong performance during the period. The company paid out three special dividends to shareholders throughout the year, totaling nearly three billion dollars, which boosted the stock price. The fund’s holdings of biotechnology firm Amgen also supported relative results.

Stock selection in the energy sector also strengthened relative performance. The fund’s holdings of strong-performing independent petroleum refiner HollyFrontier (b) boosted relative results. Shares of the company spiked late in the period after management raised its regular dividend and announced a special dividend of fifty cents per share. The company was successful throughout the year as a result of its strong financial position, improved cost controls, and increased sales volume.

Stock selection in the retailing sector was another contributor to relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

3

MFS Blended Research Core Equity Portfolio

Management Review – continued

Stocks in other sectors that benefited relative returns included the fund’s holdings of strong-performing credit card company Discover Financial Services, information technology infrastructure management provider SolarWinds (b), media firm Time Warner Cable, computer and personal electronics maker Apple, clothing retailer Gap, broadcast and communication tower management firm American Tower, and financial services firm Citigroup.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	15.37%	2.23%	7.10%
Service Class	8/24/01	15.10%	1.97%	6.83%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.60%	$1,000.00	$1,061.76	$3.11
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
Service Class	Actual	0.85%	$1,000.00	$1,060.55	$4.40
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.0%
Lockheed Martin Corp.	49,170	$4,537,898
Northrop Grumman Corp.	48,360	3,268,169
United Technologies Corp.	68,600	5,625,886

		$13,431,953

Automotive – 2.1%
Delphi Automotive PLC (a)	131,580	$5,032,935
Johnson Controls, Inc.	140,940	4,326,858

		$9,359,793

Biotechnology – 2.3%
Amgen, Inc.	94,420	$8,150,334
Gilead Sciences, Inc. (a)	26,620	1,955,239

		$10,105,573

Broadcasting – 1.1%
Viacom, Inc., “B”	89,660	$4,728,668

Business Services – 1.8%
Accenture PLC, “A”	87,130	$5,794,145
CoreLogic, Inc. (a)	77,200	2,078,224

		$7,872,369

Cable TV – 2.8%
Comcast Corp., “A”	144,570	$5,404,027
Time Warner Cable, Inc.	71,320	6,931,591

		$12,335,618

Chemicals – 2.0%
CF Industries Holdings, Inc.	25,860	$5,253,718
PPG Industries, Inc.	27,200	3,681,520

		$8,935,238

Computer Software – 4.6%
Microsoft Corp.	399,520	$10,679,170
Oracle Corp.	118,070	3,934,092
SolarWinds, Inc. (a)	113,310	5,943,110

		$20,556,372

Computer Software – Systems – 6.8%
Apple, Inc.	40,650	$21,667,670
Hewlett-Packard Co.	302,850	4,315,613
International Business Machines Corp.	14,550	2,787,053
Seagate Technology PLC	55,500	1,691,640

		$30,461,976

Consumer Products – 2.7%
Nu Skin Enterprises, Inc., “A”	105,670	$3,915,074
Procter & Gamble Co.	122,200	8,296,158

		$12,211,232

Consumer Services – 1.0%
Expedia, Inc.	67,070	$4,121,452
Priceline.com, Inc. (a)	840	521,808

		$4,643,260

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 0.9%
General Electric Co.	185,960	$3,903,300

Electronics – 1.4%
Intel Corp.	296,080	$6,108,130

Energy – Independent – 2.4%
Energy XXI (Bermuda) Ltd.	92,595	$2,980,633
EOG Resources, Inc.	15,380	1,857,750
HollyFrontier Corp.	88,900	4,138,295
Marathon Petroleum Corp.	24,060	1,515,780

		$10,492,458

Energy – Integrated – 7.3%
Chevron Corp.	114,570	$12,389,600
Exxon Mobil Corp.	230,240	19,927,272

		$32,316,872

Food & Beverages – 3.8%
Coca-Cola Co.	16,360	$593,050
Coca-Cola Enterprises, Inc.	164,840	5,230,373
General Mills, Inc.	130,680	5,280,779
PepsiCo, Inc.	21,240	1,453,453
Tyson Foods, Inc., “A”	232,860	4,517,484

		$17,075,139

Food & Drug Stores – 4.0%
CVS Caremark Corp.	155,510	$7,518,909
Kroger Co.	200,970	5,229,239
Walgreen Co.	139,700	5,170,297

		$17,918,445

General Merchandise – 2.1%
Dillard’s, Inc.	31,570	$2,644,619
Macy’s, Inc.	127,720	4,983,634
Target Corp.	28,440	1,682,795

		$9,311,048

Insurance – 5.3%
American International Group, Inc. (a)	167,770	$5,922,281
Berkshire Hathaway, Inc., “B” (a)	6,670	598,299
Everest Re Group Ltd.	32,410	3,563,480
MetLife, Inc.	139,270	4,587,554
Prudential Financial, Inc.	106,870	5,699,377
Travelers Cos., Inc.	5,260	377,773
Validus Holdings Ltd.	84,170	2,910,599

		$23,659,363

Internet – 2.7%
AOL, Inc.	57,620	$1,706,128
Google, Inc., “A” (a)	10,990	7,795,976
Yahoo!, Inc. (a)	118,710	2,362,329

		$11,864,433

7

MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.9%
Cummins, Inc.	52,040	$5,638,534
Kennametal, Inc.	65,650	2,626,000

		$8,264,534

Major Banks – 6.9%
Goldman Sachs Group, Inc.	52,150	$6,652,254
JPMorgan Chase & Co.	250,610	11,019,322
KeyCorp	316,690	2,666,530
PNC Financial Services Group, Inc.	98,180	5,724,876
State Street Corp.	26,920	1,265,509
Wells Fargo & Co.	103,710	3,544,808

		$30,873,299

Medical & Health Technology & Services – 1.1%
HCA Holdings, Inc.	158,350	$4,777,420

Medical Equipment – 1.9%
Medtronic, Inc.	79,770	$3,272,165
Thermo Fisher Scientific, Inc.	82,140	5,238,889

		$8,511,054

Network & Telecom – 0.8%
Qualcomm, Inc.	56,090	$3,478,702

Oil Services – 1.3%
Halliburton Co.	74,820	$2,595,506
Oil States International, Inc. (a)	45,610	3,262,939

		$5,858,445

Other Banks & Diversified Financials – 2.8%
Citigroup, Inc.	102,783	$4,066,095
Discover Financial Services	156,890	6,048,110
Visa, Inc., “A”	16,440	2,491,975

		$12,606,180

Pharmaceuticals – 6.9%
Abbott Laboratories	134,770	$8,827,435
Johnson & Johnson	103,620	7,263,762
Merck & Co., Inc.	124,490	5,096,621
Pfizer, Inc.	389,980	9,780,698

		$30,968,516

Railroad & Shipping – 0.5%
Union Pacific Corp.	17,540	$2,205,129

Real Estate – 0.3%
Public Storage, Inc., REIT	9,980	$1,446,701

Restaurants – 1.0%
McDonald’s Corp.	48,600	$4,287,006
Starbucks Corp.	6,950	372,659

		$4,659,665

Specialty Chemicals – 1.3%
Airgas, Inc.	61,060	$5,574,167

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.9%
American Eagle Outfitters, Inc.	91,510	$1,876,870
Gap, Inc.	73,620	2,285,165

		$4,162,035

Telecommunications – Wireless – 1.8%
American Tower Corp., REIT	81,120	$6,268,142
Sprint Nextel Corp. (a)	294,570	1,670,212

		$7,938,354

Telephone Services – 3.2%
AT&T, Inc.	97,020	$3,270,544
CenturyLink, Inc.	124,980	4,889,218
Verizon Communications, Inc.	137,530	5,950,923

		$14,110,685

Tobacco – 2.4%
Lorillard, Inc.	43,120	$5,030,810
Philip Morris International, Inc.	69,680	5,828,035

		$10,858,845

Trucking – 1.1%
United Parcel Service, Inc., “B”	68,080	$5,019,538

Utilities – Electric Power – 3.3%
AES Corp.	446,240	$4,774,768
American Electric Power Co., Inc.	124,140	5,298,295
FirstEnergy Corp.	111,290	4,647,470

		$14,720,533

Total Common Stocks (Identified Cost, $394,826,136)		$443,325,042

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	2,624,089	$2,624,089

Total Investments (Identified Cost, $397,450,225)		$445,949,131

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(304,678)

Net Assets – 100.0%		$445,644,453

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $394,826,136)	$443,325,042
Underlying affiliated funds, at cost and value	2,624,089
Total investments, at value (identified cost, $397,450,225)	$445,949,131
Receivables for
Dividends	310,866
Other assets	4,911
Total assets		$446,264,908
Liabilities
Payable for fund shares reacquired	$511,687
Payable to affiliates
Investment adviser	29,211
Shareholder servicing costs	319
Distribution and/or service fees	3,642
Payable for independent Trustees’ compensation	53
Accrued expenses and other liabilities	75,543
Total liabilities		$620,455
Net assets		$445,644,453
Net assets consist of
Paid-in capital	$479,488,552
Unrealized appreciation (depreciation) on investments	48,498,906
Accumulated net realized gain (loss) on investments	(91,578,621)
Undistributed net investment income	9,235,616
Net assets		$445,644,453
Shares of beneficial interest outstanding		12,349,709

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$311,265,304	8,609,623	$36.15
Service Class	134,379,149	3,740,086	35.93

See Notes to Financial Statements

9

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$12,403,225
Interest	4,318
Dividends from underlying affiliated funds	2,956
Total investment income		$12,410,499
Expenses
Management fee	$2,570,573
Distribution and/or service fees	360,531
Shareholder servicing costs	42,773
Administrative services fee	77,136
Independent Trustees’ compensation	14,056
Custodian fee	37,794
Shareholder communications	16,492
Audit and tax fees	47,768
Legal fees	7,819
Miscellaneous	26,225
Total expenses		$3,201,167
Fees paid indirectly	(19)
Reduction of expenses by investment adviser	(33,329)
Net expenses		$3,167,819
Net investment income		$9,242,680
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$26,292,756
Change in unrealized appreciation (depreciation) on investments		$31,981,039
Net realized and unrealized gain (loss) on investments		$58,273,795
Change in net assets from operations		$67,516,475

See Notes to Financial Statements

10

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$9,242,680	$7,344,092
Net realized gain (loss) on investments	26,292,756	30,452,125
Net unrealized gain (loss) on investments	31,981,039	(26,479,652)
Change in net assets from operations	$67,516,475	$11,316,565
Distributions declared to shareholders
From net investment income	$(7,350,033)	$(9,057,199)
Change in net assets from fund share transactions	$(77,518,816)	$(84,728,511)
Total change in net assets	$(17,352,374)	$(82,469,145)
Net assets
At beginning of period	462,996,827	545,465,972
At end of period (including undistributed net investment income of $9,235,616 and $7,342,969, respectively)	$445,644,453	$462,996,827

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.86	$31.89	$27.84	$22.80	$35.51
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.49	$0.51	$0.43	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	4.17	0.10	4.05	5.16	(12.74)
Total from investment operations	$4.89	$0.59	$4.56	$5.59	$(12.26)
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.62)	$(0.51)	$(0.55)	$(0.45)
Net asset value, end of period (x)	$36.15	$31.86	$31.89	$27.84	$22.80
Total return (%) (k)(r)(s)(x)	15.37	1.97	16.46	25.26	(34.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.64	0.65	0.66	0.64
Expenses after expense reductions (f)	0.60	0.60	0.60	0.60	0.60
Net investment income	2.06	1.52	1.77	1.81	1.60
Portfolio turnover	54	77	68	74	76
Net assets at end of period (000 omitted)	$311,265	$315,115	$360,667	$361,105	$342,241

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.65	$31.66	$27.66	$22.62	$35.23
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.41	$0.44	$0.37	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	4.15	0.11	4.00	5.14	(12.66)
Total from investment operations	$4.77	$0.52	$4.44	$5.51	$(12.25)
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.53)	$(0.44)	$(0.47)	$(0.36)
Net asset value, end of period (x)	$35.93	$31.65	$31.66	$27.66	$22.62
Total return (%) (k)(r)(s)(x)	15.10	1.74	16.12	25.00	(35.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.89	0.90	0.91	0.90
Expenses after expense reductions (f)	0.85	0.85	0.85	0.85	0.85
Net investment income	1.80	1.26	1.52	1.57	1.35
Portfolio turnover	54	77	68	74	76
Net assets at end of period (000 omitted)	$134,379	$147,882	$184,799	$199,348	$193,658

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an

13

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$443,325,042	$—	$—	$443,325,042
Mutual Funds	2,624,089	—	—	2,624,089
Total Investments	$445,949,131	$—	$—	$445,949,131

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$7,350,033	$9,057,199

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$397,564,511
Gross appreciation	63,677,536
Gross depreciation	(15,292,916)
Net unrealized appreciation (depreciation)	$48,384,620
Undistributed ordinary income	9,235,616
Capital loss carryforwards	(91,464,335)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(19,639,670)
12/31/17	(71,824,665)
Total	$(91,464,335)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$5,385,734	$6,388,464
Service Class	1,964,299	2,668,735
Total	$7,350,033	$9,057,199

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

Effective May 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2012, this reduction amounted to $31,647 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $42,753, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $20.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,854 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,682, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $248,376,920 and $322,483,941, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	47,190	$1,656,069	101,422	$3,234,643
Service Class	61,692	2,204,861	107,431	3,177,466
	108,882	$3,860,930	208,853	$6,412,109
Shares issued to shareholders in reinvestment of distributions
Initial Class	151,839	$5,385,734	212,171	$6,388,464
Service Class	55,677	1,964,299	89,136	2,668,735
	207,516	$7,350,033	301,307	$9,057,199
Shares reacquired
Initial Class	(1,481,040)	$(52,044,470)	(1,733,153)	$(56,314,858)
Service Class	(1,050,058)	(36,685,309)	(1,360,219)	(43,882,961)
	(2,531,098)	$(88,729,779)	(3,093,372)	$(100,197,819)

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Net change
Initial Class	(1,282,011)	$(45,002,667)	(1,419,560)	$(46,691,751)
Service Class	(932,689)	(32,516,149)	(1,163,652)	(38,036,760)
	(2,214,700)	$(77,518,816)	(2,583,212)	$(84,728,511)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $3,017 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	632,653	72,150,054	(70,158,618)	2,624,089

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,956	$2,624,089

17

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

18

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

19

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Krummell

21

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

22

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

23

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

ANNUAL REPORT

December 31, 2012

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Hon Hai Precision Industry Co. Ltd.	1.9%
China Construction Bank	1.8%
Vale S.A., ADR	1.7%
Naspers Ltd.	1.7%
China Unicom (Hong Kong) Ltd.	1.6%
Li & Fung Ltd.	1.6%
Standard Chartered PLC	1.5%
OAO Gazprom, ADR	1.5%

Equity sectors
Financial Services	24.9%
Technology	14.0%
Retailing	11.7%
Energy	8.9%
Utilities & Communications	8.7%
Basic Materials	8.1%
Autos & Housing	5.4%
Leisure	4.7%
Special Products & Services	4.2%
Consumer Staples	4.0%
Industrial Goods & Services	3.3%
Health Care	1.4%
Transportation	0.6%

Issuer country weightings (x)
Brazil	15.7%
China	12.7%
South Korea	9.8%
Taiwan	9.0%
India	7.8%
Russia	7.0%
Hong Kong	6.2%
Mexico	6.1%
South Africa	5.0%
Other Countries	20.7%

Currency exposure weightings (y)
Hong Kong Dollar	19.9%
Brazilian Real	15.7%
South Korean Won	9.8%
Taiwan Dollar	9.0%
United States Dollar	8.9%
Indian Rupee	7.8%
Mexican Peso	6.1%
South African Rand	5.0%
Thailand Baht	2.8%
Other Currencies	15.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of 18.99%, while Service Class shares of the fund provided a total return of 18.60%. These compare with a return of 18.63% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the retailing sector contributed to performance relative to the MSCI Emerging Markets Index. Within this sector, holdings of retailer Mr Price Group (South Africa), retail chain operator O’Key Group (b) (Russia), and convenience store operator CP ALL (Thailand) benefited relative returns as all three stocks turned in strong performance over the period. Shares of Mr Price Group appreciated, particularly during the middle of the period, as the company reported strong earnings per share that were in line with consensus estimates. A combination of continued refinement of its supply chain, strong cost containment, and operating margin expansion in both Apparel and Home segments also contributed to positive results.

Stock selection in the special products & services sector was another primary contributor to relative performance. Here, holdings of private education provider Kroton Educacional (Brazil) benefited relative performance as the stock outpaced the benchmark over the reporting period. Shares of Kroton Educacional appreciated significantly towards the end of the period as the company reported better-than-expected results driven by healthy gross margins, lower expenses in both distance-learning and on-campus operations, and higher-than-expected net tuition revenue.

Favorable security selection in the technology, transportation, and leisure sectors also positively impacted relative results. Within the transportation sector, holdings of airport facilities manager Grupo Aeroportuario del Sureste (b) (Mexico) strengthened relative performance as the stock traded significantly higher during the period. There were no individual securities within either the technology or leisure sectors that were among the fund’s top relative contributors for the period.

Elsewhere, holdings of automaker Geely Automobile Holdings (Hong Kong), banking firm ICICI Bank (India), and commercial banking firm Sberbank (Russia) aided relative results as all three stocks outperformed the benchmark. An underweight position in poor-performing oil company Petroleo Brasileiro (Brazil), and not holding shares of OGX Petroleo e Gas Participacoes (Brazil), also aided relative performance.

Detractors from Performance

Stock selection in the autos & housing sector held back relative performance. The fund’s holdings of automotive parts manufacturer Mando (South Korea), automaker Kia Motors (South Korea), and housing construction company Urbi Desarrollos Urbanos (Mexico) hindered relative results as all three stocks turned in weak performance over the period. Shares of Urbi Desarrollos Urbanos declined as the company reported second quarter earnings that were below consensus expectations on the back of weak demand for units sold and an FX loss intended to hedge its U.S. dollar-denominated debt.

Weak security selection in the energy and health care sectors was another factor that detracted from relative performance. Within the energy sector, holdings of oil drilling rig manufacturer Lamprell (b) (United Arab Emirates) and oil and gas exploration companies, INPEX (b) (Japan) and Bankers Petroleum (b)(h) (Canada), weakened relative results.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Stocks in other sectors that held back relative performance included telecommunications service provider China Unicom Hong Kong (Hong Kong), mining company Iluka Resources (b) (Australia), and supermarket operator E-Mart Company (South Korea).

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also weakened relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	18.99%	(1.92)%	15.59%
Service Class	8/24/01	18.60%	(2.17)%	15.29%

Comparative benchmark
MSCI Emerging Markets Index (f)		18.63%	(0.61)%	16.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.35%	$1,000.00	$1,126.38	$7.22
	Hypothetical (h)	1.35%	$1,000.00	$1,018.35	$6.85
Service Class	Actual	1.60%	$1,000.00	$1,124.21	$8.54
	Hypothetical (h)	1.60%	$1,000.00	$1,017.09	$8.11

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.9%
Aerospace – 0.4%
Embraer S.A., ADR	12,670	$361,222

Airlines – 0.6%
Copa Holdings S.A., “A”	2,377	$236,393
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	2,740	312,360

		$548,753

Alcoholic Beverages – 1.0%
Companhia de Bebidas das Americas, ADR	21,495	$902,575

Apparel Manufacturers – 3.9%
Arezzo Industria e Comercio S.A.	13,470	$260,190
Cia.Hering S.A.	11,200	231,538
Li & Fung Ltd.	778,000	1,397,679
Stella International Holdings	416,500	1,128,457
Top Glove Corp.	275,500	508,031

		$3,525,895

Automotive – 3.9%
Exide Industries Ltd.	116,350	$307,347
Geely Automobile Holdings Ltd.	1,400,000	667,779
Guangzhou Automobile Group Co. Ltd., “H”	658,000	591,169
Kia Motors Corp.	25,790	1,372,317
Mando Corp.	4,222	509,731

		$3,448,343

Broadcasting – 0.3%
Astro Malaysia Holdings Bhd.	281,400	$276,063

Brokerage & Asset Managers – 1.9%
BM&F Bovespa S.A.	120,200	$839,036
Bolsa Mexicana de Valores S.A. de C.V.	144,500	364,316
CETIP S.A. – Balcao Organizado de Ativos e Derivativos	36,127	450,935

		$1,654,287

Business Services – 1.9%
Cognizant Technology Solutions Corp., “A” (a)	16,420	$1,215,901
LPS Brasil – Consultoria de Imoveis S.A.	27,400	507,042

		$1,722,943

Cable TV – 2.6%
Dish TV India Ltd. (a)	588,632	$820,795
Naspers Ltd.	23,676	1,521,251

		$2,342,046

Computer Software – 0.2%
Totvs S.A.	10,700	$211,074

Computer Software – Systems – 2.9%
Asustek Computer, Inc.	85,000	$959,798
Hon Hai Precision Industry Co. Ltd.	544,281	1,677,851

		$2,637,649

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Conglomerates – 0.8%
Alfa S.A de C.V., “A”	114,670	$242,890
First Pacific Co. Ltd.	438,800	484,464

		$727,354

Construction – 1.5%
Anhui Conch Cement Co. Ltd.	243,000	$904,104
PDG Realty S.A.	127,300	210,451
Urbi Desarrollos Urbanos S.A. de C.V. (a)	404,179	252,958

		$1,367,513

Consumer Products – 1.9%
Dabur India Ltd.	450,683	$1,060,285
Hengan International Group Co. Ltd.	34,000	307,306
Kimberly-Clark de Mexico S.A. de C.V., “A”	115,910	295,552

		$1,663,143

Consumer Services – 1.5%
Abril Educacao S.A., IEU	15,930	$313,486
Anhanguera Educacional Participacoes S.A.	19,300	329,720
Estacio Participacoes S.A.	19,230	397,221
Kroton Educacional S.A. (a)	13,058	294,961

		$1,335,388

Electrical Equipment – 0.2%
Crompton Greaves Ltd.	88,015	$187,805

Electronics – 10.2%
Samsung Electronics Co. Ltd.	2,900	$4,150,553
Seoul Semiconductor Co. Ltd. (a)	22,628	514,489
Siliconware Precision Industries Co. Ltd.	1,232,000	1,318,558
Taiwan Semiconductor Manufacturing Co. Ltd.	945,258	3,163,696

		$9,147,296

Energy – Independent – 3.8%
China Shenhua Energy Co. Ltd.	172,500	$769,578
CNOOC Ltd.	316,000	693,859
INPEX Corp.	108	576,380
Reliance Industries Ltd.	85,541	1,325,309

		$3,365,126

Energy – Integrated – 3.0%
OAO Gazprom, ADR	143,684	$1,377,768
OAO NOVATEK, GDR	3,900	469,814
Petroleo Brasileiro S.A., ADR	44,652	869,374

		$2,716,956

Engineering – Construction – 0.4%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	48,600	$324,093

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 1.1%
Arca Continental S.A.B de C.V.	40,876	$303,859
M. Dias Branco S.A. Industria e Comercio de Alimentos	16,500	632,933

		$936,792

Food & Drug Stores – 4.4%
Brazil Pharma S.A.	54,000	$379,780
CP All PLC	384,100	577,594
Dairy Farm International Holdings Ltd.	47,700	520,691
E-Mart Co. Ltd.	3,904	867,900
O’Key Group S.A., GDR	84,680	996,724
Raia Drogasil S.A.	23,700	267,901
Wumart Stores, Inc., “H”	162,000	352,026

		$3,962,616

Gaming & Lodging – 1.0%
Minor International PLC	642,330	$411,562
Shangri-La Asia Ltd.	254,000	511,810

		$923,372

General Merchandise – 2.7%
Bim Birlesik Magazalar A.S.	6,178	$302,631
Clicks Group Ltd.	107,210	839,667
Lojas Renner S.A.	7,300	285,622
Mr. Price Group Ltd.	47,587	794,953
PT Mitra Adiperkasa Tbk	328,000	229,655

		$2,452,528

Health Maintenance Organizations – 0.2%
OdontoPrev S.A.	39,600	$209,223

Insurance – 2.0%
Brasil Insurance Participacoes e Administracao S.A.	65,400	$638,828
China Pacific Insurance Co. Ltd.	298,800	1,120,641

		$1,759,469

Machinery & Tools – 2.3%
Glory Ltd.	25,900	$599,954
Sinotruk Hong Kong Ltd.	827,500	636,769
Thermax Ltd.	30,570	346,246
TK Corp.	22,944	463,530

		$2,046,499

Major Banks – 3.1%
Bank of China Ltd.	3,042,000	$1,377,113
Standard Chartered PLC	54,393	1,388,062

		$2,765,175

Medical & Health Technology & Services – 0.7%
Diagnosticos da America S.A.	32,100	$208,603
Fleury S.A.	33,400	376,005

		$584,608

Metals & Mining – 6.0%
Gerdau S.A., ADR	68,530	$616,085
Grupo Mexico S.A.B. de C.V., “B”	115,517	417,785

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – continued
Iluka Resources Ltd.	113,081	$1,095,840
Mining & Metallurgical Co. Norilsk Nickel, ADR	18,706	349,578
MOIL Ltd.	69,136	333,729
Steel Authority of India Ltd.	429,550	714,017
Ternium S.A., ADR	13,750	323,813
Vale S.A., ADR	73,758	1,545,968

		$5,396,815

Network & Telecom – 0.7%
VTech Holdings Ltd.	54,700	$614,599

Oil Services – 1.4%
Global Ports Investments PLC, GDR	28,290	$406,344
Lamprell PLC	193,930	296,128
Tenaris S.A., ADR	13,619	570,908

		$1,273,380

Other Banks & Diversified Financials – 15.5%
Akbank T.A.S.	89,170	$440,909
Banco De Oro Unibank, Inc. (a)	32,206	57,098
Banco Santander Chile, ADR	5,941	169,259
Banco Santander S.A., IEU	64,900	473,687
Bancolombia S.A., ADR	2,941	195,812
Bangkok Bank Public Co. Ltd.	167,500	1,147,668
Bank Negara Indonesia PT	1,811,500	698,089
Bank Polska Kasa Opieki S.A.	11,170	609,385
China Construction Bank	1,941,670	1,582,469
Chinatrust Financial Holding Co. Ltd.	1,038,295	615,584
CIMB Group Holdings Berhad	149,400	373,174
Credicorp Ltd.	5,540	811,942
Grupo Financiero Banorte S.A. de C.V.	36,200	233,701
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	25,870	418,577
Hana Financial Group, Inc.	28,350	926,806
Housing Development Finance Corp. Ltd.	41,461	632,436
ICICI Bank Ltd.	62,207	1,310,316
Itau Unibanco Holding S.A., ADR	31,502	518,523
Komercni Banka A.S.	4,433	935,188
Sberbank of Russia	303,330	937,098
Turkiye Garanti Bankasi A.S.	146,942	764,458

		$13,852,179

Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B” (a)	236,200	$485,874

Precious Metals & Minerals – 0.8%
Gold Fields Ltd.	55,031	$682,994

Real Estate – 2.4%
Asian Property Development PLC	1,354,900	$376,484
Brasil Brokers Participacoes	138,500	464,299
Hang Lung Properties Ltd.	235,000	942,234
Macquarie Mexico Real Estate S.A. de C.V., REIT (a)	199,100	395,079

		$2,178,096

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.8%
Ajisen China Holdings Ltd.	487,000	$473,114
Arcos Dorados Holdings, Inc.	22,180	265,273

		$738,387

Specialty Chemicals – 1.3%
Chugoku Marine Paints Ltd.	76,000	$453,535
Formosa Plastics Corp.	131,000	355,997
Mexichem S.A.B de C.V.	58,100	324,114

		$1,133,646

Specialty Stores – 0.7%
M.Video	74,020	$582,115

Telecommunications – Wireless – 4.9%
America Movil S.A.B. de C.V., “L”, ADR	46,574	$1,077,722
China Mobile Ltd.	45,000	527,123
Mobile TeleSystems OJSC, ADR	61,382	1,144,774
MTN Group Ltd.	30,032	631,228
TIM Participacoes S.A., ADR	22,137	438,755
Turkcell Iletisim Hizmetleri A.S. (a)	84,200	545,144

		$4,364,746

Telephone Services – 2.9%
China Unicom (Hong Kong) Ltd.	876,000	$1,420,446
Empresa Nacional de Telecomunicaciones S.A.	8,654	178,953
PT XL Axiata Tbk	1,730,000	1,027,278

		$2,626,677

Utilities – Electric Power – 0.9%
Energias do Brasil S.A.	58,500	$359,616
Terna Participacoes S.A., IEU	29,960	318,988
Tractebel Energia S.A.	10,200	166,139

		$844,743

Utilities – Water – 0.7%
Aguas Andinas S.A.	915,948	$653,538

Total Common Stocks (Identified Cost, $69,885,767)		$89,533,595

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	25	$25

Total Investments (Identified Cost, $69,885,792)		$89,533,620

OTHER ASSETS, LESS LIABILITIES – 0.1%		131,969

Net Assets – 100.0%		$89,665,589

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

IEU	International Equity Unit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $69,885,767)	$89,533,595
Underlying affiliated funds, at cost and value	25
Total investments, at value (identified cost, $69,885,792)	$89,533,620
Foreign currency, at value (identified cost, $1,562)	1,455
Receivables for
Investments sold	531,266
Fund shares sold	292,898
Interest and dividends	56,422
Other assets	1,763
Total assets		$90,417,424
Liabilities
Payable to custodian	$176,029
Payable for fund shares reacquired	140,647
Payable to affiliates
Investment adviser	10,406
Shareholder servicing costs	64
Distribution and/or service fees	1,097
Payable for independent Trustees’ compensation	23
Deferred country tax expense payable	335,151
Accrued expenses and other liabilities	88,418
Total liabilities		$751,835
Net assets		$89,665,589
Net assets consist of
Paid-in capital	$73,629,110
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $246,339 deferred country tax)	19,401,577
Accumulated net realized gain (loss) on investments and foreign currency	(4,698,422)
Undistributed net investment income	1,333,324
Net assets		$89,665,589
Shares of beneficial interest outstanding		5,803,776

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$48,802,674	3,136,337	$15.56
Service Class	40,862,915	2,667,439	15.32

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$3,611,988
Interest	399
Dividends from underlying affiliated funds	1,328
Foreign taxes withheld	(327,263)
Total investment income		$3,286,452
Expenses
Management fee	$1,352,365
Distribution and/or service fees	97,768
Shareholder servicing costs	11,892
Administrative services fee	28,838
Independent Trustees’ compensation	5,975
Custodian fee	225,616
Shareholder communications	9,496
Audit and tax fees	72,492
Legal fees	2,460
Miscellaneous	26,460
Total expenses		$1,833,362
Fees paid indirectly	(41)
Reduction of expenses by investment adviser	(474)
Net expenses		$1,832,847
Net investment income		$1,453,605
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $185,887 country tax)	$(4,343,463)
Foreign currency	(92,848)
Net realized gain (loss) on investments and foreign currency		$(4,436,311)
Change in unrealized appreciation (depreciation)
Investments (net of $224,447 increase in deferred country tax)	$22,744,425
Translation of assets and liabilities in foreign currencies	1,837
Net unrealized gain (loss) on investments and foreign currency translation		$22,746,262
Net realized and unrealized gain (loss) on investments and foreign currency		$18,309,951
Change in net assets from operations		$19,763,556

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$1,453,605	$1,617,721
Net realized gain (loss) on investments and foreign currency	(4,436,311)	5,196,364
Net unrealized gain (loss) on investments and foreign currency translation	22,746,262	(33,420,397)
Change in net assets from operations	$19,763,556	$(26,606,312)
Distributions declared to shareholders
From net investment income	$(1,400,009)	$(662,107)
From net realized gain on investments	(5,621,397)	(5,626,393)
Total distributions declared to shareholders	$(7,021,406)	$(6,288,500)
Change in net assets from fund share transactions	$(48,622,791)	$21,979,094
Total change in net assets	$(35,880,641)	$(10,915,718)
Net assets
At beginning of period	125,546,230	136,461,948
At end of period (including undistributed net investment income of $1,333,324 and $1,383,510, respectively)	$89,665,589	$125,546,230

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.84	$17.88	$14.54	$8.88	$26.15
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.21	$0.13	$0.14	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	(3.46)	3.31	5.80	(11.19)
Total from investment operations	$2.53	$(3.25)	$3.44	$5.94	$(10.86)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.09)	$(0.10)	$(0.28)	$(0.27)
From net realized gain on investments	(0.64)	(0.70)	—	—	(6.14)
Total distributions declared to shareholders	$(0.81)	$(0.79)	$(0.10)	$(0.28)	$(6.41)
Net asset value, end of period (x)	$15.56	$13.84	$17.88	$14.54	$8.88
Total return (%) (k)(r)(s)(x)	18.76	(18.58)	23.82	68.58	(55.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.36	1.55	1.71	1.85
Expenses after expense reductions (f)	1.35	1.36	1.40	1.40	1.61
Net investment income	1.23	1.28	0.86	1.24	1.94
Portfolio turnover	33	34	39	66	93
Net assets at end of period (000 omitted)	$48,803	$88,928	$99,316	$71,026	$33,411

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.64	$17.64	$14.36	$8.76	$25.88
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.16	$0.09	$0.11	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.32	(3.40)	3.28	5.73	(11.06)
Total from investment operations	$2.45	$(3.24)	$3.37	$5.84	$(10.77)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.06)	$(0.09)	$(0.24)	$(0.21)
From net realized gain on investments	(0.64)	(0.70)	—	—	(6.14)
Total distributions declared to shareholders	$(0.77)	$(0.76)	$(0.09)	$(0.24)	$(6.35)
Net asset value, end of period (x)	$15.32	$13.64	$17.64	$14.36	$8.76
Total return (%) (k)(r)(s)(x)	18.45	(18.77)	23.54	68.13	(55.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.80	1.95	2.10
Expenses after expense reductions (f)	1.60	1.61	1.65	1.65	1.86
Net investment income	0.90	1.02	0.62	0.93	1.70
Portfolio turnover	33	34	39	66	93
Net assets at end of period (000 omitted)	$40,863	$36,618	$37,146	$25,363	$9,342

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

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determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$7,898,465	$6,181,316	$—	$14,079,781
China	—	11,423,496	—	11,423,496
South Korea	867,900	7,937,426	—	8,805,326
Taiwan	—	8,091,484	—	8,091,484
India	1,060,285	5,977,999	—	7,038,284
Russia	1,144,774	5,119,441	—	6,264,215
Hong Kong	1,128,457	4,471,476	—	5,599,933
Mexico	5,448,880	—	—	5,448,880
South Africa	—	4,470,093	—	4,470,093
Other Countries	6,531,410	11,780,693	—	18,312,103
Mutual Funds	25	—	—	25
Total Investments	$24,080,196	$65,453,424	$—	$89,533,620

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $51,126,012 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012 there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

16

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Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and passive foreign investment companies.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,236,279	$810,319
Long-term capital gains	4,785,127	5,478,181
Total distributions	$7,021,406	$6,288,500

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$71,291,675
Gross appreciation	20,638,871
Gross depreciation	(2,396,926)
Net unrealized appreciation (depreciation)	$18,241,945
Undistributed ordinary income	1,337,813
Capital loss carryforwards	(3,203,727)
Other temporary differences	(339,552)

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(419,668)
Long-term losses	(2,784,059)
Total	$(3,203,727)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,051,896	$526,690	$3,957,778	$4,031,341
Service Class	348,113	135,417	1,663,619	1,595,052
Total	$1,400,009	$662,107	$5,621,397	$5,626,393

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $11,864, which equated to 0.0092% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $28.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0224% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,076 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the

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MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

payments made by the fund in the amount of $474, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $41,737,698 and $95,105,912, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	512,045	$7,556,283	1,330,112	$21,129,082
Service Class	620,853	9,211,261	1,005,433	15,977,133
	1,132,898	$16,767,544	2,335,545	$37,106,215
Shares issued to shareholders in reinvestment of distributions
Initial Class	349,593	$5,009,674	300,463	$4,558,031
Service Class	142,474	2,011,732	115,673	1,730,469
	492,067	$7,021,406	416,136	$6,288,500
Shares reacquired
Initial Class	(4,148,462)	$(60,765,216)	(762,765)	$(12,544,649)
Service Class	(780,281)	(11,646,525)	(542,955)	(8,870,972)
	(4,928,743)	$(72,411,741)	(1,305,720)	$(21,415,621)
Net change
Initial Class	(3,286,824)	$(48,199,259)	867,810	$13,142,464
Service Class	(16,954)	(423,532)	578,151	8,836,630
	(3,303,778)	$(48,622,791)	1,445,961	$21,979,094

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 6% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $855 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,374,005	30,523,480	(31,897,460)	25

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,328	$25

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MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

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MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

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MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,264,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,607,538. The fund intends to pass through foreign tax credits of $430,603 for the fiscal year.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2012

MFS® STRATEGIC INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	48.1%
High Yield Corporates	29.5%
Non-U.S. Government Bonds	11.9%
Emerging Markets Bonds	4.4%
Commercial Mortgage-Backed Securities	1.2%
U.S. Government Agencies	1.1%
Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.4%
Collateralized Debt Obligations	0.2%
Floating Rate Loans (o)	0.0%
U.S. Treasury Securities	(3.8)%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	5.0%
A	20.3%
BBB	33.4%
BB	13.3%
B	14.1%
CCC	4.7%
CC (o)	0.0%
C	0.2%
Federal Agencies	1.6%
Not Rated	(3.8)%
Non-Fixed Income	0.4%
Cash & Other	6.1%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.5 yrs.

Issuer country weightings (i)(x)
United States	67.3%
United Kingdom	5.4%
France	3.2%
Netherlands	2.7%
Japan	2.7%
Canada	2.3%
Germany	2.1%
Australia	2.0%
Sweden	1.5%
Other Countries	10.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of 10.42%, while Service Class shares of the fund provided a total return of 10.29%. These compare with a return of 15.78% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective April 29, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond Index generated a return of 15.81% over the reporting period. For the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index – Current (“Blended Index”), generated a return of 9.76%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Relative to the Blended Index, the fund’s lack of exposure to emerging market debt securities of Turkey, Venezuela, and Russia, hindered relative results. A lesser exposure to Mexican and Indonesian bonds also dampened relative performance.

Contributors to Performance

Credit quality, primarily the fund’s greater exposure to “BBB” (r) and “A” rated securities, was a primary contributor to performance relative to the Blended Index. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another positive factor for relative results.

A greater relative exposure to the financial, banking, and industrial sectors also benefited relative results as these market sectors performed well during the reporting period. Yield curve (y) positioning in the U.S., particularly the fund’s greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another positive factor for the fund’s relative results as this portion of the yield curve performed well over the reporting period. Additionally, security selection further supported positive relative returns.

Respectfully,

William Adams	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	10.42%	7.19%	6.86%
Service Class	8/24/01	10.29%	6.93%	6.59%

Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(s)		15.78%	10.45%	10.60%
Barclays U.S. High-Yield Corporate Bond Index (f)(s)		15.81%	10.34%	10.62%
MFS Strategic Income Blended Index – Current (f)(s)(x)		9.76%	8.03%	7.97%
MFS Strategic Income Blended Index – Prior (f)(s)(y)		9.77%	8.00%	7.98%
Barclays U.S. Credit Bond Index (f)		9.37%	7.65%	6.23%
Barclays U.S. Government/Mortgage Bond Index (f)		2.27%	5.46%	4.87%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		5.51%	4.47%	4.30%
Citigroup World Government Bond Non-Dollar Index (f)		1.51%	5.24%	6.38%
JPMorgan Emerging Markets Bond Index Global (f)		18.54%	10.47%	11.56%

(f)	Source: FactSet Research Systems Inc.

(s)

Effective April 29, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark and the MFS Strategic Income Portfolio Blended Index – Current replaced the MFS Strategic Income Portfolio

4

MFS Strategic Income Portfolio

Performance Summary – continued

Blended Index – Prior as the fund’s other benchmark as the fund’s investment adviser believes the new benchmarks better reflect the investment policies and strategies of the fund.

(x)	MFS Strategic Income Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.
(s)	Effective April 29, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark and the MFS Strategic Income Portfolio Blended Index – Current replaced the MFS Strategic Income Portfolio Blended Index – Prior as the fund’s other benchmark as the fund’s investment adviser believes the new benchmarks better reflect the investment policies and strategies of the fund.

(x)	MFS Strategic Income Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

(y)	MFS Strategic Income Blended Index – Prior is at a point in time and allocations during the period can change. As of December 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.90%	$1,000.00	$1,053.36	$4.65
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$1,051.80	$5.93
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.0%
Aerospace – 0.7%
Bombardier, Inc., 7.5%, 2018 (n)	$85,000	$94,669
Bombardier, Inc., 7.75%, 2020 (n)	35,000	39,725
CPI International, Inc., 8%, 2018	55,000	53,651
Huntington Ingalls Industries, Inc., 7.125%, 2021	105,000	114,188
Kratos Defense & Security Solutions, Inc., 10%, 2017	70,000	76,825

		$379,058

Airlines – 0.3%
Continental Airlines, Inc., FRN, 0.66%, 2013	$151,785	$148,750

Apparel Manufacturers – 0.4%
Hanesbrands, Inc., 8%, 2016	$15,000	$16,463
Hanesbrands, Inc., 6.375%, 2020	30,000	33,000
Jones Group, Inc., 6.875%, 2019	45,000	46,800
Levi Strauss & Co., 6.875%, 2022	5,000	5,363
PVH Corp., 7.375%, 2020	65,000	72,881
PVH Corp., 4.5%, 2022	25,000	25,250

		$199,757

Asset-Backed & Securitized – 1.8%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	$163,081	$103,089
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	76,277	77,009
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018 (z)	24,665	24,295
Crest Ltd., CDO, 7%, 2040 (a)(p)	321,150	16,058
Falcon Franchise Loan LLC, FRN, 6.014%, 2023 (i)(z)	135,034	15,191
Falcon Franchise Loan LLC, FRN, 6.447%, 2025 (i)(z)	141,036	22,171
First Union-Lehman Brothers Bank of America, FRN, 0.444%, 2035 (i)	1,345,785	25,739
GMAC LLC, FRN, 6.02%, 2033 (z)	125,263	127,723
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	75,000	75,417
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039 (i)(z)	790,620	15,417
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013 (z)	411,000	410,691
Salomon Brothers Mortgage Securities, Inc., FRN, 7.155%, 2032 (z)	27,086	27,080

		$939,880

Automotive – 1.7%
Accuride Corp., 9.5%, 2018	$75,000	$72,375
Allison Transmission, Inc., 7.125%, 2019 (n)	90,000	96,075
Ford Motor Co., 7.45%, 2031	20,000	25,400
Ford Motor Credit Co. LLC, 12%, 2015	130,000	159,575
General Motors Financial Co., Inc., 6.75%, 2018	80,000	91,775
Goodyear Tire & Rubber Co., 8.25%, 2020	15,000	16,463
Goodyear Tire & Rubber Co., 7%, 2022	25,000	26,813

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Harley-Davidson Financial Services, 3.875%, 2016 (n)	$190,000	$203,945
Jaguar Land Rover PLC, 7.75%, 2018 (n)	150,000	163,500
Lear Corp., 8.125%, 2020	32,000	36,080

		$892,001

Biotechnology – 0.3%
Life Technologies Corp., 6%, 2020	$150,000	$177,779

Broadcasting – 3.1%
Allbritton Communications Co., 8%, 2018	$30,000	$32,550
AMC Networks, Inc., 7.75%, 2021	49,000	56,105
CBS Corp., 5.75%, 2020	40,000	47,911
CBS Corp., 3.375%, 2022	148,000	153,887
Clear Channel Communications, Inc., 9%, 2021	59,000	52,658
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	15,000	15,413
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	30,000	31,125
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	5,000	4,988
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	25,000	25,188
Hughes Network Systems LLC, 7.625%, 2021	30,000	34,125
IAC/InterActiveCorp, 4.75%, 2022 (z)	5,000	4,975
Intelsat Bermuda Ltd., 11.25%, 2017	90,000	95,175
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	90,000	95,625
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	45,000	46,463
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	35,000	14,700
Liberty Media Corp., 8.5%, 2029	55,000	59,538
Liberty Media Corp., 8.25%, 2030	15,000	16,350
Local TV Finance LLC, 9.25%, 2015 (p)(z)	41,186	41,649
NBCUniversal Media LLC, 5.95%, 2041	161,000	197,391
News America, Inc., 8.5%, 2025	75,000	101,834
Nexstar Broadcasting Group, Inc., 8.875%, 2017	20,000	21,950
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	5,000	5,131
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	25,000	27,500
Sinclair Broadcast Group, Inc., 8.375%, 2018	5,000	5,588
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	30,000	33,975
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	40,000	44,600
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	25,000	25,250
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	15,000	15,375
Townsquare Radio LLC, 9%, 2019 (z)	20,000	21,950
Univision Communications, Inc., 6.875%, 2019 (n)	70,000	72,800

7

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Univision Communications, Inc., 7.875%, 2020 (n)	$20,000	$21,650
Univision Communications, Inc., 8.5%, 2021 (n)	35,000	36,138
Vivendi S.A., 4.75%, 2022 (n)	160,000	166,229

		$1,625,786

Brokerage & Asset Managers – 1.0%
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	$153,000	$162,648
E*TRADE Financial Corp., 6.375%, 2019	55,000	56,375
Invesco Finance PLC, 3.125%, 2022	108,000	109,090
TD Ameritrade Holding Corp., 5.6%, 2019	175,000	207,694

		$535,807

Building – 1.2%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)	$20,000	$20,600
Building Materials Holding Corp., 6.875%, 2018 (n)	20,000	21,600
Building Materials Holding Corp., 7%, 2020 (n)	20,000	21,800
Building Materials Holding Corp., 6.75%, 2021 (n)	20,000	22,100
CRH PLC, 8.125%, 2018	120,000	144,906
HD Supply, Inc., 13.5%, 2015	35,000	35,875
HD Supply, Inc., 8.125%, 2019 (n)	20,000	22,800
HD Supply, Inc., 11.5%, 2020 (n)	15,000	16,894
Masonite International Corp., 8.25%, 2021 (n)	50,000	53,500
Nortek, Inc., 8.5%, 2021	80,000	88,800
Owens Corning, Inc., 4.2%, 2022	65,000	66,104
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	15,000	16,800
USG Corp., 6.3%, 2016	46,000	47,610
USG Corp., 7.875%, 2020 (n)	25,000	27,813

		$607,202

Business Services – 0.6%
Ceridian Corp., 12.25%, 2015 (p)	$20,000	$20,050
Ceridian Corp., 8.875%, 2019 (n)	10,000	10,850
Fidelity National Information Services, Inc., 7.625%, 2017	20,000	21,750
Fidelity National Information Services, Inc., 5%, 2022	35,000	37,538
iGate Corp., 9%, 2016	70,000	75,863
Iron Mountain, Inc., 8.375%, 2021	60,000	66,600
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)	35,000	31,675
Lender Processing Services, Inc., 5.75%, 2023	30,000	31,125
SunGard Data Systems, Inc., 7.375%, 2018	20,000	21,425

		$316,876

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – 2.6%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$10,000	$10,800
CCO Holdings LLC, 7.875%, 2018		85,000	91,481
CCO Holdings LLC, 8.125%, 2020		70,000	78,400
CCO Holdings LLC, 7.375%, 2020		20,000	22,200
CCO Holdings LLC, 5.125%, 2023		15,000	14,963
Cequel Communications Holdings, 6.375%, 2020 (z)		35,000	36,444
Cox Communications, Inc., 3.25%, 2022 (n)		193,000	199,033
DIRECTV Holdings LLC, 5.875%, 2019		70,000	82,736
DIRECTV Holdings LLC, 3.8%, 2022		200,000	206,331
DISH DBS Corp., 6.75%, 2021		30,000	34,200
DISH DBS Corp., 5%, 2023 (z)		35,000	35,000
EchoStar Corp., 7.125%, 2016		30,000	33,600
Myriad International Holdings B.V., 6.375%, 2017 (n)		128,000	144,320
Time Warner Cable, Inc., 8.25%, 2019		190,000	252,840
Virgin Media Finance PLC, 8.375%, 2019		67,000	76,045
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	50,000	72,597

			$1,390,990

Chemicals – 1.4%
Celanese U.S. Holdings LLC, 6.625%, 2018		$85,000	$93,500
Dow Chemical Co., 8.55%, 2019		260,000	351,020
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		60,000	61,650
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		10,000	9,125
Huntsman International LLC, 8.625%, 2021		65,000	74,263
Momentive Performance Materials, Inc., 11.5%, 2016		18,000	10,530
Polypore International, Inc., 7.5%, 2017		30,000	32,700
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		100,000	113,152

			$745,940

Computer Software – 0.7%
Infor U.S., Inc., 11.5%, 2018		$55,000	$64,350
Nuance Communications, Inc., 5.375%, 2020 (n)		35,000	36,575
Oracle Corp., 5.375%, 2040		103,000	128,423
Seagate HDD Cayman, 6.875%, 2020		30,000	31,913
Syniverse Holdings, Inc., 9.125%, 2019		65,000	69,388
TransUnion Holding Co., Inc., 9.625%, 2018		15,000	15,863
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		10,000	11,650

			$358,162

Computer Software – Systems – 0.3%
Audatex North America, Inc., 6.75%, 2018 (n)		$15,000	$16,050

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – continued
CDW LLC/CDW Finance Corp., 12.535%, 2017	$34,000	$36,338
CDW LLC/CDW Finance Corp., 8.5%, 2019	55,000	59,538
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	45,000	49,163

		$161,089

Conglomerates – 0.5%
Amsted Industries, Inc., 8.125%, 2018 (n)	$85,000	$90,950
Dynacast International LLC, 9.25%, 2019	35,000	37,450
Griffon Corp., 7.125%, 2018	70,000	74,200
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	61,000	67,509

		$270,109

Consumer Products – 0.8%
Easton-Bell Sports, Inc., 9.75%, 2016	$45,000	$48,380
Elizabeth Arden, Inc., 7.375%, 2021	50,000	55,875
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	5,000	5,150
Libbey Glass, Inc., 6.875%, 2020	15,000	16,125
Mattel, Inc., 5.45%, 2041	83,000	93,760
Newell Rubbermaid, Inc., 2.05%, 2017	74,000	74,984
Newell Rubbermaid, Inc., 4.7%, 2020	90,000	99,404
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	20,000	21,000
Spectrum Brands Escrow Corp., 6.625%, 2022 (z)	5,000	5,363

		$420,041

Consumer Services – 0.7%
Experian Finance PLC, 2.375%, 2017 (n)	$200,000	$203,468
QVC, Inc., 7.375%, 2020 (n)	35,000	38,942
Service Corp. International, 7%, 2017	90,000	103,500
Service Corp. International, 7%, 2019	10,000	10,950

		$356,860

Containers – 0.6%
Ball Corp., 5%, 2022	$25,000	$26,750
Berry Plastics Group, Inc., 9.5%, 2018	15,000	16,500
Greif, Inc., 6.75%, 2017	85,000	94,775
Reynolds Group, 5.75%, 2020 (n)	25,000	25,813
Reynolds Group, 8.25%, 2021	135,000	137,025

		$300,863

Defense Electronics – 0.8%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$212,000	$232,159
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	60,000	71,628
Ducommun, Inc., 9.75%, 2018	55,000	59,125
MOOG, Inc., 7.25%, 2018	40,000	42,050

		$404,962

Electrical Equipment – 0.3%
Avaya, Inc., 9.75%, 2015	$40,000	$35,600
Avaya, Inc., 7%, 2019 (n)	15,000	14,025

Issuer	Shares/Par	Value ($)

BONDS – continued
Electrical Equipment – continued
Ericsson, Inc., 4.125%, 2022	$115,000	$119,519

		$169,144

Electronics – 0.4%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$70,000	$76,475
Nokia Corp., 5.375%, 2019	20,000	19,050
Nokia Corp., 6.625%, 2039	10,000	8,975
Sensata Technologies B.V., 6.5%, 2019 (n)	65,000	69,225
Tyco Electronics Group S.A., 3.5%, 2022	48,000	49,333

		$223,058

Emerging Market Quasi-Sovereign – 1.9%
IIRSA Norte Finance Ltd., 8.75%, 2024	$117,724	$144,070
Petrobras International Finance Co., 7.875%, 2019	81,000	101,175
Petrobras International Finance Co., 6.75%, 2041	73,000	92,497
Petroleos Mexicanos, 5.5%, 2021	116,000	135,546
Petroleos Mexicanos, 4.875%, 2022	54,000	60,939
Petroleos Mexicanos, 6.5%, 2041	49,000	61,495
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	161,600	178,002
Rosneft, 4.199%, 2022 (z)	200,000	203,500

		$977,224

Emerging Market Sovereign – 0.3%
Republic of Philippines, 6.375%, 2034	$100,000	$140,500
Republic of Poland, 5%, 2022	23,000	27,163
United Mexican States, 5.95%, 2019	6,000	7,380

		$175,043

Energy – Independent – 3.2%
BreitBurn Energy Partners LP, 8.625%, 2020	$25,000	$27,250
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	50,000	51,875
Carrizo Oil & Gas, Inc., 8.625%, 2018	20,000	21,600
Chaparral Energy, Inc., 7.625%, 2022	55,000	57,750
Chesapeake Energy Corp., 6.875%, 2020	45,000	48,769
Concho Resources, Inc., 8.625%, 2017	35,000	38,106
Concho Resources, Inc., 6.5%, 2022	60,000	66,000
Continental Resources, Inc., 8.25%, 2019	50,000	56,000
Denbury Resources, Inc., 8.25%, 2020	80,000	90,000
Energy XXI Gulf Coast, Inc., 9.25%, 2017	80,000	91,400
EP Energy LLC, 9.375%, 2020	115,000	129,663
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	30,000	30,825
EQT Corp., 4.875%, 2021	74,000	79,442
EXCO Resources, Inc., 7.5%, 2018	30,000	29,100
Harvest Operations Corp., 6.875%, 2017	80,000	88,800
Hess Corp., 8.125%, 2019	60,000	78,966
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	20,000	21,900
Laredo Petroleum, Inc., 9.5%, 2019	30,000	33,525
LINN Energy LLC, 6.5%, 2019	15,000	15,150
LINN Energy LLC, 8.625%, 2020	40,000	43,600
LINN Energy LLC, 7.75%, 2021	37,000	39,405

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
MEG Energy Corp., 6.5%, 2021 (n)	$15,000	$15,788
Newfield Exploration Co., 6.875%, 2020	55,000	58,850
Plains Exploration & Production Co., 8.625%, 2019	50,000	56,875
Plains Exploration & Production Co., 6.5%, 2020	15,000	16,613
Plains Exploration & Production Co., 6.75%, 2022	35,000	39,288
QEP Resources, Inc., 6.875%, 2021	95,000	109,488
Range Resources Corp., 8%, 2019	35,000	38,763
Range Resources Corp., 5%, 2022	15,000	15,675
Samson Investment Co., 9.75%, 2020 (n)	25,000	26,438
SandRidge Energy, Inc., 8%, 2018 (n)	85,000	90,100
SM Energy Co., 6.5%, 2021	45,000	48,150
Whiting Petroleum Corp., 6.5%, 2018	30,000	32,250

		$1,687,404

Energy – Integrated – 1.1%
BP Capital Markets PLC, 4.5%, 2020	$46,000	$53,013
BP Capital Markets PLC, 4.742%, 2021	130,000	152,234
Cenovus Energy, Inc., 4.5%, 2014	60,000	63,655
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	115,000	132,825
Petro-Canada Financial Partnership, 5%, 2014	170,000	182,868

		$584,595

Engineering – Construction – 0.1%
BakerCorp International, Inc., 8.25%, 2019	$40,000	$40,000

Entertainment – 0.6%
AMC Entertainment, Inc., 8.75%, 2019	$80,000	$88,600
AMC Entertainment, Inc., 9.75%, 2020	50,000	57,750
Cedar Fair LP, 9.125%, 2018	35,000	39,375
Cinemark USA, Inc., 8.625%, 2019	75,000	83,063
Cinemark USA, Inc., 5.125%, 2022 (z)	5,000	5,063
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	20,000	22,025
Six Flags Entertainment Corp., 5.25%, 2021 (z)	30,000	30,000

		$325,876

Financial Institutions – 3.1%
Ally Financial, Inc., 5.5%, 2017	$115,000	$123,023
CIT Group, Inc., 5.25%, 2014 (n)	70,000	72,450
CIT Group, Inc., 5.25%, 2018	50,000	53,500
CIT Group, Inc., 6.625%, 2018 (n)	68,000	76,840
CIT Group, Inc., 5.5%, 2019 (n)	53,000	57,770
Credit Acceptance Corp., 9.125%, 2017	40,000	43,700
General Electric Capital Corp., 6%, 2019	50,000	60,828
General Electric Capital Corp., 5.5%, 2020	110,000	130,208
General Electric Capital Corp., 3.15%, 2022	138,000	140,994
GMAC, Inc., 8%, 2031	10,000	12,663
Icahn Enterprises LP, 8%, 2018	62,000	66,573
International Lease Finance Corp., 4.875%, 2015	20,000	20,702

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
International Lease Finance Corp., 8.625%, 2015	$20,000	$22,475
International Lease Finance Corp., 7.125%, 2018 (n)	69,000	80,040
LeasePlan Corp. N.V., 3%, 2017 (n)	200,000	201,870
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	75,000	80,250
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	20,000	22,500
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	10,000	10,550
NYSE Euronext, 2%, 2017	86,000	87,426
PHH Corp., 9.25%, 2016	50,000	58,375
PHH Corp., 7.375%, 2019	30,000	33,300
SLM Corp., 8.45%, 2018	40,000	46,800
SLM Corp., 8%, 2020	105,000	119,963
SLM Corp., 7.25%, 2022	5,000	5,513

		$1,628,313

Food & Beverages – 2.8%
Anheuser-Busch InBev S.A., 7.75%, 2019	$220,000	$293,835
ARAMARK Corp., 8.5%, 2015	50,000	50,251
B&G Foods, Inc., 7.625%, 2018	57,000	61,275
Campbell Soup Co., 2.5%, 2022	61,000	60,454
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)	15,000	15,900
Kraft Foods Group, Inc., 6.125%, 2018 (n)	170,000	208,271
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	43,000	49,074
Pernod-Ricard S.A., 2.95%, 2017 (n)	200,000	210,345
Pinnacle Foods Finance LLC, 8.25%, 2017	15,000	15,975
SABMiller Holdings, Inc., 3.75%, 2022 (n)	205,000	221,365
TreeHouse Foods, Inc., 7.75%, 2018	45,000	48,825
Tyson Foods, Inc., 6.6%, 2016	120,000	137,513
Tyson Foods, Inc., 4.5%, 2022	75,000	81,189

		$1,454,272

Food & Drug Stores – 0.4%
CVS Caremark Corp., 5.75%, 2041	$180,000	$224,111

Forest & Paper Products – 0.5%
Ainsworth Lumber Co. Ltd., 7.5%, 2017 (n)	$5,000	$5,238
Boise, Inc., 8%, 2020	45,000	49,725
Georgia-Pacific Corp., 8%, 2024	6,000	8,389
Graphic Packaging Holding Co., 7.875%, 2018	30,000	33,150
Tembec Industries, Inc., 11.25%, 2018	20,000	21,200
Votorantim Participacoes S.A., 6.75%, 2021 (n)	100,000	117,250
Xerium Technologies, Inc., 8.875%, 2018	18,000	16,200

		$251,152

Gaming & Lodging – 1.7%
Boyd Gaming Corp., 9%, 2020 (z)	$20,000	$19,700
Caesars Entertainment Operating Co., Inc., 8.5%, 2020	60,000	59,550

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Gaming & Lodging – continued
Choice Hotels International, Inc., 5.75%, 2022		$5,000	$5,538
CityCenter Holdings LLC, 10.75%, 2017 (p)		20,000	21,700
FelCor Lodging LP, 5.625%, 2023 (z)		5,000	4,975
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		95,000	59
GWR Operating Partnership LLP, 10.875%, 2017		25,000	28,438
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		30,000	32,850
Isle of Capri Casinos, Inc., 8.875%, 2020		45,000	49,050
Marriott International, Inc., 5.625%, 2013		120,000	120,645
MGM Mirage, 6.625%, 2015		20,000	21,450
MGM Resorts International, 11.375%, 2018		55,000	66,550
MGM Resorts International, 6.625%, 2021		15,000	15,000
Penn National Gaming, Inc., 8.75%, 2019		75,000	85,500
Pinnacle Entertainment, Inc., 8.75%, 2020		25,000	27,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		5,000	5,425
Seven Seas Cruises S. DE R.L., 9.125%, 2019		65,000	68,738
Viking Cruises Ltd., 8.5%, 2022 (n)		25,000	27,000
Wyndham Worldwide Corp., 6%, 2016		1,000	1,131
Wyndham Worldwide Corp., 5.75%, 2018		140,000	156,494
Wyndham Worldwide Corp., 7.375%, 2020		30,000	36,112
Wynn Las Vegas LLC, 7.75%, 2020		50,000	57,000

			$909,905

Industrial – 0.2%
Dematic S.A., 7.75%, 2020 (z)		$30,000	$30,000
Mueller Water Products, Inc., 8.75%, 2020		38,000	43,320
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		20,000	21,200

			$94,520

Insurance – 2.3%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	248,000	$335,504
American International Group, Inc., 3%, 2015		$50,000	52,026
American International Group, Inc., 8.175% to 2038, FRN to 2068		135,000	175,838
Metlife, Inc., 1.756%, 2017		31,000	31,488
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		80,000	85,048
Principal Financial Group, Inc., 8.875%, 2019		130,000	174,440
Prudential Financial, Inc., 6.2%, 2015		130,000	143,570
Unum Group, 7.125%, 2016		160,000	188,488

			$1,186,402

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – Health – 0.0%
AMERIGROUP Corp., 7.5%, 2019		$19,000	$22,800

Insurance – Property & Casualty – 2.7%
Aon Corp., 3.5%, 2015		$140,000	$147,449
AXIS Capital Holdings Ltd., 5.75%, 2014		205,000	219,856
AXIS Capital Holdings Ltd., 5.875%, 2020		50,000	56,762
CNA Financial Corp., 5.875%, 2020		160,000	188,769
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		114,000	124,247
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		70,000	104,300
PartnerRe Ltd., 5.5%, 2020		107,000	119,410
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		200,000	207,000
Travelers Cos., Inc., 3.9%, 2020		220,000	248,510

			$1,416,303

International Market Quasi-Sovereign – 2.1%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$230,000	$281,561
ING Bank N.V., 3.9%, 2014 (n)		190,000	197,524
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		400,000	400,003
Vestjysk Bank A/S, FRN, 0.858%, 2013 (n)		130,000	130,328
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	104,696

			$1,114,112

International Market Sovereign – 9.3%
Commonwealth of Australia, 5.75%, 2021	AUD	38,000	$47,007
Federal Republic of Germany, 3.75%, 2015	EUR	239,000	339,223
Federal Republic of Germany, 4.25%, 2018	EUR	97,000	154,608
Federal Republic of Germany, 6.25%, 2030	EUR	81,000	172,686
Government of Canada, 4.5%, 2015	CAD	86,000	93,297
Government of Canada, 4.25%, 2018	CAD	45,000	51,844
Government of Canada, 5.75%, 2033	CAD	17,000	26,536
Government of Japan, 1.7%, 2017	JPY	33,450,000	411,168
Government of Japan, 1.1%, 2020	JPY	17,000,000	205,125
Government of Japan, 2.1%, 2024	JPY	8,000,000	103,821
Government of Japan, 2.2%, 2027	JPY	19,100,000	246,728
Government of Japan, 2.4%, 2037	JPY	20,100,000	255,756
Kingdom of Belgium, 5.5%, 2017	EUR	113,000	181,871
Kingdom of Denmark, 3%, 2021	DKK	218,000	44,865
Kingdom of Spain, 4.6%, 2019	EUR	167,000	220,187
Kingdom of Sweden, 5%, 2020	SEK	155,000	30,197
Kingdom of the Netherlands, 3.75%, 2014	EUR	187,000	260,777
Kingdom of the Netherlands, 5.5%, 2028	EUR	22,000	42,249
Republic of Austria, 4.65%, 2018	EUR	78,000	123,043
Republic of Finland, 3.875%, 2017	EUR	22,000	33,658
Republic of France, 6%, 2025	EUR	53,000	98,612

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Republic of France, 4.75%, 2035	EUR	113,000	$195,392
Republic of Ireland, 4.6%, 2016	EUR	49,000	68,507
Republic of Italy, 4.25%, 2015	EUR	89,000	122,527
Republic of Italy, 5.25%, 2017	EUR	267,000	383,243
Republic of Italy, 3.75%, 2021	EUR	101,000	131,075
State of Israel, 4%, 2022		$248,000	270,010
United Kingdom Treasury, 8%, 2015	GBP	107,000	212,523
United Kingdom Treasury, 8%, 2021	GBP	79,000	194,805
United Kingdom Treasury, 4.25%, 2036	GBP	73,000	145,202

			$4,866,542

Local Authorities – 0.6%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$160,000	$160,325
Province of Ontario, 5.45%, 2016		145,000	167,388

			$327,713

Machinery & Tools – 1.2%
Atlas Copco AB, 5.6%, 2017 (n)		$214,000	$249,561
Case New Holland, Inc., 7.875%, 2017		130,000	153,725
CNH America LLC, 7.25%, 2016		25,000	28,125
CNH Capital LLC, 3.875%, 2015 (n)		5,000	5,156
CNH Capital LLC, 6.25%, 2016		10,000	11,025
H&E Equipment Services LLC, 7%, 2022 (n)		35,000	37,275
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		55,000	59,125
RSC Equipment Rental, Inc., 8.25%, 2021		55,000	62,013
UR Financing Escrow Corp., 5.75%, 2018 (n)		20,000	21,550
UR Financing Escrow Corp., 7.625%, 2022 (n)		22,000	24,585

			$652,140

Major Banks – 7.9%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$200,000	$218,143
Bank of America Corp., 7.375%, 2014		65,000	70,385
Bank of America Corp., 6.5%, 2016		325,000	375,297
Barclays Bank PLC, 5.125%, 2020		130,000	148,062
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		100,000	102,500
BNP Paribas, FRN, 3.059%, 2014		78,000	80,640
Commonwealth Bank of Australia, 5%, 2019 (n)		140,000	162,694
Credit Suisse New York, 5.5%, 2014		130,000	138,319
DBS Bank Ltd., 2.35%, 2017 (n)		200,000	207,509
Goldman Sachs Group, Inc., 6%, 2014		90,000	95,782
Goldman Sachs Group, Inc., 5.75%, 2022		201,000	237,625
HSBC Holdings PLC, 4%, 2022		323,000	353,642
Intesa Sanpaolo S.p.A., FRN, 2.711%, 2014 (n)		100,000	99,888
JPMorgan Chase & Co., 2%, 2017		55,000	56,182
JPMorgan Chase & Co., 4.625%, 2021		140,000	159,624
Macquarie Bank Ltd., 5%, 2017 (n)		111,000	121,401
Macquarie Group Ltd., 6%, 2020 (n)		86,000	93,060
Merrill Lynch & Co., Inc., 6.4%, 2017		90,000	105,692

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Morgan Stanley, 6%, 2014	$100,000	$105,897
Morgan Stanley, 7.3%, 2019	100,000	121,522
Morgan Stanley, 5.625%, 2019	100,000	113,098
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	110,000	111,100
Royal Bank of Scotland PLC, 2.55%, 2015	87,000	89,037
Santander International Debt S.A., 2.991%, 2013 (n)	100,000	100,169
Standard Chartered PLC, 3.85%, 2015 (n)	150,000	158,192
UFJ Finance Aruba AEC, 6.75%, 2013	159,000	164,022
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	78,000	89,505
Westpac Banking Corp., 2%, 2017	240,000	247,215

		$4,126,202

Medical & Health Technology & Services – 3.2%
AmSurg Corp., 5.625%, 2020 (n)	$10,000	$10,400
Aristotle Holding, Inc., 3.9%, 2022 (n)	75,000	80,869
Biomet, Inc., 6.5%, 2020 (n)	40,000	42,500
Cardinal Health, Inc., 5.8%, 2016	201,000	232,942
CDRT Holding Corp., 9.25%, 2017 (p)(z)	10,000	10,200
Davita, Inc., 6.375%, 2018	80,000	85,800
Davita, Inc., 6.625%, 2020	60,000	65,250
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	35,000	40,338
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	40,000	42,950
HCA, Inc., 8.5%, 2019	140,000	156,100
HCA, Inc., 7.5%, 2022	85,000	97,325
HCA, Inc., 5.875%, 2022	35,000	38,063
HealthSouth Corp., 8.125%, 2020	90,000	99,113
Hologic, Inc., 6.25%, 2020 (n)	15,000	16,163
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	70,000	66,150
McKesson Corp., 5.7%, 2017	90,000	106,325
Owens & Minor, Inc., 6.35%, 2016	170,000	186,465
Physio-Control International, Inc., 9.875%, 2019 (n)	30,000	32,925
Select Medical Corp., 7.625%, 2015	7,000	7,009
Tenet Healthcare Corp., 9.25%, 2015	30,000	33,675
Tenet Healthcare Corp., 8%, 2020	20,000	21,538
Thermo Fisher Scientific, Inc., 3.15%, 2023	128,000	130,813
Universal Health Services, Inc., 7%, 2018	35,000	38,588
Universal Hospital Services, Inc., 7.625%, 2020 (n)	35,000	36,881
Universal Hospital Services, Inc., FRN, 3.902%, 2015	20,000	19,913

		$1,698,295

Metals & Mining – 1.1%
Arch Coal, Inc., 7.25%, 2020	$40,000	$37,100
Cloud Peak Energy, Inc., 8.25%, 2017	85,000	90,950
Cloud Peak Energy, Inc., 8.5%, 2019	15,000	16,463
Consol Energy, Inc., 8%, 2017	35,000	37,888
Consol Energy, Inc., 8.25%, 2020	30,000	32,475

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	$45,000	$47,925
Peabody Energy Corp., 6%, 2018	20,000	21,250
Peabody Energy Corp., 6.25%, 2021	20,000	21,250
Southern Copper Corp., 6.75%, 2040	156,000	187,805
Vale Overseas Ltd., 4.375%, 2022	70,000	74,725

		$567,831

Mortgage-Backed – 0.5%
Fannie Mae, 6.5%, 2032	$75,073	$85,442
Freddie Mac, 4.224%, 2020	146,497	170,164

		$255,606

Natural Gas – Distribution – 0.5%
AmeriGas Finance LLC, 6.75%, 2020	$45,000	$49,388
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	30,000	29,700
GDF Suez, 1.625%, 2017 (n)	190,000	189,955

		$269,043

Natural Gas – Pipeline – 2.7%
Access Midstream Partners Co., 4.875%, 2023	$15,000	$15,225
Atlas Pipeline Partners LP, 8.75%, 2018	80,000	85,200
Crosstex Energy, Inc., 8.875%, 2018	75,000	81,000
El Paso Corp., 7%, 2017	75,000	85,675
El Paso Corp., 7.75%, 2032	80,000	93,999
Energy Transfer Equity LP, 7.5%, 2020	65,000	75,075
Energy Transfer Partners LP, 6.5%, 2042	135,000	165,286
Enterprise Products Partners LP, 6.3%, 2017	140,000	169,348
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	33,000	37,661
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	20,000	22,900
Inergy Midstream LP, 6%, 2020 (n)	25,000	25,813
Kinder Morgan Energy Partners LP, 6.375%, 2041	190,000	235,115
MarkWest Energy Partners LP, 5.5%, 2023	30,000	32,550
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	24,000	23,580
Spectra Energy Capital LLC, 8%, 2019	164,000	216,591
Williams Cos., Inc., 3.7%, 2023	47,000	47,407

		$1,412,425

Network & Telecom – 2.0%
AT&T, Inc., 5.5%, 2018	$150,000	$178,694
AT&T, Inc., 3.875%, 2021	70,000	78,016
Centurylink, Inc., 7.65%, 2042	134,000	140,045
Cincinnati Bell, Inc., 8.25%, 2017	15,000	16,163
Citizens Communications Co., 9%, 2031	30,000	33,000
France Telecom, 4.375%, 2014	120,000	126,291
Frontier Communications Corp., 8.125%, 2018	45,000	51,750
Qwest Communications International, Inc., 7.125%, 2018 (n)	50,000	52,170
Qwest Corp., 7.5%, 2014	140,000	153,229

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – continued
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	$20,000	$20,950
Verizon Communications, Inc., 8.75%, 2018	91,000	126,351
Windstream Corp., 8.125%, 2018	10,000	10,925
Windstream Corp., 7.75%, 2020	50,000	54,000

		$1,041,584

Oil Services – 0.8%
Bristow Group, Inc., 6.25%, 2022	$15,000	$16,050
Chesapeake Energy Corp., 6.625%, 2019 (n)	15,000	14,138
Dresser-Rand Group, Inc., 6.5%, 2021	20,000	21,200
Edgen Murray Corp., 8.75%, 2020 (n)	40,000	40,400
Pioneer Energy Services Corp., 9.875%, 2018	35,000	38,063
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	40,000	41,900
Transocean, Inc., 2.5%, 2017	53,000	53,558
Transocean, Inc., 6%, 2018	110,000	127,577
Unit Corp., 6.625%, 2021	25,000	25,656
Unit Corp., 6.625%, 2021 (n)	25,000	25,656

		$404,198

Other Banks & Diversified Financials – 3.3%
Bancolombia S.A., 5.125%, 2022	$5,000	$5,200
Citigroup, Inc., 6.375%, 2014	120,000	129,678
Citigroup, Inc., 6.01%, 2015	100,000	109,272
Citigroup, Inc., 8.5%, 2019	75,000	100,848
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	157,000	181,952
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	100,000	117,028
Rabobank Nederland N.V., 3.375%, 2017	92,000	98,834
Rabobank Nederland N.V., 3.95%, 2022	250,000	256,009
Santander Holdings USA, Inc., 4.625%, 2016	20,000	20,910
Santander UK PLC, 8.963% to 2030, FRN to 2049	103,000	116,776
SunTrust Banks, Inc., 3.5%, 2017	107,000	114,910
Svenska Handelsbanken AB, 4.875%, 2014 (n)	180,000	190,217
Swedbank AB, 2.125%, 2017 (n)	200,000	204,348
U.S. Bancorp, 2.95%, 2022	70,000	70,716

		$1,716,698

Personal Computers & Peripherals – 0.2%
Equifax, Inc., 3.3%, 2022	$105,000	$104,154

Pharmaceuticals – 1.3%
AbbVie, Inc., 2.9%, 2022 (n)	$170,000	$173,125
Celgene Corp., 3.95%, 2020	160,000	173,646
Hospira, Inc., 6.05%, 2017	100,000	116,096
Teva Pharmaceutical Finance LLC, 5.55%, 2016	87,000	98,469
Teva Pharmaceutical Finance LLC, 2.25%, 2020	42,000	42,375
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	50,000	54,375

13

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	$30,000	$32,775

		$690,861

Pollution Control – 0.4%
Heckmann Corp., 9.875%, 2018	$35,000	$36,138
Heckmann Corp., 9.875%, 2018	10,000	10,250
Republic Services, Inc., 5.25%, 2021	130,000	153,218

		$199,606

Precious Metals & Minerals – 0.1%
Eldorado Gold Corp., 6.125%, 2020 (z)	$25,000	$25,438
IAMGOLD Corp., 6.75%, 2020 (n)	33,000	32,175

		$57,613

Printing & Publishing – 0.2%
American Media, Inc., 13.5%, 2018 (z)	$6,759	$5,948
Nielsen Finance LLC, 7.75%, 2018	45,000	50,288
Nielsen Finance LLC, 4.5%, 2020 (n)	25,000	24,875

		$81,111

Railroad & Shipping – 0.8%
CSX Corp., 4.1%, 2044	$304,000	$300,091
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	20,000	22,600
Panama Canal Railway Co., 7%, 2026 (n)	89,000	83,660

		$406,351

Real Estate – 2.1%
Boston Properties LP, REIT, 3.7%, 2018	$73,000	$79,299
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	25,000	23,875
DDR Corp., REIT, 4.625%, 2022	148,000	161,520
Entertainment Properties Trust, REIT, 7.75%, 2020	45,000	52,008
HCP, Inc., REIT, 5.375%, 2021	141,000	160,565
Health Care REIT, Inc., 2.25%, 2018	51,000	50,957
Kennedy Wilson, Inc., 8.75%, 2019	25,000	26,625
Kimco Realty Corp., REIT, 6.875%, 2019	36,000	44,468
MPT Operating Partnership LP, REIT, 6.875%, 2021	40,000	43,400
MPT Operating Partnership LP, REIT, 6.375%, 2022	40,000	42,000
Simon Property Group, Inc., REIT, 6.1%, 2016	230,000	265,318
WEA Finance LLC, REIT, 6.75%, 2019 (n)	110,000	136,272

		$1,086,307

Retailers – 3.0%
Academy Ltd., 9.25%, 2019 (n)	$30,000	$33,300
AutoZone, Inc., 6.5%, 2014	230,000	242,829
Burlington Coat Factory Warehouse Corp., 10%, 2019	45,000	48,600
Dollar General Corp., 4.125%, 2017	113,000	118,650
Gap, Inc., 5.95%, 2021	189,000	216,223

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
J. Crew Group, Inc., 8.125%, 2019	$35,000	$37,013
Kohl’s Corp., 3.25%, 2023	162,000	157,296
Limited Brands, Inc., 5.25%, 2014	59,000	61,950
Limited Brands, Inc., 6.9%, 2017	40,000	45,900
Limited Brands, Inc., 7%, 2020	15,000	17,250
Limited Brands, Inc., 6.95%, 2033	20,000	20,350
Macy’s, Inc., 7.875%, 2015	200,000	232,987
Pantry, Inc., 8.375%, 2020 (n)	15,000	15,675
Rite Aid Corp., 9.25%, 2020	35,000	37,275
Sally Beauty Holdings, Inc., 6.875%, 2019	20,000	22,100
Staples, Inc., 9.75%, 2014	140,000	152,207
Toys “R” Us Property Co. II LLC, 8.5%, 2017	30,000	31,800
Toys “R” Us, Inc., 10.75%, 2017	50,000	53,875
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	25,000	25,815

		$1,571,095

Specialty Chemicals – 0.0%
Koppers, Inc., 7.875%, 2019	$20,000	$22,000

Specialty Stores – 0.2%
Gymboree Corp., 9.125%, 2018	$25,000	$22,250
Michaels Stores, Inc., 11.375%, 2016	35,000	36,575
Michaels Stores, Inc., 7.75%, 2018	25,000	27,438

		$86,263

Supermarkets – 0.0%
SUPERVALU, Inc., 7.5%, 2014	$18,000	$17,460

Supranational – 0.4%
Corporacion Andina de Fomento, 4.375%, 2022	$210,000	$227,380

Telecommunications – Wireless – 2.2%
American Tower Corp., REIT, 4.625%, 2015	$80,000	$85,037
American Tower Corp., REIT, 4.7%, 2022	126,000	139,408
Clearwire Corp., 12%, 2015 (n)	50,000	53,750
Cricket Communications, Inc., 7.75%, 2020	45,000	45,900
Crown Castle International Corp., 7.125%, 2019	130,000	143,650
Crown Castle International Corp., 5.25%, 2023 (n)	25,000	26,750
Crown Castle Towers LLC, 6.113%, 2020 (n)	157,000	189,104
MetroPCS Wireless, Inc., 7.875%, 2018	40,000	43,300
Rogers Cable, Inc., 5.5%, 2014	164,000	173,489
Sprint Capital Corp., 6.875%, 2028	50,000	52,000
Sprint Nextel Corp., 6%, 2016	75,000	81,563
Sprint Nextel Corp., 8.375%, 2017	55,000	63,938
Sprint Nextel Corp., 9%, 2018 (n)	10,000	12,350
Sprint Nextel Corp., 6%, 2022	55,000	56,513

		$1,166,752

Telephone Services – 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$15,000	$16,463
Level 3 Financing, Inc., 9.375%, 2019	35,000	39,113
Level 3 Financing, Inc., 7%, 2020 (n)	15,000	15,675

14

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telephone Services – continued
Level 3 Financing, Inc., 8.625%, 2020	$20,000	$22,200

		$93,451

Tobacco – 2.2%
Altria Group, Inc., 9.25%, 2019	$71,000	$98,771
B.A.T. International Finance PLC, 3.25%, 2022 (n)	306,000	318,956
Lorillard Tobacco Co., 8.125%, 2019	112,000	142,915
Lorillard Tobacco Co., 6.875%, 2020	70,000	85,321
Reynolds American, Inc., 6.75%, 2017	240,000	289,828
Reynolds American, Inc., 4.75%, 2042	203,000	204,802

		$1,140,593

Transportation – 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$40,000	$39,250

Transportation – Services – 1.2%
ACL I Corp., 10.625%, 2016 (p)	$52,854	$51,061
Avis Budget Car Rental LLC, 8.25%, 2019	25,000	27,625
Avis Budget Car Rental LLC, 9.75%, 2020	15,000	17,325
Commercial Barge Line Co., 12.5%, 2017	100,000	110,250
ERAC USA Finance Co., 6.375%, 2017 (n)	180,000	217,703
HDTFS, Inc., 5.875%, 2020 (n)	5,000	5,225
Navios Maritime Acquisition Corp., 8.625%, 2017	60,000	56,250
Navios Maritime Holdings, Inc., 8.875%, 2017	50,000	49,875
Swift Services Holdings, Inc., 10%, 2018	80,000	87,800

		$623,114

U.S. Government Agencies and Equivalents – 1.1%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$50,000	$53,298
Small Business Administration, 4.34%, 2024	157,201	172,815
Small Business Administration, 4.77%, 2024	117,636	131,341
Small Business Administration, 4.625%, 2025	99,743	111,519
Small Business Administration, 5.11%, 2025	90,865	101,895

		$570,868

Utilities – Electric Power – 4.0%
AES Corp., 8%, 2017	$85,000	$98,175
Allegheny Energy, Inc., 5.75%, 2019 (n)	150,000	164,554
Atlantic Power Corp., 9%, 2018	2,000	2,090
Calpine Corp., 8%, 2016 (n)	55,000	58,438
Calpine Corp., 7.875%, 2020 (n)	59,000	66,228
CMS Energy Corp., 4.25%, 2015	140,000	148,548
CMS Energy Corp., 5.05%, 2022	99,000	110,332
Covanta Holding Corp., 7.25%, 2020	35,000	38,563
Covanta Holding Corp., 6.375%, 2022	10,000	10,860
DPL, Inc., 7.25%, 2021	25,000	26,750
Duke Energy Corp., 3.35%, 2015	220,000	232,447

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Energy Future Holdings Corp., 10%, 2020	$45,000	$50,288
Energy Future Holdings Corp., 10%, 2020	145,000	163,488
Energy Future Holdings Corp., 11.75%, 2022 (n)	40,000	44,400
Exelon Generation Co. LLC, 5.2%, 2019	70,000	79,355
GenOn Energy, Inc., 9.875%, 2020	80,000	92,400
NRG Energy, Inc., 8.25%, 2020	85,000	95,200
Oncor Electric Delivery Co., 4.1%, 2022	150,000	163,490
PPL WEM Holdings PLC, 3.9%, 2016 (n)	200,000	210,611
Progress Energy, Inc., 3.15%, 2022	196,000	198,416
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	25,000	19,563

		$2,074,196

Total Bonds (Identified Cost, $46,819,543)		$50,312,848

PREFERRED STOCKS – 0.1%
Other Banks & Diversified Financials – 0.1%
Ally Financial, Inc., 7% (z)	30	$29,465
GMAC Capital Trust I, 8.125%	1,575	41,974

Total Preferred Stocks (Identified Cost, $68,159)		$71,439

CONVERTIBLE BONDS – 0.1%
Network & Telecom – 0.1%
Nortel Networks Corp., 1.75%, 2014 (Identified Cost, $49,356) (a)(d)	$50,000	$50,688

CONVERTIBLE PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (Identified Cost, $45,131)	920	$40,600

	Strike Price	First Exercise

WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co, Inc. (1 share for 1 warrant) (a) (Identified Cost, $13,572)	$0.01	7/14/10	6	$22,500

FLOATING RATE LOANS (g)(r) – 0.0%
Financial Institutions – 0.0%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017 (Identified Cost, $22,457)	$22,538	$22,391

COMMON STOCKS – 0.0%
Automotive – 0.0%
Accuride Corp. (a)	1,188	$3,813

Broadcasting – 0.0%
New Young Broadcasting Holding Co., Inc. (a)	2	$7,500

15

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Printing & Publishing – 0.0%
American Media Operations, Inc. (a)	1,733	$8,232

Total Common Stocks (Identified Cost, $44,982)		$19,545

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 1.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	897,164	$897,164

Total Investments (Identified Cost, $47,960,364)		$51,437,175

OTHER ASSETS, LESS LIABILITIES – 1.9%		994,258

Net Assets – 100.0%		$52,431,433

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(e)	Guaranteed by Minister for Finance of Ireland.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,866,857, representing 22.6% of net assets.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$28,125	$29,465
American Media, Inc., 13.5%, 2018	12/22/10	6,848	5,948
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	163,081	103,089
Boyd Gaming Corp., 9%, 2020	12/19/12-12/21/12	19,988	19,700
CDRT Holding Corp., 9.25%, 2017	12/13/12	10,298	10,200
Cequel Communications Holdings, 6.375%, 2020	12/13/12-12/24/12	36,423	36,444
Cinemark USA, Inc., 5.125%, 2022	12/04/12	5,000	5,063
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018	1/21/10	19,950	24,295
DISH DBS Corp., 5%, 2023	12/19/12	35,000	35,000
Dematic S.A., 7.75%, 2020	12/13/12	30,000	30,000
Eldorado Gold Corp., 6.125%, 2020	12/10/12-12/12/12	25,330	25,438
Falcon Franchise Loan LLC, FRN, 6.014%, 2023	1/18/02	4,814	15,191
Falcon Franchise Loan LLC, FRN, 6.447%, 2025	1/29/03	11,217	22,171
FelCor Lodging LP, 5.625%, 2023	12/12/12	5,000	4,975
GMAC LLC, FRN, 6.02%, 2033	11/17/00	125,263	127,723
IAC/InterActiveCorp, 4.75%, 2022	12/18/12	5,000	4,975
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	7/18/07	16,648	14,700
Local TV Finance LLC, 9.25%, 2015	12/10/07-11/30/10	40,912	41,649
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039	7/20/04	21,730	15,417
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013	12/06/04	413,304	410,691

16

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Rosneft, 4.199%, 2022	11/29/12	$200,000	$203,500
Salomon Brothers Mortgage Securities, Inc., FRN, 7.155%, 2032	1/07/05	27,086	27,080
Six Flags Entertainment Corp., 5.25%, 2021	12/11/12	30,000	30,000
Spectrum Brands Escrow Corp., 6.625%, 2022	11/01/12	5,000	5,363
Townsquare Radio LLC, 9%, 2019	3/30/12	19,816	21,950
Total Restricted Securities			$1,270,027
% of Net assets			2.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

SEK	Swedish Krona

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	168,695	1/11/13	$171,982	$169,564	$2,418

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	43,432	1/11/13	$44,054	$45,075	$(1,021)
SELL	DKK	Citibank N.A.	242,054	1/11/13	42,455	42,829	(374)
SELL	EUR	Barclays Bank PLC	53,891	1/11/13	69,969	71,139	(1,170)
SELL	EUR	Deutsche Bank AG	253,723	1/11/13	326,930	334,925	(7,995)
SELL	EUR	UBS AG	222,723	1/11/13	287,054	294,003	(6,949)
SELL	GBP	Barclays Bank PLC	175,962	1/11/13	281,311	285,835	(4,524)
SELL	GBP	Deutsche Bank AG	175,962	1/11/13	281,259	285,835	(4,576)
BUY	JPY	Credit Suisse Group	16,922,260	1/11/13	216,472	195,335	(21,137)
BUY	JPY	Merrill Lynch International Bank	16,922,260	1/11/13	216,357	195,335	(21,022)
SELL	SEK	Deutsche Bank AG	132,906	1/11/13	19,892	20,433	(541)

							$(69,309)

17

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	15	$1,991,719	March - 2013	$10,352

At December 31, 2012, the fund had cash collateral of $16,500 to cover any commitments for certain derivative contracts. Cash collateral includes “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

FINANCIAL STATEMENT  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $47,063,200)	$50,540,011
Underlying affiliated funds, at cost and value	897,164
Total investments, at value (identified cost, $47,960,364)	$51,437,175
Cash	34,986
Restricted cash	16,500
Receivables for
Forward foreign currency exchange contracts	2,418
Daily variation margin on open futures contracts	2,578
Investments sold	360,365
Fund shares sold	157,878
Interest	714,393
Receivable from investment adviser	6,760
Other assets	913
Total assets		$52,733,966
Liabilities
Payables for
Forward foreign currency exchange contracts	$69,309
Investments purchased	61,300
Fund shares reacquired	130,737
Payable to affiliates
Distribution and/or service fees	243
Payable for independent Trustees’ compensation	67
Accrued expenses and other liabilities	40,877
Total liabilities		$302,533
Net assets		$52,431,433
Net assets consist of
Paid-in capital	$50,775,598
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,421,930
Accumulated net realized gain (loss) on investments and foreign currency	(3,933,559)
Undistributed net investment income	2,167,464
Net assets		$52,431,433
Shares of beneficial interest outstanding		5,150,810

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$43,564,328	4,275,037	$10.19
Service Class	8,867,105	875,773	10.12

See Notes to Financial Statements

19

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$2,654,446
Dividends	11,804
Dividends from underlying affiliated funds	2,851
Total investment income		$2,669,101
Expenses
Management fee	$355,843
Distribution and/or service fees	24,137
Administrative services fee	17,646
Independent Trustees’ compensation	1,816
Custodian fee	21,341
Shareholder communications	6,631
Audit and tax fees	66,342
Legal fees	1,146
Miscellaneous	47,717
Total expenses		$542,619
Fees paid indirectly	(21)
Reduction of expenses by investment adviser	(60,930)
Net expenses		$481,668
Net investment income		$2,187,433
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$831,485
Futures contracts	(77,781)
Swap agreements	4,290
Foreign currency	10,324
Net realized gain (loss) on investments and foreign currency		$768,318
Change in unrealized appreciation (depreciation)
Investments	$2,152,123
Futures contracts	10,352
Swap agreements	(3,538)
Translation of assets and liabilities in foreign currencies	(94,401)
Net unrealized gain (loss) on investments and foreign currency translation		$2,064,536
Net realized and unrealized gain (loss) on investments and foreign currency		$2,832,854
Change in net assets from operations		$5,020,287

See Notes to Financial Statements

20

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,187,433	$2,378,437
Net realized gain (loss) on investments and foreign currency	768,318	263,644
Net unrealized gain (loss) on investments and foreign currency translation	2,064,536	(378,048)
Change in net assets from operations	$5,020,287	$2,264,033
Distributions declared to shareholders
From net investment income	$(2,700,006)	$(2,837,428)
Change in net assets from fund share transactions	$1,180,839	$(2,364,894)
Total change in net assets	$3,501,120	$(2,938,289)
Net assets
At beginning of period	48,930,313	51,868,602
At end of period (including undistributed net investment income of $2,167,464 and $2,263,581, respectively)	$52,431,433	$48,930,313

See Notes to Financial Statements

21

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.74	$9.87	$9.46	$8.36	$10.40
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.48	$0.49	$0.55	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	(0.02)	0.45	1.54	(1.82)
Total from investment operations	$1.00	$0.46	$0.94	$2.09	$(1.24)
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.59)	$(0.53)	$(0.99)	$(0.80)
Net asset value, end of period (x)	$10.19	$9.74	$9.87	$9.46	$8.36
Total return (%) (k)(r)(s)(x)	10.42	4.67	10.27	27.52	(12.94)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.06	1.03	1.02
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income	4.35	4.79	5.11	6.23	6.07
Portfolio turnover	40	29	48	63	38
Net assets at end of period (000 omitted)	$43,564	$38,563	$40,927	$40,221	$31,159

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.67	$9.81	$9.40	$8.30	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.45	$0.47	$0.52	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	(0.03)	0.45	1.54	(1.80)
Total from investment operations	$0.97	$0.42	$0.92	$2.06	$(1.25)
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.56)	$(0.51)	$(0.96)	$(0.78)
Net asset value, end of period (x)	$10.12	$9.67	$9.81	$9.40	$8.30
Total return (%) (k)(r)(s)(x)	10.18	4.31	10.05	27.24	(13.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.30	1.31	1.28	1.26
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	4.11	4.54	4.87	6.02	5.82
Portfolio turnover	40	29	48	63	38
Net assets at end of period (000 omitted)	$8,867	$10,368	$10,942	$11,644	$11,192

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$86,387	$59,465	$8,232	$154,084
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	570,868	—	570,868
Non-U.S. Sovereign Debt	—	7,360,303	—	7,360,303
U.S. Corporate Bonds	—	31,714,197	—	31,714,197
Residential Mortgage-Backed Securities	—	255,606	—	255,606
Commercial Mortgage-Backed Securities	—	644,012	—	644,012
Asset-Backed Securities (including CDOs)	—	295,868	—	295,868
Foreign Bonds	—	9,522,682	—	9,522,682
Floating Rate Loans	—	22,391	—	22,391
Mutual Funds	897,164	—	—	897,164
Total Investments	$983,551	$50,445,392	$8,232	$51,437,175

Other Financial Instruments
Futures Contracts	$10,352	$—	$—	$10,352
Forward Foreign Currency Exchange Contracts	—	(66,891)	—	(66,891)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$20,605
Change in unrealized appreciation (depreciation)	(12,373)
Balance as of 12/31/12	$8,232

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(12,373).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$10,352	$—
Foreign Exchange	Forward Foreign Currency Exchange	2,418	(69,309)
Total		$12,770	$(69,309)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency
Interest Rate	$(77,781)	$—	$—
Foreign Exchange	—	—	19,067
Credit	—	4,290	—
Total	$(77,781)	$4,290	$19,067

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$10,352	$—	$—
Foreign Exchange	—	—	(102,507)
Credit	—	(3,538)	—
Total	$10,352	$(3,538)	$(102,507)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$2,700,006	$2,837,428

27

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$48,323,079
Gross appreciation	3,937,021
Gross depreciation	(822,925)
Net unrealized appreciation (depreciation)	$3,114,096
Undistributed ordinary income	2,369,780
Capital loss carryforwards	(3,537,974)
Other temporary differences	(290,067)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(1,895,956)
12/31/17	(1,642,018)
Total	$(3,537,974)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$2,206,430	$2,246,632
Service Class	493,576	590,796
Total	$2,700,006	$2,837,428

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $60,752 and is reflected as a reduction of total expenses in the Statement of Operations.
Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

28

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2012, the fund did not pay MFSC a fee for this service. Effective April 1, 2013, the fund will be charged a shareholder servicing fee by MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0347% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $413 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $178, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$25,403
Investments (non-U.S. Government securities)	$21,213,396	$19,148,405

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	526,863	$5,329,625	372,136	$3,704,937
Service Class	92,471	932,095	167,680	1,662,734
	619,334	$6,261,720	539,816	$5,367,671
Shares issued to shareholders in reinvestment of distributions
Initial Class	223,776	$2,206,430	232,812	$2,246,632
Service Class	50,314	493,576	61,541	590,796
	274,090	$2,700,006	294,353	$2,837,428

29

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(436,307)	$(4,403,488)	(790,674)	$(7,873,245)
Service Class	(338,688)	(3,377,399)	(273,071)	(2,696,748)
	(774,995)	$(7,780,887)	(1,063,745)	$(10,569,993)
Net change
Initial Class	314,332	$3,132,567	(185,726)	$(1,921,676)
Service Class	(195,903)	(1,951,728)	(43,850)	(443,218)
	118,429	$1,180,839	(229,576)	$(2,364,894)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $319 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,545,148	14,696,449	(16,344,433)	897,164

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,851	$897,164

30

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (the “Fund”) (one of the series comprising MFS Variable Insurance Trust II) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

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MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

32

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

33

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

34

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products” section of mfs.com.

35

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

For the reporting period ended December 31, 2012, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

Effective January 1, 2012, Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2012 and 2011, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	40,688	39,101
MFS Blended Research Growth Portfolio+	0	37,176
MFS Blended Research Value Portfolio+	0	37,176
MFS Bond Portfolio	56,660	54,563
MFS Core Equity Portfolio	42,569	41,001
MFS Growth Portfolio++	0	39,732
MFS Emerging Markets Equity Portfolio	42,887	41,217
MFS Global Governments Portfolio	54,443	52,429
MFS Global Growth Portfolio	52,417	50,389
MFS Global Tactical Allocation Portfolio	52,417	50,389
MFS Government Securities Portfolio	46,381	44,670
MFS High Yield Portfolio	59,931	57,711
MFS International Growth Portfolio	42,887	41,217
MFS International Value Portfolio	43,620	41,923
MFS Massachusetts Investors Growth Stock Portfolio	42,569	41,001
MFS Mid Cap Growth Portfolio++	0	39,026
MFS Money Market Portfolio	25,125	24,212
MFS New Discovery Portfolio	40,517	39,026
MFS Research International Portfolio	40,688	39,101
MFS Global Research Portfolio	41,422	39,807
MFS Strategic Income Portfolio	59,681	57,471
MFS Technology Portfolio	40,688	39,101
MFS Total Return Portfolio	54,443	52,429
MFS Utilities Portfolio	40,517	39,026
MFS Value Portfolio	40,517	39,026
Total	961,067	1,077,920

For the fiscal years ended December 31, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Blended Research Growth Portfolio+	600	2,400	2,390	5,107	845	1,331
To MFS Blended Research Value Portfolio+	600	2,400	2,390	5,107	845	1,331
To MFS Bond Portfolio	0	0	4,582	4,410	845	1,331
To MFS Core Equity Portfolio	0	0	4,582	4,410	845	1,331
To MFS Growth Portfolio++	2,500	0	2,390	4,410	845	1,331
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Global Governments Portfolio	0	0	4,582	4,410	845	1,331
To MFS Global Growth Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Government Securities Portfolio	0	0	4,582	4,410	845	1,331
To MFS High Yield Portfolio	2,050	0	4,582	4,410	845	1,331
To MFS International Growth Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS International Value Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,582	4,410	845	1,331
To MFS Mid Cap Growth Portfolio++	2,500	0	2,390	4,410	845	1,331
To MFS Money Market Portfolio	0	0	4,582	4,410	845	1,331
To MFS New Discovery Portfolio	0	0	4,582	4,410	845	1,331
To MFS Research International Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Global Research Portfolio	2,400	2,400	4,582	4,410	845	1,331

To MFS Strategic Income Portfolio	0	0	4,582	4,410	845	1,331
To MFS Technology Portfolio	2,400	2,400	4,582	4,410	845	1,331
To MFS Total Return Portfolio	0	0	4,581	4,409	845	1,331
To MFS Utilities Portfolio	0	0	4,581	4,409	845	1,331
To MFS Value Portfolio	0	0	4,581	4,409	845	1,331
Total fees billed by Deloitte To above Funds:	29,850	26,400	105,779	111,641	21,125	33,325

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*+	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*+	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Growth Portfolio*++	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS Global Tactical Allocation, MFS and MFS Related Entities*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,135,274	1,265,664	0	0	0	53,100

To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*++	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Value Portfolio*	1,135,274	1,265,664	0	0	0	53,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#+	1,362,179	1,646,817
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#+	1,362,179	1,646,817
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS Growth Portfolio, MFS and MFS Related Entities#++	1,364,079	1,643,720
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,365,821	1,643,720
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720

To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#++	1,364,079	1,643,720
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,363,771	1,643,720
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,366,171	1,646,120
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,363,770	1,643,719
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,363,770	1,643,719
To MFS Value Portfolio, MFS and MFS Related Entities#	1,363,770	1,643,719

+	MFS Blended Research Growth Portfolio and the MFS Blended Research Value Portfolio were terminated as series of the Registrant as of July 3, 2012.
++	MFS Growth Portfolio and the MFS Mid Cap Growth Portfolio were reorganized into the MFS Growth Series and MFS Mid Cap Growth Series, respectively, as of August 17, 2012, and were terminated as series of the Registrant effective August 22, 2012.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2013

*	Print name and title of each signing officer under his or her signature.